Execution Version

AMENDED AND RESTATED

$25,000,000

SENIOR FIRST LIEN SECURED

CREDIT AGREEMENT

Among

Southern Star Energy Inc.,
a Nevada corporation

as Borrower

and

Macquarie Bank Limited,
a bank incorporated under the laws of Australia,
in its individual capacity and as Administrative Agent

and

the Lenders Party Hereto

Dated as of July 11, 2008

TABLE OF CONTENTS

EXHIBITS, ANNEXES AND SCHEDULES

Exhibits:

Exhibit A	Description of Properties; Interests
Exhibit B	Form of Promissory Note
Exhibit C	Form of Advance Request
Exhibit D	Form of Property Operating Statement
Exhibit E	Existing and Approved Purchasers
Exhibit F	Form of Security Agreement
Exhibit G	Form of Subordination Agreement
Exhibit H	Notice of Assignment of Proceeds
Exhibit I	Deposit Account Control Agreement
Exhibit J	MBL Terms and Conditions of Investment Business

Annexes:

Annex I	Percentage Share

Schedules:

Schedule 2.2(a)	Properties for Development Funds
Schedule 2.4(c)	Authorized Signatories on Advance Requests
Schedule 4.3	Ownership of Equity Interests of Borrower
Schedule 4.4(d)	Consents
Schedule 4.8	Brokerage Fees
Schedule 4.9	Delinquent Tax Returns
Schedule 4.10	Litigation
Schedule 4.12	Debt
Schedule 4.16	Environmental Matters
Schedule 4.17	Operating Permits and Licenses
Schedule 4.20	Contingent Liabilities
Schedule 4.22	Unpaid Bills and Working Capital Position
Schedule 4.25	Other Agreements
Schedule 4.28	Operators/Operating Agreements
Schedule 4.31	Employee Plans
Schedule 4.39	Hedging Agreements
Schedule 4.40	Marketing Contracts
Schedule 4.41	Deposit Accounts
Schedule 6.9(c)	Insurance
Schedule 6.19	Bonds and Qualifications
Schedule 7.1(b)	Authorized Capital Leases
Schedule 7.5	Liens and Encumbrances

CREDIT AGREEMENT

This Amended and Restated $25,000,000 Senior First Lien Secured Credit Agreement (this "Agreement") is dated as of July __, 2008, between SOUTHERN STAR ENERGY INC., a Nevada corporation, having its principal executive office and place of business at 152-110 Cypress Station Drive, Houston, Texas 77090 ("Borrower") and MACQUARIE BANK LIMITED, a bank incorporated in accordance with the laws of Australia, with offices at Level 15, 1 Martin Place, Sydney, New South Wales, 2000 Australia (in its individual capacity, "MBL"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent") and the other Lenders party to this Agreement.

Background:

A. Borrower and MBL entered into that certain $2,000,000 Senior First Lien Credit Agreement dated May 16, 2008 (the "Original Credit Agreement").

B. Borrower, MBL and each of the Lenders desire amend and restate the Original Credit Agreement and to enter into this Agreement to set forth the terms and conditions pursuant to which the Lenders will make available to Borrower a senior secured revolving loan for the purposes set forth in this Agreement.

C. In connection with Lenders making available to Borrower the financial accommodations described in this Agreement, Borrower will grant to the Administrative Agent, for the ratable benefit of each of the Lenders, a first-priority Lien in all of the real and personal property of Borrower subject only to the Permitted Encumbrances (defined below); and

D. To further induce Lenders to enter into this Agreement, Borrower shall grant to Lender or its designee certain Warrants (defined below) to acquire Equity Interest (defined below) in Borrower.

Agreements:

In consideration of the terms, covenants, provisions and conditions set forth in this Agreement, Borrower, Administrative Agent and Lenders agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Specific Defined Terms. As used herein, the following terms shall have the following meanings and, as the context requires, the singular shall include the plural:

"Acceptable Bank" means:

(a) a bank or financial institution which has a rating for its long-term unsecured and non credit-enhanced debt obligations of A-1 or higher by Standard & Poor's Rating Services or F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investor Services Limited or a comparable rating from an internationally recognized credit rating agency; or

(b) any other bank or financial institution approved by the Administrative Agent.

"Adjusted PV Ratio" means, as of any date, the ratio of *(i)* the Total Adjusted Present Value to *(ii)* Net Debt of Borrower.

"Administrative Agent" means MBL or any successor serving as the Administrative Agent pursuant to this Agreement.

"Administrative Agent-Related Persons" means the Administrative Agent, together with its Affiliates, and their respective officers, directors, employees, agents and attorneys in fact of such Persons.

"Advance" means an advance of funds under the Revolving Loan by the Lenders at the Contract Rate pursuant to Article II of this Agreement.

"Advance Request" means a request for an Advance under the Revolving Loan in substantially the form of Exhibit C hereto.

"AFE" means an authorization for expenditure representing an estimate of work to be performed. AFEs shall not include COPAS overhead or other similar expenses related to Borrower's overhead expense.

"Affiliate" means as to any Person (a) any other Person who directly or indirectly controls, is under common control with, or is controlled by such Person, (b) any director or officer of such Person or of any Person referred to in clause (a) above, or (c) if any Person in clause (a) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of Equity Interests, by contract or otherwise); provided that, in any event, *(i)* any Person who owns directly or indirectly ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the Equity Interests of any other Person (other than as a limited partner (or member in a limited liability company in the nature of a limited partner) of such other Person) will be deemed to control such corporation or other Person, and *(ii)* any Subsidiary of Borrower shall be deemed to be an Affiliate of Borrower.

"Agreement" has the meaning assigned to that term in the introductory paragraph hereof and includes any amendment, modification, supplement or restatement.

"Authorized Officer" has the meaning assigned to that term in Section 5.1(a).

"Availability Termination Date" means, unless extended in writing by Administrative Agent, the date that is exactly thirty-six (36) months after the Closing Date.

"Bankruptcy Code" means Title 11 of the United States Code as amended from time to time.

"Basic Documents" means Leases, Operating Agreements, Hydrocarbon purchase, sales, exchange, processing, gathering, treatment, compression and transportation agreements; farmout or farm in agreements; unitization agreements; joint venture, exploration, limited or general partnership, dry hole, bottom hole, acreage contribution, purchase and acquisition agreements; area of mutual interest agreements; salt water disposal agreements, servicing contracts; easement and/or pooling agreements; surface leases, permits, licenses, rights-of-way, servitudes, or other interests appertaining to the Properties and all other executory contracts and agreements relating to the Properties.

"Board" has the meaning assigned to that term in Section 4.32 of this Agreement.

"BOE" means Barrels of Oil Equivalent calculated by adding (a) the volume of Crude Oil produced in barrels to (b) the volume of Natural Gas produced in thousands of cubic feet (MCF) divided by ten (10).

"Borrower" has the meaning assigned to that term in the first paragraph of this Agreement.

"Borrower Sub Account" has the meaning assigned to such term in Section 2.9(a) of this Agreement.

"Borrowing Base" means, subject to the Maximum Commitment, the loan amount for the Revolving Loan, as determined by the Administrative Agent from time to time in accordance with Section 2.2(b).

"Borrowing Base Deficiency" means, and occurs when, the amount by which the outstanding principal amount of the Revolving Loan exceeds the Borrowing Base in effect at such time, whether as the result of a redetermination, a scheduled reduction, or otherwise.

"Borrowing Base Utilization" shall mean at any time, an amount equal to the quotient of (*i*) the aggregate principal amount of the Revolving Loan outstanding, divided by (*ii*) the Borrowing Base.

"Business Day" means any day other than a day on which commercial banks are authorized or required to close in New York, New York.

"Capital Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

"Cash Equivalents" means at any time:

(a) certificates of deposit maturing within one (1) year after the relevant date of calculation and issued by an Acceptable Bank;

(b) any investment in marketable debt obligations issued or guaranteed by the government of the United States of America, or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within one (1) year after the relevant date of calculation and not convertible or exchangeable to any other security;

(c) commercial paper not convertible or exchangeable to any other security:

(i) for which a recognized trading market exists;

(ii) issued by an issuer incorporated in the United States of America;

(iii) which matures within one (1) year after the relevant date of calculation; and

(iv) which has a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investor Services Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating;

(d) any investment in money market funds which

(i) have a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investor Services Limited;

(ii) which invest substantially all their assets in securities of the types described in paragraphs (a) to (c) above; and

(iii) can be converted into cash on not more than thirty (30) days notice.

"Cash Position" means the sum of cash and Cash Equivalents plus accounts receivable within two (2) months minus accounts payable within two (2) months.

"CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

"Change of Control" means the occurrence of any event pursuant to which:

(a) any Person who has not executed a Subordination Agreement and is not an Affiliate (either alone or jointly with any other Person) acquires control of Borrower, or Borrower becomes a Subsidiary of any such Person, or any such Person or group of Persons acting in concert to gain direct or indirect control of Borrower, in a transaction not approved by the Continuing Directors or members, as applicable; for purposes of this definition, control means:

(i) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(A) cast, or control the casting of, more than thirty-five percent (35%) of the maximum number of votes that might be cast at a general meeting of Borrower, as applicable; or

(B) appoint or remove all, or the majority, of the directors or other equivalent officers of Borrower; or

(C) give directions with respect to the operating and financial policies of Borrower with which the directors or other equivalent officers of Borrower are obliged to comply.

(ii) the holding beneficially of more than thirty-five percent (35%) of the issued share capital of Borrower (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and

(iii) "acting in concert" means, a group of Persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition of shares directly or indirectly in Borrower by any of them, either directly or indirectly, to obtain or consolidate control of Borrower;

(b) W.D. Gibbs ceases to be materially involved in the management of the Borrower and the development of the Properties or either resigns or is removed as Chief Operating Officer of Borrower and a replacement reasonably acceptable to the Administrative Agent is not identified to Administrative Agent within ninety (90) days and is not employed by Borrower within an additional thirty (30) days.

"Charter Documents" means, as applicable for any Person that is not an individual, the articles or certificate of incorporation or formation, company agreement, certificate of limited partnership, regulations, bylaws, partnership or limited partnership agreement, and all similar documents related to the formation and governance of that Person, together with all amendments to any of them.

"Closing" means the execution by Borrower and other applicable parties and the delivery to the Administrative Agent and the Lenders, as applicable, of the Loan Documents (as hereinafter defined) and all other documents contemplated by this Agreement and necessary to satisfy the conditions described in Article IX.

"Closing Date" has the meaning assigned to that term in Section 9.1.

"Collateral" means the Properties.

"Commitment Fee" has the meaning set forth in Section 2.3.

"Continuing Directors" means (a) any member of the board of directors who was a director (or comparable manager) of Borrower on the Closing Date, and (b) any individual who becomes a member of the board of directors after the Closing Date if such individual was recommended, appointed or nominated for election to the board of directors by a majority of the continuing directors, but excluding any such individual originally proposed for election in opposition to the board of directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Borrower and whose initial assumption of office resulted from such contest or the settlement thereof.

"Contract Rate" means a rate per annum equal to the lesser of (*i*) Prime Rate plus two percent (2%) and (*ii*) the Highest Lawful Rate.

"COPAS" means the Accounting Procedures for Joint Operations Recommended by the Council of Petroleum Accountants Societies, then in effect, with respect to onshore or offshore operations, as applicable, and as applied to properties located in the same geographical area with the Leases.

"Crude Oil" means all crude oil, condensate and other liquid hydrocarbon substances.

"Current Assets" means on any date of determination, the consolidated current assets that would, in accordance with GAAP be classified as of that date as current assets, plus any committed but undrawn availability under the Borrowing Base, less any non-cash amount required to be included in current assets as the result of the application of GAAP; for the avoidance of any doubt, Current Assets shall exclude non-cash commodity and interest rate hedges assets and liabilities.

"Current Liabilities" means, on any date of determination, the consolidated obligations that would, in accordance with GAAP be classified as of that date as current liabilities, excluding (a) non-cash obligations under GAAP; for the avoidance of any doubt Current Liabilities shall exclude non-cash commodity and interest rate hedges assets and liabilities, and (b) shall exclude the current portion of long-term Debt, including the Debt hereunder.

"Current Ratio" means, as of any date, the ratio of (*i*) the Borrower's Current Assets to (*ii*) Borrower's Current Liabilities on that date.

"Debt" means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of property or services; (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by a Lien on any property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or

assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or property of others; (*i*) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than Natural Gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

"Debtor Relief Laws" means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization, fraudulent transfer or conveyance or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

"Default" means the occurrence of any event which, with the lapse of time or the giving of notice or both will become an Event of Default hereunder. A Default is "continuing" if it has not been remedied or waived.

"Default Rate" has the meaning assigned to that term in Section 2.6(a) hereof.

"Defaulting Lender" means any Lender that (a) has failed to fund any portion of the Loan it is required to fund under this Agreement within one (1) Business Day of the date such funding is required, (b) has otherwise failed to pay over to Administrative Agent or any other Lender any other amount required to be paid by it under this Agreement or any other Loan Document within one (1) Business Day of the date when due, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding under any Debtor Relief Law.

"Defensible Title" means with respect to each Property, title that (a) entitles the Person to receive (free and clear of all royalties appearing or not appearing of record, all overriding royalties and all net profits interests or other burdens on or measured by production of Hydrocarbons) not less than the Net Revenue Interest set forth on Exhibit A (or in such other certificate or writing provided to Lender representing the interests in the Properties, including, without limitation, any Mortgage) in all Hydrocarbons produced, saved and marketed from the Property for the productive life of the Property, free and clear of any Lien other than the Permitted Encumbrances and any Liens, which are in favor of Lender and its Affiliates or are permitted hereunder; and (b) obligates such Person to bear costs and expenses relating to the maintenance, development and operation of such Property in an amount not greater than the Working Interest set forth on Exhibit A for the productive life of such Property.

"Deposit Account Control Agreement" means a Deposit Account Control Agreement among Borrower, the Administrative Agent and the depository bank(s) substantially in the form of Exhibit I and covering the deposit accounts set forth in Schedule 4.41.

"Disqualified Capital Stock" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible into or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one (1) year after the earlier of (a) the Maturity Date and (b) the date on which there are no Advances or other Obligations hereunder outstanding and all commitments (conditional or otherwise) of each of the Lenders to make additional Advances are terminated.

"EBITDA" means for Borrower for any period (a) net income, in accordance with GAAP for such period plus (b) to the extent deducted in determining net income for such period, interest expense, income, withholding, franchise or similar taxes and all non-cash expense for such period, plus (c) any non-cash charges for such period, minus (d) all non-cash income added to net income for such period. EBITDA shall be calculated without including non-cash mark-to-market adjustments arising from the application of GAAP.

"Employee Plan" means an employee pension benefit plan covered by Title IV of ERISA.

"Engineers" means an independent petroleum engineering firm selected by Borrower and approved by the Administrative Agent in writing from time to time, such approval not to be unreasonably withheld or delayed.

"Environmental and Safety Regulations" means all applicable federal, state or local laws, ordinances, codes, rules, orders and regulations with respect to any environmental, pollution, toxic or hazardous waste or health and safety law, including, without limitation, those promulgated by the United States Environmental Protection Agency, the Federal Energy Regulatory Commission, the Department of Energy, the Occupational Safety and Health Administration, the Department of the Interior, or any other Governmental Authority, or any of their predecessor or successor agencies.

"Environmental Laws" shall mean any and all Governmental Requirements and Environmental and Safety Regulations pertaining to health or the environment in effect in any and all jurisdictions in which Borrower is conducting or at any time has conducted business, or where any Property of Borrower is located, including without limitation, the OPA, CERCLA, RCRA, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (a) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state in which any Property of Borrower is located establish a meaning for "oil," "hazardous substance," "release,"

"solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply to those issues covered by the applicable state laws.

"Equipment" has the meaning assigned to that term in the UCC and includes all surface or subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other personal or moveable property of whatsoever kind or nature (excluding property rented by Borrower or taken to the premises for temporary uses) now owned or hereafter acquired by Borrower which are now or hereafter located on or under any of the lands attributable to the Properties which are used for the production, gathering, treatment, processing, storage or transportation of Hydrocarbons and whether or not attributable to the Properties (together with all accessions, additions and attachments to any thereof), including, without limitation, all Wells, casing, tubing, tubular goods, rods, pumping units and engines, Christmas trees, platforms, derricks, separators, compressors, gun barrels, flow lines, water injection lines, tanks, gas systems (for gathering, treating and compression), pipelines (including gathering lines, laterals and trunklines), chemicals, solutions, water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, telegraph, telephone and other communication systems, loading docks, loading racks, shipping facilities, platforms, well equipment, wellhead valves, meters, motors, pumps, tankage, regulators, furniture, fixtures, automotive equipment, forklifts, storage and handling equipment, together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, documentation and processes, warranties and records in connection therewith including, without limitation, any and, to the extent permitted, all seismic data, geological data, geophysical data and interpretation of any of the foregoing, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

"Equity Equivalents" means with respect to any Person any rights, warrants, options, convertible securities, exchangeable securities, indebtedness or other rights, in each case exercisable for or convertible or exchangeable into, directly or indirectly, Equity Interests of such person or securities exercisable for or convertible or exchangeable into Equity Interests of such person, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

"Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and related rules and regulations.

"Event of Default" has the meaning assigned to that term in Section 10.1.

"Facility Termination Date" means the earliest of (*i*) the Maturity Date, (*ii*) the date on which Borrower has paid and discharged in full all Obligations (as hereinafter defined) to the Administrative Agent and each of the Lenders (other than indemnity obligations and similar obligations that survive the termination of this Agreement) and the Lenders have no further

obligations to make Advances hereunder, or (*iii*) the date on which the Administrative Agent has notified Borrower of the acceleration of payment of all Obligations hereunder because of the occurrence and continuance of an Event of Default.

"Financial Accounting Standards Board" means the board by this name recognized by the Securities and Exchange Commission of the United States of America.

"First Reserve Report Effective Date" means December 31, 2008

"GAAP" means generally accepted accounting principles recognized as such by the Financial Accounting Standards Board (or generally recognized successor) consistently applied and maintained throughout the period indicated and consistent with applicable laws, except for changes mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or generally recognized successor) in order for such principle or practice to continue as a generally accepted principle or practice, all financial reports or statements required hereunder or in connection herewith may be prepared in connection with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only if Borrower and the Administrative Agent agree to do so. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

"Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state, local or tribal, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers, jurisdiction or functions of or pertaining to government over the Borrower, the Properties, the Administrative Agent or any Lender or any of their respective Affiliates.

"Governmental Requirements" means, with respect to any Person, any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority applicable to such Person.

"Hazardous Materials" means and include (*i*) all elements or compounds that are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency and the list of toxic pollutants designated by the United States Congress or the Environmental Protection Agency or under any Hazardous Substance Laws (as hereinafter defined), and (*ii*) any "hazardous waste," "hazardous substance," "toxic substance," "regulated substance," "pollutant" or "contaminant" as defined under any Hazardous Substance Laws.

"Hazardous Substance Laws" means CERCLA, RCRA, the Federal Water Pollution Control Act, as amended, 33 U.S.C. 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Hazardous Liquid Pipeline Safety Act of 1979, as amended, 40 U.S.C. 2001 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. 136 et seq., the Federal

Clean Air Act, 42 U.S.C. 7401 et seq., any so called federal, state or local "superfund" or "super lien" statute, and any other applicable federal, state or local law, rule, regulation or ordinance related to the remediation, clean up or reporting of environmental pollution or contamination or imposing liability (including strict liability) or standards of conduct concerning any Hazardous Materials.

"Hedging Agreement" means:

(a) Any Swap Agreement and any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index options, swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any Master Agreement (as defined in paragraph (b) below); and

(b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivates Association, Inc. or any International Foreign Exchange Master Agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

"Highest Lawful Rate" means, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Promissory Note or on other Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

"Hydrocarbons" means all Crude Oil and Natural Gas.

"Indemnified Party or Parties" has the meaning assigned to that term in Section 8.4(a).

"Indemnitee" has the meaning assigned to such term in Section 8.4(b).

"Interest Coverage Ratio" means, as of any date, the ratio of (*i*) Borrower's EBITDA for the four (4) most recent fiscal quarters commencing after the date hereof to (*ii*) Borrower's aggregate interest expense for all Debt (including Debt under this Agreement) for the same period.

"Investment" means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short

sale); (b) the making of any deposit (other than deposits in the Project Account, including the Borrower Sub-Account) with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); or (c) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

"Lease" or "Leases" means, whether one or more, (*i*) those certain oil and gas leases, mineral estates, and all other mineral rights or interests set forth in the descriptions of the Properties attached as Exhibit A hereto, and any other interests in the Leases or any other lease of real property, whether now owned or hereafter acquired by Borrower, and any extension, renewals, corrections, modifications, elections or amendments (such as those relating to unitization) of any such Lease or Leases, or (*ii*) other oil, gas and/or mineral leases or other interests pertaining to the Properties, whether now owned or later acquired, which may now or hereafter be made subject to a Lien in favor of the Administrative Agent or any Lender under any of the Security Documents and any extension, renewals, corrections, modifications, elections or amendments (such as those relating to unitization) of any such lease or leases.

"Lenders" means the Persons listed on Annex I, any Person that shall have become a party hereto pursuant to Section 13.2 (assignment), other than any such Person that ceases to be a party hereto pursuant to Section 13.2 (assignment).

"Lender Participation Documents" means, collectively, (*i*) any participation and intercreditor agreement evidencing any transaction (each a "Lender Participation Transaction") under which either of the initial Lenders identified in this Agreement assigns to any other Person an interest in the Promissory Note and the rights of such Lender under this Agreement and the other Loan Documents, (*ii*) any Promissory Note issued by Borrower to any other Person pursuant to any Lender Participation Transaction and (*iii*) all other documents, agreements, instruments and writings at any time delivered in connection with a Lender Participation Transaction.

"Liabilities and Costs" has the meaning assigned to such term in Section 12.7.

"Lien" means any interest in property (real or personal) securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of oil and gas properties and the Properties. The term "Lien" shall include easements, servitudes, restrictions, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, Borrower shall be deemed to be the owner (to the extent of its interest therein) of any Property which it has acquired or holds subject to a conditional sale

agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

"Loan" shall mean the Revolving Loan.

"Loan Documents" means this Agreement, the Promissory Note, the Security Documents, the Lender Participation Documents, any Swap Agreements, the Warrants and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof, except to the extent the same contain information about Borrower or its Affiliates, properties, business or prospects).

"Material Adverse Effect" means any effect, event or matter:

(a) which is materially adverse to:

(i) the business, assets, liabilities, ownership, management or condition (financial or otherwise) of Borrower; or

(ii) the ability of Borrower to perform any payment obligations under any Loan Documents; or

(b) which could reasonably be expected to result in any Security Document not providing to the Administrative Agent the Liens and/or security interests in the assets expressed to be secured under that Security Document.

"Material Changes" has the meaning assigned to such term in Section 12.19.

"Maturity Date" means July 11, 2011.

"Maximum Commitment" means (a) with respect to the Revolving Loan, the lesser of *(i)* Twenty-Five Million Dollars ($25,000,000) and *(ii)* the Borrowing Base.

"MBL" has the meaning assigned to that term in the first paragraph of this Agreement.

"MBOE" means thousands of Barrels of Oil Equivalent.

"MMCF" and "MCF" means one million cubic feet and one thousand cubic feet, respectively.

"Mortgage" means a mortgage, deed of trust, assignment of production, security agreement and financing statement and act of mortgage and security agreement securing future advances executed by Borrower and granting a first and prior Lien to or for the benefit of Lender in the Properties described therein subject only to the Permitted Encumbrances, and otherwise in form and substance satisfactory to Administrative Agent, as the same may be modified, amended or supplemented pursuant to the terms of this Agreement.

"Natural Gas" means all natural gas, and any natural gas liquids and all products recovered in the processing of natural gas (other than condensate) including, without limitation, natural gasoline, casinghead gas, iso-butane, normal butane, propane and ethane (including such methane allowable in commercial ethane) produced from or attributable to the Properties.

"Net Debt" means, as of any date, an amount equal to the sum of, without duplication, (*i*) the Total Committed Obligations plus (*ii*) the total amount of Borrower's other Debt classified as long-term Debt under GAAP plus (*iii*) any Cash Position deficit or minus any Cash Position surplus.

"Net Operating Cash Flow" means, on a cash accounting basis, Borrower's gross cash receipts from sales of Production Volumes and all other cash receipts from whatever source (including, without limitation, if applicable, cash payments received under any Hedging Agreement), less the following expenses to be paid from this cash: (a) lease operating expenses; (b) production taxes; (c) other state and federal taxes paid in cash (including taxes based on the income of Borrower or its members, as applicable, and as permitted by Section 7.9), (d) payments made with respect to Hedging Agreements (if applicable); and (e) amounts paid by Borrower to acquire and/or maintain any bonds or letters of credit securing plugging and abandonment obligations with respect to the Properties as set forth in Schedule 6.19; provided, however, the Net Operating Cash Flow does not include cash receipts or disbursements attributable to third-party Working Interest or third-party Royalty Interest ownership, and net profits interests owned by third parties that are not Affiliates of Borrower.

"Net Revenue Interest" means, with respect to any Property, the decimal or percentage share of Hydrocarbons produced and saved from or allocable to such Property, after deduction of Royalty Interests and other burdens on or paid out of such production.

"Obligations" means and include all loans and advances (including the Loan), debts, liabilities, obligations, covenants, duties and amounts owing or to be owing by Borrower or any other Obligor to the Administrative Agent, any Lender or any Affiliate of a Lender, of any kind or nature, present or future, whether or not evidenced by any note, guaranty, letter of credit or other instrument, arising directly or indirectly, under the Loan Documents (including but not limited to the Swap Agreement), and all renewals, extensions and/or rearrangements of any of the foregoing. The term includes, but is not limited to, all interest, reasonable charges, expenses, consultants' and attorneys' fees and any other sum payable by Borrower under the Loan Documents and all Related Costs. Provided, however, for purposes of the definition of "Obligations" only, Loan Documents do not include the Warrants.

"OPA" means the Oil Pollution Act of 1990, as amended.

"Operating Agreement" means (a) any joint operating agreements covering or relating to any one or more of the Properties and (b) any subsequently executed joint operating agreement covering or relating to any one or more of the Properties that is approved in writing by Administrative Agent and set forth on Schedule 4.28.

"Operator" means with respect to the Properties, Borrower or Southern Star Operating, Inc., as applicable, and any other operators, including contract operators, of the Properties

approved by the Administrative Agent in writing pursuant to Sections 6.15 and 8.5. The Operators for each of the Properties as of the date of execution of this Agreement are identified on Schedule 4.28.

"Other Taxes" has the meaning assigned to such term in Section 2.14(b).

"Payment Date" means, prior to the repayment in full and final satisfaction of all Obligations (other than indemnity obligations and similar obligations that survive the termination of this Agreement), the twentieth (20th) day of each month, commencing on August 20, 2008.

"Percentage Share" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment as such percentage is set forth on Annex I, as modified from time to time to reflect assignments permitted by Section 13.2.

"Permitted Encumbrances" means (a) Liens for property taxes and assessments or governmental charges or levies related to Borrower's property, provided that payment thereof is not past due unless being contested in good faith by appropriate action promptly initiated and diligently concluded and for which appropriate reserves as may be required under GAAP have been made; (b) (*i*) Liens on cash and Cash Equivalents securing the performance of bids, tenders, trade or government contracts, leases (other than Capitalized Leases) or licenses or to secure statutory obligations, surety, performance or appeal bonds, letters of credit or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money or the acquisition of inventory or other property and (*ii*) Liens, other than any Liens imposed by ERISA, arising in the ordinary course of business or incidental to the ownership of Properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, carrier's, mechanic's, builder's, suppliers', materialmen's, repairmen's, vendors', warehousemen's, architects', attorneys' Liens, and Liens of operators and non-operators arising under Operating Agreements) for sums not past due or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserves as may be required by GAAP have been made; (c) survey exceptions, issues with regard to the merchantability of title, easements or reservations, or rights of others for rights-of-way, servitudes, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which could not reasonably be expected to have a Material Adverse Effect; (d) Liens permitted by the Administrative Agent in writing; (e) Liens on Properties in respect of judgments or awards, the Debt with respect to which is permitted hereunder; (f) Liens against specific Equipment securing Debt permitted hereunder; and (g) the specific exceptions and encumbrances affecting one or more of the Properties as described in the Mortgages and/or the title reports, summaries and opinions delivered to the Administrative Agent prior to the Closing Date, BUT ONLY INSOFAR as those exceptions and encumbrances are valid and subsisting and are enforceable against the particular Lease which is made subject to those exceptions and encumbrances.

"Person" means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or other similar organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

"Personal Property" means all personal property of every kind, whether now owned or later acquired, including all goods (including Equipment), documents, accounts, chattel paper (whether tangible or electronic), money, deposit accounts, letters of credit and letter-of-credit rights (without regard to whether the letter of credit is evidenced by a writing), documents, securities and all other investment property, supporting obligations, any other contract rights (including all rights in transportation agreements, processing agreements, delivery agreements and seismic agreements related to the Properties) or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles and rights to seismic and other geophysical data) and all permits, licenses, books and records related to the Properties or the business of Borrower as it relates to the Properties in any way whatsoever.

"Prime Rate" means, with respect to any period, the greater of (*i*) the prime rate of interest specified by the Wall Street Journal and (*ii*) the Federal Funds Rate plus 0.50% per annum, in each case changing from time to time as and when that rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.

"Pro Rata Share" means, when determined for each Lender, a fraction (stated as a percentage), the numerator of which is the outstanding principal amount of such Lender's Promissory Note, and the denominator of which is the outstanding principal amount of all Promissory Notes.

"Production Volumes" means, with respect to the Properties or any portion thereof, the product of Borrower's Net Revenue Interest multiplied by gross Hydrocarbons produced from the Properties or any portion thereof, as applicable.

"Project Account" means the account identified in Section 2.8(a) or as otherwise specified in writing to Borrower by Administrative Agent.

"Promissory Note" means, collectively, one or more promissory notes substantially in the form of Exhibit B executed by Borrower and delivered to each of the Lenders (including any successors to and assignees of the initial Lenders identified in this Agreement) pursuant to Section 2.5, together with all renewals, extensions, increases and rearrangements.

"Property" or "Properties" means, collectively, the property of Borrower, including without limitation, the Properties described on Exhibit A, attached hereto as the same may be amended from time-to-time, and includes, without limitation, all Leases and all other real and personal property of Borrower, whether now owned or later acquired and without regard to whether such property is related to any of the Leases, including but not limited to all Personal Property and all Basic Documents associated therewith. For the purposes of this Agreement, Borrower will be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing. "Properties" shall include all real property acquired by Borrower, directly or indirectly, from and after the Closing Date, whether or not described on Exhibit A hereto.

"Property Operating Statement" means a monthly statement substantially in the form Exhibit D, to be prepared and delivered by Borrower to the Administrative Agent in accordance with Section 5.1.

"Proved Developed Non-Producing Present Value" or "PDNP Present Value" means the present value discounted at ten percent (10%) of future net revenues attributable to all PDNP Reserves from the Properties calculated based on a Reserve Report prepared in accordance with Section 5.6.

"Proved Developed Producing Present Value" or "PDP Present Value" means the present value discounted at ten percent (10%) of future net revenues attributable to all PDP Reserves from the Properties calculated based on a Reserve Report prepared in accordance with Section 5.6.

"Proved Reserves" has the meaning given that term in the definitions promulgated by the Society of Petroleum Evaluation Engineers and the World Petroleum Congress as in effect at the time in question; "Proved Developed Producing Reserves" or "PDP Reserves" means Proved Reserves which are categorized as both "Developed" and "Producing" in such definitions; "Proved Developed Non-Producing Reserves" or "PDNP Reserves" means Proved Reserves which are categorized as both "Developed" and "Non-Producing" in such definitions; and "Proved Undeveloped Reserves" or "PUD Reserves" means Proved Reserves which are categorized as "Undeveloped" in such definitions.

"Proved Undeveloped Present Value" or "PUD Present Value" means the present value discounted at ten percent (10%) of future net revenues attributable to all PUD Reserves from the Properties calculated based on a Reserve Report prepared in accordance with Section 5.6.

"Purchasers" means all Persons, including those parties listed on Exhibit E or otherwise approved in writing by Administrative Agent (such approval or disapproval not to be unreasonably delayed), who purchase Hydrocarbons attributable or allocable to Borrower's Net Revenue Interest in the Properties.

"RCRA" means the Resource Conservation and Recovery Act of 1976, as amended.

"Recipient Parties" has the meaning assigned to such term in Section 2.9(b).

"Related Costs" means the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent and consultants for the Administrative Agent and such other reasonable and documented out-of-pocket, third-party expenses incurred by the Administrative Agent in connection with the due diligence, negotiation and preparation of documents relating to the Loan and execution, delivery and filing and/or recording of the Loan Documents together with any amendments, supplements or modifications thereto or administration or enforcement thereof.

"Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person's Affiliates.

"Release" means Hazardous Materials that are pumped, spilled, leaked, disposed of, emptied, discharged or otherwise released into the environment in violation of applicable laws.

"Remedial Work" has the meaning assigned to such term in Section 6.4(a).

"Required Lenders" means, when determined, Lenders holding at least a majority of the of the Maximum Commitment; provided that, the holdings of any Defaulting Lender shall be excluded in the determination of Required Lenders for purposes of this definition.

"Reserve Report" has the meaning assigned to that term in Section 5.6(a) hereof.

"Revolving Loan" has the meaning assigned to such term in Section 2.1(a).

"Royalty Interest" means an expense-free interest retained by a mineral lessor in a Lease, an overriding royalty reserved by or conveyed to a Person or any other expense-free right to receive production or revenues from a Property or Lease.

"Security Agreements" means, collectively, any security agreement executed by Borrower, as debtor, in favor of the Administrative Agent, as secured party for the benefit of each of the Lenders, substantially in the form and substance as attached as Exhibit F and otherwise satisfactory to the Administrative Agent in its sole and absolute discretion.

"Security Documents" means this Agreement, the Mortgages, the Security Agreements, the Subordination Agreements, financing statements, the Deposit Account Control Agreement and any other agreement or writing evidencing any assignment, Lien, encumbrance or security interest executed in favor of the Administrative Agent, any Lender or any of their respective Affiliates in or on the Collateral and any other documents relevant thereto; provided, however, that "Security Documents" shall not include the Warrants.

"Solvent" means that, as of the date on which a Person's solvency is to be measured: (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including income tax liabilities) as they become absolute and matured; and (b) it is able to meet its debts as they mature.

"Special Damages" has the meaning assigned to such term in Section 13.7.

"Subordination Agreement" means, with respect to all Affiliates of Borrower and any other Person designated by the Administrative Agent, including Southern Star Operating, Inc., a subordination agreement substantially in the form of Exhibit G.

"Subsidiary" means any Person of which fifty percent (50%) or greater of the issued and outstanding securities having ordinary voting power for the election of directors, members or general partners is owned, directly or indirectly, by such Person and/or one or more of its subsidiaries.

"Swap Agreement" means any ISDA Master Agreement and the Schedule thereto executed between Borrower and MBL, or any other Lender or any Affiliate of a Lender, together with any confirmation of trade thereunder and (unless any such requirements are waived in

writing by MBL in its sole and absolute discretion) in accordance with MBL's "Terms and Conditions of Investment Business attached as Exhibit J.

"Synthetic Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, eighty percent (80%) of the residual value of the property subject to such operating lease upon expiration or early termination of such lease.

"Taxes" has the meaning assigned to that term in Section 2.14.

"Taxing Authorities" means any Governmental Authority that has the power to impose taxes upon Borrower or any of the Collateral.

"Total Adjusted Present Value" means an amount, based on the most recent Reserve Report, equal to the sum of (*i*) the PDP Present Value plus (*ii*) the PDNP Present Value plus (*iii*) the PUD Present Value; provided, however, if the sum of PDNP Present Value plus the PUD Present Value exceeds fifty percent (50%) of the amount that would otherwise be the Total Adjusted Present Value, the Total Adjusted Present value will be an amount equal to twice the PDP Present Value; and provided further that, in calculating the Total Adjusted Present Value, the Administrative Agent will, in consultation with Borrower, make appropriate adjustments for material purchases, sale and discoveries of Hydrocarbon reserves by Borrower since the effective date of the last Reserve Report.

"Total Committed Obligations" means, as of any date, the total monetary Obligations owing to Lenders under this Agreement and the Swap Agreement (including any Advances that Lenders have unconditionally committed to make but has not yet funded).

"UCC" means the Uniform Commercial Code presently in effect in the State of Texas or other applicable jurisdiction.

"USA PATRIOT Act" means the Uniting and Strengthening America by Producing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, Pub. L. 707-56, as amended, and regulations promulgated thereunder as in effect from time to time.

"USD" or "$" or "Dollars" shall mean currency of the United States of America.

"Warrant" or "Warrants" means, individually and collectively, that certain Warrant 1A dated July 11, 2008 and that certain Warrant 2 dated July 11, 2008 granting MBL (or its designee) the right to acquire Equity Interest in the Borrower in form and substance satisfactory to MBL.

"Well" means any existing oil or gas well, salt water disposal well, injection well, water supply well or any other well located on or related to the Properties or any well which may

hereafter be drilled and/or completed on any of the Properties, or any facility or equipment in addition to or replacement of any well.

"Working Interest" means the property interest which entitles the owner thereof to explore and develop certain land for oil and gas production purposes, whether under an oil and gas lease or unit, a compulsory pooling order or otherwise.

Section 1.2 Other Capitalized Terms. Capitalized terms not otherwise defined in Section 1.1 shall have the meanings given them elsewhere in this Agreement.

Section 1.3 Exhibits and Schedules. All exhibits and schedules attached to this Agreement are part of this Agreement for all purposes.

Section 1.4 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document. Nothing contained in this Section 1.4 will be construed to authorize any renewal, extension, modification, amendment or restatement.

Section 1.5 References and Titles. All references in this Agreement to exhibits, schedules, articles, sections, subsections and other subdivisions refer to the exhibits, schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only, do not constitute any part of those subdivisions and will be disregarded in construing the language contained in those subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections of this Agreement in which those phrases occur. The word "or" is not exclusive; the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (c) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including." No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

Section 1.6 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Lenders hereunder shall be

prepared, based on the combined and consolidating financial statements of the Borrower in accordance with GAAP applied on a consistent basis.

ARTICLE II
THE LOAN FACILITY

Section 2.1 Maximum Commitment.

(a) Maximum Commitment. Each Lender severally agrees, subject to the terms and conditions of this Agreement, prior to the applicable Availability Termination Date to make available to Borrower a senior secured revolving loan (the "Revolving Loan") in accordance with such Lender's Percentage Share for the purposes set forth in Section 2.2(a) not to exceed in the Maximum Commitment. Borrower acknowledges that Lenders do not intend to advance Borrower any amount which would at any point in time exceed the Maximum Commitment; provided, however, if the obligations of Borrower under the Loan exceed the Maximum Commitment, all obligations will nevertheless constitute Obligations under this Agreement and be entitled to the benefit of all of the Administrative Agent's Liens on the Collateral. All monetary Obligations (other than Obligations that may continue past the Maturity Date under the terms of a Swap Agreement) will be fully due and payable on the Maturity Date.

Section 2.2 Availability and Purpose of Revolving Loan Advances. Beginning on the Closing Date and continuing through the Availability Termination Date:

(a) Revolving Loan . The initial Borrowing Base available under the Revolving Loan is Five Million Dollars ($5,000,000) and may be used exclusively for the development of the Properties set forth on Schedule 2.2(a), general corporate purposes as approved by Administrative Agent in writing, and the payment of Related Costs. On the Closing Date, the Lenders shall fund an Advance in the amount of Five Hundred Twenty-Six Thousand Eight Hundred and Thirty-Eight Dollars ($526,838) to fund the working capital deficit as set forth on Schedule 4.22.

(b) Borrowing Base.

(i) The initial Borrowing Base in effect as of the Closing Date is as set forth in Section 2.2(a) above.

(ii) Subject to Section 2.2(e) below, the Borrowing Base shall be re-determined not less than every six (6) months (based upon the most recent Reserve Report) pursuant to the following provisions of this Section 2.2(b). However, if Borrower changes its fiscal year, then the next re-determination date shall be no later than seventy-five (75) days following Borrower's new fiscal year end date. On or before each January 15 and July 15, until the Maturity Date, the Borrower shall furnish to Administrative Agent a Reserve Report (with "effective dates" of November 30 and May 31 respectively), which shall set forth, effective as of the first day of each such month, as applicable, the Proved Reserves attributable to the Properties. Each Reserve Report shall be a complete report prepared by Engineers or, if agreed in writing by Administrative Agent, by

Borrower's in-house engineers, relating to the Proved Reserves attributable to the Properties in accordance with Section 5.6. For the avoidance of doubt, within thirty (30) days following receipt of each such Reserve Report, Administrative Agent shall, in its sole discretion, make a determination of the Borrowing Base which shall become effective upon written notification from Administrative Agent to Borrower until the effective date of the next redetermination as set forth in this Section 2.2(b).

(iii) Administrative Agent is not required to consider any Proved Reserves attributable to the Properties for inclusion in the Borrowing Base if, in Administrative Agent's reasonable opinion, Administrative Agent, on behalf of Lenders, does not have a first priority security interest or mortgage Lien on such Properties. In no event will the Borrowing Base exceed Twenty-Five Million Dollars ($25,000,000).

(iv) Subject to Section 2.2(e) below, Administrative Agent shall determine the Borrowing Base in accordance with its customary lending practices based on the maximum Revolving Loan amount that may be supported by the Properties and Borrower acknowledges, for purposes of this Agreement, such determination by Administrative Agent as being the maximum Revolving Loan amount that may be supported by the Properties. In making any redetermination of the Borrowing Base, Administrative Agent shall apply consistently the parameters and other credit factors then generally being utilized by Administrative Agent for Borrowing Base redeterminations for Administrative Agent's similarly situated borrowers. The Borrower and Administrative Agent acknowledge that (a) due to the uncertainties of the Hydrocarbon extraction process, the Properties are not subject to evaluation with a high degree of accuracy and are subject to potential rapid deterioration in value, and (b) for this reason and the difficulties and expenses involved in liquidating and collecting against the Properties, Administrative Agent's determination of the maximum Revolving Loan amount that may be supported by the Properties contains an equity cushion, which equity cushion is acknowledged by Borrower as essential for the adequate protection of Administrative Agent and Lenders.

(c) Unscheduled Redeterminations.. In addition to the redetermination of the Borrowing Base described in Section 2.2(b)(ii), Borrower may initiate a redetermination of the Borrowing Base at any other time as they so elect by specifying in writing to Administrative Agent the date by which Borrower will furnish to Administrative Agent a Reserve Report in accordance with Section 5.6 and the date by which such redetermination is requested to occur and Lender may initiate such a redetermination in its sole discretion; provided, however, that Borrower and Lender may each initiate only one (1) such unscheduled redetermination each between scheduled redetermination dates.

(d) Termination and Reduction of Commitment. Upon at least five (5) Business Days prior written notice to Administrative Agent, Borrower may at any time permanently terminate, or from time to time permanently reduce, the Maximum Commitment; provided, however, that:

(i) each such reduction or termination must be in an amount equal to an integral multiple of One Hundred Thousand Dollars ($100,000);

(ii) such reduction or termination may not cause the Maximum Commitment to be less than the Obligations outstanding at such time;

(iii) on the date of any termination or reduction of the Maximum Commitment, Borrower shall prepay so much of the Obligations (up to the amount by which the Maximum Commitment pertaining thereto is so terminated or reduced) as shall be necessary in order that the sum of the principal amount of the Obligations outstanding will not exceed the Maximum Commitment applicable thereto following such termination or reduction;

(iv) at the time the commitment of Lenders to make Advances under this Agreement is terminated or reduced, the Borrower shall pay to Administrative Agent any Commitment Fee owing through the date of such termination or reduction pursuant to Section 2.3; and

(v) such reduction or termination may not thereafter be increased or restored.

(e) Notwithstanding anything in this Section 2.2 or elsewhere in this Agreement to the contrary, the Borrowing Base will be increased to an amount in excess of the initial Borrowing Base set forth in Section 2.2(a) above only in the sole and absolute discretion of the Administrative Agent and each of the Lenders.

Section 2.3 Commitment Fee. Borrower shall pay to Administrative Agent on the last day of each calendar quarter a non-refundable fee (the "Commitment Fee") equal to one-half percent (0.50) per annum on the daily average available but unused amount of the Borrowing Base. Each Commitment Fee paid hereunder is fully earned on the date paid.

Section 2.4 Advance Procedure.

(a) Advance Requests. In connection with each Advance under the Loan, Borrower will submit to the Administrative Agent a single written Advance Request substantially in the form of Exhibit C not later than 12:00 p.m. Houston, Texas time, at least three (3) Business Days prior to the date on which the Advance, if approved, is to be made; provided, however, that Lenders shall have no obligation to make any Advance unless and until all of the conditions set forth in this Article II and the applicable conditions in Article IX have been satisfied or waived in writing by the Administrative Agent. Unless the Administrative Agent provides Borrower with written notice during such three (3) Business Day period describing in detail objections to the Advance Request, then the Administrative Agent will be deemed to have acknowledged such Advance Request and process the Advance contained therein. Unless otherwise agreed to in writing by Administrative Agent, all Advances to Borrower will be made to an account or accounts specified in Schedule 4.41.

(b) Minimum Advance. The minimum amount of any Advance will be One Hundred Thousand Dollars ($100,000) except to the extent a lesser amount remains available under the Loan.

(c) Authorized Signatories. Schedule 2.4(c) lists the Persons authorized to make an Advance Request on behalf of Borrower and an original signature of each Person. Unless specified on Schedule 2.4(c), only one signature from a Person listed on Schedule 2.4(c) is required for an Advance Request.

Section 2.5 Promissory Notes. Borrower's obligation to repay the Loan will be evidenced by Promissory Notes in favor of each Lender. The Advances made by each Lender shall be evidenced by a single Promissory Note, dated, in the case of (*i*) any Lender party hereto as of the date of this Agreement, or (*ii*) any Lender that becomes a party hereto pursuant to an assignment, as of the effective date of the assignment, payable to the order of such Lender in a principal amount equal to its commitment as in effect on such date, and otherwise duly completed. In the event that any Lender's commitment increases or decreases for any reason, the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease (and upon the surrender of any then existing Promissory Note evidencing the same obligation), a new Promissory Note payable to the order of such Lender in a principal amount equal to its commitment after giving effect to such increase or decrease, and otherwise duly completed. The date, amount, interest rate of each Advance made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Promissory Note, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Promissory Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or Borrower's rights or obligations in respect of such Advances or affect the validity of such transfer by any Lender of its Promissory Note.

Section 2.6 Interest.

(a) The Advances comprising the Revolving Loan shall bear interest at the applicable Contract Rate on the outstanding borrowed and unpaid principal amount of the Loan for the period commencing on the date of each Advance until all monetary Obligations are paid in full in accordance with this Agreement. Upon the occurrence and during the continuation of an Event of Default, the rate of interest applicable to the Promissory Note will be equal to the lesser of (*i*) the Highest Lawful Rate and (*ii*) four percent (4.00%) over the applicable Contract Rate (the "Default Rate"). In addition, if any principal of or interest on any Advance, fee, Related Costs or other amount payable by Borrower or any other obligor hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to the Default Rate.

(b) All interest will be computed on the actual number of days elapsed over a year comprised of 360 days. Interest will be due and payable in immediately available funds monthly in arrears on the Payment Date and in full on the Loan Termination Date.

Section 2.7 Repayment of the Loan.

(a) On each Payment Date, commencing on August 20, 2008, Borrower will, subject to Section 2.9(a), pay to Administrative Agent for the ratable benefit of each Lender, all interest due and payable on the outstanding principal balance of the Loan for the immediately preceding calendar month, together with any fees due to Administrative Agent or Lenders pursuant to Section 2.3 and all Related Costs. All interest on the outstanding principal balance of the Loan from the Closing Date through July 31, 2008 will be due and payable on August 20, 2008. Upon an Event of Default, or as long as a Borrowing Base Deficiency exists, Borrower will pay to Lender one hundred percent (100%) of the Net Operating Cash Flow to be applied against the entire outstanding balance of the Loan (including accrued interest on the Loan) in the order set forth in Section 2.7(d). In no event shall payments made to Lender on any Payment Date be less than the interest accrued and payable on the outstanding balance of the Loan through the applicable Payment Date.

(b) As applicable pursuant to Section 2.7(a), Net Operating Cash Flow will be calculated by Administrative Agent based on the Property Operating Statement. Borrower shall prepare and deliver the Property Operating Statement to Administrative Agent no later than forty (40) days after each month. The Property Operating Statement will be substantially in the form of Exhibit D and will detail, without limitation, Borrower's Production Volumes revenue, lease operating expenses, production taxes and other state and federal taxes paid, cash payments made with respect to any Hedging Agreements and any other cash receipts with respect to each Property comprising the Properties relating to production and operations for the month prior to the immediately preceding month. The first Property Operating Statement is due on August 10, 2008 and will detail income and expenses for the June production month commencing June 1, 2008 through June 30, 2008.

(c) All principal and accrued interest outstanding on the Loan shall be due and payable on the Maturity Date.

(d) Payments will be applied first to unpaid fees and Related Costs which Borrower is obligated for under the Loan Documents, second to accrued interest on the Loan and third to principal on the Loan. The amounts of any prepayments under Section 2.10 and Section 2.11 will be applied first to principal on the Loan and second to accrued interest on the Loan.

Section 2.8 Time and Place of Payments.

(a) Project Account. To the extent not satisfied by debits from the Borrower Sub-Account pursuant to Section 2.9(a), all payments (whether of principal, interest, fees, Related Costs, indemnities or otherwise) to be made by Borrower to the Administrative Agent, for the ratable benefit of the Lenders, will be made by wire transfer in immediately available funds not later than 11:00 a.m., Houston, Texas, time on each Payment Date to Administrative Agent at:

Account:
Bank of New York
New York, NY 10004
ABA # 021000018

Favour:
Macquarie Bank Limited – OBU Sydney
Sydney
A/C No.: 8900055375
Chips UID: 236386
Reference: Southern Star Energy Inc.

(the "Project Account") or to any other account the Administrative Agent may designate in writing to Borrower from time to time.

(b) Business Days. If any payment to be made under this Agreement falls due on a day that is not a Business Day, the payment will be payable on the next succeeding Business Day.

Section 2.9 Borrower Sub-Account.

(a) Collection of All Funds. Borrower shall direct and cause all Purchasers of Hydrocarbons, Operators, all other obligors and, if applicable, all payors of Royalty Interests, net profit interests and production payment interests and any other customers of Borrower to deposit all payments of any nature due and owing to Borrower directly into the Project Account, and, if Borrower shall nonetheless receive any such funds, it shall promptly (but, in any event, by the following Business Day) deposit them in the Project Account; provided, however, that Purchasers of Hydrocarbons listed on Exhibit E or Operators may make distributions directly to Royalty Interest owners and other third party payees. The Administrative Agent will establish a sub- account (the "Borrower Sub-Account") on its internal books and records and credit to the Borrower Sub-Account all collected funds which constitute payments referred to in the preceding sentence at the time the amount to be credited has been identified to the Administrative Agent's reasonable satisfaction. Borrower hereby irrevocably authorizes the Administrative Agent to debit the Borrower Sub-Account for the payment of all Obligations when due in accordance with Section 2.7.

(b) Amounts Owed to Other Interest Owners; Taxes. Notwithstanding anything to the contrary in this Section 2.9(b), any amounts deposited into the Project Account owing to (*i*) third party Working Interest and Royalty Interest holders and (*ii*) Governmental Authorities for taxes or payments measured by production will be released by the Administrative Agent to Borrower upon receipt of a certificate from Borrower detailing the amounts and the party to be paid so that Borrower may return those amounts to the third party Working Interest and Royalty Interest holders and Governmental Authorities (throughout this paragraph, all such interest holders and Governmental Authorities are, collectively, the "Recipient Parties"); provided, however, the Administrative Agent will, at its option and upon notice to Borrower, have the right, but

not the obligation, to make payments directly to the Recipient Parties upon the occurrence and during the continuation of an Event of Default; and provided, further, if the Administrative Agent elects not to make these payments directly, the Administrative Agent shall, upon the request of Borrower, release sufficient funds to allow Borrower to make the payments described in Section 2.9(b) to the Recipient Parties. Except as provided in the preceding sentence, the Administrative Agent may, upon the occurrence and during the continuation of an Event of Default, apply all of Borrower's funds in the Borrower Sub-Account against all due and unpaid Obligations. The Administrative Agent will have the right to undertake audit procedures during normal business hours and upon prior notice to periodically confirm that the payments described in this Section 2.9(b) have been made by Borrower.

Section 2.10 Optional Prepayment of the Loan. Borrower will have the right to prepay the Loan, in whole or in part at any time without penalty or premium. Any such option and prepayment will not reduce or terminate the Maximum Commitment unless Borrower gives notice of its election to do so pursuant to Section 2.2(d).

Section 2.11 Mandatory Prepayment of the Loan.

(a) Proceeds from Sale of Collateral. Unless the Required Lenders otherwise consent in writing, Borrower shall promptly pay to the Administrative Agent one hundred percent (100%) of all net proceeds from the sale of any Collateral (excluding sales of Hydrocarbons in the ordinary course of business and the sale of Equipment pursuant to the Security Agreement) provided, however, so long as there is no Event of Default, Borrower may retain up to Fifty Thousand Dollars ($50,000) per sale up to an aggregate of One Hundred Thousand Dollars ($100,000) calculated on an annual calendar year basis. The preceding sentence will not be deemed to be a consent by the Administrative Agent or any Lender to any sale. All amounts paid by Borrower to the Administrative Agent under this Section 2.11 will be immediately applied as a prepayment of the Loans in accordance with Section 2.7(d).

(b) Mandatory Payment due to Loan Excess. If at any time a Borrowing Base Deficiency exists (whether as a result of a redetermination of the amount of the Borrowing Base in accordance with Section 2.2(b) or otherwise), then Borrower shall be obligated within ten (10) Business Days of receipt of written notice thereof by the Lender to the Borrower, to deliver to the Administrative Agent a written response indicating which of the following actions the Borrower intends to take to remedy the Borrowing Base Deficiency (and the failure of Borrower to deliver such election notice within such ten (10) Business Day-period or of the Borrower to perform the actions chosen to remedy such Borrowing Base Deficiency within the time period therefore shall constitute an Event of Default):

(i) within thirty (30) days of receipt by the Borrower of written notice of the Borrowing Base Deficiency, prepay Advances, in cash, in an aggregate principal amount sufficient to eliminate such Borrowing Base Deficiency;

(ii) grant to the Administrative Agent for the ratable benefit of Lenders a first priority Lien in additional collateral which, in the Administrative Agent's sole determination, have sufficient loan value to eliminate such Borrowing Base Deficiency, or

(iii) eliminate the Borrowing Base Deficiency through a combination of the actions described in subclauses (i) and (ii) above.

Section 2.12 Insurance Proceeds. Borrower will promptly pay to the Administrative Agent, for the ratable benefit of each of the Lenders, any cash amounts received as insurance proceeds under any property or casualty insurance in relation to any portion of the Collateral to the extent not used, with prior written consent of the Administrative Agent (not be unreasonably withheld or delayed), to repair or replace such assets. All amounts paid by Borrower to the Administrative Agent under this Section 2.12 will be immediately applied as a prepayment of the Loans in accordance with Section 2.7(d).

Section 2.13 Revenues Remaining in the Borrower Sub-Account. Upon the discharge by Borrower of all Obligations owed by Borrower to the Administrative Agent and each of the Lenders (other than indemnity and similar obligations that survive the termination of this Agreement), the Administrative Agent will pay promptly to Borrower all funds remaining, if any, in the Borrower Sub-Account.

Section 2.14 Taxes.

(a) Taxes Not Deducted from Payments to Lender. All payments made by Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all similar liabilities (collectively, "Taxes"); provided that, as used in this Section 2.14, the defined term "Taxes" shall exclude, in the case of any Lender, taxes, levies, imposts, deductions, charges or withholdings and all similar liabilities imposed on its income, and franchise or similar taxes imposed on it, by any jurisdiction (or political subdivision thereof) where such Lender or the Administrative Agent is organized, conducts business or maintains its lending office and taxes, levies, imposts, deductions, charges or withholdings and all similar liabilities that would not have been imposed but for a connection (other than a connection arising solely as a result of the transactions contemplated by this Agreement) between such Lender and the jurisdiction imposing such tax, levy, impost, deduction, charge, withholding or similar liability. If Borrower is required by law to deduct any Taxes from any sum payable to any Lender, (*i*) the sum payable will be increased by an amount so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14(a)) such Lender will receive an amount equal to the sum it would have received had no deductions been made, (*ii*) Borrower will deduct from the sum payable to such Lender an amount sufficient to pay the Taxes and pay the balance to such Lender, and (*iii*) Borrower will promptly pay the full amount deducted to the relevant Taxing Authority or other Governmental Authority in accordance with applicable law.

(b) Other Taxes. In addition, and to the fullest extent permitted by applicable law, Borrower agree to pay any present or future stamp, documentary, mortgage registration or similar taxes or any other excise or property taxes, charges or similar levies that arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, or any other Loan Documents, (collectively, the "Other Taxes").

(c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT AS PROVIDED IN CLAUSE (e) BELOW AND PROVIDED THAT THERE IS NO DEFAULT OF SUCH ADMINISTRATIVE AGENT'S OR LENDER'S REPRESENTATIONS CONTAINED IN THIS AGREEMENT, BORROWER WILL INDEMNIFY ADMINISTRATIVE AGENT AND LENDERS FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 2.14(C) AND PAID BY ADMINISTRATIVE AGENT OR ANY LENDERS) PAID BY ADMINISTRATIVE AGENT OR ANY LENDERS (ON BEHALF OF BORROWER), AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND REASONABLE EXPENSES) ARISING FROM OR WITH RESPECT TO THOSE AMOUNTS, WHETHER OR NOT THE TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED. ANY PAYMENT PURSUANT TO THE INDEMNIFICATION DESCRIBED IN THIS SECTION 2.14(C) WILL BE MADE BY BORROWER WITHIN THIRTY (30) DAYS AFTER THE DATE ADMINISTRATIVE AGENT OR LENDERS MAKE WRITTEN DEMAND FOR THOSE PAYMENTS. SUCH DEMAND BY THE ADMINISTRATIVE AGENT OR LENDERS WILL STATE WITH SPECIFICITY THE BASIS FOR THE TAX, IDENTIFY THE TAXING AUTHORITY ASSERTING THE TAX AND CERTIFY THAT ADMINISTRATIVE AGENT OR LENDERS HAVE PAID THE TAX.

(d) Certification of Tax Status By Lender. Each Lender agrees that it will, not more than ten (10) Business Days after the date of this Agreement, or, in the case of a Person that becomes a Lender pursuant to Section 13.2 hereof, prior to the date such Person becomes a Lender (*i*) execute and deliver to Borrower a duly completed copy of United States Internal Revenue Service Form W 8BEN, W-81MY or W-8ECI (as applicable), certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, and (*ii*) deliver to Borrower a United States Internal Revenue Service Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Lender further agrees to deliver to Borrower (x) renewals or additional copies of such forms (or any successor forms) on or before the date that such forms expires or become obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by Borrower. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such

delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises Borrower, in writing, that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

(e) Certain Events Not Entitled to Indemnification. For any period during which a Lender has failed to provide Borrower with an appropriate form pursuant to clause (d), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under this Section 2.14 with respect to Taxes imposed by the United States; provided that, if such Lender becomes subject to Taxes because of its failure to deliver a form required under clause (d) above, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender in recovering such Taxes.

(f) Documentation of Exemptions. To the extent a Lender is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Promissory Note pursuant to the law of any relevant jurisdiction or any treaty, such Lender shall deliver to Borrower, at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding.

(g) INDEMNIFICATION BY LENDER FOR CERTAIN TAX CLAIMS. IF THE U.S. INTERNAL REVENUE SERVICE OR ANY OTHER GOVERNMENTAL AUTHORITY ASSERTS A CLAIM THAT BORROWER DID NOT PROPERLY WITHHOLD TAX FROM AMOUNTS PAID TO OR FOR THE ACCOUNT OF ANY LENDER (BECAUSE THE APPROPRIATE FORM WAS NOT DELIVERED OR PROPERLY COMPLETED, BECAUSE SUCH LENDER FAILED TO NOTIFY BORROWER OF A CHANGE IN CIRCUMSTANCES WHICH RENDERED ITS EXEMPTION FROM WITHHOLDING INEFFECTIVE, OR FOR ANY OTHER REASON), SUCH LENDER (BUT NEITHER THE ADMINISTRATIVE AGENT NOR ANY OTHER LENDER) SHALL INDEMNIFY BORROWER FULLY FOR ALL AMOUNTS PAID, DIRECTLY OR INDIRECTLY, BY BORROWER AS TAX, WITHHOLDING THEREFOR, OR OTHERWISE, INCLUDING PENALTIES AND INTEREST, AND INCLUDING TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE TO BORROWER UNDER THIS SUBSECTION, TOGETHER WITH ALL COSTS AND EXPENSES RELATED THERETO (INCLUDING ATTORNEYS' FEES). THE OBLIGATIONS OF ANY INDEMNIFYING LENDER UNDER THIS SECTION 2.14(G) SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND TERMINATION OF THIS AGREEMENT.

(h) Designation of Substitute Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of this section, it will, if requested by Borrower, use reasonable efforts (subject to overall policy considerations of such

Lender) to designate another applicable lending office, provided that such designation is made on such terms that such Lender and its applicable lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of this section. Nothing in this Section 2.14(h) shall affect or postpone any of the obligations of Borrower or the rights of any Lender provided in this section.

(i) Effect of Tax Refund. Each Lender shall use its reasonable efforts to obtain in a timely fashion any refund, deduction or credit of any Taxes or Other Taxes paid or reimbursed by the Borrower pursuant to this Section 2.14. If a Lender receives a benefit in the nature of a refund, deduction or credit (including a refund in the form of a deduction from or credit against taxes that are otherwise payable by such Lender) of any Taxes or Other Taxes with respect to which Borrower has made a payment under this Section 2.14, such Lender will notify Borrower and agrees to reimburse Borrower to the extent of the benefit of such refund, deduction or credit, including any interest paid by the relevant Governmental Authority, promptly after such Lender reasonably determines that such refund, deduction or credit has become final; provided that nothing contained in this Section 2.14(i) shall require any Lender to make available its tax returns (or any other information relating to its taxes which it deems to be confidential) or to attempt to obtain any such refund, deduction or credit (including any interest paid by the relevant Governmental Authority and received by such Lender), which attempt would be inconsistent with any reporting position otherwise taken by any Lender on its applicable tax returns.

ARTICLE III
SECURITY

Section 3.1 Grant of Security Interests.

(a) Mortgage and Security Interest. As collateral security for all of the Obligations to the Administrative Agent and each of the Lenders under this Agreement and the other Loan Documents, Borrower shall and hereby grant, assign, transfer and convey to the Administrative Agent, for the ratable benefit of each of the Lenders, a first priority mortgage Lien on and first priority and perfected security interest in the Collateral subject only to the Permitted Encumbrances.

(b) Notice of Assignment of Proceeds. All of Borrower's account debtors (including any Operators and Purchasers) relating to Borrower's Working Interest or Net Revenue Interest in the Properties will receive notification from the Administrative Agent (as assignee) and Borrower, substantially in the form of Exhibit H, that all proceeds from sales of all production or transmission of Hydrocarbons from or allocable to Borrower's Net Revenue Interest in the Properties have been assigned to the Administrative Agent and are to be paid into the Project Account. Borrower shall use commercially reasonable efforts to cause all Purchasers to execute the assignment notifications to confirm their agreement to remit all proceeds from sales of all production from or allocable to Borrower's Net Revenue Interest in the Properties into the Project Account. Subject to applicable contractual obligations and restrictions, the Administrative Agent will have the

right to prohibit Borrower from selling any Hydrocarbons from or allocable to the Properties to any Purchaser who refuses to timely acknowledge and abide by the payment instructions set forth in any notice under this Section 3.1(b).

(c) Further Assurances. Borrower will, upon request, execute and deliver to Administrative Agent for the benefit of Lenders, any and all documents necessary or desirable, in the reasonable opinion of the Administrative Agent, to create, perfect, maintain and preserve the priority of the Administrative Agent's Liens on the Collateral subject only to the Permitted Encumbrances. Borrower will, at their own expense, cause searches of the Uniform Commercial Code filing records or similar public records to be conducted at the reasonable request of the Administrative Agent from time to time in order to evidence, perfect, maintain or continue perfection, or confirm the rights and remedies, of the Administrative Agent in and to the Collateral granted by Borrower, perfect those security interests in after acquired property, continue the perfection of all security interests granted by Borrower and file financing statements against Borrower relating to the security interests securing any Obligations. Borrower irrevocably authorize the Administrative Agent to prepare and file, at any time and from time-to-time, in any filing office, initial financings statements, and amendments to them, necessary or convenient to the perfection or continuation of the security interests granted by Borrower.

(d) Release of Financing Statements. Upon the indefeasible payment in cash and performance in full of all Obligations (including, without limitation, any Obligation relating to the Swap Agreement) under this Agreement (other than indemnity obligations and similar obligations that survive the termination of this Agreement), the Administrative Agent will deliver to Borrower, at Borrower's expense, releases of all financing statements and all other Security Documents with an acknowledgment that the same have been terminated, and Borrower shall deliver to the Administrative Agent a general release of all of liabilities and obligations of the Administrative Agent and each of the Lenders under this Agreement and the other Loan Documents. The obligations of Borrower under the Warrants will survive the termination of this Agreement and the release of the security interests.

Section 3.2 Equipment.

(a) Preservation of Equipment. All Equipment currently owned or hereafter acquired by or on behalf of Borrower will be kept at the applicable Property or other places of business of Borrower except as permitted by this Agreement or the applicable Mortgage or except with the prior written consent of Administrative Agent; provided, however, Borrower or the Operators may dispose of Equipment in accordance with the terms of any applicable Operating Agreement and may dispose of obsolete, broken or worn Equipment without the Administrative Agent's consent but upon prompt notification to Administrative Agent. Borrower shall use reasonable commercial efforts to cause each Operator at all times to (*i*) keep correct and accurate records itemizing and describing the location, kind, type, age, condition and cost of and accumulated depreciation on all Equipment relating to the subject Operating Agreement and (*ii*) make those records available during the Operator's usual business hours upon prior written notice to any of the officers, employees or agents of Borrower and Lender.

(b) Sale or Disposal of Equipment. Where Borrower is permitted to dispose of any Equipment, they shall do so, or shall cause the Operators to do so, at arm's length, in good faith and by obtaining the maximum amount of recovery practicable and without impairing the operating integrity of the remaining Equipment.

Section 3.3 Subordination Agreements. Borrower shall cause the Affiliates of Borrower, and Borrower shall use commercially reasonable efforts to cause any other Person designated by the Administrative Agent to, execute a Subordination Agreement in favor of the Administrative Agent, for the benefit of each of the Lenders, subordinating to the Obligations any existing or future Debt owed by Borrower to such Person and subordinating any Lien in favor of such Person to the Liens in favor of the Administrative Agent.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

In order to induce each Lender to make the Loan, Borrower makes the following representations and warranties to each Lender as of the Closing Date, each and all of which will survive the execution and delivery of this Agreement and continue until all Obligations (other than indemnity obligations and similar obligations that survive the termination of this Agreement) have been satisfied and no Lender has any further commitment to make any Advance under this Agreement.

Section 4.1 Formation and Existence. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Borrower is qualified to do business in every other jurisdiction where the nature of its business or the ownership of its property requires it to be so qualified and where failure to so qualify could reasonably be expected to have a Material Adverse Effect.

Section 4.2 Name; Executive Offices. The name of Borrower is as listed in its Charter Documents on file in the public records of its jurisdiction of organization and is "Southern Star Energy Inc.". Borrower's principal place of business and chief executive offices are located at the address specified in Section 13.3 (or as set forth in a notice delivered pursuant to Section 13.3).

Section 4.3 Capitalization; Ownership; Subsidiaries. Except as provided in the Warrants and set forth on Schedule 4.3, there are no agreements in force which provide for the issue or allotment of, or grant any Person the right to call for the issue or allotment of, any Equity Interest in Borrower (including any option or right of pre-emption or conversion). Borrower does not have any subsidiaries other than Southern Star Operating, Inc.

Section 4.4 Authorization; Non-Contravention. The execution, delivery and performance of Borrower's obligations under the Loan Documents and the creation of all Liens provided for in those agreements:

(a) are within the corporate power and authority of Borrower;

(b) have been duly authorized by all necessary corporate action of Borrower;

(c) are not in contravention of (*i*) any agreement or indenture to which Borrower is a party or by which it or its property is bound in any respect that would reasonably be expected to have a Material Adverse Effect, (*ii*) the Charter Documents of Borrower, or (*iii*) to Borrower's knowledge any provision of law applicable to such Borrower in any respect that would reasonably be expected to have a Material Adverse Effect;

(d) do not require the consent or approval of any Governmental Authority, or any other Person which has not been obtained (or is not routinely granted and expected to be obtained in the ordinary course) and is described on Schedule 4.4(d)) and a correct and complete copy of each of those approvals has been furnished to Administrative Agent; and

(e) are legal, valid and binding obligations of Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles.

Section 4.5 Solvency. Borrower is Solvent and will continue to be Solvent after giving effect to the transactions contemplated by this Agreement.

Section 4.6 Omissions and Misstatements. Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which they are subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. The other reports, financial statements, certificates or other information furnished in writing by or on behalf of Borrower to the Administrative Agent or any Lender or any of its Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. To Borrower's knowledge, after due inquiry, there is no fact peculiar to Borrower which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Loan Documents or the other documents, certificates and written statements furnished to the Administrative Agent or the Lenders by or on behalf of Borrower prior to, or on, the date hereof in connection with the transactions contemplated hereby. To Borrower's knowledge, after due inquiry, there are no statements or conclusions in any Reserve Report which are based upon or include misleading information or fail to take into account material information regarding the matters reported therein.

Section 4.7 Joint Venture. Borrower is not engaged in any joint venture or partnership with any other Person.

Section 4.8 Commissions; Expenses. Except for the commissions for which Borrower is solely responsible (as set forth on Schedule 4.8), no broker's or finder's fees or commissions have been paid or will be payable by Borrower or any of its Affiliates to any Person in connection with the transactions contemplated by this Agreement. BORROWER WILL INDEMNIFY ADMINISTRATIVE AGENT, LENDERS, AND THEIR RESPECTIVE AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM AND AGAINST, AND HOLD EACH OF THOSE PARTIES HARMLESS ON DEMAND FROM, ALL LIABILITIES, COSTS, DAMAGES AND EXPENSES, INCLUDING ATTORNEYS' FEES AND DISBURSEMENTS RELATING TO ANY THIRD PARTIES CONCERNING FINDER'S, BROKERAGE, FINANCING OR SIMILAR FEES ARISING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT.

Section 4.9 Tax Returns. Except with regard to those tax returns listed on Schedule 4.9, which have yet to be filed (such schedule showing the applicable tax period, the due date for such return and the applicable taxing authority due such return) (the "Delinquent Tax Returns"), Borrower has filed all material tax returns (foreign, federal, state and local) required to be filed (after giving effect to any applicable extensions) and has either paid all taxes due (including interest and penalties) or is contesting such taxes in good faith in appropriate proceedings and has adequate reserves for such contested taxes. No assessments have been made against Borrower by any Taxing Authority and not paid by same (except for assessments that such entity timely protested in good faith and through appropriate proceedings and against which Borrower has made and maintain adequate reserves) nor has any penalty or deficiency been assessed by any Taxing Authority. To the best of Borrower's knowledge and except in connection with (a) Delinquent Tax Returns and (b) such examinations that have been previously disclosed to Administrative Agent by Borrower in writing and, in each instance, with respect to which Borrower has timely protested in good faith through appropriate proceedings and against which Borrower has made and maintains adequate reserves, no material federal or other income tax returns of Borrower is presently being examined by the Internal Revenue Service or any other Taxing Authority nor are the results of any prior examination by the Internal Revenue Service or any Taxing Authority being contested by Borrower. Other than in respect of taxes being contested as permitted under Section 6.26 below, no material tax Liens have been filed against Borrower. With regard to the Delinquent Tax Returns, Borrower hereby represents that (a) good faith efforts are currently underway to finalize and file as required all of the Delinquent Tax Returns and (b) any and all amounts (including but not limited to fines, penalties, interest and other assessments), if any, due upon filing of the Delinquent Tax Returns, will not have a Material Adverse Effect on the Borrower and its financial condition.

Section 4.10 Litigation; Governmental Proceedings. Except as set forth on Schedule 4.10, no claim, action, suit or other proceeding is pending or, to the best of Borrower's knowledge, has been threatened against Borrower or Borrower's predecessor in interest to the Properties with respect to the Properties or the transactions contemplated by this Agreement, at law, in equity or otherwise, before or involving any Governmental Authority, or before any arbitrator or panel of arbitrators, and Borrower has not accepted liability for any action or proceeding, in each case the effect of which could reasonably be expected to have a Material Adverse Effect. There is no proceeding pending before any Governmental Authority and, to the

best of Borrower's knowledge, no investigation has been commenced before any Governmental Authority the effect of which could reasonably be expected to have a Material Adverse Effect.

Section 4.11 Ownership of Collateral; Interests.

(a) All Collateral is owned of record by Borrower free and clear of any Lien other than the Permitted Encumbrances. Except for the Permitted Encumbrances, Borrower has Defensible Title to the Properties, including each Lease related to the Properties. Except for Permitted Encumbrances or as otherwise consented to in writing by Administrative Agent, Borrower's interest in the Properties is not subject to any mineral reservations or top leases of record. Except for Permitted Encumbrances and the Liens arising under the Security Documents, to Borrower's knowledge, there are no unrecorded documents or agreements which may result in the impairment or loss of Borrower's ability to mortgage the Properties or of the Administrative Agent's ability to enforce the Mortgage and convey the Properties. Subject to the Permitted Encumbrances, Borrower has all beneficial right, title and interest in and to the Net Revenue Interest in all production from or allocable to Borrower's interest in the Properties (including each Lease) and have the exclusive right to sell or mortgage the Properties subject to any right in the owners of Royalty Interests to take their royalty interest in kind.

(b) All leases and material agreements comprising the Properties and referenced in the title opinions and/or reports or other title materials delivered in connection with the Closing are valid and subsisting, in full force and effect and there exists no material default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a material default under any such lease or leases, which would adversely affect in any material respect the conduct of the business of Borrower. All of the assets of Borrower which are reasonably necessary for the operation of their businesses are in good working condition (ordinary wear and tear excepted) and are maintained in accordance with prudent business standards.

(c) Except for the Properties on Exhibit A, Borrower own no other interest of any kind, including but not limited to direct or indirect ownership, Equity Interests, or Equity Equivalents, in Hydrocarbons. Borrower has no right to acquire any such interest or ownership. Borrower has no call upon, option to purchase or similar rights under any agreement with respect to an interest in Hydrocarbons. There is no agreement in force and effect (including, without limitation, letters of intent), whether written or oral, between Borrower or any of its Affiliates and any other Person regarding the acquisition or financing of any interest in Hydrocarbons.

Section 4.12 Debt. Except as set forth on Schedule 4.12 hereof, upon consummation of the transactions contemplated by this Agreement, Borrower will have no Debt outstanding other than the Obligations.

Section 4.13 Intellectual Property. Borrower possesses or will possess all trademarks, trade names, trade styles, copyrights and patents necessary to conduct its business as it is presently conducted or as Borrower intends to conduct it in the future without any infringement or conflict with the rights of any other Person with respect to trademarks, trade names, trade

styles, copyrights or patents, which failure could reasonably be expected to have a Material Adverse Effect.

Section 4.14 Other Leases. Borrower is not the lessor or lessee under any material leases (including real property leases, equipment leases, capital leases, etc.), other than Leases included in the Properties.

Section 4.15 Investments. Borrower:

(a) has not committed to make any Investment;

(b) is not a party to any indenture, agreement, contract, instrument or lease or subject to any charter, by-law or other restriction or any injunction, order, restriction or decree, which could reasonably, materially and adversely affect its business, operations, Properties or assets;

(c) is not a party to any "take or pay" contract or settlement or any other contract or agreement which *(i)* allows its Natural Gas purchaser to take Natural Gas previously paid for out of future Natural Gas production or *(ii)* provides for a cash rebate to the Natural Gas purchaser if reimbursement of take or pay monies is not made through Natural Gas production;

(d) to its knowledge, after due inquiry, has not produced Hydrocarbons from the Properties in excess of the percentage to which its ownership interest in the applicable Property would entitle it, pursuant to balancing rights of third parties or pursuant to balancing duties under Governmental Requirements; or

(e) has no contingent or long term liability or commitment that has had a Material Adverse Effect.

Section 4.16 Environmental Matters. Except as disclosed on Schedule 4.16, to Borrower's knowledge:

(a) Neither any Property of Borrower nor any of such Borrower's Affiliates or the operations conducted thereon violate any order or requirement of any Governmental Authority or any Environmental Laws;

(b) Without limitation of clause (a) above, no Property of Borrower or any of its Affiliates nor the operations currently conducted thereon or by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any Governmental Authority or to any remedial obligations under Environmental Laws;

(c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of Borrower and each of its Affiliates, including without limitation past or present treatment, storage, disposal or release Hazardous Materials or solid waste into the environment, have been duly obtained or filed, and Borrower and each such Affiliate are in compliance

with the terms and conditions of all such notices, permits, licenses and similar authorizations;

(d) All Hazardous Materials, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of Borrower or any of its Affiliates has in the past been transported or treated or disposed of in accordance with Environmental Laws, and all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

(e) No Hazardous Materials, solid waste, or Crude Oil and Natural Gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any Hazardous Materials on or to any Property of Borrower or any of its Affiliates except in compliance with Environmental Laws;

(f) To the extent applicable, all Property of Borrower and each of its Affiliates currently satisfies, in all material respects, all design, operation, and equipment requirements imposed by the OPA (as defined in the definition of Environmental Laws), and Borrower does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

(g) Neither Borrower nor any of Borrower's Affiliates have any known contingent liability in connection with any release or threatened release of any Crude Oil, Hazardous Material or solid waste into the environment.

Section 4.17 Operating Permits and Licenses. Borrower has fulfilled all requirements for obtaining and has obtained and maintained all licenses, permits, operating authorities and other authorizations necessary for the conduct of the business of Borrower or for Borrower or Operators to operate or maintain each of the Properties which the failure to obtain and maintain could reasonably be expected to have a Material Adverse Effect, and Borrower or Operators is and will be fully qualified to own and hold such Properties and to exercise in all material respects the rights under all leases, contracts or other documents governing the operation or maintenance of the Properties. There are no material pending fees, assessments or penalties relating to such permits, licenses and operating authorities other than those payable in the ordinary course of business and not yet delinquent and listed on Schedule 4.17 (including such updates to Schedule 4.17 that are prepared by Borrower and approved by the Administrative Agent in writing (such approval not to be unreasonably withheld or delayed) from time to time). The continuation, validity and effectiveness of each such license, permit and other authorization are not and will in no way be adversely affected by the transactions contemplated by this Agreement or the Security Documents. Borrower is not in breach of, or in default under the terms of, and has not engaged in any activity which would cause revocation or suspension of, any such licenses, permits or authorizations which could reasonably be expected to have a Material Adverse Effect and no action or proceeding looking to or contemplating the revocation or suspension of any of them is pending or, to the best of Borrower's knowledge, threatened against Borrower or Operators. Borrower is not in violation of any Governmental Requirement

relating to any of the Properties or otherwise applicable to Borrower which could reasonably be expected to have a Material Adverse Effect. No suspension of production on the Properties is in effect.

Section 4.18 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, to the best of Borrower's knowledge, the Properties (together with any other properties unitized with any of the Properties) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Properties and other contracts and agreements forming a part of the Properties. Except to the extent it could not reasonably be expected to have a Material Adverse Effect, to the extent applicable, and to the best of Borrower's knowledge, (a) no Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time); (b) none of the Wells comprising a part of the Properties (or properties unitized with any of the Properties) deviates from the vertical more than the maximum permitted by Governmental Requirements, and such Wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Properties (or in the case of Wells located on properties unitized with any of the Properties, such unitized properties); and (c) Borrower, and to Borrower's knowledge, any other Operator are not in violation of, or in default under, any material agreement affecting any Lease or any other contract or agreement to which either Borrower and/or any other Operator is a party or is bound or its property is bound, except to the extent that such violation or default could not reasonably be expected to have a Material Adverse Effect.

Section 4.19 USA PATRIOT Act Representation. Neither Borrower nor any of its Affiliates is a country, individual or entity named on the Specifically Designated National and Blocked Persons list issued by the Office of Foreign Asset Control of the Department of the Treasury of the United States of America.

Section 4.20 Contingent Liabilities. Except for obligations arising under surety bonds required by Governmental Authorities and which are detailed in Schedule 4.20, indemnity, cleanup and other obligations of a customary nature assumed or incurred (excluding Debt for borrowed money) in favor of any seller of the Leases or related property, and Debt permitted by Section 7.1, Borrower has not assumed, guaranteed, endorsed or otherwise become directly, indirectly or contingently liable in connection with any liability of any other Person, except for the endorsement of checks and other negotiable instruments for collection in the ordinary course of business, or as may be required under the Operating Agreements or the Security Documents or other documents executed in connection with the Security Documents.

Section 4.21 Restrictions on Equipment. Except for the Permitted Encumbrances, there is no restriction or other limitation on the Administrative Agent's right to obtain or exercise its security interests in the Equipment, including the right to foreclose on and sell the Equipment or to exercise all other rights and remedies of a secured party under the laws of each jurisdiction applicable to the Collateral but subject to Debtor Relief Laws, laws related to the rights of co owners of property and laws related to the enforcement of security interests on personal property.

Section 4.22 Unpaid Bills and Working Capital Position. Except as set forth on Schedule 4.22, Borrower has no past due bills for improvements to the Collateral that could give rise to mechanics', materialmen's or other similar Liens arising by operation of applicable law that could rank in priority ahead of any of the Liens arising under the Security Documents, except for such bills (a) that have (to the extent such bill arose after Closing) been disclosed to the Administrative Agent in writing, (b) that are being diligently contested in good faith and (c) for which Borrower has made and maintain adequate reserves. Schedule 4.22 also lists any vendors that have provided goods or services to the Borrower for the Properties for the six (6) months prior to the date of this Agreement. Schedule 4.22 also sets forth the Borrower's working capital position at Closing.

Section 4.23 Taxpayer Identification. Borrower's federal taxpayer identification number is 20-2514234.

Section 4.24 Investment Company. Borrower is not an "investment company" within the meaning of the Investment Company Act of 2005, as amended.

Section 4.25 Other Agreements. Except as set forth on Schedule 4.25, there is no agreement in force and effect (including, without limitation, letters of intent), whether written or oral, between Borrower or any of its Affiliates and any other Person regarding the acquisition or financing of any of the Properties or the purchase and sale of production from or allocable to the Properties other than pursuant to Hydrocarbon purchase and sale agreements disclosed to and approved in writing by the Administrative Agent. Except for rights set forth in the Permitted Encumbrances, no Person has any call upon, option to purchase or similar rights under any agreement with respect to Borrower's Working Interest or Net Revenue Interest in the Properties or to the production from the Properties other than pursuant to a Hydrocarbon purchase and sale agreement satisfactory to the Administrative Agent and Persons who have waived such rights in writing with respect to the Properties.

Section 4.26 Basic Documents. With respect to the Basic Documents:

(a) all are in full force and effect in accordance with their terms and constitute valid and binding obligations, except as limited by applicable Debtor Relief Laws and by general equitable principles;

(b) no other party to any Basic Document (or any successor in interest to that party) is in breach or default with respect to any of its obligations under the Basic Documents which could reasonably be expected to have a Material Adverse Effect;

(c) no party to any Basic Document has given or has threatened to give notice of any action to terminate, cancel, rescind or procure a judicial reformation of any Basic Document or any of their provisions the termination, cancellation, rescission or reformation of which could reasonably be expected to have a Material Adverse Effect; and

(d) the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a breach of, a default under, or other violation of the provisions of any Basic Document.

Section 4.27 Farmout Agreements and Subject Contracts, Etc. With respect to the Properties and the unit agreements, pooling agreements, communization agreements and other Basic Documents creating the interests constituting the Properties, and except as expressly set forth on Exhibit A and as set forth in any title opinions and/or reports or other title materials provided by Borrower to the Administrative Agent upon which the Administrative Agent and each of the Lenders are expressly entitled to rely, to Borrower's knowledge after due inquiry:

(a) there are no outstanding farmout agreements, obligations to drill additional Wells or agreements to engage in other development operations, except for obligations arising under offset Well provisions, obligations arising under provisions of any Operating Agreement which allow the parties to elect whether or not they will participate in development activities other than as specified in those leases, contracts and other agreements;

(b) there are no limitations as to the depths covered or substances to which such interests purport to apply other than as specified in those leases, contracts and other agreements; and

(c) there are no royalty provisions (other than those allowing a lessor the right to take in kind) requiring the payment of royalties on any basis other than as specified in those Leases, contracts and other agreements.

Section 4.28 Operating Agreements. With respect to the Operating Agreements relating to Borrower's Working Interest and Net Revenue Interest in the Properties:

(a) Schedule 4.28 lists all Operating Agreements to which the Properties are subject and the Operator for each of the Properties which Operators are hereby approved by the Administrative Agent;

(b) there are no outstanding calls for payments under any AFE or payments which are past due or which Borrower or, to the best of Borrower's knowledge, any predecessor of Borrower has committed to make which have not been or are not being paid within the terms required; and

(c) there are no operations under any of the Operating Agreements with respect to which Borrower has become a non consenting party nor are there any non consenting penalties binding or that will become binding upon Borrower that are not reflected in the Net Revenue Interest or Working Interest as set forth on Exhibit A.

Section 4.29 No Unusual Agreements. All agreements applicable to Borrower's Working Interest and Net Revenue Interest in the Properties are of the type generally found in the oil and gas industry and the gathering and transmission industry, as applicable, and do not (individually or in the aggregate) contain any unusual provisions which could reasonably be expected to have a Material Adverse Effect.

Section 4.30 Suspense of Proceeds. All proceeds from the sale of Hydrocarbons from Borrower's Working Interest or Net Revenue Interest in the Properties are being received by Borrower in a timely manner and are not being held in suspense for any reason except to the

extent that such suspense has been disclosed to the Administrative Agent in writing and all such amounts in suspense, taken together, could not reasonably be expected to have a Material Adverse Effect.

Section 4.31 Employee Plans. Except as provided in Schedule 4.31, Borrower has no Employee Plans.

Section 4.32 Use of Proceeds. Borrower has used and will use all Advances under the Loan solely for the purposes described in this Agreement and in a manner consistent with supporting documentation provided to the Administrative Agent in connection with each Advance Request. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System (the "Board")). No part of the proceeds of any Advance will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.

Section 4.33 Borrower's Interests in the Properties. Borrower's Working Interest is not more than, and the Net Revenue Interest is not less than, the percentages set forth on Exhibit A for each of the Properties.

Section 4.34 Insurance. Prior to the making of the initial Advance, Borrower will obtain and will maintain for as long as any Obligations remain owing to any Lender insurance coverage of the types and in the amounts specified in Section 6.9. Prior to the making of the initial Advance, one or more policies providing that coverage will be in full force and effect, and Borrower has not received from any insurer a notice of termination or non-renewal. Borrower has provided and will continue to timely provide true, correct and complete copies of all of the insurance policies, certificates and other documentation to be provided to Administrative Agent under Section 6.9. Such insurance policies are sufficient for the compliance by Borrower with all Governmental Requirements and all material agreements and such insurance coverage is in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of Borrower. Administrative Agent, for the ratable benefit of Lenders, has been named as an additional insured in respect of such liability insurance policies and has been named as loss payee with respect to property loss insurance.

Section 4.35 No Material Adverse Effect. No material adverse change in the business, operations or condition (financial or otherwise) of Borrower has occurred.

Section 4.36 No Other Interest in the Properties. Neither Borrower, nor to Borrower's knowledge after due inquiry, any of its Affiliates (including any Person owning any Equity Interest or any other security that could be exchanged for or converted into an Equity Interest in Borrower) owns or is the beneficiary of any direct or indirect interest in any of the Collateral other than through one of the Borrower.

Section 4.37 Conduct of Business Since Formation. Since its formation, Borrower has conducted no business or operations of any kind in any jurisdiction other than Louisiana.

Section 4.38 Restriction on Liens. Borrower is not party to any agreement or arrangement, or subject to any known order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to Administrative Agent on or in respect of its Properties to secure the Obligations.

Section 4.39 Hedging Agreements. Schedule 4.39 sets forth, as of the date of this Agreement (and after the date of this Agreement, each report required to be delivered by Borrower pursuant to Section 5.2 will set forth) a true and complete list of all Hedging Agreements of Borrower, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

Section 4.40 Marketing of Production. Except for contracts listed on Schedule 4.40 and in effect on the date of this Agreement, and thereafter either disclosed in writing to the Administrative Agent (with respect to all of which contracts Borrower represents that it is receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and is not having deliveries curtailed substantially below the subject Property's delivery capacity), no material agreements exist which are not cancelable on sixty (60) days notice or less without penalty or detriment for the sale of production from Borrower's Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date hereof.

Section 4.41 Deposit Accounts. Except as set forth on Schedule 4.41, Borrower does not maintain any deposit accounts (as defined in the UCC).

Section 4.42 Labor Matters. Neither Borrower nor any of its Affiliates are in violation of any Governmental Requirement dealing with labor matters and all payments due from Borrower or any Affiliate for employee health and welfare insurance have been paid or accrued as a liability on its books, other than any such violation or non-payments that could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

Section 4.43 Vendor Liens. There are no other Liens or inchoate Liens which, with notice, the passage of time or both could be validly asserted and attached to the Properties related to the provision of goods or services to Borrower for which payment is outstanding more than sixty (60) days.

Section 4.44 Eligible Contract Participant. Borrower is an "eligible participant" as that term is defined in the Commodities Futures Modernization Act of 2000 17 C.F.R. § 35.1(b)(2)(2006), as amended or supplemented from time-to-time, and the rules and regulations promulgated thereunder.

Section 4.45 Choice of Law. The choice of governing law of the Loan Documents to which Borrower is a party is a valid choice of law and should be recognized and enforced by the courts located in the jurisdiction of incorporation of Borrower. Any judgment obtained in

relation to a Loan Document to which Borrower is a party in the jurisdiction of the governing law of that Loan Document will be recognized and enforced in the jurisdiction of incorporation of Borrower.

Section 4.46 No Default. No Event of Default, and on the date of this Agreement and the Closing Date, no Default, is continuing or is reasonably likely to result from the making of any Advance or the entry into, the performance of, or any transaction contemplated by, any Loan Document. No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on Borrower or any of its Affiliates or to which its (or any of its Affiliates') assets are subject which has or is reasonably likely to have a Material Adverse Effect.

Section 4.47 Financial Statements. The most recent financial statements delivered pursuant to Section 9.2(z): (a) have been prepared in accordance with GAAP and (b) give a true and fair view (if audited) or fairly present (if unaudited) of its consolidated financial condition as at the end of, and consolidated results of operations for, the period to which they relate.

Section 4.48 Priority. Subject to Permitted Encumbrances, the Security Documents have or will have first ranking priority and none is subject to any prior ranking or *pari passu* ranking Lien.

Section 4.49 Terms and Conditions. Borrower has received and read the Terms and Conditions of Investment Business of MBL attached hereto as Exhibit J.

ARTICLE V
FINANCIAL STATEMENTS AND INFORMATION; CERTAIN NOTICES TO ADMINISTRATIVE AGENT

So long as there are any Obligations owed to the Administrative Agent or any Lender under this Agreement or to MBL or its Affiliates under the Swap Agreement, and unless the Administrative Agent has previously consented in writing to Borrower's non-compliance, Borrower shall deliver to the Administrative Agent the following items:

Section 5.1 Property Operating Statement. No later than forty (40) days after the end of each calendar month a Property Operating Statement:

(a) concurrent with the delivery of each Property Operating Statement, statements for such calendar month detailing, as an attachment to such Property Operating Statement, (*i*) Borrower's consolidated Cash Position, on a cash basis, as of the last day of the immediately preceding month, and (*ii*) Borrower's aged accounts payable, in each instance presented in a format substantially similar to Exhibit D and each prepared by Borrower and accompanied by a certification of an authorized representative of Borrower acceptable to the Administrative Agent (an "Authorized Officer"), dated the date of the delivery of the statement to Administrative Agent, and further certifying that to the knowledge of the Authorized Officer no Default exists under any provision of this Agreement or any of the other Loan Documents; and

(b) concurrent with the delivery of each Property Operating Statement, a list of all payments made by Borrower to any Person (other than Administrative Agent) during the calendar month preceding the Payment Date and indicating whether the payment was for expenses of a type described in clauses (a)-(e) of the definition of "Net Operating Cash Flow".

Section 5.2 Reports. Beginning with the fiscal year ending May 31, 2008, and every year thereafter, within one hundred twenty (120) days after the close of each fiscal year, a copy of the annual consolidated and consolidating financial statements (including all notes) of Borrower, consisting of a balance sheet, income statement and statement showing changes in financial position, all audited by independent certified public accountants retained by Borrower and reasonably acceptable to the Administrative Agent (it being understood that Ernst & Young, LLP is acceptable to the Administrative Agent) and accompanied by the accountants' certification that, in the normal course of their audit, they have not become aware of any circumstances constituting an Event of Default. The first audited financial statement will be delivered on or before August 31, 2009. The fees and expenses actually paid by Borrower to the certified public accountants retained by Borrower to prepare the audited financial statements required by this Section 5.2 will be accounted for as a lease operating expense for purposes of calculating Net Operating Cash Flow.

Section 5.3 Quarterly Financial Reports. Within forty-five (45) days after the end of each calendar quarter, a balance sheet, income statement and statement of cash flows of Borrower (including all notes thereto) for the period from the beginning of the then current calendar year to the end of such calendar quarter, prepared by Borrower.

Section 5.4 Certificate of Financial Officer; Compliance. Concurrently with any delivery of financial statements under Section 5.2 or Section 5.3 above, a certificate of an Authorized Officer of Borrower in form and substance satisfactory to the Administrative Agent (a) certifying as to whether such Authorized Officer has knowledge of whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (b) setting forth reasonably detailed calculations demonstrating compliance with Section 6.26 and (c) stating whether any material change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.2 and, if any such material change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, and (d) stating that such financial statements present fairly in all material respects the consolidated financial position and results of operations of Borrower on a consolidated basis in accordance with GAAP subject to normal year-end adjustments and the absences of footnotes (other than those required to explain financial data).

Section 5.5 Default Notices. Promptly (but, in any event, within the time periods indicated below) after becoming aware of the existence of any Default under this Agreement or any of the Loan Documents or a material default by Borrower under any Operating Agreement or any farmout agreement or after becoming aware of any developments or other information peculiar to Borrower which might reasonably be believed to have a Material Adverse Effect, including, without limitation, the following:

(a) within ten (10) days of obtaining knowledge thereof, any material dispute (including tax liability disputes) that may arise between Borrower and any Governmental Authority;

(b) within ten (10) days of obtaining knowledge thereof, the commencement of any litigation or proceeding involving amounts in dispute in excess of Fifty Thousand Dollars ($50,000) affecting Borrower or any of the Properties;

(c) within ten (10) days of obtaining knowledge thereof, any labor dispute or controversy resulting in or threatening to result in a general strike or work stoppage against Borrower;

(d) within ten (10) days of obtaining knowledge thereof, any proposal by any Governmental Authority to acquire any of the assets or business of Borrower by condemnation or eminent domain;

(e) within ten (10) days of the occurrence thereof, any change in *(i)* Borrower's company name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties; *(ii)* the location of Borrower's chief executive office or principal place of business; *(iii)* Borrower's identity or company structure or in the jurisdiction in which such Person is formed; *(iv)* Borrower's jurisdiction of organization or its organizational identification number in such jurisdiction of organization; or *(v)* Borrower's federal taxpayer identification number;

(f) within ten (10) days of obtaining knowledge thereof, the loss of, suspension, termination or material adverse change to any of the permits, licenses, operating authorities and other authorizations referred to in Section 4.17 and Section 4.18;

(g) within three (3) days of obtaining knowledge thereof, any material loss or damage to any of the Collateral, or Borrower's business or operations;

(h) Borrower's failure to make any payment when due with respect to any Debt or Borrower's failure to comply with any material terms of any other agreement (including, without limitation, any Hedging Agreement or Swap Agreement) to which Borrower is party;

(i) any proposed sale, transfer, assignment or other disposition of any Properties permitted prior written notice of such disposition, the price thereof and the anticipated date of closing;

(j) the occurrence of any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of Borrower having a fair market value in excess of Fifty Thousand Dollars ($50,000); and

(k) any other development peculiar to Borrower that results in, or could reasonably be expected to result in a Material Adverse Effect;

in each case Borrower shall provide the Administrative Agent with telephonic facsimile or e mail notice specifying and describing the nature of the Default, development or information, and the anticipated effect. Any notice delivered by telephone or e-mail will be confirmed in writing (or, with respect to e mail notices, physically delivered to the Administrative Agent) within five (5) days.

Section 5.6 Reserve Reports.

(a) Timing of Reports. Beginning on the First Reserve Report Effective Date and continuing semi-annually (May 31 and November 30) throughout the term of this Agreement and as set forth in Section 2.2(b)(ii), Borrower shall, at its sole expense (to be accounted for as a lease operating expense in the calculation of Net Operating Cash Flow), cause to be prepared by the Engineers and delivered to the Administrative Agent, an engineering reserve report (the "Reserve Report") relating to the Properties. The Reserve Reports will set forth, without limitation, the projected recoverable reserves attributable to the Working Interests and Net Revenue Interests of Borrower. Borrower shall deliver each Reserve Report to the Administrative Agent within forty-five (45) days of its effective date.

(b) Preparation of Reports. Borrower shall cause each Reserve Report to be prepared in a manner acceptable to the Administrative Agent in all respects. For the avoidance of all doubt, each such acceptable Reserve Report will be prepared in accordance with at least the following assumptions:

(i) reserves shall be adjusted for cumulative production since the effective date of the most recent Reserve Report;

(ii) (A) for all Natural Gas to be sold by Borrower other than Natural Gas described in Section 5.6(b)(ii)(B) below, the purchase price for each calendar year will be the average of the monthly prices provided to Borrower by Administrative Agent for that year for Natural Gas as reflected in the New York Mercantile Exchange, as determined by Administrative Agent in its sole discretion, as of the settlement of the last trading day for the contract month coincident with the effective date of the Reserve Report (as adjusted for appropriate quality, transportation and location differentials approved by Administrative Agent), using price escalators or de escalators existing in the market as reasonably determined by the Administrative Agent and notified to Borrower at the time the Reserve Report is being prepared, for the remaining life of the Properties;

(B) for all Natural Gas to be sold by Borrower on a fixed price basis pursuant to any bona fide contract or with respect to which the price has been hedged pursuant to any New York Mercantile Exchange contract or bona fide price swap agreement or arrangement, the purchase price will be the fixed price (as adjusted for appropriate quality, transportation and location differentials reasonably approved by the Administrative Agent) for the volumes indicated in the contract, agreement or arrangement;

(C) for Crude Oil to be sold by Borrower other than Crude Oil described in Section 5.6(b)(ii)(D) below, the purchase price for each calendar year shall be the average of the monthly prices provided to Borrower by Administrative Agent for that year for Crude Oil as reflected in the New York Mercantile Exchange as of the settlement on the last trading day for the contract month coincident with the effective date of the Reserve Report (as adjusted for appropriate quality, transportation and location differentials reasonably approved by the Administrative Agent), using price escalators or de escalators existing in the market as reasonably determined by the Administrative Agent and notified to Borrower at the time the Reserve Report is being prepared, for the remaining life of the Properties;

(D) for Crude Oil to be sold by Borrower on a fixed price basis pursuant to any bona fide contract or for which the price has been hedged pursuant to any New York Mercantile Exchange contract or bona fide price swap agreement or arrangement, the purchase price will be the fixed price (as adjusted for appropriate quality, transportation and location differentials reasonably approved by the Administrative Agent) for the volumes indicated in the contract, agreement or arrangement.

(iii) reserves will be adjusted to reflect revisions to volume estimates of reserves since the effective date of the last Reserve Report;

(iv) projected operating expenses and capital expenditures will be adjusted to reflect (a) actual expense levels incurred since the effective date of the last Reserve Report and (b) projected increases or decreases in anticipated operating expenses and capital expenditure levels; and

(v) each Reserve Report will separately report on PDP Reserves, PDNP Reserves and PUD Reserves and will utilize any other assumptions that the Administrative Agent may reasonably request from time to time.

(c) Preparation of Additional Reserve Reports. Borrower or the Administrative Agent, at the sole option of either of them so long as there are any Obligations owing to the Administrative Agent or any Lender under this Agreement, may cause additional Reserve Reports meeting the requirements of the preceding paragraph to be prepared by any of the Engineers to be delivered to the other party. Except for the two (2) Reserve Reports each year required in this Section 5.6(c) which will be paid for by Borrower (and accounted for as lease operating expenses in the calculation of Net Operating Cash Flow), the costs and expenses of any additional reports will be borne by the party requesting the report. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, then the Administrative Agent may request an additional Reserve Report to be prepared at the sole expense of Borrower.

Section 5.7 Other Information. Borrower shall provide the Administrative Agent and the Lenders copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar

agreement, other than this Agreement and not otherwise required to be furnished to the Administrative Agent pursuant to any other provision of this Agreement. Borrower shall provide any other information concerning the financial condition of Borrower and any property of Borrower as the Administrative Agent may reasonably request from time to time.

Section 5.8 Weekly Field Reports and Daily Drilling Reports. Borrower shall, on a weekly basis, send reports on active field operations to the Administrative Agent reported on a daily basis, in form and substance satisfactory to Administrative Agent. Administrative Agent reserves the right to increase the frequency of such reports at its sole discretion. Such reports will be sent by e-mail to designated representatives of the Administrative Agent on each Friday of every week. Active field operations include, but are not limited to: location work, drilling, completions, Well workovers, installation, modification or repair of surface facilities and flowlines, and pipeline hookups.

Section 5.9 Weekly Production Reports. Borrower will maintain a table of all daily production data (current and historical) for all existing and future Well completions by Borrower in a form acceptable to Administrative Agent. Such table will be supplied in a digital format to the Administrative Agent at least once per week by e-mail. Natural Gas, Crude Oil, and water production volumes will be reported, as well as choke sizes, wellhead pressures, hours produced and notes relating to downtime or other factors affecting production. The daily production volumes will be based on field estimates on as accurate a basis as practical given the production equipment and metering devices in place. For situations where production from multiple completions are combined upstream of measurement equipment, production volumes for the individual completions should be estimated based on appropriate allocations acceptable to Administrative Agent. The raw metered data, explanatory notes and formulas related to the allocation methodology, and the resulting allocated volumes should be included in the table supplied.

Section 5.10 Monthly Field Activity Reports. Borrower shall maintain a table of all monthly Natural Gas and Crude Oil production volumes (historical and current) for all existing and future Well completions by Borrower. Such table will be supplied by electronic mail to Administrative Agent, in a digital format acceptable to Administrative Agent, within twenty one (21) days following the end of each production month. In the case of Natural Gas, the monthly production volumes should be based on the integration of the charts recorded by the lease "check" meter located downstream of the processing equipment and immediately upstream of the sales delivery point. Any allocation of production amongst completions should be documented as described above for the daily production table. Borrower shall also supply a report reconciling Hydrocarbon Production Volumes (as measured by the lease equipment) to sales volumes (reported by the Purchasers) for each of Borrower's existing and future Well or Lease. Such table will be supplied by e-mail Administrative Agent, in a format acceptable to Administrative Agent, within twenty-one (21) days following the end of each production month.

Section 5.11 Test Results; Core Analyses; Surveys and Logs. Upon the request of any Lender, Borrower shall promptly provide the Administrative Agent with true and complete copies of all test results, fluid analyses, pressure surveys and core analyses related to the Properties. As soon as such data are available, Borrower shall promptly provide the Administrative Agent with true and correct copies of all electrical surveys, radioactivity logs,

temperature surveys, deviation or directional surveys, caliper logs and all other logs and surveys obtained during the drilling of any Well. In addition, promptly upon the completion of any Well, Borrower will provide the Administrative Agent with a composite of all electrical-type logs to the extent reasonable and customary.

Section 5.12 Reports Made to a Governmental Authority. Concurrently with the delivery of any such report or application to the applicable Governmental Authority, Borrower shall provide the Administrative Agent a copy of each material report made and application submitted to a Governmental Authority having jurisdiction over any of the Properties.

Section 5.13 Charter Documents. Borrower shall provide the Administrative Agent copies of all amendments or modifications to any of its Charter Documents.

Section 5.14 Certificate of Authorized Officer; Hedging Agreements. Concurrently with the delivery of each Reserve Report hereunder, a certificate of an Authorized Officer of Borrower, in form and substance satisfactory to the Administrative Agent, setting forth as of the effective date of the Reserve Report, a true and complete list of all Hedging Agreements of Borrower, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, credit support agreements not previously disclosed to the Administrative Agent and each of the Lenders in writing, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

Section 5.15 Certificate of Insurer; Insurance Coverage. Concurrently with any delivery of financial statements under Section 5.2 (to the extent not previously provided to the Administrative Agent), a certificate of insurance coverage from each insurer (or from Borrower's insurance broker) with respect to the insurance required by Section 6.9 in a customary form of the type contemplated by Section 6.9 and otherwise reasonably satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or any Lender, all copies of the applicable policies required by Section 6.9.

ARTICLE VI
AFFIRMATIVE COVENANTS

Borrower covenants and agrees that, so long as there are any Obligations owing to the Administrative Agent or any Lender under this Agreement or under the Swap Agreement (other than indemnity obligations and similar obligations that survive the termination of this Agreement), or any Lender has any commitment to make further Advances under this Agreement, and unless the Administrative Agent has previously consented in writing to Borrower's non-compliance, Borrower will comply with the following covenants:

Section 6.1 Preservation of Existence. Borrower shall preserve and maintain its existence and current form of organization under the laws of the state of Nevada and all related rights, privileges and franchises.

Section 6.2 Affiliate Transactions. Borrower shall not enter into any transaction with any Affiliates without the prior written consent of Administrative Agent unless such Affiliate has executed a Subordination Agreement with Administrative Agent, in which case, Borrower must

give no less than ten (10) days written notice to Administrative Agent in advance of such transaction, and, if approved by Administrative Agent, Borrower shall conduct those transactions on an arm's length basis.

Section 6.3 Compliance with Law. Borrower shall:

(a) comply, and use commercially reasonable efforts to cause the Operators to comply, in all material respects with all Governmental Authorities and Governmental Requirements regarding the collection, payment and deposit of employees' income, unemployment and Social Security taxes and use commercially reasonable efforts to cause the Operators to properly and timely make all royalty or overriding royalty payments and payments to all other interest owners in the Properties which it operates;

(b) duly observe and conform with all laws, rules and regulations made by any Governmental Authority, and all valid requirements of any Governmental Authority which may acquire jurisdiction, which apply or relate to ownership and operation of any or all of the Properties, including, without limitation, compliance with all obligations under the Environmental and Safety Regulations, except to the extent that any such non-compliance could not reasonably be expected to have a Material Adverse Effect;

(c) operate or cause any Property to be operated (whether or not such Property constitutes a "facility" as defined by CERCLA) so that no cleanup or other obligation is required under CERCLA or other applicable Governmental Requirement (including, without limitation, Hazardous Substance Laws), designed to protect the environment or relating to the disposition, generation or transportation of hazardous waste, which would constitute a Lien or charge on any property of Borrower prior in right to that of the Administrative Agent or the Lenders. If any claim of prior Lien or charge is made or any similar obligation arises, Borrower will, at its own expense, (a) immediately cure or cause a third party to immediately cure the same except for claims, Liens or charges being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP and (b) INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT, EACH OF THE LENDERS AND THEIR RESPECTIVE RELATED PARTIES FROM ANY RELATED LIABILITY, RESPONSIBILITY OR OBLIGATION IN CONNECTION WITH ANY CLEANUP OR OTHER LIABILITY AS SUCCESSOR, SECURED PARTY OR OTHERWISE (REGARDLESS OF WHETHER OR NOT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY BE DEEMED TO BE AN "OWNER OR OPERATOR" UNDER CERCLA) FOR ANY REASON INCLUDING, WITHOUT LIMITATION, THE ENFORCEMENT OF THE ADMINISTRATIVE AGENT'S RIGHTS AS A SECURED PARTY UNDER THE LOAN DOCUMENTS OR BY OPERATION OF LAW;

(d) comply and use all commercially reasonable efforts to cause any Operators, agents and invitees to comply, in all material respects, with all Environmental and Safety Regulations with respect to Hazardous Materials, and keep all of the Properties free and clear of any Liens imposed by those regulations except for claims, Liens or charges being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP. If Borrower receive

any notice from any Person with regard to the Release of Hazardous Materials on or from any of the Properties, Borrower shall promptly (and, in any event, prior to the expiration of any period in which to respond to such notice under any applicable Environmental and Safety Regulation) send a copy of the notice to the Administrative Agent;

(e) use all commercially reasonable efforts to cause any Operator to do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency (excepting ordinary wear and tear) all of its Properties including, without limitation, all Equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its Properties will be fully preserved and maintained, except to the extent a portion of such Properties is no longer capable of producing in paying quantities; and

(f) promptly (*i*) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses, severance taxes and other taxes and indebtedness accruing under the Leases or other agreements affecting or pertaining to its Properties, (*ii*) perform or make reasonable and customary efforts to cause to be performed in all material respects, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, Leases, sub-leases, contracts and agreements affecting its interests in its Properties and (*iii*) use commercially reasonable efforts to cause the Operators to do all other things necessary to keep unimpaired, except for Liens described in Section 7.5 below, all rights with respect to the Properties and prevent any forfeiture thereof or a material default thereunder, except to the extent a portion of such Properties are no longer capable of producing in paying quantities.

Section 6.4 Environmental Matters.

(a) Borrower shall, at its expense: (*i*) comply, and shall cause its Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (*ii*) not dispose of or otherwise release, any Crude Oil, Crude Oil and Natural Gas waste, Hazardous Material, or solid waste on, under, about or from any of Borrower's Properties or any other property to the extent caused by Borrower's operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (*iii*) timely obtain or file all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of Borrower's Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (*iv*) promptly commence and diligently prosecute to completion any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the "Remedial Work") in the event any Remedial Work is required under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any Crude Oil, Crude Oil and Natural Gas waste, hazardous substance or solid waste on, under, about or

from any of Borrower's Properties, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and (*v*) establish and implement such procedures as may be necessary to continuously determine and assure that Borrower's obligations under this clause (a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

(b) Borrower will promptly, but in no event later ten (10) days of the occurrence of a triggering event, notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against Borrower or the Properties of which Borrower has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if Borrower reasonably anticipate that such action will result in liability (whether individually or in the aggregate) in excess of Fifty Thousand Dollars ($50,000), not fully covered by insurance, subject to normal deductibles.

(c) Borrower will provide environmental audits and tests in accordance with American Society of Testing Materials standards upon request by the Administrative Agent and the Lenders and no more than once per year in the absence of any Event of Default (or as otherwise required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority), in connection with any future acquisitions of any other Properties.

Section 6.5 Records. Borrower shall keep adequate records and books of account with respect to its business activities and the Properties in which proper entries are made in accordance with GAAP reflecting all financial transactions of Borrower. Borrower shall keep separate books and records than its Affiliates and shall conduct its business separately from the business of its Affiliates.

Section 6.6 Litigation. Borrower shall give the Administrative Agent prompt written notice of any suit at law or in equity or any investigation or proceeding before or by any Governmental Authority arising after the date hereof and known to Borrower that could:

(a) limit, prohibit or restrict in any material respect the manner in which Borrower presently conduct business; or

(b) declare any substance contained in any product used, sold or distributed by Borrower to be a Hazardous Material in violation of Hazardous Substance Laws.

Section 6.7 Damage to Collateral. Upon obtaining knowledge thereof, Borrower shall give the Administrative Agent prompt written notice of:

(a) damage to any of the Collateral causing a loss in excess of Fifty Thousand Dollars ($50,000); and

(b) the occurrence of any condition or event which has caused or may reasonably be expected to cause loss or depreciation in excess of Fifty Thousand Dollars

($50,000) with respect to any of the Collateral excluding changes in market conditions such as market fluctuation for the price paid for Hydrocarbons.

Section 6.8 Solvency. Borrower shall conduct all operations in a manner as is necessary to remain Solvent.

Section 6.9 Insurance. Borrower shall:

(a) continuously keep all Personal Property together with all improvements on real property insured for replacement value of like kind and quality with insurance companies licensed or approved to do business in the jurisdictions in which the Properties are located with a Best's Rating of A or better, or as otherwise reasonably satisfactory to the Administrative Agent, against loss or damage by fire or other risk usually insured against by other prudent owners in similar businesses similarly situated under extended coverage endorsement and against theft, burglary, and pilferage together with other insurance covering any other hazards as the Administrative Agent may from time to time reasonably request;

(b) deliver certificates of insurance and copies of insurance policies as required under Section 5.15 above. All such insurance shall contain endorsements in form satisfactory to the Administrative Agent showing the Administrative Agent as a loss payee and additional insured as its interest may appear. Subject to Section 2.12 above, all casualty and property damage insurance proceeds received by the Administrative Agent will be retained (or, if Borrower receives any such insurance proceeds, it shall promptly deposit such insurance proceeds into the Project Account to be retained) by the Administrative Agent at its option, for application to the payment of such portion of the Obligations as the Administrative Agent may determine in its reasonable discretion or shall be applied to repair, restore or replace any such insurable loss or damage, provided that the proceeds of the insurance shall be deposited in the Borrower Sub-Account and, so long as no Event of Default shall have occurred and be continuing, at the request of Borrower, such proceeds shall be disbursed to Borrower upon such terms and conditions as the Administrative Agent may deem appropriate for its protection to pay the cost of repairing, replacing or restoring Collateral or purchasing replacement Collateral;

(c) promptly, upon becoming aware thereof, notify the Administrative Agent of the occurrence or existence of an event justifying a material claim under any insurance and the estimated amount thereof. In furtherance, but not in limitation of the requirements of the preceding sentence, Borrower shall continuously keep and maintain in full force and effect during the term of this Agreement, at Borrower's sole cost and expense, original insurance policies for which the payment of premiums are current containing waivers of subrogation by the respective insurers and non contributory standard mortgagee clauses or their equivalent or a satisfactory mortgagee loss payable endorsement in favor of the Administrative Agent providing the types of insurance covering each of the Properties and the interest and liabilities incident to the ownership, possession and operation thereof as specified on Schedule 6.9(c), in each case to the extent such insurance is available on commercially reasonable terms;

(d) deliver to the Administrative Agent all certificates of insurance (and if requested by Administrative Agent, copies of all insurance policies and endorsements) which are required to be obtained and maintained by Borrower. Such certificates shall show that (*i*) such insurance is in full force and effect in accordance with the provisions of this Agreement, (*ii*) such insurance is non cancelable without at least fifteen (15) days prior written notice to the Administrative Agent sent by United States registered or certified mail, return receipt requested, and (*iii*) written notice shall be sent to the Administrative Agent in the same manner at least fifteen (15) days prior to any non renewal of such policies;

(e) to the extent available on commercially reasonable terms, obtain at least fifteen (15) days prior to the expiration date of each policy maintained pursuant to this Section 6.9(e) hereof, a renewal or replacement thereof and deliver to the Administrative Agent a certificate of such renewal or replacement policy; and

(f) notwithstanding the foregoing, Borrower shall at all times employ industry standard practices for insurance coverages to include, but not limited to, drilling, workovers, flowline repairs, rig work and facilities work. Borrower will exercise commercially reasonable efforts to ensure that third-party operators also carry such insurance coverages. To the extent Borrower's existing coverage is not in compliance or falls below those standard for the industry as determined by Administrative Agent, Borrower shall promptly act to increase, if necessary, insurance coverages and coverage amounts to come into compliance with industry standards, in each case to the extent such insurance is available on commercially reasonable terms.

Section 6.10 Delivery of Instruments. Borrower shall deliver to the Administrative Agent upon its request copies of all contracts, statements, invoices, notices, receipts and vouchers under which Borrower has incurred or are to incur costs in excess of Twenty-Five Thousand Dollars ($25,000), and deliver to the Administrative Agent all other data or documents in connection with Borrower's operations as the Administrative Agent may from time to time reasonably request.

Section 6.11 Consultants. Borrower shall accord to the Administrative Agent, to be exercised in the reasonable discretion of the Administrative Agent, with prior written notice to Borrower (except upon the occurrence and during the continuation of an Event of Default, in which case no prior written notice is required), from time to time to select and retain consultants, including engineers and public accountants, to advise the Administrative Agent and the Lenders as to technical and financial matters pertaining to Borrower's operations relating to the Properties and Borrower's financial records. Upon Borrower's receipt of verifying invoices therefor, the reasonable fees and costs charged by the Administrative Agent's consultants will be paid by Borrower, which may be paid out of Net Operating Cash Flow as lease operating expense. Borrower shall allow such consultants access (at such consultant's risk) during normal business hours and, if no Event of Default exists, upon three (3) Business Days notice, to the Properties and all other facilities owned, operated or used by Borrower in connection with the Properties or the conduct of Borrower's business and to Borrower's records (financial or otherwise) relating to the operation of the Properties, subject to such consultants following Borrower's reasonable safety policies and prudent operator standards and agreeing to maintain

the confidentiality of all such records and the information acquired as a result of such access. The access granted to the Administrative Agent, the Lenders and their consultants under this Section 6.11 will not unreasonably disrupt the business of Borrower or the operation of the Properties.

Section 6.12 Creditors. Borrower shall promptly, upon the Administrative Agent's request, provide the Administrative Agent with a statement showing the identity of Borrower's creditors, the amount due to each, and the date each payment is due. Borrower shall notify the Administrative Agent immediately if Borrower fails to make any payment (other than a contested payment) in accordance with required terms to lessors, suppliers, vendors, owners of Royalty Interests, third party Working Interest owners, Taxing Authorities or others relating to the Properties, including, without limitation, owners or holders of net profits interests, production payments, or any other Liens or burdens on or relating to the Properties, where non payment would create any Lien rights against any item of Collateral or otherwise interfere with or jeopardize performance by Borrower under this Agreement. Upon the Administrative Agent's receipt of a notice of non-payment from Borrower, Lenders may, but need not, make any payments or agree to pay any persons as are required, in the reasonable opinion of the Administrative Agent, to enable such Borrower to complete performance under this Agreement or to protect the interests of Lenders in production from or allocable to Borrower's Net Revenue Interest in the Properties or other Collateral, and those payments will be immediately reimbursed to the Administrative Agent, for the ratable benefit of the Lenders, by Borrower on demand. Borrower's obligation to reimburse any such payments will be secured by the security interests and the Liens granted under the Security Documents.

Section 6.13 Inspection. Borrower shall, so long as any Obligation remains owing to the Administrative Agent or any Lender or any Collateral remains located at any of the Properties or other facilities owned or leased by Borrower, accord the Administrative Agent and each of the Lenders or their respective agents full and unrestricted access (at the Administrative Agent's or such Lender's risk, as applicable) upon the giving of reasonable notice under the circumstances (subject to reasonable safety restrictions and in accordance with prudent operator standards and subject to the Administrative Agent's and Lenders' obligations under Section 13.5 below to maintain the confidentiality of information obtained thereby) during normal business hours to the Properties and such other facilities to permit the Administrative Agent and each of the Lenders or their respective agents to, among other things, witness drilling, workovers and other field activities and inspect production. Borrower shall give the Administrative Agent and each of the Lenders or their respective agents due notice of drilling, workovers and other field activities to permit the Administrative Agent and each of the Lenders or their respective agents to exercise its rights under this Section 6.13. The access granted to the Administrative Agent and each of the Lenders and their respective agents under this Section 6.13 will not unreasonably disrupt the business of Borrower or the operation of the Properties.

Section 6.14 Compliance Opinions and Reports. Borrower shall, upon the Administrative Agent's reasonable request (and not more than once each calendar year unless an Event of Default exists, in which case the Administrative Agent may request such opinions and/or reports as it may reasonably determine), obtain opinions and/or reports, as designated by the Administrative Agent, from counsel or other consultants reasonably satisfactory to the Administrative Agent that Borrower has all permits, licenses and other approvals required by all

applicable Governmental Authorities, and the current and planned operation of the Properties is in compliance with all Governmental Requirements. The cost and expense of preparation of such opinions and reports shall be accounted for as a lease operating expense in the calculation of Net Operating Cash Flow.

Section 6.15 Operators. To the extent Borrower has the legal right to do so (or to cause or require any other Person to do so) Borrower shall, in the event of a material breach by any Operator under the respective Operating Agreement that is not timely cured in accordance with the terms of that Operating Agreement or upon the occurrence of an Event of Default under this Agreement:

(a) immediately, upon the request of the Administrative Agent, vote to remove the Operator or to commence any proceedings necessary under the applicable Operating Agreement to remove the Operator or assign to the Administrative Agent its right to vote to remove the Operator with respect to the Properties,

(b) seek indemnification or damages from the Operator and its successors or assigns for any loss or liability incurred by Borrower,

(c) pay the owners of Royalty Interests directly,

(d) deliver or use all commercially reasonable efforts to cause the Operator to deliver to any successor Operator all books, agreements, contracts, papers, records (including but not limited to royalty payment records, computerized tapes and other royalty payment information), division orders, farm in and farmout agreements, and all other records, contracts, agreements, papers or documents, written, printed or computerized, which may be pertinent in any way to the operations to be conducted by the successor Operator or which may have been conducted by the former Operator,

(e) cooperate, and use all commercially reasonable efforts to cause the Operator to fully cooperate with the successor Operator to ensure that the Leases are not terminated or the value of the Properties diminished by virtue of the resignation or removal, and

(f) take all other actions and use all commercially reasonable efforts to cause the Operator to take all other actions necessary to ensure an orderly transition of all operations to the successor Operator. Borrower shall promptly reimburse the Administrative Agent, for the ratable benefit of the Lenders, for any payments made by the Administrative Agent or Lenders pursuant to this Section 6.15. The rights and remedies of the Administrative Agent and the Lenders under this Section 6.15 are in addition to any other rights or remedies available under Article XI or elsewhere in this Agreement.

Section 6.16 Purchasers of Hydrocarbons. Borrower shall:

(a) in the event that any Purchaser of Hydrocarbons is, in the Administrative Agent's reasonable judgment, not creditworthy, upon the request of the Administrative Agent, (*i*) cause the Purchaser to provide one or more letters of credit, in form and

substance and from a bank satisfactory to the Administrative Agent in connection with its purchase of Hydrocarbons from the Properties, (*ii*) sell Hydrocarbons only to Purchasers who are creditworthy in the Administrative Agent's reasonable judgment or who prepay, or (*iii*) exercise its right to take the Hydrocarbons in kind and sell to Purchasers of Hydrocarbons who are creditworthy in the Administrative Agent's reasonable judgment; to the extent Borrower is legally entitled to take such action;

(b) after the date of this Agreement, give the Administrative Agent thirty (30) days prior written notice if a Person not listed on Exhibit E will become a Purchaser of Hydrocarbons. The notice will contain the Person's name and address (including contact person) and specify the Property or Properties to which the purchases relate.

Section 6.17 Access to Officers, Employees and Agents. Borrower shall allow the Administrative Agent and each of the Lenders reasonable access to appropriate officers, employees and agents of Borrower to discuss the affairs, finances and accounts of Borrower at all reasonable times and as often as the Administrative Agent or any of the Lenders may reasonably request.

Section 6.18 Use of Proceeds; Development of Properties. Borrower shall use all amounts Advanced under the Loan solely for the purposes described in this Agreement and in a manner consistent with other supporting documentation provided to the Administrative Agent in connection with herewith and in connection with each Advance Request. Borrower shall diligently develop the Properties in accordance with the terms of this Agreement.

Section 6.19 Bonds. Borrower or Southern Star Operating, Inc. shall maintain in full force and effect all qualifications, bonds, permits and approvals required by any Governmental Authority necessary to own and operate the Properties, and deliver to the Administrative Agent certificates evidencing any bonds and copies of any bonds in place (including renewals) as well as all bonds required by any applicable Governmental Authority. Schedule 6.19 identifies (a) each of the bonds, permits and qualifications maintained by Borrower or Operator in connection with the ownership and operation of the Properties and compliance with Governmental Requirements and (b) all payment obligations of Borrower to applicable bonding agent(s).

Section 6.20 Hedging Hydrocarbon Production. At Administrative Agent's request, Borrower shall enter into a Swap Agreement or Hedging Agreement in form and substance approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) such that a percentage (not to exceed seventy-five percent (75%)) of the volume of PDP Reserves volumes projected to be produced prior to the Maturity Date are dedicated to a price risk management program approved by the Administrative Agent; provided however, if the projected Net Operating Cash Flow is insufficient to fully amortize any Loan by the Maturity Date, Administrative Agent may require that Borrower enter into one or more Hedging Agreements for a term or terms that extend up to six (6) months beyond the Maturity Date. Any gain or loss for volume adjustments will be for Borrower's account. Borrower and Lender shall endeavor to agree upon a hedging strategy that will most accurately reflect the make-up and pricing of the Hydrocarbons produced and sold by Borrower, but if the parties are unable to agree on the hedging strategy, the Administrative Agent may nevertheless review the adequacy of Borrower's price hedge position at any time to determine if it is in compliance with this

Section 6.20 and require the Borrower to enter into a Swap Agreement or Hedging Agreement as set forth above.

To the extent Borrower enters into any Hedging Agreements pursuant to the Swap Agreement which extend beyond the Maturity Date, the Obligations under the Swap Agreement shall continue to be secured by the Security Documents notwithstanding payment of the Loan.

Section 6.21 Minimum Payments. Borrower shall pay to the Administrative Agent, for the ratable benefit of each of the Lenders, interest at the rate specified in this Agreement on all Obligations (including Obligations which are for fees or to reimburse Related Costs or indemnify the Administrative Agent or the Lenders) on each Payment Date.

Section 6.22 Post-Closing Title Opinions.

(a) Within thirty (30) days after Closing, Borrower will deliver to the Administrative Agent updated title opinions and title information covering the Properties in accordance with Section 6.22(b) below. Notwithstanding the previous sentence, however, no Advance will be made by the Lenders with respect to any Well or proposed Well that is not the subject of an updated title opinion reasonably satisfactory to the Administrative Agent.

(b) The opinions to be delivered under this Section 6.22 will show Defensible Title in the Properties vested in Borrower subject only to (*i*) the Permitted Encumbrances and (*ii*) the Mortgages in favor of the Administrative Agent as first and prior mortgage Liens subject only to the Permitted Encumbrances and will otherwise be satisfactory to the Administrative Agent and its counsel.

Section 6.23 Continuing Enterprise. Borrower shall continue to conduct operations on such a scale and in such a manner as is necessary to (a) perform the obligations under this Agreement, the other Loan Documents and the Basic Documents, and (b) preserve all rights to the Properties and all rights under the Basic Documents unless a prudent operator would not do so.

Section 6.24 Venue for Debtor Relief Proceedings. In the event Borrower voluntarily commences any proceeding under any Debtor Relief Law, such Borrower shall initiate and maintain the proceeding in a court within the Southern District of Texas.

Section 6.25 Access to Seismic and Geophysical Data. To the maximum extent allowed under applicable seismic licenses, Borrower shall provide the Administrative Agent, the Lenders and their respective engineering consultants with access to all engineering, seismic, geological and geophysical data, studies and evaluations which Borrower or any of its Affiliates possess or to which any of them has access. The Administrative Agent and Lenders will, upon reasonable notice to Borrower, have access to these records during Borrower's regular business hours; provided, however, to the extent the information to be made available to the Administrative Agent and Lenders under this Section 6.25 is subject to a confidentiality agreement, Borrower may require the Administrative Agent and Lenders to execute and deliver to it a mutually acceptable confidentiality agreement prior to being allowed access to the confidential information.

Section 6.26 Financial Ratios.

(a) Interest Coverage Ratio. Beginning June 30, 2008, Borrower shall maintain an Interest Coverage Ratio of at least 3.00 to 1.00.

(b) Current Ratio. Beginning with the fiscal quarter ending June 30, 2008, Borrower shall at all times maintain a Current Ratio of at least 1.00 to 1.00.

(c) Adjusted PV Ratio. Beginning on the First Reserve Report Effective Date Borrower shall maintain an Adjusted PV Ratio of not less than 1.5 to 1.0.

Section 6.27 Liens on Collateral. Borrower will at all times cause all Collateral (whether real, personal or mixed, tangible or intangible) of Borrower to be subject to a first-priority perfected Lien, subject only to Permitted Encumbrances, in favor of or for the benefit of the Administrative Agent on behalf of Lenders pursuant to the Security Documents.

Section 6.28 Use of Additional Equity. In the event that Borrower receives any additional capital contributions or other infusions of equity or receives proceeds from the sale or farmout of Borrower's interests below a depth of ninety-five hundred feet (9500') in the Cotton Valley in accordance with Section 7.4(c), Borrower will only use the proceeds of such capital contributions, equity infusions or sale of assets (a) to repay the Obligations, (b) to pay the amounts described in clauses (a)-(e) of the definition of Net Operating Cash Flow, (c) to fund acquisition and development of the Properties to the extent not funded by an Advance under the Loan, or (d) for such other uses approved by the Administrative Agent in writing.

Section 6.29 Payment of Taxes, Etc. Borrower shall pay all costs to be paid on taxes, assessments, governmental charges or private encumbrances levied, assessed, imposed or payable upon or with respect to any of the Collateral except for taxes, assessments, charges or encumbrances being contested in good faith by appropriate action and for which adequate reserves are maintained in accordance with GAAP.

Section 6.30 Equipment.

(a) Preservation of Equipment. All Equipment currently owned or hereafter acquired by or on behalf of Borrower will be kept at the applicable Property or other places of business of Borrower in the State of Louisiana except as permitted by this Agreement or the applicable Mortgage or except with the prior written consent of Administrative agent, provided, however, Borrower or the Operator may dispose of Equipment in accordance with the terms of any applicable Operating Agreement and may dispose of obsolete, broken or worn Equipment without Administrative Agent's consent but upon prompt notification to Administrative Agent. Borrower shall use reasonable commercial efforts to cause the Operator at all times to (*i*) keep correct and accurate records itemizing and describing the location, kind, type, age, condition and cost of and accumulated depreciation on all Equipment relating to the subject Operating Agreement and (*ii*) make those records available during the Operator's usual business hours upon prior written notice to any of the officers, employees or agents of Borrower and Administrative Agent.

(b) Sale or Disposal of Equipment. Where Borrower is permitted to dispose of any Equipment, it shall do so or shall cause the Operator to do so, at arm's-length, in good faith and by obtaining the maximum amount of recovery practicable and without impairing the operating integrity of the remaining Equipment.

Section 6.31 Interests and Assignments Earned by Southern Star Operating, Inc. Borrower shall cause its Subsidiary, Southern Star Operating, Inc., to immediately assign and convey to Borrower any and all right, title and interest earned by Southern Star Operating, Inc., pursuant to that certain Farmout Agreement between Vernon E. Faulconer, Inc. and Tyner Texas Resources, L.P., the predecessor in interest to Southern Star Operating, Inc., dated September 1, 2006. Further, Borrower shall promptly record such assignments from Southern Star Operating, Inc. with the appropriate Governmental Authority and provide evidence of such filing to the Administrative Agent.

Section 6.32 Cash Contribution by Borrower. Within one hundred and twenty (120) days of Closing, Borrower shall contribute Five Hundred Twenty-Six Thousand Eight Hundred and Thirty-Eight Dollars ($526,838) from Net Operating Cash Flow for the development of the Properties set forth on Schedule 2.2(a).

Section 6.33 Delinquent Tax Returns. Borrower shall file all Delinquent Tax Returns and pay all taxes and penalties due in connection therewith within sixty (60) days of Closing.

ARTICLE VII
NEGATIVE COVENANTS

So long as there are any Obligations owing to the Administrative Agent or any Lender under this Agreement or the Swap Agreement (other than indemnity obligations and similar obligations that survive the termination of this Agreement), and unless the Administrative Agent has previously consented in writing to Borrower's non-compliance, Borrower shall not:

Section 7.1 Debt. Create, incur, assume or suffer to exist any Debt, except:

(a) the Obligations to the Administrative Agent and the Lenders;

(b) Capital Leases which do not exceed One Hundred Thousand Dollars ($100,000) in the aggregate, each of which is identified on Schedule 7.1(b) (including such updates to Schedule 7.1(b) that are prepared by Borrower from time to time);

(c) obligations secured by Permitted Encumbrances;

(d) Debt in connection with a Hedging Agreement permitted or required in accordance with this Agreement;

(e) accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of property or services, from time to time incurred in the ordinary course of business which are (a) not delinquent or otherwise greater than sixty (60) days past due and do not exceed One Hundred Thousand Dollars ($100,000) in the

aggregate or (b) being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP;

(f) letters of credit, surety or other bonds incurred in the ordinary course of business approved in writing by Administrative Agent;

(g) endorsements of negotiable instruments for collection in the ordinary course of business; and

(h) other Debt incurred with the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed, and fully subordinated to the Obligations pursuant to a Subordination Agreement.

Section 7.2 Accounts. Sell, discount or factor its accounts, instruments, intangibles, Leases or chattel paper, except for accounts that are settled for less than the amount thereof, discounted or extended in each case in the ordinary course of business so long as no Default or Event of Default has occurred and is continuing.

Section 7.3 Guaranties. Other than Debt permitted by Section 7.1 and indemnity, cleanup and other obligations of a customary nature assumed or incurred (excluding Debt for Borrowed money) in favor of any seller of the Leases or related property, assume, guaranty or endorse or otherwise become directly or contingently liable for any liability of any other Person except for the indemnification obligations contained in this Agreement and the Security Documents. The preceding sentence will not prohibit the endorsement of negotiable instruments for deposit or collection or the incurrence of obligations under the Operating Agreements and similar transactions in the ordinary course of business. For purposes of this Section 7.3, the term "guaranty" includes any agreement, whether contingent or otherwise, to purchase, repurchase or otherwise acquire any obligation or liability of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any case primarily for the purpose of enabling another Person to make payment of any debt or liability, or to make any payment (whether as a capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with a debt or liability of another Person, or to supply funds to or in any manner invest in another Person in connection with that Person's debts or liabilities.

Section 7.4 Ownership and Business Operations.

(a) without the prior written consent of Administrative Agent, suffer any Change of Control or merge into or consolidate with any other Person;

(b) acquire or agree to acquire all or any material portion of the Equity Interests or assets of any other Person;

(c) sell, transfer, assign, or grant any Person an option to acquire, any of its assets (as that term is defined in accordance with GAAP) having a fair market value, individually or in the aggregate, greater than One Hundred Thousand Dollars ($100,000), in any six (6) month period, or take any similar action except for the sale of production or inventory or of worn-out or obsolete equipment or assets in the ordinary course of

Borrower's business, provided however, the Borrower may sell, transfer, assign, or grant any Person an option to acquire (including, but not limited to entering into a farmout agreement), its interests below a depth of ninety-five hundred feet (9500') in the Cotton Valley without the prior written consent of the Administrative Agent;

(d) cancel any claim or Debt during the term of the Loan, except for consideration and in the ordinary course of its business;

(e) prepay any Debt other than the Obligations owing to the Administrative Agent and the Lenders hereunder;

(f) cause or suffer to exist a default by Borrower under any of the Basic Documents if such default could reasonably be expected to have a Material Adverse Effect;

(g) make any loan or advance or extend any credit during the term of the Loan (except in the ordinary course of business) to any Person, whether or not an Affiliate of Borrower;

(h) transfer executive offices, change its company name or reorganize as an entity other than their current respective form of organization in a jurisdiction other than the jurisdiction under which Borrower is organized on the date of this Agreement except upon at least thirty (30) days prior written notice to the Administrative Agent;

(i) change its fiscal year;

(j) to the extent within Borrower's capabilities to do so using commercially reasonable efforts, allow *(i)* the abandonment of any Well capable of commercial production, or the release or abandonment of all or any part of Borrower's Working Interest or Net Revenue Interest in any of the Properties capable of commercial production, or release or abandon all or any portion of the Properties except in accordance with prudent operator standards; *(ii)* Borrower's Net Revenue Interest in the Properties to be developed, maintained or operated in a manner less favorable than prudent operator standards taken as a whole; and *(iii)* without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed, make any material alterations in the Basic Documents except as made by an Operator on behalf of Borrower pursuant to the terms of an Operating Agreement;

(k) except in the ordinary course of business or as otherwise permitted under this Agreement, without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), enter into any new agreement or contract with any Person relating to or affecting any of the Properties that could reasonably be expected to be material in the context of any particular Lease;

(l) except as provided in Section 7.4(c), enter into any farmout agreements with any Person relating to the Properties without the written consent of Administrative Agent, which consent shall not be unreasonably withheld; or

(m) to the extent of their rights to do so and subject to Section 6.15, permit, or fail or refuse to prohibit, a change in Operator with respect to any of the Properties.

Section 7.5 Liens and Encumbrances. Except as set forth on Schedule 7.5:

(a) suffer to exist any Lien or consent to the filing of any financing statement on any of its property (including Borrower's Working Interest or Net Revenue Interest in the Properties) other than

(i) the Liens created by and granted to or for the benefit of the Lenders under this Agreement and the Security Documents;

(ii) the Permitted Encumbrances;

(iii) Liens being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; and

(iv) Liens securing Capital Leases permitted by Section 7.1(b) and identified on Schedule 7.1(b).

(b) except as provided in Section 7.4(c), dedicate, sell, encumber or dispose of, or suffer to exist any agreement for the sale, disposition or encumbrance of, Borrower's Working Interest and/or Net Revenue Interest in the Properties or of any Hydrocarbon production attributable to Borrower's Working Interest or Net Revenue Interest in the Properties except in the ordinary course of business;

(c) reserve any recorded or unrecorded executory rights in Borrower's Working Interest or Net Revenue Interest in the Properties except as consented to in writing by the Administrative Agent.

Section 7.6 Investments. Make or suffer to exist, any Investment except Investments in certificates of deposit or other obligations issued by an Acceptable Bank or obligations of the United States government or any agency thereof.

Section 7.7 Subsidiaries and Divestitures. Create any direct or indirect Subsidiary or divest any material assets by (*i*) transferring them to any future Subsidiary or (*ii*) by entering into a partnership, joint venture, or similar arrangement. Borrower shall not make any material change in capital structure or enter into any management contract permitting a third party to exercise management rights with respect to Borrower's business, other than pursuant to the Operating Agreements, without the written consent of Administrative Agent, which consent shall not be unreasonably withheld.

Section 7.8 Compliance with Laws. Borrower shall not (a) violate any Environmental and Safety Regulation in any manner which could reasonably be expected to have Material Adverse Effect; or (b) use or permit the use of any of the Properties to generate, treat, store, handle, transport or dispose of Hazardous Materials except in compliance in all material respects with all applicable Environmental and Safety Regulations, and which the failure to so comply could reasonably be expected to have a Material Adverse Effect. Upon the occurrence of any

Release of Hazardous Materials, Borrower shall promptly commence and perform, or cause to be promptly commenced and performed, without cost to Administrative Agent or any Lender, all investigations, studies, sampling and testing, and all remedial, removal and other actions reasonably necessary to clean up and remove all Hazardous Materials to comply with the requirements of all applicable Environmental and Safety Regulations.

Section 7.9 Dividends and Distributions.

(a) declare or pay any cash dividends or distributions;

(b) declare or make any non-cash distribution;

(c) purchase or redeem any of its Equity Interests or other securities; or

(d) take any other action that has substantially the same effect as any of the actions prohibited under items (a)–(c) above.

Section 7.10 Modifications. Borrower shall not alter, amend or cause the alteration or amendment of any of the Loan Documents, any Operating Agreement, any Hedging Agreement or any material Basic Document without the prior written consent of Administrative Agent

Section 7.11 Development Expenditures. In connection with the development of the Properties, Borrower shall not expend any proceeds of the Loan for activities not expressly provided for herein or approved in writing by Administrative Agent as provided herein

Section 7.12 Other.

(a) fail to observe all of the provisions of Article V and VI of this Agreement after the Closing, to the extent not already subsumed in this Article VII;

(b) declare an "Early Termination Date" (as that term may be defined in the Swap Agreement) or any similar action pursuant to any Hedging Agreement without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed; provided that Borrower may declare an Early Termination Date or any similar action under and in accordance with the terms of any Hedging Agreement (*i*) in respect of any "Event of Default" (as defined in such Hedging Agreement) by the counterparty to such Hedging Agreement or (*ii*) in order to close out any transactions then outstanding under such Hedging Agreement and pay all amounts due in connection with the close out of such transactions coincident with the full and final repayment or prepayment of all of the Obligations;

(c) enter into any Hedging Agreement not approved in writing by the Administrative Agent such approval not to be unreasonably withheld or delayed;

(d) enter into a unit operating agreement relating to the Properties outside the ordinary course of business without the written consent of the Administrative Agent such consent not to be unreasonably withheld or delayed;

(e) except as authorized in this Agreement or pursuant to any Operating Agreement now existing or hereafter approved in writing by the Administrative Agent (such approval not to be unreasonably withheld or delayed) for which Borrower has no election or as permitted by Section 6.28 above, make expenditures on capital projects in excess of One Hundred Thousand ($100,000) that have not been approved in writing by the Administrative Agent; or

(f) adopt any Employee Plan without written approval of Administrative Agent.

Section 7.13 Proceeds of Notes. Permit the proceeds of the Notes to be used for any purpose other than those permitted by Section 2.2. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be.

Section 7.14 Limitation on Leases. Create, incur, assume or suffer to exist any obligation for the payment of rent or hire of property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbons), under leases or lease agreements which would cause the aggregate amount of all payments made by Borrower pursuant to all such leases or lease agreements, including, without limitation, any residual payments at the end of any lease, to exceed Fifty Thousand Dollars ($50,000) in any period of twelve consecutive calendar months during the life of such leases.

Section 7.15 Nature of Business. Allow any material change to be made in the character of Borrower's business as an independent Hydrocarbon exploration and production company. Borrower will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any oil and gas properties not located within the geographical boundaries of the United States.

Section 7.16 Deposit Accounts. Except for those identified on Schedule 4.41, maintain any additional deposit accounts (as defined in the UCC) without the prior written approval of Administrative Agent.

Section 7.17 No Severance Agreements. Without the prior written approval of Administrative Agent, enter into or become bound by or cause or allow any of the Collateral to become subject to any agreement under which Borrower could become obligated to pay any amounts or make the accommodations to any Person, in connection with that Person's resignation, termination or any similar occurrence.

Section 7.18 Commodity Deliveries. Enter into obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business.

ARTICLE VIII
FURTHER RIGHTS OF LENDERS

Section 8.1 Delivery of Additional Documents. Until the Obligations are repaid in full, (other than indemnity obligations and similar obligations that survive the termination of this Agreement), Borrower, at its expense, shall do all things and shall deliver all instruments requested by the Administrative Agent to create, perfect, protect or continue any security interest, mortgage or Lien granted or created under this Agreement or any of the Security Documents. The Administrative Agent or any of the Lenders may examine, inspect and copy or make extracts from all books and records of Borrower at any time during regular business hours upon prior written notice to Borrower. Borrower authorizes the Administrative Agent to execute alone any other instruments that the Administrative Agent may require to establish, perfect, protect or establish any Lien or security interest under this Agreement or any of the Security Documents and further authorize the Administrative Agent to sign Borrower's name on any of those instruments. In accordance with Section 13.12, Borrower authorizes, during the continuance of an Event of Default, the Administrative Agent to appoint any Person or Persons as the Administrative Agent may designate as its agent and attorney in fact to endorse, for deposit into the Project Account, the name of Borrower on any checks, notes, drafts or other forms of payment or security that may come into the possession of the Administrative Agent, any Lender or any of their respective Affiliates, to sign Borrower's name on invoices or bills of lading, drafts against customers, notices of assignment, verifications and schedules and, generally, to do all things necessary to carry out this Agreement and the Security Documents. The powers granted in this Section 8.1 are coupled with an interest and are, therefore, irrevocable. Neither the Administrative Agent, any Lender, any of their respective Affiliates nor any agent or attorney in fact of any of them will be liable to any Person for any act or omission, error in judgment or mistake of law that is not intentional, willful or grossly negligent. Upon payment and performance of all Obligations of Borrower to the Administrative Agent and the Lenders, this power of attorney will become null and void.

Section 8.2 Payments by Lenders. If Borrower fails to purchase or maintain insurance in accordance with this Agreement, or to pay any tax, assessment, government charge or levy in accordance with this Agreement, or in the event that any prohibited Lien, encumbrance or security interest is not discharged in accordance with this Agreement, or in the event that Borrower materially fails to perform or comply with any other covenant, promise or Obligation under any Loan Document and such failure gives rise to a Default that is continuing, Administrative Agent or Lenders may, but will not be required to, perform, pay, satisfy, discharge or bond the same for the account of Borrower, and all amounts paid by Administrative Agent or Lenders, including reasonable attorneys' fees and disbursements, will be deemed to be additional Obligations owing by Borrower to the Administrative Agent and the Lenders under this Agreement; provided, however, that Administrative Agent and Lenders will not make any payments on behalf of Borrower without providing Borrower prior written notice of at least three (3) Business Days.

Section 8.3 Possession. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may (*i*) enter Borrower's premises at any time, and (*ii*) until it completes the enforcement of their rights in the Equipment or other Collateral subject to their Liens under the Security Documents and the sale or other disposition of any property subject to those documents, take possession of those premises without charge, rent or payment, or place custodians in control of any of the premises, remain on and use the premises and any of Borrower's Equipment and other Collateral for the purpose of completing any work in progress, preparing any Collateral for disposition or collecting any Collateral.

Section 8.4 Indemnification.

(a) BORROWER WILL, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, INDEMNIFY THE ADMINISTRATIVE AGENT, EACH OF THE LENDERS AND THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, THE "INDEMNIFIED PARTIES") AND HOLD EACH OF THEM HARMLESS FROM AND AGAINST ANY AND ALL INJURIES, CLAIMS, DAMAGES, JUDGMENTS, LIABILITIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND DISBURSEMENTS OF COUNSEL), CHARGES AND ENCUMBRANCES WHICH MAY BE INCURRED BY OR ASSERTED AGAINST ANY OF THE INDEMNIFIED PARTIES IN CONNECTION WITH OR ARISING OUT OF ANY ASSERTION, DECLARATION OR DEFENSE OF LENDERS' RIGHTS OR SECURITY INTERESTS UNDER THE PROVISIONS OF THIS AGREEMENT, ANY SECURITY DOCUMENT OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH:

(i) THE ACQUISITION OR OPERATION OF THE COLLATERAL;

(ii) THE REALIZATION, REPOSSESSION, SAFEGUARDING, INSURING OR OTHER PROTECTION OF THE COLLATERAL WHILE AN EVENT OF DEFAULT IS CONTINUING;

(iii) THE COLLECTING, PERFECTING OR PROTECTING OF LENDER'S LIENS AND SECURITY INTERESTS UNDER THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS; AND

(iv) ANY INVESTIGATION, LITIGATION, OR PROCEEDING RELATED TO ANY PRESENT OR FUTURE ACQUISITION OR PROPOSED ACQUISITION BY BORROWER. BORROWER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHTS IT MIGHT HAVE IN CONNECTION WITH ANY SUIT OR ACTION AGAINST LENDER TO CLAIM SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES TO IT, ITS BUSINESSES OR PROSPECTS. BORROWER HAS CONSULTED WITH ITS COUNSEL WITH RESPECT TO THE PROVISIONS OF THIS SECTION 8.4(a)(iv) AND UNDERSTANDS THAT IT IS TO BE INTERPRETED BROADLY AGAINST BORROWER;

PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNIFIED PARTY, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY. FOR THE AVOIDANCE OF ALL DOUBT, TO THE EXTENT THE PHRASE "RELATED EXPENSES," WHEN USED IN THIS SECTION 8.4, REFERS TO EXPENSES THAT CONSTITUTE RELATED COSTS, SUCH EXPENSES WILL BE DEEMED TO BE LIMITED TO SUCH EXPENSES OF THE ADMINISTRATIVE AGENT (BUT NOT THE LENDERS) IN ACCORDANCE WITH THE DEFINITION OF "RELATED COSTS" IN SECTION 1.1 ABOVE.

(b) BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF *(i)* THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, *(ii)* THE FAILURE OF BORROWER OR ANY OTHER PERSON TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, *(iii)* ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF BORROWER SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, *(iv)* ANY LOAN OR ADVANCE OR THE USE OF THE PROCEEDS THEREFROM, *(v)* THE OPERATIONS OF THE BUSINESS OF BORROWER AND ITS AFFILIATES BY BORROWER AND ITS AFFILIATES, *(vi)* ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS (AFTER GIVING EFFECT TO THE PERMITTED ENCUMBRANCES), *(vii)* ANY ENVIRONMENTAL LAW APPLICABLE TO BORROWER OR ANY AFFILIATE OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, *(viii)* THE BREACH OR NON-COMPLIANCE BY BORROWER OR ANY AFFILIATE WITH ANY ENVIRONMENTAL LAW APPLICABLE TO BORROWER OR ANY

AFFILIATE, (*ix*) THE PAST OWNERSHIP BY BORROWER OR ANY AFFILIATE OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (*x*) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY BORROWER OR ANY AFFILIATE OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY BORROWER OR ANY OF ITS AFFILIATES, (*xi*) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO BORROWER OR ANY OF ITS AFFILIATES, (xii) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (*xiii*) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. AS USED IN THIS SECTION THE TERM "LENDERS" SHALL REFER NOT ONLY TO THE PERSONS DESIGNATED AS SUCH IN SECTION 1.1 BUT ALSO TO EACH DIRECTOR, OFFICER, AGENT, ATTORNEY, EMPLOYEE, REPRESENTATIVE AND AFFILIATE OF SUCH PERSONS.

(c) All amounts due under this Section 8.4 shall be payable not later than ten (10) days after written demand therefor.

Section 8.5 Removal and Appointment of Operator. The Administrative Agent will, in its reasonable discretion, have the right to approve or disapprove any action taken by Borrower to appoint, remove or replace the Operator of any of the Properties.

ARTICLE IX
CLOSING; CONDITIONS PRECEDENT TO CLOSING

Section 9.1 Closing. Subject to the conditions stated in this Agreement, Closing of the Loan will occur at a mutually agreeable time on or before July 11, 2008. The dates on which the Loan Documents are executed and each of the conditions in Section 9.2 are satisfied will be known as the "Closing Date." Closing will occur at the offices of Greenberg Traurig, LLP, 1000 Louisiana Street, Suite 1700, Houston, Texas 77002, at 10:00 a.m. on the Closing Date, or at any other place and time as Borrower and Administrative Agents may agree in writing or electronic mail.

Section 9.2 Conditions to Making the Initial Advance. As conditions to the making of the initial Advance under the Loan:

(a) Borrower will execute and deliver to the Administrative Agent and the Lenders, respectively, or their designee each of the Loan Documents to which Borrower is a party; each in form and substance satisfactory to Administrative Agent;

(b) Borrower will cause each Person designated by the Administrative Agent to execute and deliver to the Administrative Agent the Subordination Agreements;

(c) Borrower shall have executed and delivered the Warrants to MBL;

(d) Borrower will have obtained all permits, licenses and bonds required to own and operate the Properties under any applicable Governmental Requirements, and such permits, licenses and bonds are set forth in Schedule 6.19 attached hereto;

(e) the Administrative Agent is satisfied, in its sole and absolute discretion, with all business, financial, legal, title, engineering and environmental due diligence with respect to Borrower and the Properties;

(f) Borrower will confirm, to the satisfaction of the Administrative Agent, the location premium and transport costs for Hydrocarbons produced by the Wells within the Properties;

(g) Borrower will deliver to the Administrative Agent its pro forma financial statement and balance sheet prepared in accordance with GAAP except for the omission of the notes required by GAAP and subject to the assumptions stated and normal "year end adjustments" and certified as of the Closing Date by Borrower's Authorized Officer as accurately showing the financial position of Borrower after giving effect to this Agreement (including the payment of all fees and expenses to be paid or payable in connection with this Agreement and the initial Advance to be requested by Borrower under the Loan, if such an Advance is to be requested at Closing); in addition, Borrower will have no contingent liabilities, liabilities for taxes, unusual forward or long term commitments or unrealized or unanticipated losses from any unfavorable commitments that are not disclosed in the financial statements;

(h) An environmental consultant satisfactory to the Administrative Agent will inspect the Properties and deliver to the Administrative Agent an environmental site assessment satisfactory in form and substance to the Administrative Agent;

(i) Borrower will deliver to Administrative Agent (*i*) drill site title opinions for the five Wells currently being developed by the Borrower on the Properties for which Advances will be used or other evidence of title satisfactory to Administrative Agent relating to an agreed upon percentage of the Properties (current to the interests owned by Borrower and the security interests and Liens being granted under the Mortgage or otherwise satisfactory in form and substance to Administrative Agent) showing Defensible Title to the Properties vested in Borrower subject only to the Permitted Encumbrances and otherwise satisfactory in form and substance to Administrative Agent; (*ii*) a map indicating the location of each Lease comprising the Properties and identifying each well; and (*iii*) a list of all Leases comprising the Properties together with the expiration dates of each Lease and a summary of any affirmative drilling obligations or other mandatory capital expenditures required to maintain each Lease in force and effect;

(j) any necessary Governmental Authority will have approved in writing the transfer of the Properties to Borrower, and that written approval will be satisfactory in form and substance to the Administrative Agent in its sole and absolute discretion;

(k) Borrower will deliver to the Administrative Agent the Basic Documents and all other documents and instruments as the Administrative Agent may reasonably request, all of which will be satisfactory, in form and substance, to the Administrative Agent;

(l) Borrower will deliver to the Administrative Agent satisfactory legal opinions, including usury opinions, in form and substance satisfactory to Administrative Agent in its sole and absolute discretion;

(m) Borrower will deliver to the Administrative Agent or cause to be delivered to the Administrative Agent:

(i) a copy of resolutions, in form and substance satisfactory to the Administrative Agent, authorizing (1) the execution, delivery and performance by Borrower of the Loan Documents to which it is or will be a party, (2) the borrowings contemplated by this Agreement, (3) the granting of the Liens contemplated by the Mortgages and the other Security Documents, certified as true and correct by an officer of Borrower as of the Closing Date and certifying that the resolutions have not been amended, modified, revoked or rescinded as of the Closing Date;

(ii) a certificate of the Secretary or other Authorized Officer of Borrower dated the Closing Date, certifying the Authorized Officer's signature on behalf of Borrower executing the Loan Documents to which such Borrower is a party and any certificate or other documents to be delivered in connection with any of the Loan Documents; and

(iii) (1) a copy of the Charter Documents of Borrower, certified as of a date not more than thirty (30) Business Days prior to the Closing Date by the Nevada Secretary of State (2) a certificate as of a date not more than thirty (30) Business Days prior to the Closing Date from the Nevada Secretary of State as to the existence and good standing of Borrower as a limited liability company, and (3) a certificate dated the Closing Date from an Authorized Officer of Borrower to the effect that the documents delivered pursuant to items (1)–(2) are true and correct copies and, with regard to item (1) as on file with the Nevada Secretary of State, no action has been taken to amend, modify or repeal that document and it remains in full force and effect in that same form on the Closing Date.

(n) the Administrative Agent will have reviewed and found acceptable Borrower's accounting and business systems (including "back-office" and administrative functions);

(o) Borrower will have identified to the Administrative Agent independent public accountants Borrower will retain, which independent public accountants shall be satisfactory to Borrower and the Administrative Agent;

(p) Borrower will execute and deliver to MBL or its designated Affiliate the Swap Agreement;

(q) Borrower will deliver to the Administrative Agent copies of all insurance certificates required under this Agreement listing the Administrative Agent as a loss payee or additional insured or as otherwise required by Administrative Agent, each certified as true and correct by an Authorized Officer of Borrower and acceptable to the Administrative Agent in its sole and absolute discretion (provided, however, Borrower shall provide copies of any such insurance policy upon the Administrative Agent's request);

(r) Borrower has provided any other information required by Section 326 of the USA PATRIOT Act or deemed necessary in the opinion of each Lender to enable such Lender to verify the identities of Borrower as required by Section 326 of the USA PATRIOT Act;

(s) No Material Adverse Effect has occurred;

(t) Except as disclosed in this Agreement, there are no past due bills for improvements or services to the Properties that could give rise to mechanic's or materialmen's Liens or any other similar encumbrance arising by operation of applicable law that are not subject to a Subordination Agreement in favor of Lender;

(u) the Administrative Agent is satisfied with the management of Borrower;

(v) The representations in each of the Loan Documents of Borrower and each other Person party thereto are true, complete and correct in all material respects;

(w) the Administrative Agent is satisfied, in its sole and absolute discretion, with the results of its due diligence examination of Borrower and the Properties, including Borrower's proposed development of the Properties, satisfactory information regarding existing Crude Oil and Natural Gas sales, and all aspects of Borrower's existing and contemplated Crude Oil and Natural Gas marketing activities;

(x) No suit or other proceeding is pending or threatened before any Governmental Authority seeking to restrain, enjoin or prohibit or declare illegal, or seeking damages from Borrower in connection with the transactions contemplated in this Agreement or alleging the breach of any material contract;

(y) Borrower has reimbursed, or will concurrently with the first Advance reimburse, Administrative Agent and Lenders for all Related Costs for which invoices have been presented;

(z) Borrower will have delivered to the Administrative Agent such financial statements as the Administrative Agent may request and such financial statements will be acceptable to the Administrative Agent in its sole and absolute discretion;

(aa) each Person designated by the Administrative Agent will have executed and delivered to the Administrative Agent a Deposit Account Control Agreement substantially in the form of Exhibit I;

(bb) Borrower will have on hand capital sufficient to conduct the operations contemplated by this Agreement as determined by the Administrative Agent in its sole and absolute discretion;

(cc) All Operating Agreements (inclusive of all COPAS provisions) with respect to the Properties will be in form and substance satisfactory to the Administrative Agent in its sole and absolute discretion;

(dd) The transactions contemplated by this Agreement are not prohibited by law or regulations applicable to Borrower Administrative Agent or any Lender, including, but not limited to, the USA PATRIOT Act;

(ee) Borrower has received, read and executed, as applicable, the Client Registration Form (Corporate Account) and the Terms and Conditions of Investment Business of MBL attached hereto as Exhibit J; and

(ff) Borrower has delivered to the Administrative Agent releases of all existing Liens (except for Liens that are Permitted Encumbrances) on the Properties, each of which will be satisfactory to the Administrative Agent.

Section 9.3 Additional Conditions Precedent. In addition to the conditions set forth in Article II and Section 9.2 above, the following additional conditions apply to the making of each subsequent Advance under the Loan:

(a) Borrower will deliver to the Administrative Agent an Advance Request substantially in the form of Exhibit C;

(b) if applicable, any necessary Governmental Authority will have consented in writing to the granting of the Liens and other rights contemplated by the Mortgages, and that written consent will be reasonably satisfactory in form and substance to the Administrative Agent;

(c) Upon the Administrative Agent's reasonable request and to the extent not previously provided, Borrower will obtain and deliver to the Administrative Agent any other documents, including Lien waivers, additional Subordination Agreements, certificates, consents and other approvals required from third parties, all in form and substance acceptable to the Administrative Agent, necessary to the preservation of the Administrative Agent's first-priority Lien on all of the Borrower's assets;

(d) For each Well for which Borrower is the Operator, Borrower and Operator will execute and deliver to the Administrative Agent the Operating Agreements for each Well that is the subject of any pending Advance, and each of those agreements (including the COPAS provisions) will be in form and substance reasonably satisfactory to the Administrative Agent;

(e) To the extent not previously delivered to the Administrative Agent, including in connection with any additional Properties acquired by Borrower after the Closing Date, Borrower will deliver to the Administrative Agent such documents as the Administrative Agent may reasonably request, including supplemental or additional title opinions, permits or consents required by any Governmental Authority;

(f) To the extent not previously delivered to the Administrative Agent or its designee and acknowledged in writing by the Administrative Agent, Borrower will have provided evidence satisfactory to the Administrative Agent that all seismic and other geological, geophysical, engineering and well data relating to the Properties and owned by Borrower and has been or will be assigned to Borrower free of any encumbrance except for existing third party agreements;

(g) To the extent not previously delivered to the Administrative Agent, Borrower will deliver to the Administrative Agent an opinion or opinions of counsel to Borrower covering any Loan Document executed and delivered to the Administrative Agent after the Closing Date, and each such opinion will be satisfactory to the Administrative Agent and its counsel and will provide that the Administrative Agent, each of the Lenders and their respective lenders or assignees will be entitled to rely upon it;

(h) To the extent not previously delivered to Administrative Agent, Mortgages on any Properties of Borrower that constitute real property or, to the extent the Properties are comprised of Leases that are not deemed to be real property by the applicable jurisdiction, appropriate documentation granting Lender a security interest in all rights of Borrower to such Leases;

(i) At the time of and immediately after giving effect to such Advance, no Default shall have occurred and be continuing;

(j) At the time of and immediately after giving effect to such Advance, no Material Adverse Effect shall have occurred;

(k) The representations and warranties of Borrower set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such borrowing, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such borrowing, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date;

(l) The making of such Advances would not conflict with, or cause Administrative Agent or any Lender to violate or exceed, any applicable Governmental Requirement, and no change in law shall have occurred, and no litigation shall be pending or threatened, which does or, seeks to, enjoin, prohibit or restrain, the making or repayment of any Advance or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document;

(m) Borrower will deliver to the Administrative Agent a certificate from an authorized officer of Borrower representing and warranting that the matters specified in Section 9.3(i)-(l) are true and correct as of the date of the certification;

(n) Borrower has implemented a commodity price risk management program as required by Section 6.20 above; and

(o) To the extent the scope of insurance required by Section 6.9 above has changed since the Closing Date, the Administrative Agent has approved Borrower's insurance coverage and determined that it is satisfactory for Borrower's operations.

ARTICLE X
EVENTS OF DEFAULT

Section 10.1 Events of Default. The occurrence and continuance of any of the following at any time during the term of this Agreement will be an "Event of Default" hereunder:

(a) Borrower shall default in the payment when due of any amount payable by it under this Agreement, the Promissory Note or any Security Document and such default shall continue for more than two (2) Business Days after the date due; or

(b) Borrower or any of its Affiliates fails to comply with any material term, condition, or covenant of this Agreement (other than a payment Obligation under Section 10.1(a) or Section 6.21), the Promissory Note, any Security Document, the Subordination Agreement or any other Loan Document, whether or not related to any payment Obligation and, with respect to any Obligor only, such failure shall continue unremedied for a period of thirty (30) days after Borrower becomes aware of its occurrence, provided, however, if Borrower promptly initiates and diligently pursues efforts to remedy such

default, Borrower shall have a period of ninety (90) days after Borrower becomes aware of such occurrence to cure such default; or

(c) Borrower (*i*) executes an assignment for the benefit of its creditors, (*ii*) becomes or is adjudicated bankrupt or insolvent, (*iii*) admits in writing its inability to pay its debts generally as they become due, (*iv*) applies for or consents to the appointment of a conservator, receiver, trustee, or liquidator of Borrower or of all or any substantial part of its assets, (*v*) files a voluntary petition seeking reorganization or an arrangement with creditors, or to take advantage of or seek any other relief under any Debtor Relief Laws, (*vi*) files an answer admitting the material allegations of or consenting to, or defaults in, a petition filed against it in any proceeding under any Debtor Relief Laws, or (*vii*) institutes or voluntarily becomes a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or seeking to postpone the maturity or the collection of any of its debts or to suspend any of the rights of the Administrative Agent, any of the Lenders or any of their respective Affiliates under any of the Loan Documents; or

(d) an order, judgment, or decree is entered by any court of competent jurisdiction approving a petition seeking reorganization of Borrower or appointing a conservator, receiver, trustee, or liquidator of Borrower, or of all or any substantial part of its assets, and the order, judgment, or decree is not permanently stayed or reversed within sixty (60) days after its entry, or a petition is filed against Borrower seeking reorganization, an arrangement with creditors, or any other relief under any Debtor Relief Laws, and the petition is not discharged within ninety (90) days after its filing; or

(e) if any statement or representation of the Borrower or any other party (other than the Administrative Agent or any Lender) contained in this Agreement, any Security Document, any other Loan Document, any financial statement or any certificate delivered by Borrower to the Administrative Agent or any of the Lenders shall be discovered to have been materially false when made or deemed made; or

(f) if any federal tax Lien or any other Liens totaling Fifty Thousand Dollars ($50,000) or more are filed of record against Borrower, Operator or the Properties and not bonded or discharged within thirty (30) days after Borrower receives actual or constructive notice of its filing unless Borrower promptly initiates and diligently pursues efforts (including legal proceedings) in good faith to discharge such Liens; provided that in no event will the period permitted for the bonding or discharge of such Lien(s) exceed sixty (60) days; or

(g) if a judgment (*i*) for more than One Hundred Thousand Dollars ($100,000) or (*ii*) for any amount if the execution and enforcement of such judgment could reasonably be expected to adversely affect Borrower's or Operator's ability to operate the Properties is entered against Borrower or Operator and not appealed and bonded or stayed, vacated, paid, or discharged within thirty (30) days of its entry, except a judgment where the claim is fully covered by insurance and the insurance company has accepted liability for the claim or for which Borrower has adequate reserves under GAAP; or

(h) unless Borrower provide written notice to the Administrative Agent (prior to the date on which such Debt becomes due) detailing to the satisfaction of the Administrative Agent the basis upon which Borrower intend to dispute the obligation, Borrower fails to pay any Debt in excess of Fifty Thousand Dollars ($50,000) (other than Debt under this Agreement) or any related interest or premium, when due (whether at scheduled maturity or by acceleration, demand or otherwise) and the failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to the Debt, or any other event occurs and continues after the applicable grace period, if any, specified in the applicable agreement or instrument, if the effect of the default or event is to accelerate or to permit the acceleration of the maturity of the Debt or permit the Debt to be declared to be due and payable prior to the stated maturity; or

(i) this Agreement, the Promissory Note, any Security Document, or any other Loan Document ceases to be in full force and effect (except in accordance with its terms) or is declared null and void or the validity or enforceability is contested or challenged by Borrower, any Affiliate of Borrower or any of their respective members, partners or shareholders; (*ii*) Borrower deny that they have any further liability or obligation under this Agreement, the Promissory Note or any of the Security Documents; or (*iii*) any of the Liens granted to the Administrative Agent of any of the Lenders under the Security Documents cease to be valid or perfected or cease to have the priority required hereby or under the Security Documents; or

(j) Borrower fails to provide satisfactory evidence to Administrative Agent, within thirty (30) days of Closing, that any Lien (other than Permitted Encumbrances) against the Properties in favor of a third-party has been released or subordinated to Administrative Agent, for the benefit of Lenders; or

(k) Borrower or Operator fail to comply with any Governmental Requirements pertaining in any way to Borrower, the Properties, the Hydrocarbons or any of the other Collateral and such failure could reasonably be expected to have a Material Adverse Effect; or

(l) any Operator is removed or withdraws and the replacement Operator is not acceptable to the Administrative Agent in the Administrative Agent's reasonable discretion; or

(m) except in connection with such Borrower's acquisition of an additional Working Interest in the Properties pursuant to which such Borrower also realizes a proportionately higher Net Revenue Interest in the Properties (and such Net Revenue Interest is not subject to reduction at any time following the closing of such acquisition), any Borrower's Working Interest is increased or Net Revenue Interest is decreased from those set forth in Exhibit A without the prior written consent of the Administrative Agent; or

(n) Borrower causes or suffers to exist a default of any material obligation of Borrower under any Hedging Agreement that continues beyond the applicable cure

period and such default could reasonably be expected to have a Material Adverse Effect; or

(o) Borrower modifies or amends any of its Charter Documents in any material manner without the Administrative Agent's prior written consent; or

(p) a Change of Control occurs without the Administrative Agent's prior written consent; or

(q) a Material Adverse Effect occurs; or

(r) provided, however, that the events described in any of Section 10.1(b), (e), (h), (i), (j), (k) and (l) will constitute an Event of Default only if the event described is not remedied by Borrower within thirty (30) days after the earlier of (*i*) any officer of Borrower (or, in the case of any other Obligor, any officer of that obligor) becoming aware of the occurrence of the event and (*ii*) Borrower's receipt of a notice from the Administrative Agent on behalf of the Lenders of the occurrence of the event.

ARTICLE XI
REMEDIES OF LENDERS

Section 11.1 Remedies. Upon the occurrence of any Event of Default other than under Section 10.1(c) or 10.1(d), the Administrative Agent shall, by written notice to Borrower, take either or both of the following actions, at the same or different times: (*i*) terminate the commitments and thereupon the commitments shall terminate immediately and (*ii*) declare the Promissory Notes and the Loan due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loan so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of Borrower accrued hereunder and under the Promissory Notes and the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by Borrower. Upon the occurrence of an Event of Default described in Section 10.1(c) or Section 10.1(d), the commitments to make additional Advances shall automatically terminate and the Promissory Notes and the principal of the Loan then outstanding, together with accrued interest thereon and all fees and the other obligations of Borrower accrued hereunder and under the Promissory Notes and the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower. Upon a termination of the Lenders' commitments following an Event of Default, the Administrative Agent (on behalf of each of the Lenders) will have, in addition to all other rights arising under any of the Loan Documents or by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the Uniform Commercial Code and will have the right to enter upon any premises where the Collateral is kept and peacefully retake possession.

Section 11.2 Collateral. Neither the Administrative Agent nor any of the Lenders will have any obligation to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshal any Collateral of any kind for the benefit of any other

creditor of Borrower or any other Person. Borrower grant to the Administrative Agent and the Lenders a license or other right to use, at any time that after the occurrence and during the continuance of an Event of Default exists, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature related to the Collateral and necessary or convenient in connection with the Administrative Agent completing production of, advertising for sale and selling any Collateral, and Borrower's rights under all licenses and any franchise, sales or distribution agreements will inure to the Administrative Agent's benefit (for the benefit of each of the Lenders).

Section 11.3 Set-Off Rights. Upon the occurrence and during the continuation of an Event of Default, Lenders or the Administrative Agent on behalf of the Lenders will have the right, at any time and from time to time, to set off and apply against the Obligations, in any manner Lenders may determine, any and all deposits (general or special, time or demand, provisional or final) or other amounts at any time credited by or owing from Lenders or any depositary to Borrower whether or not the Obligations are then due; provided, however, that this sentence will not apply to any amounts owing to third party Working Interest and Royalty Interest previously identified in writing to Lenders. Lenders will provide notice to Borrower not later than ten (10) days following the application of any funds under this Section 11.3. As further security for the Obligations, Borrower grants to Lenders a security interest in and Lien on all money, instruments, and other property of Borrower now or at any time held by Lenders, including property held in safekeeping. In addition to Lenders' right of set off and as further security for the Obligations, Borrower grants to Lenders a security interest in and Lien on all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or at any time on deposit with or held by Lenders or any depositary together with all other amounts at any time credited by or owing from Lenders or any depositary to Borrower. The rights and remedies of Lenders under this Section 11.3 are in addition to other rights and remedies (including other rights of set off) that Lenders may have.

Section 11.4 Rights Under Operating Agreements. Upon the occurrence and during the continuation of an Event of Default and after notice to Borrower of its intent to exercise the same, the Administrative Agent will have the right to exercise Borrower's rights under any Operating Agreement or any other Basic Document.

ARTICLE XII
ADMINISTRATIVE AGENT

Section 12.1 Appointment and Authorization of Administrative Agent. Subject to Section 12.19 below, each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to act as its agent under this Agreement and Loan Documents and to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set out herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants,

functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement, or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "Administrative Agent" herein and in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an Administrative relationship between independent contracting parties.

Section 12.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement, or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct on the part of the Administrative Agent.

Section 12.3 Liability of Administrative Agent. No Administrative Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set out herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by Borrower or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement, or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or any other Loan Document, or to inspect the properties, books or records of Borrower or any Affiliate thereof.

Section 12.4 Reliance by Administrative Agent.

(a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, or any other Loan Document

in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

(b) For purposes of determining compliance with the conditions specified in Article IX, each Lender shall, where applicable, be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Closing Date or Advance date, as applicable, specifying its objection thereto.

Section 12.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to the Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

Section 12.6 Credit Decision; Disclosure of Information by Administrative Agent. Each Lender acknowledges that no Administrative Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Lender as to any matter, including whether Administrative Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower under the Agreement. Each Lender also represents that it will, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of Borrower or any of its Affiliates which may come into the possession of any Administrative Agent-Related Person.

Section 12.7 INDEMNIFICATION OF ADMINISTRATIVE AGENT. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, THE LENDERS SHALL INDEMNIFY UPON DEMAND EACH ADMINISTRATIVE AGENT-RELATED PERSON (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF BORROWER AND WITHOUT LIMITING THE OBLIGATION OF BORROWER TO DO SO), PRO RATA, AND HOLD HARMLESS EACH ADMINISTRATIVE AGENT-RELATED PERSON FROM AND AGAINST ANY AND ALL LIABILITIES AND COSTS INCURRED BY IT; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT TO ANY ADMINISTRATIVE AGENT-RELATED PERSON OF ANY PORTION OF SUCH LIABILITIES AND COSTS TO THE EXTENT DETERMINED IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH ADMINISTRATIVE AGENT-RELATED PERSON'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED FURTHER THAT NO ACTION TAKEN IN ACCORDANCE WITH THE DIRECTIONS OF THE REQUIRED LENDERS SHALL BE DEEMED TO CONSTITUTE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT FOR PURPOSES OF THIS SECTION 12.7. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER SHALL REIMBURSE THE ADMINISTRATIVE AGENT UPON DEMAND FOR ITS RATABLE SHARE OF ANY COSTS OR OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES) INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY DOCUMENT CONTEMPLATED BY OR REFERRED TO HEREIN, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY OR ON BEHALF OF THE BORROWER. THE UNDERTAKING IN THIS SECTION 12.7 SHALL SURVIVE TERMINATION OF THE MAXIMUM COMMITMENTS, THE PAYMENT OF ALL OTHER OBLIGATIONS AND THE RESIGNATION OF THE ADMINISTRATIVE AGENT.

Section 12.8 Administrative Agent in its Individual Capacity. MBL and its Affiliates may make loans to, acquire Equity Interests in and generally engage in any kind of financial advisory, underwriting or other business with the Borrower and its Affiliates as though MBL were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, MBL or its Affiliates may receive information regarding Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of Borrower or such Affiliate), and the Lenders further acknowledge that the Administrative Agent shall be under no obligation to provide such information to any of them. With respect to its Advances, MBL, in its individual capacity as a Lender, shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include MBL in its individual capacity.

Section 12.9 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 12.9, the Administrative Agent may resign as Administrative Agent upon thirty (30) days notice to the

Lenders and the Administrative Agent may be removed at any time with or without cause by the Required Lenders. If the Administrative Agent resigns or is removed under this Agreement, the Required Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders. Such appointment will be made with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) unless an Event of Default exists, in which case Borrower's consent will not be required. If no successor Administrative Agent is appointed prior to the effective date of the resignation or retirement of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor Administrative Agent from among the Lenders. Upon the acceptance of its appointment as successor Administrative Agent hereunder, the Person acting as such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring or removed Administrative Agent and the term "Administrative Agent" shall mean such successor Administrative Agent and the retiring or removed Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor Administrative Agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring or removed Administrative Agent's resignation or removal shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above.

Section 12.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Borrower, the Administrative Agent (irrespective of whether the principal of Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective Administrative Agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.11 and Section 13.10 allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable in respect of any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of

the Administrative Agent and its Administrative Agents and counsel, and any other amounts due the Administrative Agent under Section 2.11 and Section 13.10.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 12.11 Collateral Matters.

(a) Collateral Matters.

(i) Each Lender authorizes and directs Administrative Agent to enter into the Security Documents for the ratable benefit of Lenders. Each Lender agrees that (A) any action taken by Administrative Agent in respect of any Collateral in accordance with the provisions of this Agreement or the Security Documents and (B) the exercise by Administrative Agent of powers in respect of the Collateral set out in any Security Documents, together with other reasonably incidental powers, shall be authorized by and binding upon all Lenders.

(ii) In the event any Lien under any Security Document is, on its face, granted to a Lender rather than to Administrative Agent (for the ratable benefit of all Lenders), the Administrative Agent, Lenders, and Borrower confirm that it is their intent that all such Liens shall be granted (or deemed granted) to Administrative Agent for the ratable benefit of all Lenders. All such Security Documents are hereby amended to the extent necessary to reflect that the Liens granted under those Security Documents are granted to Administrative Agent (for the ratable benefit of all Lenders), and Borrower hereby grant all Liens under all Security Documents to Administrative Agent, for the ratable benefit of Lenders.

(iii) Administrative Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time while no Default or Event of Default exists, to take any action with respect to any Collateral or Security Documents that may be necessary to perfect and maintain the perfection of the Liens upon the Collateral granted by the Security Documents.

(iv) Administrative Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by the party pledging the Collateral or is cared for, protected or insured or has been encumbered or that the Liens granted to Administrative Agent for the benefit of Lenders under the Security Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced, or are entitled to any particular priority.

(v) Administrative Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Security Documents as it normally and customarily exercises in respect of similar collateral and security documents.

(b) Release Collateral. Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien or encumbrance on any property granted to or held by the Administrative Agent under any Loan Document or Security Document (*i*) upon termination of the Maximum Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (*ii*) that is sold or to be sold as part of or in connection with any sale permitted under the Agreement or under any other Loan Document, or (*iii*) if approved, authorized or ratified in writing by the Required Lenders.

(c) Subordinate Liens. Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien or encumbrance on any property granted to or held by the Administrative Agent under any Loan Document or Security Document to the holder of any Lien or encumbrance on such property that constitutes a purchase money lien or a capital lease.

(d) Confirm Authority. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property.

Section 12.12 Advance Procedure.

(a) Subject to compliance with Section 2.4 and Article IX, Borrower may request the Advance of the Loan by submitting an Advance Request to Administrative Agent, and Administrative Agent shall promptly notify each Lender of the Advance Request and its contents. An Advance Request is irrevocable and binding on Borrower. Each Advance Request must be received by Administrative Agent no later than 12:00 p.m. Houston, Texas, Time on the third (3rd) Business Day preceding the proposed Advance date.

(b) By 11:00 a.m. Houston, Texas, time on the Advance date, each Lender shall remit its Percentage Share of each requested Advance by wire transfer to Administrative Agent pursuant to Administrative Agent's wire transfer instructions on Annex I (or as otherwise directed by Administrative Agent) in funds that are available for immediate use by Administrative Agent. Subject to receipt of such funds, Administrative Agent shall make such funds available to Borrower as directed in the Advance Request (unless it has actual knowledge that any applicable condition precedent has not been satisfied by Borrower).

(c) Absent contrary written notice from a Lender, Administrative Agent may assume that each Lender has made its Percentage Share of the requested Advance available to Administrative Agent on the applicable Advance date, and Administrative Agent may, in reliance upon such assumption (but is not required to), make available to Borrower a corresponding amount. If a Lender fails to make its Percentage Share of any requested Advance available to Administrative Agent on the applicable Advance date, Administrative Agent may (to the extent such amount was actually advanced to Borrower) recover the applicable amount on demand from that Lender, together with interest at the Federal Funds Rate for the period commencing on the date the amount was

made available to Borrower by Administrative Agent and ending on (but excluding) the date Administrative Agent recovers the amount from that Lender.

Section 12.13 Payments. Borrower shall make each payment on the Obligations as provided in this Agreement, provided that all such payments shall be paid to Administrative Agent and shall be without offset, counterclaim or deduction. Any payment of the Obligations from Borrower or any of its Affiliates which is received by any Lender (including under Section 11.4), shall be promptly forwarded to Administrative Agent. Payments received after the designated time will be deemed received on the next Business Day. Administrative Agent shall pay each Lender any payment to which that Lender is entitled on the Business Day following the day Administrative Agent receives the funds from Borrower. If and to the extent that Administrative Agent does not make a payment to Lenders when due, the unpaid amounts shall accrue interest at the Federal Funds Rate from the due date until (but not including) the date paid.

Section 12.14 Application of Payments.

(a) If no Default or Event of Default then exists, all scheduled payments shall be applied ratably in accordance with Section 2.7(d) above.

(b) If no Default or Event of Default then exists, all prepayments shall be applied ratably in accordance with Section 2.7(d) above.

(c) All proceeds realized from the liquidation or other disposition of Collateral or otherwise received after maturity of the Promissory Notes, whether by acceleration or otherwise, shall be applied: first, to reimbursement of expenses and indemnities provided for in this Agreement and the Security Documents; second, to accrued interest on the Promissory Notes; third, to fees; fourth, pro rata to principal outstanding on the Promissory Notes and Obligations in respect of the Swap Agreement; fifth, to any other Obligations; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

Section 12.15 Liens. The Liens granted by Borrower under the Loan Documents are granted to the Administrative Agent for the ratable benefit of the Lenders. It is the intent of the Lenders that they share an equal priority Lien in all of the Collateral, regardless of any previous recordations or filings, the name of the grantee or secured party in the applicable Security Document, and regardless of the timing of any additional recordations or filings, and that the enforcement of all of their respective rights and remedies under the Loan Documents is subject to the terms and provisions of this Agreement. ALL LIENS OF ANY LENDER (ACTING IN ANY CAPACITY UNDER ANY OF THE LOAN DOCUMENTS) IN ANY OF THE COLLATERAL SHALL BE *PARI PASSU* WITH ALL LIENS OF THE OTHER LENDERS IN SUCH COLLATERAL AND ALL SUCH LIENS SHALL HAVE EQUAL PRIORITY.

Section 12.16 Payment Priority. The right of each Lender to receive any payments or prepayments under or in respect of the Agreement, any Loan Document, or any Collateral shall be *pari passu* with the payment rights of all other Lenders acting in their capacity as a Lender pursuant to this Agreement, provided that payments of principal and interest will be allocated to each Lender in accordance with its Pro Rata Share of such payment or prepayment.

Section 12.17 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or fees resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Advances or fees and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Advances or fees of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances; provided that (a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (b) the provisions of this Section 12.17 shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Borrower or any Affiliate thereof (as to which the provisions of this Section 12.17 shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

Section 12.18 Relationship of Lenders. This Agreement, and the documents delivered in connection herewith, does not create a partnership or joint venture among Administrative Agent and Lenders or among the Lenders.

Section 12.19 Actions by Administrative Agent. Notwithstanding Section 12.1 above, the Administrative Agent shall not take any of the following actions (collectively, the "Material Changes"):

(a) increase the Commitment of any Lender without the written consent of such Lender;

(b) reduce the principal amount of any Advance or reduce the rate of interest thereon, or reduce any fees payable hereunder, or reduce any other Obligations hereunder or under any other Loan Document, without the written consent of each Lender affected thereby;

(c) postpone the scheduled date of payment of the principal amount of any Advance, or any interest thereon, or any fees payable hereunder, or any other Obligations hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Availability Termination Date without the written consent of each Lender affected thereby;

(d) change this Agreement in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender;

(e) release any of the Collateral (except as expressly provided in Section 12.11(b) above);

(f) change Section 6.26, without the written consent of each Lender; or

(g) change (*i*) any of the provisions of this Section 12.19, (*ii*) the definition of "Required Lenders" or (*iii*) any other provision hereof specifying the number or percentage of Lenders required to (A) waive, amend or modify any rights hereunder or under any other Loan Documents or (B) make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender.

ARTICLE XIII
MISCELLANEOUS

Section 13.1 Remedies Cumulative. The rights and remedies of the Administrative Agent and the Lenders under this Agreement are cumulative and non exclusive of any other rights or remedies it may have under any other agreement or instrument, or by operation of law or otherwise.

Section 13.2 Assignment. This Agreement is entered into for the benefit of Borrower and Lenders and their respective successors and assigns. It will be binding upon and inure to the benefit of those parties and their respective successors and assigns. The rights and obligations of Borrower under this Agreement, the Promissory Note, the other Security Documents, the Swap Agreement, any Hedging Agreement or any other Loan Document to which Borrower is a party may not be assigned without Lenders' prior written consent. Each of the Lenders may assign, transfer or otherwise dispose of any of its rights or obligations under this Agreement or any of the other Loan Documents upon the prior written consent of Borrower, such consent to not be unreasonably withheld, conditioned or delayed. However, upon the occurrence and during the continuance of an Event of Default, any Lender may assign, transfer or otherwise dispose of any of its rights and obligations under this Agreement or any of the other Loan Documents without the consent of Borrower. To the extent any Lender assigns to any other Person an interest in the Promissory Note pursuant to one or more Lender Participation Transactions, Borrower shall execute and deliver to the Administrative Agent and such Lender any Lender Participation Documents reasonably necessary in connection with such transaction, including the issuance by Borrower of one or more replacement Promissory Notes. Additionally, so long as Borrower's rights and obligations hereunder are not adversely affected, Lenders will be entitled to grant and assign a security interest in its right, title and interest in and to the Promissory Note, the Security Documents and all other Loan Documents to its lender or lenders as security for indebtedness of the Lenders. Any Person that becomes a Lender pursuant to this Section 13.2 shall deliver to Borrower and the Administrative Agent the applicable forms described in Section 2.14.

Section 13.3 Notices. Any notice, demand or document which either party is required or may desire to give to the other will be in writing and, except as otherwise provided in this Agreement, given by messenger, nationally recognized courier, overnight delivery, facsimile or other electronic transmission, or United States certified mail, postage prepaid, return receipt requested, addressed to the recipient at the location shown below, or at any other address as either party may furnish to the other by notice given in accordance with this provision.

If to Administrative Agent, to:

Macquarie Bank Limited, Administrative Agent
Houston Representative Office
500 Dallas Street, Suite 3100
Houston, Texas 77002

Attention:	Michael Sextro
Telephone:	(713) 275-6207
Facsimile:	(713) 275-6222
E-Mail:	michael.sextro@macquarie.com

with a copy to:

Macquarie Bank Limited, Administrative Agent
Houston Representative Office
500 Dallas Street, Suite 3100
Houston, Texas 77002

Attention:	Linda Cox
Telephone:	(713) 275-6221
Facsimile:	(713) 275-6222
E-Mail:	linda.cox@macquarie.com

and

Macquarie Bank Limited, Administrative Agent
Executive Director – Metals and Energy Capital
Level 15, No. 1 Martin Place
Sydney
New South Wales 2000
Australia

Attention:	Executive Director
Telephone:	+61 2 8232 3333
Facsimile:	+61 2 8232 3590
E-Mail:	katie.choi@macquarie.com

If to Borrower, to:

Southern Star Energy Inc.
152-110 Cypress Station Drive
Houston, Texas 77090

Attention:	David Gibbs
Telephone:	(832) 375-0330
Facsimile:	(832) 375-0331
E-Mail:	david@ssenergyinc.com

with a copy to:

The Strong Firm P.C.
10003 Woodloch Forest Drive - Suite 210
The Woodlands, Texas 77380

Attention:	Bret L. Strong
Telephone:	(281-) 367-1222
Facsimile:	(281) 210-1361
E-Mail:	bstrong@thestrongfirm.com

If to any other Obligor party, the notice will be sent to the Borrower and to the address set forth in the Security Document or other Loan Document to which the recipient is a party.

Any notice delivered or made by messenger, telecopy, electronic mail or United States mail will be deemed to be given on the date of actual delivery as shown by messenger receipt, the sender's facsimile machine confirmation or other verifiable electronic receipt, or the registry or certification receipt. Notwithstanding the previous sentence, if either party receives from the other any message via electronic mail that purports to be a notice under this Agreement but that contains information that is syntactically incorrect, garbled or otherwise unintelligible, the recipient will notify the sender and the message containing the unintelligible information will not be deemed to be given until it is successfully delivered (including redelivery by electronic mail) pursuant to this Section 13.3. If the Administrative Agent or any Lender receives oral notice of any event from an authorized officer of Borrower, it will not be required to delay the exercise of any rights arising from the occurrence of that event until it receives written confirmation of the oral notice. In the event that a discrepancy exists between any notice received orally and such written confirmation, or in the absence of a written confirmation, the oral notice, as understood by the Administrative Agent will be deemed the controlling and proper notice.

Section 13.4 Waivers; Amendments.

(a) No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 13.4(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of an Advance shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b) No Material Change can be made except pursuant to an agreement or agreements in writing entered into by the Borrower and each of the Lenders or by the Borrower and the Administrative Agent with the consent of each of the Lenders, nor can the rights or duties of the Administrative Agent be modified without the prior written consent of the Administrative Agent.

Section 13.5 Confidentiality. Except as may be required by Debtor Relief Laws or by law or in response to or in connection with arbitration proceedings or legal process or in any legal proceeding to enforce or interpret the Security Documents (including a sale by foreclosure) or any other document or instrument executed in connection with the Security Documents, and in any filings necessary or appropriate to create, maintain and perfect Liens and security interests contemplated by this Agreement, neither party will release this Agreement or any other document, agreement or instrument relating to or executed in conjunction with this Agreement, or disclose the substantive terms of any of them except to its attorneys, accountants or engineers on a need to know basis, without the prior written consent of the other party; and the Administrative Agent and each of the Lenders shall maintain the confidentiality of all documents, certificates, reports, and agreements provided by or obtained from Borrower or pursuant to this Loan Agreement or any other Loan Document. Notwithstanding the previous sentence, Lenders may disclose the substantive terms of or furnish its Lenders and potential Lenders and investment bankers and their respective attorneys, accountants or engineers with copies of this Agreement or any Security Document or any other Loan Document or instrument relating to or executed or delivered to any Lender in conjunction with this Agreement without the consent of Borrower. Neither party or any of their respective Affiliates will issue any press release or make any other public announcement relating to this Agreement without the prior written consent of the other party; provided, however, Lenders and Borrower may each publish a "tombstone" announcement regarding this Agreement. Notwithstanding anything herein to the contrary, the information protected by this Section 13.5 will not include, and Lenders may disclose to any and all Persons, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Lenders relating to such tax treatment and tax structure; that, with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate.

Section 13.6 Final Agreement. This Agreement and the other agreements to which this Agreement refers, together with all exhibits, schedules and annexes attached to any of them, constitute the final, entire agreement among the parties and supersede any prior oral or written and all contemporaneous oral proposals, commitments, promises, agreements and understandings between the parties with respect to the subject matter of this Agreement and the other Loan Documents, all of which are merged into and replaced by the Loan Documents.

Section 13.7 WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC.. EACH OF BORROWER AND LENDERS KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (a) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY

LITIGATION BASED ON THIS AGREEMENT, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED OR ASSOCIATED WITH ANY OF THEM, BEFORE OR AFTER MATURITY; (b) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW; (c) CERTIFIES THAT NEITHER IT NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSELORS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT THE CERTIFYING PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (d) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, INDIRECT, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY.

Section 13.8 GOVERNING LAW. THIS AGREEMENT, THE PROMISSORY NOTE, THE SWAP AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS (OTHER THAN THE SECURITY DOCUMENTS TO THE EXTENT THEY MAY BE MANDATORILY GOVERNED BY LAWS OF ANOTHER JURISDICTION) ARE TO BE PERFORMED IN THE STATE OF TEXAS. EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE, THIS AGREEMENT, THE PROMISSORY NOTE AND ALL OF THE OTHER LOAN DOCUMENTS (EXCEPT FOR THE SWAP AGREEMENT WHICH WILL BE GOVERNED BY, INTERPRETED AND CONSTRUED UNDER AND ENFORCED PURSUANT TO THE LAWS OF THE STATE OF NEW YORK) TOGETHER WITH ALL TRANSACTIONS PROVIDED FOR IN THEM WILL BE GOVERNED BY, INTERPRETED AND CONSTRUED UNDER AND ENFORCED PURSUANT TO THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

Section 13.9 No Third-Party Beneficiaries. Subject to Article XI, the benefits of this Agreement will not inure to any third party. Notwithstanding anything contained in this Agreement or the other Loan Documents, or any conduct or course of conduct by the parties, before or after signing this Agreement or the Loan Documents, this Agreement will not be construed as creating any rights, claims or causes of action against Administrative Agent, or any of their respective Related Parties by any Person other than Borrower.

Section 13.10 Fees, Costs and Expenses. Whether or not the transactions contemplated by this Agreement are consummated, Borrower will promptly (and in any event, within thirty (30) days after any invoice or other statement or notice) pay all Related Costs. Additionally, except as otherwise provided herein, Borrower will promptly pay (within thirty (30) days after receipt of invoice or other statement or notice) (*i*) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any Taxing Authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or

therein, (*ii*) all reasonable costs and expenses incurred by or on behalf of Administrative Agent and Lenders (including attorneys' fees, consultants' fees and engineering fees, travel costs and miscellaneous expenses) in connection with (A) the negotiation, preparation, execution and delivery of any and all consents, waivers and amendments to any of the Loan Documents, (B) the filing, recording, refiling and re recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (C) the borrowings hereunder and other action reasonably required in the course of administration hereof, and (D) monitoring or confirming (or preparation or negotiation of any documents related to) Borrower's compliance with any covenants or conditions contained in this Agreement or in any other Loan Document, and (*iii*) all reasonable costs and expenses incurred by or on behalf of Administrative Agent and Lenders (including attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section) or the defense of Administrative Agent's and Lenders' exercise of rights thereunder. In addition, except as otherwise provided herein, until all Obligations are paid in full, Borrower shall also pay or reimburse Lenders for all reasonable out-of-pocket costs and expenses of Administrative Agent and Lenders or its agents or employees in connection with the continuing administration of the Loan and the related due diligence of Administrative Agent and Lenders, including travel and miscellaneous expenses and fees and expenses of Administrative Agent's and Lenders' outside counsel, reserve engineers and consultants engaged in connection with the Loan Documents.

Section 13.11 Compliance with Law. It is the intention of the parties to comply with applicable usury laws (now or later enacted). Accordingly, and notwithstanding any provision to the contrary in this Agreement, the other Security Documents or any other Loan Document, in no event will this Agreement or any other Loan Document require the payment or permit the collection of interest in excess of the maximum amount permitted by those laws. If, under any circumstances, the fulfillment of any provision of this Agreement or of any other Loan Document will involve exceeding the limit prescribed by applicable law for the contracting for or charging or collecting interest, then the obligation to be fulfilled will, ipso facto, be reduced to the allowable limit, and if, under any circumstances, any Lender ever receives pursuant to any of the Loan Documents anything of value as interest or that is deemed to be interest under applicable law that would exceed the highest lawful rate, the amount that would otherwise be excessive interest will be applied to the reduction of the principal amount owing under the Promissory Note or on account of any other indebtedness owed by Borrower to Lender, and not to the payment of interest; or, if any portion of the excessive interest exceeds the unpaid balance of principal of that indebtedness, then the excess amount will be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness owed by Borrower to any Lender exceeds the highest lawful rate, Borrower and such Lender will, to the maximum extent permitted by applicable law, (a) characterize any non principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects of them, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of the indebtedness so that the actual rate of interest on account of the indebtedness does not exceed the maximum amount permitted by applicable law, and (d) allocate interest between portions of the indebtedness so that no portion will bear interest at a rate greater than that permitted by applicable law.

Section 13.12 Power of Attorney; Etc. Borrower grants to Administrative Agent a power of attorney for the purpose of executing on behalf of Borrower, at any time that an Event of Default exists, documents related to the enforcement of Administrative Agent's the Lenders' rights under the Security Documents, including but not limited to the execution of any instrument to be filed with or approved by any applicable Governmental Authority in the event of a foreclosure on any of the Property. The power of attorney granted to Administrative Agent by Borrower under this Section 13.12 is a right coupled with an interest and will be irrevocable for as long as any of the Obligations remain outstanding provided, however that Administrative Agent and the Lenders agree not to exercise the power of attorney described in this Section 13.12 prior to the occurrence of an Event of Default.

Section 13.13 Obligations are Non-Recourse to Members. Except for the rights of the Administrative Agent under the Security Documents, neither the Administrative Agent nor any Lender nor their respective successors or assigns, nor any holder or holders of the Promissory Note will have any claim, remedy, or right to proceed (at law or in equity) against any of members, shareholders or partners, as applicable, of Borrower or its respective officers, directors, employees or agents for the payment or performance of any of the Obligations. Notwithstanding the previous sentence, however, nothing contained in this Section will limit, restrict, or impair the rights of the holders of the Promissory Note to (*i*) accelerate the maturity of the Promissory Note during the continuation of an Event of Default, (*ii*) bring suit and obtain a judgment against Borrower on the Promissory Note, (*iii*) exercise all of the Administrative Agent's rights and remedies under each of the Security Documents, including the right to foreclose or otherwise realize upon the Collateral and collect sums due or to become due in connection with the Collateral, or (*iv*) exercise any of the other rights of a Lender under this Agreement or any of the other Loan Documents.

Section 13.14 Severability. Any section, clause, subsection, sentence, paragraph, provision or term this Agreement held invalid, illegal, or ineffective by a court of competent jurisdiction will not impair, invalidate or nullify the remainder of this Agreement.

Section 13.15 Captions; Headings. The headings, captions and arrangements contained in this Agreement have been inserted for convenience only and will not be deemed in any manner to modify, explain, enlarge or restrict any provision in this Agreement.

Section 13.16 Construction. Borrower, Administrative Agent and Lenders acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement, the Promissory Note and each of the other Loan Documents with its legal counsel and that this Agreement and the other Security Documents will be construed as if jointly drafted by Borrower and Lenders. In the event of a conflict between the terms of this Agreement and the Security Documents, the terms of this Agreement shall be controlling.

Section 13.17 Additional Documents. From time to time after the date of this Agreement, each of the parties hereto agrees to execute and deliver or cause to be executed and delivered, all reasonable documents and instruments, and take any other reasonable and lawful action as the other party may deem necessary or desirable to perfect or evidence perfection of its security interest, to enforce its rights under this Agreement or to otherwise effectuate the

purposes of this Agreement. Upon the full payment and complete discharge of Borrower's Obligations under this Agreement and the other Loan Documents, Administrative Agent or Lenders will, at the request and expense of Borrower, prepare and deliver documents evidencing the release and termination of the Liens, security interests, and other interests of Lenders under the Security Documents.

Section 13.18 Counterpart Execution. This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

Section 13.19 EXCULPATION PROVISIONS. EACH OF THE PARTIES AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS AND CONDITIONS CONTAINED IN THEM; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATION OF EACH OF THE LOAN DOCUMENTS AND HAS RECEIVED THE ADVICE OF ITS LEGAL COUNSEL IN ENTERING INTO THE LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR THAT LIABILITY. EACH PARTY AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF THE PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

Section 13.20 Obligations Joint and Several. The obligations and liabilities of the Borrower in this Agreement shall be joint and several.

Section 13.21 NO OTHER AGREEMENTS; NO PAROLE EVIDENCE. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS ADDRESSED IN THEM AND CANNOT AND WILL NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of July 11, 2008.

BORROWER:

SOUTHERN STAR ENERGY INC.,
a Nevada corporation

By: ______________________________
W.D. Gibbs, President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of July 11, 2008.

ADMINISTRATIVE AGENT and a LENDER:

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia,
the Administrative Agent and a Lender

By: ____________________
Name: Simon Briggs
Title: Division Director

By: ____________________
Name: Sewmay Lee
Title: Senior Lawyer

EXHIBIT A

Description of Properties; Interests

See attached.

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
1	Patricia Brownlee, Agent	Meagher Oil & Gas Properties, Inc.	4/24/2006	50.000000	37.500000	0.200000	1369	178	0.4	0.304
2	Patricia Brownlee Revocable Trust	Meagher Oil & Gas Properties, Inc.	4/24/2006	50.000000	6.250000	0.200000	1374	155	0.4	0.304
3	Alice Joyce Ritter	Meagher Oil & Gas Properties, Inc.	5/1/2006	50.000000	6.250000	0.200000	1369	172	0.4	0.304
4	Catherine Farrell Brownlee	Meagher Oil & Gas Properties, Inc.	6/6/2006	50.000000	50.000000	0.200000	1374	158	0.4	0.304
5	Catherine Brownlee	Meagher Oil & Gas Properties, Inc.	6/6/2006	51.400000	12.850000	0.200000	1374	568	0.4	0.304
6	Linda Brownlee Sorrells	Meagher Oil & Gas Properties, Inc.	6/26/2006	51.400000	12.850000	0.200000	1379	772	0.4	0.304
7	Beverly C. Robertson	Meagher Oil & Gas Properties, Inc.	7/17/2006	51.400000	25.700000	0.200000	1378	719	0.4	0.304
8	Albert Sydney Burt, Jr.	Meagher Oil & Gas Properties, Inc.	2/1/2006	141.562000	141.562000	0.200000	1361	104	0.4	0.304
9	Neilson Scott Jacobs	Meagher Oil & Gas Properties, Inc.	5/8/2006	498.000000	166.000000	0.200000	1374	772	0.4	0.304
10	Mary Jacobs Smith	Meagher Oil & Gas Properties, Inc.	5/8/2006	498.000000	166.000000	0.200000	1370	851	0.4	0.304
11	Walter B. Jacobs, Jr., Trust	Meagher Oil & Gas Properties, Inc.	6/7/2006	498.000000	166.000000	0.200000	1375	63	0.4	0.304
12	Kitty Michele McDade Miller	Meagher Oil & Gas Properties, Inc.	5/23/2006	480.000000	240.000000	0.187500	1370	15	0.4	0.309
13	Patricia A. Brownlee, Agent	Meagher Oil & Gas Properties, Inc.	6/6/2006	118.463000	7.989420	0.200000	1374	152	0.4	0.304
14	Patricia A. Brownlee, Revocable Trust	Meagher Oil & Gas Properties, Inc.	6/6/2006	118.463000	1.331530	0.200000	1374	158	0.4	0.304
15	Alice Joyce Ritter	Meagher Oil & Gas Properties, Inc.	6/6/2006	118.463000	1.331530	0.200000	1374	149	0.4	0.304
16	Ruth M. Robertson Family Trust	Meagher Oil & Gas Properties, Inc.	7/17/2006	118.463000	1.850980	0.200000	1378	722	0.4	0.304
17	Miciotto Properties, L.P.	Meagher Oil & Gas Properties, Inc.	2/21/2006	405.317000	405.317000	0.200000	1362	762	0.4	0.304
18	Total Properties, etal	Meagher Oil & Gas Properties, Inc.	4/3/2006	268.906000	268.906000	0.200000	1367	610	0.4	0.304
19	Bank One Trust Company, N.A., Trustee	Meagher Oil & Gas Properties, Inc.	6/7/2006	64.121000	64.121000	0.200000	1375	50	0.4	0.304
20	James Michael Vickers	Meagher Oil & Gas Properties, Inc.	5/16/2006	0.570000	0.570000	0.187500	1372	114	0.4	0.309
21	Dewey E. Burchett	Meagher Oil & Gas Properties, Inc.	4/20/2006	0.570000	0.570000	0.187500	1372	117	0.4	0.309
22	Eric Clayton Robinson	Meagher Oil & Gas Properties, Inc.	5/9/2006	0.570000	0.570000	0.187500	1370	858	0.4	0.309
23	Frank C. Charchio	Meagher Oil & Gas Properties, Inc.	4/20/2006	0.620000	0.620000	0.187500	1369	786	0.4	0.309
24	Donald A. Vishnefski	Meagher Oil & Gas Properties, Inc.	4/21/2006	0.570000	0.570000	0.187500	1369	783	0.4	0.309
25	Luke Charchio	Meagher Oil & Gas Properties, Inc.	4/20/2006	0.660000	0.660000	0.187500	1369	780	0.4	0.309
26	Silas Eldon Andrews	Meagher Oil & Gas Properties, Inc.	5/11/2006	2.163000	2.163000	0.200000	1372	120	0.4	0.304
27	Ander Michael Boggs, Ind. & as Manager	Meagher Oil & Gas Properties, Inc.	5/4/2006	3.820000	3.820000	0.187500	1376	321	0.4	0.309
28	Samuel M. Barlow	Meagher Oil & Gas Properties, Inc.	3/15/2006	2.500000	2.500000	0.187500	1365	311	0.4	0.309
29	Buford Delano Rape	Meagher Oil & Gas Properties, Inc.	3/9/2006	2.500000	2.500000	0.187500	1363	934	0.4	0.309
30	Clyde A Walker	Meagher Oil & Gas Properties, Inc.	3/9/2006	2.500000	2.500000	0.187500	1363	937	0.4	0.309
31	Jack Earnest Weaver	Meagher Oil & Gas Properties, Inc.	4/4/2006	28.670000	28.670000	0.187500	1367	83	0.4	0.309
32	Larry Moore	Meagher Oil & Gas Properties, Inc.	7/6/2006	3.200000	3.200000	0.200000	1377	762	0.4	0.304
33	Randy Allen Wingard	Meagher Oil & Gas Properties, Inc.	5/16/2006	1.010000	1.010000	0.187500	1370	248	0.4	0.309
34	Danny Ray Bowlin	Meagher Oil & Gas Properties, Inc.	5/16/2006	3.538000	3.538000	0.187500	1372	660	0.4	0.309
35	Sandra Lynn Walker	Meagher Oil & Gas Properties, Inc.	5/31/2006	7.055000	7.055000	0.200000	1372	657	0.4	0.304
36	Lillian Webber Roberson	Meagher Oil & Gas Properties, Inc.	3/29/2006	4.160000	4.160000	0.187500	1366	599	0.4	0.309
37	Lessie Gibson Whittington	Meagher Oil & Gas Properties, Inc.	4/11/2006	2.080000	2.080000	0.187500	1369	777	0.4	0.309
38	Dalton Earl Johnson	Meagher Oil & Gas Properties, Inc.	3/28/2006	4.100000	4.100000	0.187500	1366	608	0.4	0.309
39	Dorothy Cheney Bledsoe	Meagher Oil & Gas Properties, Inc.	6/15/2006	2.171000	2.171000	0.187500	1372	855	0.4	0.309
40	Gwendolyn C. Hearne Foster	Meagher Oil & Gas Properties, Inc.	3/7/2006	1.400000	1.400000	0.187500	1365	386	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
41	Barney Z. Gardner	Meagher Oil & Gas Properties, Inc.	3/13/2006	1.550000	1.550000	0.187500	1365	317	0.4	0.309
42	Johnnie Rae Brown	Meagher Oil & Gas Properties, Inc.	3/7/2006	4.080000	4.080000	0.187500	1365	308	0.4	0.309
43	Robert J. Parlee	Meagher Oil & Gas Properties, Inc.	3/7/2006	11.610000	11.610000	0.187500	1363	931	0.4	0.309
44	Bobby Donald Leflett	Meagher Oil & Gas Properties, Inc.	2/14/2006	18.450000	18.450000	0.187500	1361	825	0.4	0.309
45	Kevin O. Flynn	Meagher Oil & Gas Properties, Inc.	3/20/2006	4.930000	4.930000	0.200000	1366	611	0.4	0.304
46	Williams Family Trust	Meagher Oil & Gas Properties, Inc.	5/3/2006	3.860000	0.926400	0.187500	1370	251	0.4	0.309
47	John Gordon Jackins, Sr	Meagher Oil & Gas Properties, Inc.	7/11/2006	4.540000	0.472000	0.187500	1376	327	0.4	0.309
48	Dewey E. Williams	Meagher Oil & Gas Properties, Inc.	5/3/2006	2.900000	2.305000	0.187500	1370	245	0.4	0.309
49	Gary Don Tyler	Meagher Oil & Gas Properties, Inc.	5/8/2006	11.680000	8.757500	0.187500	1373	236	0.4	0.309
50	John Gordon Jackins, Sr.	Meagher Oil & Gas Properties, Inc.	2/13/2006	2.220000	2.220000	0.187500	1361	236	0.4	0.309
51	James E. Berry	Meagher Oil & Gas Properties, Inc.	2/27/2006	2.220000	2.220000	0.187500	1366	605	0.4	0.309
52	Franklin Monroe	Meagher Oil & Gas Properties, Inc.	3/29/2006	29.680000	29.680000	0.187500	1368	326	0.4	0.309
53	Kevin O. Flynn	Meagher Oil & Gas Properties, Inc.	7/11/2006	0.680000	0.085000	0.200000	1376	324	0.4	0.304
54	Darlene H. Gregrich	Meagher Oil & Gas Properties, Inc.	9/7/2006	0.346000	0.346000	0.187500	1383	455	0.4	0.309
55	James Darrell Sheppard	Meagher Oil & Gas Properties, Inc.	4/11/2006	10.000000	10.000000	0.187500	1368	316	0.4	0.309
56	Property Improvement Corporation	Meagher Oil & Gas Properties, Inc.	3/27/2006	8.000000	8.000000	0.187500	1367	669	0.4	0.309
57	Jerry R. Scott, Jr.	Meagher Oil & Gas Properties, Inc.	3/22/2006	9.000000	9.000000	0.187500	1370	855	0.4	0.309
58	Albert Sydney Burt. Jr.	Meagher Oil & Gas Properties, Inc.	2/2/2006	105.149000	105.149000	0.200000	1361	108	0.4	0.304
59	William H. Burt	Meagher Oil & Gas Properties, Inc.	2/24/2006	105.149000	105.149000	0.200000	1363	396	0.4	0.304
60	Larry Moore	Meagher Oil & Gas Properties, Inc.	7/6/2006	202.000000	202.000000	0.200000	1377	759	0.4	0.304
61	John T. Rutledge, etal	Meagher Oil & Gas Properties, Inc.	3/30/2006	0.236000	0.236000	0.187500	1369	175	0.4	0.309
62	Geraldine S. Parker	Meagher Oil & Gas Properties, Inc.	3/24/2006	0.316000	0.316000	0.187500	1366	602	0.4	0.309
63	Larry Ronald Ross, Sr.	Meagher Oil & Gas Properties, Inc.	6/7/2006	0.200000	0.200000	0.187500	1374	709	0.4	0.309
64	Julian Jay Valentine	Meagher Oil & Gas Properties, Inc.	3/27/2006	0.250000	0.250000	0.187500	1367	80	0.4	0.309
65	Steven Brandon Barrish	Meagher Oil & Gas Properties, Inc.	4/8/2006	0.569000	0.569000	0.187500	1378	525	0.4	0.309
66	William Noel Morris III	Meagher Oil & Gas Properties, Inc.	7/3/2006	0.206000	0.206000	0.187500	1378	522	0.4	0.309
67	Daniel Wayne Shankle	Meagher Oil & Gas Properties, Inc.	1/31/2006	3.470000	3.470000	0.187500	1361	101	0.4	0.309
68	Kent B. Guillory	Meagher Oil & Gas Properties, Inc.	3/10/2006	3.310000	3.310000	0.187500	1365	314	0.4	0.309
69	Christopher Johnson	Meagher Oil & Gas Properties, Inc.	4/19/2006	7.700000	7.700000	0.200000	1368	319	0.4	0.304
70	James Johnson	Meagher Oil & Gas Properties, Inc.	4/19/2006	30.360000	30.360000	0.200000	1368	322	0.4	0.304
71	Cash Point Plantation, L.L.C., etal	Meagher Oil & Gas Properties, Inc.	6/26/2006	617.145200	614.100200	0.200000	1374	134	0.4	0.304
72	Pat Hogan Stinson	Meagher Oil & Gas Properties, Inc.	6/29/2006	1.200000	0.600000	0.200000	1374	706	0.4	0.304
73	Robert T. Stinson, IV	Meagher Oil & Gas Properties, Inc.	6/9/2006	1.300000	0.650000	0.200000	1374	146	0.4	0.304
74	RTS property Mgt. L.L.C.	Meagher Oil & Gas Properties, Inc.	6/9/2006	3.590000	1.795000	0.200000	1374	143	0.4	0.304
75	Charles C. Evans and Doris May Evans	Meagher Oil & Gas Properties, Inc.	9/7/2006	0.904000	0.904000	0.187500	1382	449	0.4	0.309
76	Miciotto Properties, L.P., etal	Meagher Oil & Gas Properties, Inc.	2/21/2006	118.470000	73.382720	0.200000	1362	759	0.4	0.304
77	Pamela Jo McBeath	Meagher Oil & Gas Properties, Inc.	9/7/2006	10.825000	10.825000	0.187500	1386	106	0.4	0.309
78	John Carl McBeath	Meagher Oil & Gas Properties, Inc.	9/7/1006	13.555000	13.555000	0.187500	1386	103	0.4	0.309
79	Peggy Joyce Peart Balentine	Meagher Oil & Gas Properties, Inc.	9/7/2006	3.000000	3.000000	0.187500	1386	100	0.4	0.309
80	Ricky Dale Shankle	Meagher Oil & Gas Properties, Inc.	9/13/2006	0.500000	0.500000	0.187500	1386	96	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
81	Richard William Ross, etux	Meagher Oil & Gas Properties, Inc.	9/7/2006	5.705000	5.705000	0.187500	1389	748	0.4	0.309
82	Richard A. Fawcett, etux	Meagher Oil & Gas Properties, Inc.	9/7/2006	5.350000	5.350000	0.187500	1389	745	0.4	0.309
83	Fresh Start Development LLC	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.209000	0.209000	0.187500	1392	373	0.4	0.309
84	L. C. Shaw	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1392	397	0.4	0.309
85	Jimmie R. Davis, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1392	372	0.4	0.309
86	A. R. Thomas, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.559000	0.559000	0.187500	1392	376	0.4	0.309
87	Richard Joseph Gallagher, etux	Meagher Oil & Gas Properties, Inc.	11/20/3006	8.000000	8.000000	0.187500	1392	394	0.4	0.309
88	Brenda Jo Parker	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.321000	0.321000	0.187500	1392	379	0.4	0.309
89	Jeffrey Joseph Roach	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1392	370	0.4	0.309
90	Barney Z. Gardner, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1392	385	0.4	0.309
91	Herbert Gary Patrick	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.659000	0.659000	0.187500	1392	388	0.4	0.309
92	Kathy J. Rider	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.200000	0.200000	0.187500	1392	391	0.4	0.309
93	Geoffrey Mark Allen, etux	Meagher Oil & Gas Properties, Inc.	12/20/2006	1.420000	1.420000	0.187500	1393	138	0.4	0.309
94	Joseph Daniel Quezada	Meagher Oil & Gas Properties, Inc.	1/4/2007	0.570000	0.570000	0.187500	1393	141	0.4	0.309
95	Roger Louis Strength, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1393	144	0.4	0.309
96	David James Cannon	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1393	147	0.4	0.309
97	David S. Madden	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.223000	0.223000	0.187500	1393	150	0.4	0.309
98	Terry Lynn Gibson, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.225000	0.225000	0.187500	1393	152	0.4	0.309
99	William F. Newman	Meagher Oil & Gas Properties, Inc.	12/4/2006	6.814000	6.814000	0.187500	1393	156	0.4	0.309
100	Suzanne C. Cone, etvir	Meagher Oil & Gas Properties, Inc.	11/20/2006	18.199000	18.199000	0.187500	1393	160	0.4	0.309
101	Mae Nannette Harper Bass	Meagher Oil & Gas Properties, Inc.	11/20/2006	2.042000	2.042000	0.187500	1393	163	0.4	0.309
102	Roger Paul Sullivan	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.233000	0.233000	0.187500	1393	166	0.4	0.309
103	Charles Everett Hunter	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.377000	0.377000	0.187500	1393	169	0.4	0.309
104	Acct-N-Tax Inc.	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.912000	0.912000	0.187500	1393	522	0.4	0.309
105	Patrick Luther Boggs, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.183000	0.183000	0.187500	1393	519	0.4	0.309
106	Kitty Michele McDade Miller	Meagher Oil & Gas Properties, Inc.	1/10/2007	40.000000	10.000000	0.187500	1394	342	0.4	0.309
107	Albert Sydney Burt, Jr., etux (3000' & above)	Meagher Oil & Gas Properties, Inc.	1/19/2007	141.562000	141.562000	0.200000	1394	823	0.6	0.456
108	Albert Sydney Burt, Jr. (3000' & above)	Meagher Oil & Gas Properties, Inc.	1/19/2007	105.149000	105.149000	0.200000	1394	827	0.4	0.304
109	William H. Burt (3000' & above)	Meagher Oil & Gas Properties, Inc.	1/19/2007	105.149000	105.149000	0.200000	1394	819	0.4	0.304
110	Michael T. Fleming, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1394	339	0.4	0.309
111	Gary W. Stephens. Sr.	Meagher Oil & Gas Properties, Inc.	12/4/2006	1.350000	1.350000	0.187500	1394	336	0.4	0.309
112	Richard Alan Moore, II	Meagher Oil & Gas Properties, Inc.	1/16/2007	0.297200	0.297200	0.187500	1394	333	0.4	0.309
113	Keith Preston Sharrah, etux	Meagher Oil & Gas Properties, Inc.	1/10/2007	0.195000	0.195000	0.187500	1394	324	0.4	0.309
114	Anthony Forest Products Copmpany	Meagher Oil & Gas Properties, Inc.	2/13/2007	40.000000	40.000000	0.200000	1396	919	0.6	0.456
115	Linda Womack Thorne	Meagher Oil & Gas Properties, Inc.	1/11/2007	0.371000	0.371000	0.187500	1393	808	0.4	0.309
116	Christopher Hembree	Meagher Oil & Gas Properties, Inc.	1/12/2007	0.226000	0.226000	0.187500	1394	330	0.4	0.309
117	Steven F. McNally	Meagher Oil & Gas Properties, Inc.	1/10/2007	0.211000	0.211000	0.187500	1393	811	0.4	0.309
118	Tommy Wayne Hancock	Meagher Oil & Gas Properties, Inc.	1/17/2007	0.650000	0.650000	0.187500	1394	327	0.4	0.309
119	Dana Faught Cherry	Meagher Oil & Gas Properties, Inc.	1/24/2007	4.980000	4.980000	0.200000	1395	915	0.4	0.304
120	Louanna L. Campbell	Meagher Oil & Gas Properties, Inc.	1/23/2007	0.200000	0.200000	0.187500	1395	912	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
121	Gary Edward Underwood	Meagher Oil & Gas Properties, Inc.	1/11/2007	0.299000	0.299000	0.187500	1393	805	0.4	0.309
122	Judith Ann Shepherd	Meagher Oil & Gas Properties, Inc.	1/18/2007	0.191000	0.191000	0.187500	1394	372	0.4	0.309
123	Amie Ferguson	Meagher Oil & Gas Properties, Inc.	1/18/2007	0.193000	0.193000	0.187500	1394	806	0.4	0.309
124	Lee Damian Marshall, etux	Meagher Oil & Gas Properties, Inc.	1/16/2007	0.207000	0.207000	0.187500	1394	812	0.4	0.309
125	Scott K Brockman, etux	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.206000	0.206000	0.187500	1396	913	0.4	0.309
126	Justin Wayne Provenza	Meagher Oil & Gas Properties, Inc.	2/2/2007	0.226000	0.226000	0.187500	1396	916	0.4	0.309
127	Scott Craig Leggett, etux	Meagher Oil & Gas Properties, Inc.	1/23/2007	0.361000	0.361000	0.187500	1395	918	0.4	0.309
128	Donald W. Scott	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.207000	0.207000	0.187500	1395	921	0.4	0.309
129	Hamlin Construction and Development, LLC	Meagher Oil & Gas Properties, Inc.	1/20/2007	0.514000	0.514000	0.187500	1394	803	0.4	0.309
130	Justin M. White	Meagher Oil & Gas Properties, Inc.	1/10/2007	0.570000	0.570000	0.187500	1394	809	0.4	0.309
131	William Giroud Burt, III	Meagher Oil & Gas Properties, Inc.	2/5/2007	3.683000	3.683000	0.200000	1396	910	0.4	0.304
132	Jeffery Glen Gilmer, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.351000	0.351000	0.187500	1396	903	0.4	0.309
133	James D. Viola	Meagher Oil & Gas Properties, Inc.	1/20/2007	6.000000	6.000000	0.187500	1396	906	0.4	0.309
134	Robbie Jean Roach	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.250000	0.250000	0.187500	1395	924	0.4	0.309
135	Don Parker, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.209000	0.209000	0.187500	1395	927	0.4	0.309
136	Martha H. Powell	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.200000	0.200000	0.187500	1395	930	0.4	0.309
137	Barbara Elaine Cresong	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1395	933	0.4	0.309
138	John E. Powell	Meagher Oil & Gas Properties, Inc.	12/4/2006	4.758000	4.758000	0.187500	1395	936	0.4	0.309
139	North Louisiana Housing Coporation, etal	Meagher Oil & Gas Properties, Inc.	12/11/2006	27.854000	27.854000	0.187500	1394	815	0.4	0.309
140	Jarrod Ray Henry	Meagher Oil & Gas Properties, Inc.	1/18/2007	0.197000	0.197000	0.187500	1397	613	0.4	0.309
141	George Pierce Nicholson, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1397	616	0.4	0.309
142	James P. Gore, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.200000	0.200000	0.187500	1397	619	0.4	0.309
143	James San Angelo	Meagher Oil & Gas Properties, Inc.	2/6/2007	0.399000	0.399000	0.200000	1397	622	0.4	0.304
144	Jeffery Bernard Bruck, etux	Meagher Oil & Gas Properties, Inc.	2/1/2007	0.358000	0.358000	0.187500	1397	625	0.4	0.309
145	William Herman Green, etux	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.227000	0.227000	0.187500	1397	628	0.4	0.309
146	Pamela Phillips	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.448000	0.448000	0.187500	1397	631	0.4	0.309
147	Wayland E. Dickson, etux	Meagher Oil & Gas Properties, Inc.	2/6/2007	3.260000	3.260000	0.187500	1397	634	0.6	0.4635
148	Robert Huston Carroll, etux	Meagher Oil & Gas Properties, Inc.	2/7/2007	5.533000	5.530000	0.187500	1397	637	0.6	0.4635
149	Gary Michael Bamburg	Meagher Oil & Gas Properties, Inc.	1/2/2007	2.330000	2.330000	0.187500	1397	640	0.6	0.4635
150	John W. Hurst, etux	Meagher Oil & Gas Properties, Inc.	2/2/2007	2.672000	2.672000	0.200000	1397	643	0.6	0.456
151	Sammie P. Halsell	Meagher Oil & Gas Properties, Inc.	2/6/2007	0.592000	0.592000	0.200000	1398	222	0.4	0.304
152	Joseph Deflay Johnson, Jr.	Meagher Oil & Gas Properties, Inc.	2/14/2007	2.300000	2.300000	0.187500	1398	219	0.6	0.4635
153	John Davis Mayshack	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1398	228	0.4	0.309
154	Floyd David Stephenson, Jr., etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.443000	0.443000	0.187500	1398	231	0.4	0.309
155	Billy Joe Caulk, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.172000	0.172000	0.187500	1397	646	0.4	0.309
156	Franklin Russell, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1397	649	0.4	0.309
157	Christopher Scott Vanhoy, etux	Meagher Oil & Gas Properties, Inc.	1/12/2007	0.221000	0.221000	0.187500	1398	216	0.4	0.309
158	Charlotte N. Corley	Meagher Oil & Gas Properties, Inc.	2/14/2007	1.170000	1.170000	0.200000	1398	213	0.6	0.456
159	Donald J. Taylor, Jr., etux	Meagher Oil & Gas Properties, Inc.	2/15/2007	3.080000	3.080000	0.200000	1398	210	0.6	0.456
159	Brian Rudy Holt, etux	Meagher Oil & Gas Properties, Inc.	2/5/2007	0.200000	0.200000	0.187500	1398	204	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
160	John M. Kling, etux	Meagher Oil & Gas Properties, Inc.	2/20/2007	4.040000	4.040000	0.200000	1398	201	0.6	0.456
161	Benton Road Properties L.L.C.	Meagher Oil & Gas Properties, Inc.	2/22/2007	40.000000	40.000000	0.200000	1398	950	0.6	0.456
162	James H. Mercer, II	Meagher Oil & Gas Properties, Inc.	2/3/3007	40.000000	5.000000	0.187500	1398	207	0.4	0.309
163	Tracy Lynn Johnson	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.241000	0.241000	0.187500	1398	947	0.4	0.309
164	Martha Ann Tyler	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.306000	0.306000	0.187500	1398	944	0.4	0.309
165	Margie S. Waller	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.175000	0.175000	0.187500	1398	941	0.4	0.309
166	Larry Parnell McFann, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1398	938	0.4	0.309
167	Wanda Wilson Martin	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.305000	0.305000	0.187500	1398	935	0.4	0.309
168	Jeffery Wayne Lewis, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1398	932	0.4	0.309
169	Bradford James Alley, etux	Meagher Oil & Gas Properties, Inc.	2/19/2007	10.000000	10.000000	0.200000	1398	198	0.4	0.304
170	James A. Madden, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1398	225	0.4	0.309
171	Marcia Renee Goodnight Jones	Meagher Oil & Gas Properties, Inc.	11/20/2007	0.209000	0.209000	0.187500	1398	234	0.4	0.309
172	Northwest LA Square & Round Dancers Assoc., Inc.	Meagher Oil & Gas Properties, Inc.	2/16/2007	1.280000	1.280000	0.187500	1398	920	0.4	0.309
173	Emmett Garrett Wyche, Jr.	Meagher Oil & Gas Properties, Inc.	2/13/2007	98.600000	7.599999	0.200000	1398	967	0.6	0.456
174	Nellie Rose Muller Wyche	Meagher Oil & Gas Properties, Inc.	2/13/2007	98.900000	87.899999	0.200000	1398	914	0.6	0.456
175	Robert Bentsen Wyche	Meagher Oil & Gas Properties, Inc.	2/13/2007	99.000000	3.100000	0.200000	1398	910	0.6	0.456
176	Lauren Kay Johnston, etal	Meagher Oil & Gas Properties, Inc.	2/5/2007	0.316000	0.316000	0.187500	1398	926	0.4	0.309
177	Jeannie Denise Clark	Meagher Oil & Gas Properties, Inc.	2/16/2007	0.225000	0.225000	0.187500	1398	929	0.4	0.309
178	Shelly Gene Horton, Jr.	Meagher Oil & Gas Properties, Inc.	2/20/2007	2.000000	2.000000	0.187500	1399	723	0.6	0.4635
179	Kevin Louis Adams, etux	Meagher Oil & Gas Properties, Inc.	3/1/2007	2.260000	2.260000	0.200000	1401	498	0.6	0.456
180	Henry L. Boggs, Jr., etux	Meagher Oil & Gas Properties, Inc.	3/2/2007	1.515000	1.515000	0.200000	1400	286	0.6	0.456
181	Ricky Alan Cook, etux	Meagher Oil & Gas Properties, Inc.	2/19/2007	2.566000	2.566000	0.200000	1399	726	0.6	0.456
182	Ada Harris White Ferguson, etal	Meagher Oil & Gas Properties, Inc.	3/7/2007	1.106000	1.106000	0.200000	1401	452	0.6	0.456
183	Joseph Michael Foster, etux	Meagher Oil & Gas Properties, Inc.	2/19/2007	11.804300	11.804300	0.200000	1400	295	0.6	0.456
184	Bobby Gene Gilmer, etux	Meagher Oil & Gas Properties, Inc.	3/13/2007	1.660000	1.660000	0.200000	1400	820	0.6	0.456
185	Billy Joe Pierce, etux	Meagher Oil & Gas Properties, Inc.	3/7/2007	3.277000	3.277000	0.200000	1400	289	0.6	0.456
186	William Keith Pierce, etux	Meagher Oil & Gas Properties, Inc.	3/13/2007	0.838000	0.838000	0.200000	1403	427	0.6	0.456
187	Linda Sue Cox Bell Weathersby	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.890000	0.890000	0.200000	1403	282	0.6	0.456
188	Bobby Wayne Whorton, etal	Meagher Oil & Gas Properties, Inc.	4/10/2007	3.168000	3.168000	0.200000	1403	647	0.6	0.456
189	Charles Eugene Carraway, Sr., etux	Meagher Oil & Gas Properties, Inc.	3/22/2007	0.445000	0.445000	0.187500	1403	400	0.6	0.4635
190	Albert Newton Carter, etux	Meagher Oil & Gas Properties, Inc.	3/22/2007	1.555000	1.555000	0.187500	1405	497	0.6	0.4635
191	William Cleve Davidson, etux	Meagher Oil & Gas Properties, Inc.	5/8/2007	0.574000	0.574000	0.187500	1407	12	0.4	0.309
192	William Anthony Duckworth, etux	Meagher Oil & Gas Properties, Inc.	5/8/2007	0.574000	0.574000	0.187500	1406	848	0.4	0.309
193	Terrance J. Fonseca, etux	Meagher Oil & Gas Properties, Inc.	5/8/2007	0.574000	0.574000	0.187500	1406	842	0.4	0.309
194	Joan Graves Morris, etvir	Meagher Oil & Gas Properties, Inc.	5/1/2007	0.574000	0.574000	0.187500	1407	474	0.4	0.309
195	Jason M. Howard, etux	Meagher Oil & Gas Properties, Inc.	5/15/2007	0.760000	0.760000	0.187500	1408	390	0.4	0.309
196	Avery Investments, LLC	Meagher Oil & Gas Properties, Inc.	2/7/2007	1.867000	1.867000	0.200000	1404	130	0.4	0.304
197	Avery Investments, LLC	Meagher Oil & Gas Properties, Inc.	2/7/2007	0.193000	0.193000	0.200000	1404	127	0.4	0.304
198	Harold S. Camp, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	1.787000	1.787000	0.187500	1403	936	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
199	Brenda Kay Chambers	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1399	932	0.4	0.309
200	Tommy Allen Cole, etux	Meagher Oil & Gas Properties, Inc.	4/3/2007	0.241000	0.241000	0.187500	1403	397	0.4	0.309
201	Josephine Hall	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1399	941	0.4	0.309
202	Joyce Darlene Silas Hansen	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1399	926	0.4	0.309
203	Mark L. Montgomery LLC	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.959000	0.816600	0.187500	1405	491	0.4	0.309
204	Troy Leon Keith, etux	Meagher Oil & Gas Properties, Inc.	3/8/2007	12.640000	12.640000	0.200000	1403	421	0.4	0.304
205	Cynthia Vaughn McKenzie	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.354000	0.354000	0.187500	1399	938	0.4	0.309
206	Mark L. Montgomery	Meagher Oil & Gas Properties, Inc.	4/23/2007	9.140000	9.140000	0.187500	1405	494	0.4	0.309
207	Georgia Mae S. Offutt, etvir	Meagher Oil & Gas Properties, Inc.	4/20/2007	4.912000	4.912000	0.187500	1403	659	0.4	0.309
208	Roger Doyle Parish, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.175000	0.175000	0.187500	1399	711	0.4	0.309
209	Sharron Ann Hall Phillips	Meagher Oil & Gas Properties, Inc.	12/4/2006	0.565000	0.565000	0.187500	1403	839	0.4	0.309
210	Roger Glenn Scott, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	1.410000	1.410000	0.187500	1403	952	0.4	0.309
211	John Wesley Shirley, Jr., etux	Meagher Oil & Gas Properties, Inc.	4/25/2007	0.260000	0.260000	0.187500	1405	481	0.4	0.309
212	Robert H. Smith, Jr.	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.445000	0.445000	0.187500	1400	292	0.4	0.309
213	Storyland Properties, LLC	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.539000	0.539000	0.187500	1403	297	0.4	0.309
214	Lawrence C. Van Amberg, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.719000	0.719000	0.187500	1399	935	0.4	0.309
215	Cookie Camp Wallace	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.175000	0.175000	0.187500	1405	488	0.4	0.309
216	Michael Charles Watts, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.225000	0.225000	0.187500	1403	279	0.4	0.309
217	Dustin Ballard Williams, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	1.000000	1.000000	0.187500	1403	955	0.4	0.309
218	Michael Ballard Williams, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	16.109000	13.186500	0.187500	1403	948	0.4	0.309
219	Shelia Estes Williams, etvir	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1399	929	0.4	0.309
220	Raymond A Sowell, etux	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.175000	0.175000	0.187500	1405	819	0.4	0.309
221	Gary L Coker, etux	Meagher Oil & Gas Properties, Inc.	2/20/2007	0.200000	0.200000	0.187500	1399	959	0.4	0.309
222	John Darren Copen, etux	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.224000	0.224000	0.187500	1399	717	0.4	0.309
223	Hamlin Construction and Development, LLC	Meagher Oil & Gas Properties, Inc.	3/14/2007	0.316000	0.316000	0.187500	1401	439	0.4	0.309
224	Janice Jackson	Meagher Oil & Gas Properties, Inc.	3/3/2007	0.206000	0.206000	0.187500	1400	307	0.4	0.309
225	Charles Jordan	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.200000	0.200000	0.187500	1400	298	0.4	0.309
226	James Walter Justice	Meagher Oil & Gas Properties, Inc.	2/22/2007	0.217000	0.217000	0.187500	1400	304	0.4	0.309
227	Lone Oak Homes of Benton	Meagher Oil & Gas Properties, Inc.	3/16/2007	0.717000	0.717000	0.187500	1401	446	0.4	0.309
228	Fanny Velasco Milde etvir	Meagher Oil & Gas Properties, Inc.	2/27/2007	0.213000	0.213000	0.187500	1399	950	0.4	0.309
229	Jeffrey Darrell Norris, etux	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.266000	0.266000	0.187500	1400	301	0.4	0.309
230	Arthur R Roberts, etux	Meagher Oil & Gas Properties, Inc.	2/5/2007	0.200000	0.200000	0.187500	1399	720	0.4	0.309
231	Ryan Neil Schmidt, etux	Meagher Oil & Gas Properties, Inc.	1/23/2007	0.316000	0.316000	0.187500	1399	947	0.4	0.309
232	Brian Eugene Walters, etux	Meagher Oil & Gas Properties, Inc.	2/17/2007	0.200000	0.200000	0.187500	1401	449	0.4	0.309
233	6494 Homes LLC	Meagher Oil & Gas Properties, Inc.	3/19/2007	0.220000	0.220000	0.187500	1403	303	0.4	0.309
234	Delos J Aldridge, Jr, etux	Meagher Oil & Gas Properties, Inc.	4/13/2007	0.381000	0.381000	0.187500	1405	469	0.4	0.309
235	Brian W Alexander, etux	Meagher Oil & Gas Properties, Inc.	3/2/2007	0.207000	0.207000	0.187500	1403	285	0.4	0.309
236	John Elba Arnold IV	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.208000	0.208000	0.187500	1404	253	0.4	0.309
237	Velvet J Bates	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.470000	0.470000	0.187500	1403	927	0.4	0.309
238	Garrett Lane Bonds, etux	Meagher Oil & Gas Properties, Inc.	4/13/2007	0.220000	0.220000	0.187500	1405	472	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
239	Brushy Creek Land Company	Meagher Oil & Gas Properties, Inc.	3/8/2007	23.261000	23.261000	0.200000	1401	633	0.4	0.304
240	Dan Shankle Custom Homes LLC	Meagher Oil & Gas Properties, Inc.	3/15/2007	0.800000	0.800000	0.187500	1403	300	0.4	0.309
241	James Keith Desoto, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	8.000000	8.000000	0.187500	1401	436	0.4	0.309
242	Eagle Water Inc	Meagher Oil & Gas Properties, Inc.	4/14/2007	0.845000	0.845000	0.200000	1405	478	0.4	0.304
243	Joseph Mark Filler	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.241000	0.241000	0.187500	1406	845	0.4	0.309
244	William Frederic Fish,etux	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.331000	0.331000	0.187500	1405	921	0.4	0.309
245	Brian Keith Fontenot	Meagher Oil & Gas Properties, Inc.	4/3/2007	0.213000	0.213000	0.187500	1404	250	0.4	0.309
246	Beverly Anne Yohe Fergason	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.200000	0.200000	0.187500	1403	288	0.4	0.309
247	Robert V Gelley, etux	Meagher Oil & Gas Properties, Inc.	5/1/2007	0.207000	0.207000	0.187500	1407	477	0.4	0.309
248	Grant Charles Hall Jr, etux	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.200000	0.200000	0.187500	1403	412	0.4	0.309
249	Geneva Johnson	Meagher Oil & Gas Properties, Inc.	4/16/2007	0.497000	0.497000	0.187500	1405	475	0.4	0.309
250	Harry Joseph MacIsaac, etux	Meagher Oil & Gas Properties, Inc.	4/3/2007	0.398000	0.398000	0.187500	1403	933	0.4	0.309
251	Patrick Hugh McGough, etux	Meagher Oil & Gas Properties, Inc.	3/1/2007	0.204000	0.204000	0.187500	1403	418	0.4	0.309
252	Patrick Todd Marlowe, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.200000	0.200000	0.187500	1403	945	0.4	0.309
253	Andrew D Moore, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.366000	0.366000	0.200000	1405	500	0.4	0.304
254	Cynthia K Newhouse	Meagher Oil & Gas Properties, Inc.	4/13/2007	0.316000	0.316000	0.187500	1403	930	0.4	0.309
255	Jason Benjamin O'Dell, etux	Meagher Oil & Gas Properties, Inc.	4/16/2007	0.383000	0.383000	0.187500	1404	256	0.4	0.309
256	Phillip R Robken, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.212000	0.212000	0.187500	1403	942	0.4	0.309
257	Roger L Radcliff Construction LLC	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.200000	0.200000	0.187500	1403	403	0.4	0.309
258	The Shiloh Baptist Church- Benton	Meagher Oil & Gas Properties, Inc.	4/23/2007	1.000000	1.000000	0.200000	1405	484	0.4	0.304
259	Mary Georgeanne Despot Wade	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.235000	0.235000	0.187500	1403	306	0.4	0.309
260	Michael Kevin Wilkinson, etux	Meagher Oil & Gas Properties, Inc.	2/6/2007	0.210000	0.210000	0.187500	1403	409	0.4	0.309
261	Michael E Wood, etux	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.236000	0.236000	0.187500	1407	480	0.4	0.309
262	Wyatt Reality Inc	Meagher Oil & Gas Properties, Inc.	3/19/2007	0.200000	0.200000	0.187500	1403	406	0.4	0.309
263	Thomas Mack	Meagher Oil & Gas Properties, Inc.	2/23/2007	1.000000	1.000000	0.200000	1399	944	0.6	0.456
264	Clinton Lee Willey, etux	Meagher Oil & Gas Properties, Inc.	2/23/2007	2.030000	2.030000	0.200000	1403	294	0.6	0.456
265	Kenneth Roland Womack, etux	Meagher Oil & Gas Properties, Inc.	2/2/2007	13.970000	13.970000	0.200000	1403	424	0.6	0.456
266	Valerie Kidd Campbell, etvir	Meagher Oil & Gas Properties, Inc.	2/27/2007	1.000000	1.000000	0.200000	1399	956	0.6	0.456
267	Geraldine Kidd Williams	Meagher Oil & Gas Properties, Inc.	2/22/2007	1.080000	1.080000	0.200000	1399	953	0.6	0.456
268	William Hodges Mercer, Jr	Meagher Oil & Gas Properties, Inc.	2/7/2007	40.000000	5.000000	0.187500	1399	714	0.4	0.309
269	I Janet Courtney	Meagher Oil & Gas Properties, Inc.	4/25/2007	0.216000	0.216000	0.187500	1405	816	0.4	0.309
270	Roy Colvin, etux	Meagher Oil & Gas Properties, Inc.	5/25/2007	0.574000	0.574000	0.200000	1403	680	0.4	0.304
271	Johnny L. Hammonds, etux	Meagher Oil & Gas Properties, Inc.	7/2/2007	0.422500	0.422500	0.187500	1412	264	0.4	0.309
272	Michael Ballard Williams, etux	Meagher Oil & Gas Properties, Inc.	7/10/2007	85.000000	85.000000	0.187500	1412	267	0.4	0.309
273	Icee Distributors, Inc.	Meagher Oil & Gas Properties, Inc.	7/10/2007	3.090000	3.090000	0.250000	1412	270	0.4	0.292
274	Linda Louise Robinson, etvir	Meagher Oil & Gas Properties, Inc.	7/10/2007	0.622000	0.622000	0.187500	1425	92	0.4	0.309
275	Henry Warren Cantrell, Jr. et ux	Meagher Oil & Gas Properties, Inc.	3/20/2007	2.490000	2.490000	0.200000				
276	Raybon C. Atkins	Midstates Oil Corporation	8/31/1951				227	523	0.4	0.304
277	W. P. Lincoln	Midstates Oil Corporation	8/31/1951				227	541		
278	Raybon C. Atkins	Midstates Oil Corporation	12/5/1953				248	211		

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
279	Theo Vance Rendall	Midstates Oil Corporation	9/13/1951				228	538		
280	Bossier Parish Police	Midstates Oil Corporation	1/20/1954				250	246		
281	R. T. Stinson	Ford E. Stinson	10/27/1953				248	177		
282	Fred E. Wimple, Jr.	Midstates Oil Corporation	10/23/1953				244	336		
283	Roe J. Viola	Ford E. Stinson	10/27/1953				248	179		
284	Ada B. Scott, et al	Midstates Oil Corporation	10/22/1953				244	342		
285	Robery E. McKenzie, et ux	Midstates Oil Corporation	10/17/1953				244	295		
286	Ida Lee Thompson Collier	Midstates Oil Corporation	10/17/1953				243	623		
287	State of Louisiana	J. M. Flaitz	6/27/1952				671	847		

		SS WI	SS NRI
288	Term Assignment of Oil, Gas and Mineral Leases with an effective date of April 1, 2006, from T. C. Craighead & Company to SPRI conveying HBP Oil, Gas and Mineral Leases covering 1054.55 gross/net acres with a royalty burden of 20% and 140 gross/net acres with a royalty burden of 28%. This assignment is memorialized by memorandum recorded in Book 1367, Page 672 of the Conveyance Records of Bossier Parish, Louisiana.	0.4 0.4	0.304 0.284
289	Unrecorded "Farmout Letter Agreement" dated September 1, 2006, from Vernon E. Faulconer, Inc. to Tyner Texas Resources L.P. with conditions to earn HBP Oil, Gas and Mineral Leases covering 272.73 gross/net acres with a royalty burden of 30%.	0.4	0.276

Exhibit "A"

Subject Contracts

1) Prospect Letter Agreement dated February 12, 2006 among Sienna Pine Resources International, Dynamic Resources Corporation and Tyner Texas Operating Company.

2) Prospect Acquisition Agreement dated October 10, 2006 by Dynamic Resources Corporation and Big Sky Management, Ltd.

3) Purchase and Sale Agreement dated November 2, 2006 between Dynamic Resources Corporation, Tyner Texas Operating Company, Southern Star Operating, Inc., Tyner Texas Resources LP, and Ramshorn Investments, Inc.

4) Joint Operating Agreement dated effective September 26, 2006 between Tyner Texas Operating Company as Operator and Tyner Texas Resources LP, Ramshorn Investments, Inc., and Dynamic Resources Corporation as Non-Operators.

5) Term Assignment of Oil, Gas and Mineral Leases dated effective April 1, 2006 between T. C. Craighead & Company and SPRI, recorded in Book 1387, on November 6, 2006, file number 881442, Clerk of Court of Bossier Parish, Louisiana.

6) Farmout Agreement dated September 1, 2006, accepted on September 11, 2006 between Vernon E. Faulconer, Inc. and Southern Star Operating, Inc., as the successor-in-interest to Tyner Texas Resources L.P., as amended.

7) Gas Sales Agreement No. 2316-001 dated effective March 1, 2008 between Martin Gas Sales and Southern Star Energy.

8) Purchase Agreement No. CPE6984 dated effective December 1, 2007 between Texon L.P., and Southern Star Energy, Inc., as amended by Amendment No. 1 dated March 4, 2008.

9) Gathering Agreement dated effective June 20, 2007 between Southern Star Operating, Inc. and Vernon E. Faulconer, Inc.

10) Gas Compressor Equipment Master Service and Rental Agreement dated August 21, 2007 between Valerus Compression Services, LP and Southern Star Operating Inc.

11) Equipment Rental & Servicing Agreement dated September 1, 2007 between Regard Resources Co., Inc. and Southern Star Operations, Inc.

12) Unitization Agreement dated May 14, 1954 between Midstates Oil Corporation, Pan American Production Company and Stanolind Oil and Gas Company.

13) State of Louisiana Office of Conservation Order No. 251-F for the Cotton Valley Zone, Reservoir A, in the Sentell Field, Caddo and Bossier Parishes, Louisiana approved effective January 16, 2008.

14) State of Louisiana Office of Conservation Order No. 251-F-1 for the CV RA SUD with the Atkins-Lincoln 17-1 designated as the unit well, Caddo and Bossier Parishes, Louisiana signed May 13, 2008.

15) Contract Operating Agreement dated July 11, 2008, between Southern Star Energy, Inc. and Southern Star Operating, Inc.

EXHIBIT "A"
SCHEDULE OF WELLS

Well	Description
Atkins etal 8-1	Sec. 8 T19N- R13W
Atkins Lincoln 18-1	Sec. 18 T19N- R13W
Rendall 7-1	Sec. 7 T19N- R13W
Atkins Lincoln 18-2	Sec. 18 T19N- R13W
Rendall 7-2	Sec. 7 T19N- R13W
Atkins Lincoln 17-1	Sec. 17 T19N- R13W
Rendall 7-3	Sec. 7 T19N- R13W

EXHIBIT B

Form of Revolving Note

See attached.

EXHIBIT C

Form of Advance Request

See attached.

EXHIBIT D

Form of Property Operating Statement

See attached.

EXHIBIT D

Form of Property Operating Statement
[schedules and supporting information to be attached]

Southern Star Energy, Inc.
Property Operating Statement delivered [August 10, 2008]
Net Operating Cash Flow
Production Month: June, 2008

I,______________________, the_______________________ of Southern Star Energy, Inc. (the "Company") hereby certify that: (a) all of the information set forth herein and in all exhibits, attachments and/or schedules attached hereto, all of which are incorporated herein by reference (collectively referred to herein as this "Statement") is true, correct and complete to the best of my knowledge, and (b) I have made a diligent effort to ensure that all facts relevant to the matters certified herein are known to me, by establishing and maintaining relevant records and procedures within the Company, and by making such inquiries as I have deemed necessary, each month, of various officers, employees and/or consultants of the Company. Additionally, I further certify that no Default exists under any provision of the Agreement or any of the other Loan Documents. For purposes of this Statement, the term "Production Month" means the calendar month of ____________.

1. PRODUCTION SUMMARY. The Hydrocarbons produced from the Properties during the Production Month, and attributable to the Company's undivided Working Interest constituting each Property (exclusive of royalty interests and overriding royalty interests) is as follows:

	Current Period			Prior Period			Total		
Product	Quantity Produced	Quantity Used in Operations	Quantity Sold	Quantity Produced	Quantity Used in Operations	Quantity Sold	Quantity Produced	Quantity Used in Operations	Quantity Sold
Crude Oil (Bbls)							-	-	-
Natural Gas (Mmcf)							-	-	-

2. REVENUE SUMMARY. The proceeds received by the Company with respect to Hydrocarbons produced during the Production Month and attributable to the Company's **undivided Working Interest** in each Property is as follows:

	Current Period	Prior Period	Total	
Product	Gross Proceeds Received	Gross Proceeds Received	Gross Proceeds Received	
Crude Oil (Bbls)			-	
Natural Gas (Mmcf)	-		-	
Total $	-	-	-	(A)

3. OTHER REVENUE. Other revenue per the Net Operating Cash Flow definition (excluding Hedge Receipts):

	Current Period	Prior Period	Total	
Source	Gross Proceeds Received	Gross Proceeds Received	Gross Proceeds Received	
			-	
			-	
Total $	-	-	-	(B)

4. HEDGE RECEIPTS. The Company's total Hedge Receipts due, calculated for the Production Month,

	Current Period	Prior Period	Total	
$			-	(C)

5. HEDGE PAYABLES. The Company's total Hedge Payables incurred, calculated for the Production Month,

	Current Period	Prior Period	Total	
$			-	(D)

6. SUBSEQUENT RECEIPTS APPLICABLE TO PERIODS COVERED BY PRIOR STATEMENTS BUT OMITTED FROM SUCH PRIOR STATEMENTS. Aggregate receipts of the type covered by items 2 or 3 of prior Statements, but omitted therefrom and subsequently received by Company

	Current Period	Prior Period	Total	
$			-	(E)

7. UNREIMBURSED DEDUCTIONS FROM GROSS RECEIPTS FROM PRIOR PERIODS BUT OMITTED FROM SUCH PRIOR STATEMENTS. Aggregate reimbursable items of the type covered by items 8 or 9 or 10 of prior Statements, but omitted therefrom and subsequently incurred by Company

	Current Period	Prior Period	Total	
$			-	(F)

8. MONTHLY LEASE OPERATING EXPENSE SUMMARY. Lease operating expenses incurred with respect to the Properties during the Production Month and attributable to the Company's **undivided Working Interest** constituting each Property is as follows:

	Current Period			Prior Period			Total			
	Direct Operating Expense. (Excl. Well & Facility R&M)	Direct Operating Exp. For Well & Facility R&M	Total Operating Expense	Direct Operating Expense. (Excl. Well & Facility R&M)	Direct Operating Exp. For Well & Facility R&M	Total Operating Expense	Direct Operating Expense. (Excl. Well & Facility R&M)	Direct Operating Exp. For Well & Facility R&M	Total Operating Expense	
Total $			-			-	-	-	-	(G)

9. THIRD PARTY INTERESTS. The proceeds from the sale or other disposition of Hydrocarbons received by or on behalf of the Company that are owned by and payable to third parties with respect to royalties or overriding royalties in the Leases comprising the Properties calculated for the Production Month,

	Current Period	Prior Period	Total	
$			-	(H)

10. Taxes. Ad valorem and severance taxes paid in cash by the Company (and not previously reported)

	Current Period	Prior Period	Total	
$			-	(I)

11. Other Lender Approved Expenses

	Other	AFE #	Workover	Total	
$				-	
$				-	
Total $	-		-	-	(J)

12. NET Operating Cash Flow = A+B+C-D+E-F-G-H-I-J-K

			Total
$	-	-	-

13. Interest payable for the reporting month, [July 31, 2008], is $ __________

14. Principal Reduction is $ __________

15. Total Eligible Disbursement for Direct Operating Expenses per Section 2.9(b) of Agreement is

	Total Expenses	Less Revenue Received	Total Due
$	-		-

16. Adjusted Present Value Ratio based on Reserve Report Dated __________ **is** ______

17. Current Ratio __________ **is** ______

18. Interest Coverage Ratio __________ **is** ______

Attached hereto as Exhibit ____ is a list of all payments made by the Company to any Person (other than Lender) during the production month, __________, and indicating whether the payment was (i) for operating expenses of a type described in subsection (a) to (e) of the definition of "Net Operating Cash Flow," as required per Section 5.1(b) of the Agreement.

By:________________

Name:________________

Title:________________

Date:________________

EXHIBIT E

Existing and Approved Purchasers

CONTRACT TYPE, DATE	PURCHASER NAME	PURCHASER/OPERATOR ADDRESS AND CONTACT	PROPERTY(IES) AND/OR WELL(S)
Gas Sales Agreement No. 2316-001; dated March 1, 2008	Martin Gas Sales	4200 Stone Road P.O. Box 191 Kilgore Texas 75663-0191 903-983-6200	Bossier Parish, Louisiana.
Gas Purchase Agreement; Contract No. CPE6984; dated December 1, 2007	Texon L.P.	11757 Katy Freeway Suite 1400 Houston Texas 77079 281-531-8400	Atkins Lincoln 18-1, Atkins Lincoln 18-2, Atkins Unit, R.C. Atkins 8-1 in Bossier Parish, Louisiana.
Gathering Agreement dated June 20, 2007	Vernon E. Faulconer, Inc.	1001 E.S.E. Loop 323, 160 Woodgate Centre Tyler Texas 75711 903-581-4382	Atkins Lincoln CP in Bossier Parish, Louisiana.

EXHIBIT F

Form of Security Agreement

See attached.

EXHIBIT G

Form of Subordination Agreement

See attached.

EXHIBIT H

<u>Form of Notice of Assignment of Proceeds</u>

See attached.

EXHIBIT I

Form of Deposit Account Control Agreement

See attached.

EXHIBIT J

MBL Terms and Conditions of Investment Business

See attached.

Macquarie

MACQUARIE

MACQUARIE EUROPE

TERMS AND CONDITIONS OF INVESTMENT BUSINESS

FOR PROFESSIONAL CLIENTS AND ELIGIBLE COUNTERPARTIES

FEBRUARY 2008

Level 25, Citypoint, 1 Ropemaker Street,
London, EC2Y 9HD, United Kingdom
Telephone: +44 20 7065 2000

TABLE OF CONTENTS

TERMS APPLICABLE TO ALL CLIENTS

MACQUARIE EUROPE

TERMS AND CONDITIONS OF INVESTMENT BUSINESS

TERMS APPLICABLE TO PROFESSIONAL CLIENTS AND ELIGIBLE COUNTERPARTIES

1. REGULATION

1.1 These Terms of Business are issued to you by either Macquarie Capital (Europe) Limited[1] , Macquarie Bank International Limited, or Macquarie Bank Limited (London Branch). Macquarie Capital (Europe) Limited is a company registered in England and Wales (registered number 03704031) having its registered office at Level 35 Citypoint, 1 Ropemaker Street, London EC2Y 9HD. Macquarie Bank International Limited is a company registered in England and Wales (registered number 06309906) having its registered office at Level 25 Citypoint, 1 Ropemaker St, London EC2Y 9HD. Macquarie Bank Limited is a company registered in Australia which has its London branch (registered number BR002678) at Level 25 Citypoint, 1 Ropemaker Street, London EC2Y 9HD.

1.2 In these Terms of Business "Macquarie" means Macquarie Capital (Europe) Limited, Macquarie Bank International Limited, Macquarie Bank Limited (London Branch), and any Associate (as defined in these Terms of Business) from time to time of Macquarie Group Limited which is resident in the United Kingdom. References to "we", "us" and "our" are references to the Macquarie company which is providing services to, or is otherwise dealing with, you.

1.3 Macquarie Capital (Europe) Limited, Macquarie Bank International Limited and Macquarie Bank Limited (London Branch) are authorised and regulated in the United Kingdom by the Financial Services Authority (the "FSA"), whose address is 25 The North Colonnade, Canary Wharf, London E14 5HS. Macquarie Capital (Europe) Limited's FSA reference number is 193905. Macquarie Bank International Limited's FSA reference number is 471080. Macquarie Bank Limited (London Branch)'s FSA reference number is 170934.

1.4 For the purposes of the Terms of Business, "Applicable Regulations" means all applicable laws, rules, regulations, instruments and provisions in force from time to time, including the rules, principles and codes of practice stipulated by any regulatory authority to which the parties are subject, including the FSA Rules. All the services that we provide to you under these Terms of Business are subject to Applicable Regulations so that:

1.4.1 if there is any conflict between the Terms of Business and any Applicable Regulations, the latter will prevail;

1.4.2 nothing in the Terms of Business shall exclude or restrict any duty or liability which we may have to you under Applicable Regulations; and

1.4.3 we may take or omit to take any action we consider necessary to ensure compliance with any Applicable Regulations.

2. APPLICATION AND SCOPE OF THESE TERMS

2.1 These Terms of Business are legally binding and, from 1 November 2007, supersede any other terms of business for investment business that we may previously have sent you. By providing instructions to us after 1 November 2007 you agree that the services will be provided on the basis of these Terms of Business. The Terms of Business will continue until they are terminated in accordance with section 25 (Termination).

2.2 These Terms of Business may be supplemented by, and shall be deemed to include, additional terms in respect of particular services, transactions or types of transaction that we carry out with or for you ("Additional Terms"). Such Additional Terms may already be in place between you and us prior to 1 November 2007, and, for the avoidance of doubt, such Additional Terms shall remain in full force and effect unless we notify you otherwise. Where there is any conflict between these Terms of Business and any Additional Terms, the Additional Terms shall prevail.

[1] Name change registered and effective from 1 November 2007, previous registered name was Macquarie Europe Limited. Macquarie Capital Securities is a registered trading name of Macquarie Capital (Europe) Limited

2.3 We are obliged by the FSA Rules to comply with certain rules of conduct. However, we assume no greater responsibility nor owe you any fiduciary duty, other than those imposed by the FSA Rules or the express terms of the Terms of Business.

3. THE MACQUARIE GROUP

3.1 We may introduce you to our overseas branches and associated companies (each an "Associate") for the purpose of providing any services or effecting any transactions envisaged by these Terms of Business. You agree that we may, from time to time, act as agent for any such Associate. If we agree, you may also pass orders directly to such Associates. Where you pass an order directly to an Associate based overseas or you otherwise have a direct relationship with any such Associate, these Terms of Business will not apply to your relationship with that Associate which will be governed by such other terms as may be provided by, or agreed with, the Associate (if any). Such overseas Associates may not be regulated by the FSA and, as a result, you may not have the benefit of the protections granted by the FSA Rules. The regulatory system, including compensation arrangements, applying to such overseas Associates may be different to that applicable in the UK. We shall be entitled to delegate the performance of any of our obligations under the Terms of Business to any Associate or such other person or persons as we think fit, but shall remain responsible for the acts and omissions of any such delegate as if they were our own.

4. YOUR STATUS

4.1 Based on the information available to us and as permitted by the FSA Rules, we have categorised you as an "Eligible Counterparty" and/ or as a "Professional Client" and notified you of this in a client categorisation notice (the "Client Categorisation Notice"). Even where you are categorised as an Eligible Counterparty, you will be treated as a Professional Client where Macquarie is required by the FSA Rules to treat you as a Professional Client.

4.2 You have the right to request a different client categorisation. If we receive such a request, we will inform you of whether or not we accept it and, if we do accept it, of the consequences of the re-categorisation, including any limitations to the level of protection that such a different categorisation would entail. However, until we receive such a request and inform you of our acceptance of it, we shall deal with you on the basis of our original categorisation as set out in the Client Categorisation Notice.

You agree and acknowledge that you are responsible for keeping us informed about any change that could affect your categorisation as an Eligible Counterparty or Professional Client.

4.3 If you are categorised as an Eligible Counterparty, you will not have the protection afforded by certain rules in the Conduct of Business Sourcebook of the FSA Rules, including but not limited to: 2 (other than 2.4) (conduct of business obligations), 4 (other than 4.4.1R and 4.4.2G) (communicating with clients including financial promotions), 6.1 (information about the firm, its services and remuneration), 8 (client agreements), 10 (appropriateness (for non advised services)), 11.2 (best execution), 11.3 (client order handling), 11.6 (use of dealing commission), 14.3 (information about designated investments) and 16 (reporting information to clients), all as such FSA Rule references are amended from time to time.

4.4 Unless otherwise agreed by us, if you are acting on behalf of any other person when dealing with us, we will continue to treat you alone (rather than any such other person) as our client for the purposes of the FSA Rules. However, if you act as agent on behalf of another person, you acknowledge and accept that you and your principal will be jointly and severally liable, each as if a principal, to us in respect of all of your obligations and liabilities pursuant to the Terms of Business.

5. OUR SERVICES

5.1 The services we may provide are dealing and distribution services, the arrangement of deals, and, where we separately agree with you, personal recommendations (as defined in the FSA Rules), in the following investments, together with related research:

(a) shares;

(b) debenture stock, loan stock, bonds, notes, certificates of deposit, commercial paper or other debt instruments, including government, public agency, municipal and corporate issues;

(c) warrants to subscribe for investments falling within (a) or (b) above ;

(d) depository receipts or other types of instrument relating to investments falling within (a), (b) or (c) above;

(e) units in regulated or unregulated collective investment schemes;

(f) futures and contracts for differences on commodities, securities, interest rate and debt instruments,

(g) stock or other indices, currencies and base and precious metals;

(h) spot and forward contracts on currencies, commodities, base and precious metals;

(i) options to acquire or dispose of any of the instruments falling within any of the above categories and options on options;

(j) notes, over-the-counter and other derivative products involving, referable to the value of, or granting rights or accepting obligations in respect of or by reference to one or more of the above categories together with commodities, freight, bullion, base and other precious metals;

(k) investments which are similar or related to any of the foregoing.

5.2 We may also provide other services if agreed between us.

5.3 In respect of all the above, we may enter into transactions with you as principal or as your agent. If we act as principal, a statement to that effect will be included on the confirmation.

5.4 We may also enter into transactions on your behalf under which you will incur obligations as an underwriter or sub-underwriter, subject to any limits that may from time to time be agreed between you and us in writing.

5.5 Subject to the foregoing, and unless agreed otherwise in writing, there are no restrictions on the markets or types of investment in which we may carry on business on your behalf.

5.6 For some products and transactions, we will be unable to provide our services to you unless you have entered into the relevant Additional Terms. We may also provide you with specific or general risk warnings in relation to some products or transactions, or types of products or transactions (for example in relation to contingent liability transactions which may commit you to further payment or liability beyond your initial outlay). You undertake to read such risk warnings and take them into account when deciding whether or not to instruct us in relation to the relevant products or transactions.

5.7 When providing services to you, we will assume that you have the necessary experience and knowledge in order to understand the risks involved in relation to those services or relevant transactions.

5.8 You acknowledge that unless we separately agree to provide you with personal recommendations (as defined in the FSA Rules) you are required to make your own assessment of any transaction that you are considering and should not rely on any information, proposal or other communication from us as being investment advice.

5.9 If we do agree to provide you with personal recommendations (as defined under the FSA Rules):

5.9.1 we will only advise you on the products, services and transactions provided by us or an Associate;

5.9.2 you undertake to provide to us on request all information regarding your investment objectives and, where you are an elective professional client (as defined in the FSA Rules) your financial situation, so as to enable us to provide investment advice that is suitable for you. You represent and warrant that such information is complete and accurate in all material respects;

5.9.3 we are entitled to assume that:

(a) in relation to the relevant transactions where investment advice is being provided, you have the necessary experience and knowledge in order to understand the risks involved in relation to those services or relevant transactions; and

(b) where you are a per se professional client (as defined in the FSA Rules), that you are financially able to bear any related investment risks consistent with your investment objectives in relation to the proposed products, transactions and services.

5.9.4 if you do not, or are unable to, provide us with the information we request in a timely manner, or we consider that the relevant product, service or transaction is not suitable for you, then this may result in a delay in dealing and/ or we may refuse to deal with or for you. It is your responsibility to seek further advice if your circumstances have changed.

6. INSTRUCTIONS

6.1 We may rely and act on any instructions, notices or requests of any person who is, or whom we reasonably believe to be, a person designated or authorised by you to give such instructions, notices or requests (whether given in writing or by telex, telephone, computer-based systems or other media) but we will not be obliged to do so. You warrant that any list(s) of persons named by you as authorised to give instructions and sign documents and take other actions in respect of funds and investments will be correct at the date thereof. You shall notify us immediately of any amendments to such list(s) and provide specimen signatures of new signatories.

6.2 You shall promptly give any instructions to us which we may require in respect of any transaction or proposed transaction. If you do not provide such instructions promptly or following reasonable efforts by us, we are unable to contact you, we may, in our absolute discretion, take such steps at your cost as we consider necessary or desirable for our or your protection. If you do not provide us with notice of your intention to exercise an option at the time stipulated by us, we may treat the option as abandoned by you and, if so, will notify you.

6.3 If, after instructions are received, we believe it is not reasonably practicable to act upon such instructions within a reasonable time, we may defer acting upon those instructions until it is, in our reasonable opinion, practicable to do so or notify you that we are refusing to act upon such instructions. We shall not be liable for any losses resulting from such deferral or refusal.

6.4 We reserve the right to terminate any trading arrangements with you at any time and are not obliged to accept any particular order or to agree to enter into a transaction with you or carry out an instruction received from you. We may require (but shall not be obliged to require) written confirmation before acting on oral instructions.

6.5 If we effect a transaction with or for you, this shall not be taken to mean that we recommend, or concur on the merits of, the transaction or that the transaction is suitable for you. If we provide advice to you such advice shall be express and may be given orally or in writing. We shall not be required to ensure that such advice takes into account any research or other recommendations we may have published from time to time. We shall not be obliged to provide you with copies of any published research or recommendations either at the same time as it is provided to an Associate or third parties or at all. We may, subject to the FSA Rules, effect own account transactions at any time in investments which are or have been the subject of such advice and/or publications, or any related investments. No research shall constitute an offer by us or any associated company to buy or sell any investment.

6.6 We shall not be liable for any loss, expense, cost or liability (including consequential loss) suffered or incurred by you as a result of instructions being given, or any other communications being made, via the Internet or other electronic medium. You will be solely responsible for all orders, and for the accuracy of all information, sent via the Internet or other electronic medium using your name or personal identification number. We will not execute an order until we have verified the order to you and transmission of an order shall not give rise to a binding contract between us and you.

6.7 If you are authorised under the Financial Services and Markets Act 2000 you agree that you will comply at all times with all relevant FSA Rules and you will be responsible for and will have undertaken all necessary identification and verification checks for the purposes of complying with statutory and FSA money laundering requirements in respect of each principal for whom you act.

6.8 You confirm that we may use voice recording procedures in connection with receiving orders or instructions with or without the use of an automatic warning device. Our voice records shall be and remain our sole property and will, in the absence of manifest error, be conclusive evidence of the orders, instructions or conversations so recorded. The period for retention of such voice records shall be at our discretion.

7. EXECUTION OF ORDERS

If you are a Professional Client, the FSA Rules on best execution may apply. A summary of our current Order Execution Policy, as relevant to Professional Clients, has been provided to you. By agreeing to these Terms of Business and by providing instructions to us, you agree to the terms of our Order Execution Policy. In particular you consent to us effecting transactions on your behalf outside a regulated market or multilateral trading facility (as both terms are defined in the FSA Rules). You acknowledge that when executing certain transactions we will not be executing orders on your behalf and will not be subject to the obligation under the

FSA Rules to take all reasonable steps to obtain the best possible result taking into account the execution factors (as defined in the FSA Rules). The circumstances in which we will not be executing orders on your behalf are set out in the summary of our Order Execution Policy.

7.1 Orders may be executed by us or passed to any Associate or intermediate broker for execution. Transactions are subject to:

(a) the terms and conditions of any intermediate broker;

(b) the customs and regulations of the relevant market, exchange and clearing house ("Market Rules"); and

(c) any other terms covering any particular transaction under the rules of any market or exchange or

(d) any separate agreement between you and us.

7.2 We may take or omit to take any action which we consider necessary or desirable in order to ensure compliance with any of the above or the FSA Rules. We shall not be liable for any loss suffered by you as a result of our taking or omitting to take any such action or as a result of the acts or omissions of any market, exchange or clearing house.

7.3 Where you place a client limit order in respect of shares admitted to trading on a regulated market and the order is not immediately executed under prevailing market conditions, we shall assume that you do not wish us to make the order public in a manner which is easily accessible to other market participants unless you expressly instruct us otherwise.

8. OUR RESPONSIBILITIES AT SETTLEMENT

8.1 We are not obliged to settle transactions or account to you unless and until we (or our settlement agents) have received all necessary documents or money from you and/or a counterparty (as appropriate). Where we undertake transactions for you delivery or payment is entirely at your risk except to the extent that any failure of delivery or payment is a result of our negligence, wilful default or fraud. In the case of securities which have already been assented to an offer, settlement may be delayed if the transaction can only be completed with securities issued by the offeror.

8.2 Settlement of transactions may be administered by one of our Associates and you agree that we may pass all relevant information to any such Associate to enable it to administer such settlement.

9. YOUR RESPONSIBILITIES AT SETTLEMENT

9.1 You will be responsible for the due performance of every transaction which we enter into with or for you, whether you are dealing as principal or as agent for another person. You will deliver any money or property due under a transaction carried out pursuant to these Terms of Business in accordance with the terms of the transaction or otherwise in accordance with our reasonable requests. We may buy investments to cover any liabilities of yours to deliver investments to us. We may debit your account(s) with any loss we suffer and/or cost we incur in this way.

10. OUR CHARGES

10.1 Our charges for the services described in the Terms of Business will be disclosed to you in accordance with the FSA Rules. You will pay the charges prevailing at the time the services are provided. All charges are exclusive of VAT. Any alteration to charges will be notified to you before the time of the change.

10.2 We may pay or receive fees, commissions or non-monetary benefits to or from any Associate or other third party in connection with the services where permitted by FSA Rules. If you are a Professional Client, we will provide you with separate disclosure of the essential arrangements relating to such fees, commissions or non-monetary benefits.

10.3 You will be responsible for payment of all taxes, brokerage, transfer fees, registration fees, stamp duty and all other liabilities, charges, costs and expenses payable or incurred by us and/or a custodian in connection with the services described in these Terms of Business except to the extent that such liabilities, charges, costs and expenses arise from our negligence, wilful default or fraud. We may deduct from sums due to you or withhold any such estimated or actual charges at our reasonable discretion. Any difference between such estimated amounts and the final confirmed liability shall be promptly credited or debited to your account.

10.4 We may share our charges with all or any of our Associates or any third party.

11. AGGREGATION OF ORDERS

11.1 We may combine your order with our own orders, orders of Associates and persons connected with us and orders of other clients. Aggregation will only take place if we believe it is likely that the aggregation will not work overall to the disadvantage of each of the Professional Clients concerned. However, the effect of aggregation may work on some occasions to your disadvantage in relation to a particular order.

12. YOUR MONEY

12.1 Where you are dealing with either Macquarie Bank Limited (London Branch) or Macquarie Bank International Limited any money held in an account with them will not be treated as client money within the meaning of the FSA Rules and we will not therefore be required to segregate such money, as that money will be held by us as banker and not as trustee.

12.2 Subject to the preceding paragraph and unless agreed otherwise, we will treat your money as client money and hold it in accordance with the client money FSA Rules.

12.3 We may transfer your money to an overseas branch of Macquarie Bank Limited (an authorised deposit-taking institution regulated by the Australian Prudential Regulatory Authority) and/or Macquarie Bank International Limited which are part of the same group of companies as Macquarie Capital (Europe) Limited, deposit your money in an overseas approved bank or pass your money to an overseas intermediate broker, settlement agent or counterparty outside the United Kingdom. In such circumstances, the legal and regulatory regime applying to the overseas branch, approved bank, intermediate broker, settlement agent or counterparty will be different from that of the United Kingdom and, in the event of their failure, money may be treated in a different manner from that which would apply if the money was held by a bank, intermediate broker, settlement agent or counterparty in the United Kingdom.

12.4 Your money may be held or controlled by a third party, such as an exchange, a clearing house or an intermediate broker to enable transactions to be effected in accordance with your instructions or to meet your obligations to provide collateral for a transaction.

12.5 Interest will not be payable to you on money held unless otherwise agreed between you and us.

12.6 We may (but shall not in any circumstances be obliged to) convert any monies held for you into such other currency as we consider necessary or desirable to cover your obligations and liabilities in that currency at such rate of exchange as we shall select. We shall be entitled to charge and retain for our own account such administration fee for arranging such conversion as we may from time to time specify.

12.7 If, from time to time, there has been no movement on an account (notwithstanding payments of interest or similar amounts) for six years we may close the relevant account and retain the sums contained therein for our own benefit provided we have first taken reasonable steps to notify you and return the balance. We agree to make good any valid claim made by you in respect of any balance on an account closed in this way.

13. CONTRACT NOTES AND STATEMENTS

13.1 We will promptly provide you with confirmation of all transactions carried out on your behalf in accordance with the FSA Rules unless confirmation is provided to you by a third party, for example by a broker through whom we deal. You agree that we may send confirmations, contract notes and other statements electronically and, subject to legal, regulatory and market requirements we may send you a single confirmation or contract note in respect of a series of transactions unless agreed otherwise. In the absence of manifest error, all confirmations, contract notes and other statements which we send to you will be conclusive and binding on you unless you notify us in writing within 5 days of the date of the confirmation or statement that you disagree with its contents.

14. CUSTODY OF YOUR INVESTMENTS

14.1 We will not be obliged to provide or arrange for any custody services in respect of your investments. All investments purchased through us and requiring registration will be registered in your name or as you may request, in the name of an eligible nominee or eligible custodian in accordance with FSA Rules. We accept no liability for the negligence or other default of a third party nominee or custodian.

15. RIGHTS ISSUES, TAKEOVERS, ETC.

15.1 Unless we accept your specific instructions as regards investments which we are holding on your behalf, we shall not be responsible for:

(a) taking up any rights;

(b) exercising any conversion or subscription rights;

(c) dealing with takeover or other offers or capital reorganisations;

(d) exercising voting rights; or

(e) exercising any other rights which are conferred by any investments held by us or to our order for your account.

15.2 In the event that we hold investments on your behalf, we shall endeavour to advise you of the occurrence of any such rights, offers or capital reorganisations upon becoming aware of the same.

16. MARGINS, COLLATERAL AND PAYMENT

16.1 This section 16 shall apply to the provision of security, margin or collateral. Where another agreement or general terms are in effect relating to the provision of security, margin or collateral then such other agreement or general terms shall prevail to the extent there is any conflict between such agreement or terms and this section

16.2 You shall pay to us on demand:

(a) such sums of money by way of deposits, or as initial or variation margin as we may require being, in the case of a transaction effected on an exchange, not less than the amount or percentage stipulated by the relevant exchange;

(b) such sums of money as may from time to time be due to us under a transaction and such sums as may be required in or towards clearance of any debit balance on any account with us; and

(c) such sums of money as we may from time to time require as security for your obligations to us.

16.3 With our prior written agreement on each occasion, you may deposit securities or other assets ("collateral") with us or provide us with a guarantee or indemnity from a person and in a form acceptable to us instead of cash for the purpose of complying with your obligations under this section 16. Any securities or other assets so deposited may be held by an intermediate broker who will be responsible for claiming and receiving all interest payments, income and other rights accruing to you. We accept no responsibility whatsoever for the acts or omissions of any intermediate broker and shall not be liable to you for any losses resulting directly or indirectly from such acts or omissions.

16.4 Notwithstanding any other provision of these Terms of Business, money and collateral provided to us under this section 16 shall be transferred absolutely to us for our own benefit and use.

16.5 We may:

(a) pass on any money or collateral received from you in order to satisfy our or your obligations to any third party;

(b) charge, pledge or grant any security arrangement over collateral in order to satisfy our or your obligations to any third party, in which case the collateral may not be registered in your name;

(c) lend collateral to any third party, in which case the collateral may not be registered in your name; and

(d) return to you assets other than the original collateral or type of collateral.

16.6 We shall not be obliged to account to you for any income received as a result of carrying out any of these activities.

16.7 If you fail to provide any margin, deposit or other sum due under these Terms of Business we may close out any open position without prior reference to you and apply any proceeds thereof to payment of any amounts due to us.

16.8 You may not withdraw or substitute any property which we hold as security, margin or collateral without our prior consent.

16.9 You shall, immediately upon request, execute all documents and do all such things as we may reasonably request in order to enable us to exercise our rights under this section 16 or section 19.

17. RIGHT TO RETAIN YOUR FUNDS

17.1 We may retain or make deductions from amounts which we owe to you or are holding for you in respect of all sums due and payable by you to us (including margin, fees and commission) even though arising in a different transaction. Where debits and credits are expressed in different currencies, and we would have had a right of retention or set-off if the sums concerned had been in the same currency, we shall be entitled at your expense to convert any sums owing to you into the currency of your debt to us for the purpose of effecting the said retention or set-off.

18. POWER OF SALE OVER YOUR INVESTMENTS

18.1 All investments (including collateral) which we hold or are entitled to receive on your behalf shall be a continuing security for the payment and satisfaction of all sums which may at any time be or become due from you to us, including any interest payable to us hereunder and reasonable costs, charges and expenses paid or incurred in perfecting or enforcing our security or otherwise.

18.2 If you fail to meet your liabilities under these Terms of Business as and when they become due we may, without prior notice, sell all or any of such investments at such price and in such manner as we may in our reasonable discretion decide without being responsible for any loss or diminution in price and apply any proceeds of such sale in or towards:

(a) discharge of the costs of such sale; and

(b) discharge of the sums secured by this section 18.

18.3 If you fail to meet your liabilities under these Terms of Business we may close out or require you to close out immediately any open positions and/or buy any investment or other property where this is, or is in our reasonable opinion likely to be, necessary in order for us to fulfil our obligations under any transaction entered into as a result of your instructions (you shall reimburse us for the full amount of the purchase price plus any associated costs and expenses) and/or treat any outstanding transactions as cancelled and terminated.

19. CUSTOMER WARRANTIES

19.1 You warrant and represent that:

(a) you are not under any legal disability with respect to, and are not subject to any law or regulation which prevents your performance of, these Terms of Business or any transaction contemplated by these Terms of Business;

(b) you have obtained all necessary consents and have the capacity and authority to enter into these Terms of Business;

(c) investments or other property supplied by you shall, subject to these Terms of Business, at all times be free from any charge, lien, pledge or encumbrance and, unless you are a trustee, shall be beneficially owned by you; and

(d) you are in compliance with all laws to which you are subject including, without limitation, all tax laws and regulations, exchange control requirements and registration requirements that would affect the enforceability of these Terms of Business or the transactions.

19.2 The warranties and representations in this section 19 shall be deemed to be repeated each time you provide instructions, investments or collateral to us.

20. CONFLICT OF INTERESTS

20.1 Macquarie has established and implemented a conflicts policy at group level (which may be revised and updated from time to time) (the "Conflicts Policy") pursuant to the FSA Rules, which sets out how we must seek to identify and manage all material conflicts of interest.

20.2 You agree that we may transact business in circumstances where we have, or which give rise to, and may maintain, such an interest, relationship or arrangement without prior reference to you and retain all benefits received therefrom. In addition, we may provide advice and other services to third parties whose interests may be in conflict or competition with your interests. We, our Associates and our or their employees may take positions opposite to you or may be in competition with you to acquire the same or a similar position. We will not deliberately favour any person over you but will not be responsible for any loss which may result from such competition.

20.3 Such conflicting interests or duties may arise because:

(a) we may be dealing as principal or agent or be registered as a market maker in the investments that are the subject of a transaction or providing services to other persons with interests in or proposing to acquire such investments;

(b) we may be a financial adviser or lending banker to the issuer of such investments;

(c) we may be dealing as agent on your behalf with a person connected with us or conducting an "agency cross" by matching your order with the order of another party (who may be a person connected with us) or receive a commission or other payment from the counterparty or broker to any transaction which we carry out on your behalf;

(d) a transaction may be in units in a unit trust or collective investment scheme of which a person connected with us is a manager or trustee or in investments where the issuer is a person connected with us or in investments in which we or a person or persons connected with us have undertaken or underwritten an issue within a period of 12 months before the date of the transaction;

(e) a transaction may be in investments in respect of which we or a person or persons connected with us are contemporaneously trading or have traded on our own account or have either a long or short position;

(f) we may have acted upon or used our, or their, published research recommendations (or the conclusions which they expressed or the research or analysis on which they are based) before the recommendations have been published to our (or their) customers;

(g) we may deal with you as principal in a foreign exchange transaction.

20.4 You should also understand that we or persons connected with us may carry on corporate finance business for clients. In such circumstances you may receive or see an investment publication or other document communicated or approved by us, or containing invitations, offers, recommendations or advice from us, or persons with which we are associated, to the public or a class of persons in which you are included. However, you should not treat that as representing advice from us to you as a customer about suitability, or look to us to regard you as a customer, whether for the purpose of securing best execution or otherwise. Before entering into any commitment in such a case, you are recommended to seek specific advice on the merits and suitability of the proposed transaction.

21. INDEMNITY AND LIABILITY

21.1 You shall fully indemnify us and keep us fully indemnified against all losses, expenses, costs and liabilities (together "Losses") which arise as a result of or in connection with your breach of these Terms of Business or the proper provision by us of the services or the exercise of any rights envisaged by these Terms of Business (including, for the avoidance of doubt, any fines which may be imposed upon us as a result of late settlement of any transaction and any costs incurred in enforcing our rights or defending any action or claim brought by a third party or any losses arising from acting on your instructions, or instructions reasonably believed to be given by you or on your behalf).

21.2 We shall not be liable for any Losses suffered or incurred by you unless such Losses are suffered or incurred as a result of our negligence, wilful default or fraud. We shall not be responsible for any consequential loss suffered or incurred by you whether arising from our negligence or otherwise or for any loss suffered or incurred by you as a result of any third party failing to perform its obligations to us.

21.3 Macquarie Capital (Europe) Limited and Macquarie Bank International Limited are not authorised deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia), and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Capital (Europe) Limited and Macquarie Bank International Limited.

22. INTEREST

22.1 If you fail to pay any amount when it is due, we reserve the right to charge interest (both before and after judgment) on such unpaid amount calculated at the rate reasonably determined by us to be the reasonable cost of funding such overdue amount. Such interest shall accrue and be calculated daily from the due date to the date of payment and shall be compounded monthly.

23. COMPLAINTS PROCEDURE

23.1 We have internal procedures for handling complaints fairly and promptly. You may submit a complaint to the compliance officer, for example, by letter, telephone, fax or e-mail. We will send you a written acknowledgement of your complaint enclosing details of our complaints procedure. Further details regarding our complaints procedures are available on request.

24. CHANGES TO THESE TERMS OF BUSINESS

24.1 We may amend these Terms of Business by sending you a written notice describing the relevant changes. Such changes will become effective on a date to be specified in the notice.

24.2 Any changes to these Terms of Business proposed by you will become effective only once they have been agreed by us in writing.

25. TERMINATION

25.1 You are entitled to terminate these Terms of Business by giving immediate written notice to us, as we may by giving you immediate written notice. No penalty will become due from either you or us in respect of the termination of these Terms of Business. However, we may require you to pay charges for transferring any investments held for you. Termination of these Terms of Business will not affect any outstanding order or transaction or accrued charges under these Terms of Business or any legal rights or obligations which may already have arisen.

26. CONFIDENTIALITY

26.1 Subject to section 27, neither party to these Terms of Business shall, without the prior written consent of the other, use or disclose any information relating to the business, investments, finances or other matters of a confidential nature of the other party except to the extent that such use or disclosure is to an Associate or is required by law or any regulatory authority or is desirable for the purposes of, or to enable the disclosing party to properly perform its obligations under, these Terms of Business.

26.2 Neither we nor any Associate is obliged to disclose to you or to take into consideration or utilise for your benefit any fact, matter or thing:

(a) if in our or its opinion disclosure of the information would or might be a breach of duty or confidence to any other person or render our or its employees liable to criminal or civil proceedings ; or

(b) which comes to the notice of an officer, employee or agent of ours or of any Associate but does not come to the actual notice of the individual or individuals with whom you are dealing.

26.3 The obligations in this section 26 shall not apply to any confidential information lawfully in a party's possession otherwise than as a result of the Terms of Business or coming into the public domain otherwise than by breach by any party of its obligations contained in the Terms of Business. For the avoidance of doubt, we and our Associates will be entitled to disclose confidential information if we are required or

requested to disclose such information by a relevant regulatory authority or pursuant to any Applicable Regulations.

26.4 The provisions of this section 26 shall continue to bind you and us after termination of these Terms of Business.

27. DATA PROTECTION

27.1 We may use, store or otherwise process any personal information provided by you, your employees, agents or representatives. Such personal information may be processed by us for the purpose of administering these Terms of Business, providing services to you, or marketing financial services and products provided by us or third parties to you ("Permitted Purposes"). If you do not want personal information to be used for marketing purposes, please notify us. We may, for any Permitted Purpose, transfer or disclose personal information to any Associate of ours anywhere in the world, to any person acting on our behalf and to any person to whom we are permitted to delegate any of our functions under these Terms of Business (other than to the extent that you have indicated that you do not want your personal information to be used for marketing purposes). You agree to the processing and disclosure of personal information for the Permitted Purposes and agree to procure such consent from your employees, agent and representatives. You also agree that the Permitted Purposes may be amended to include other uses or disclosures of personal information by notice to you. You may request us to make available to you a copy of your personal information.

28. ASSIGNMENT

28.1 You may not assign any of your rights or delegate any of your obligations under these Terms of Business.

29. DELAY OR OMISSION

29.1 No delay or omission in exercising any right, power or remedy provided by law or under these Terms of Business, or partial or defective exercise thereof, shall prevent further or other exercise of, or operate as a waiver of, such right, power or remedy. No waiver of any breach of any term of these Terms of Business shall (unless expressly agreed in writing by the waiving party) be construed as a waiver of a future breach of the same term or as authorising a continuation of the particular breach.

30. GENERAL

30.1 These Terms of Business shall be governed by and construed in accordance with the laws of England and each party submits to the non-exclusive jurisdiction of the English Courts.

30.2 If at any time any provision of these Terms of Business is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of these Terms of Business under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall be in any way affected.

30.3 We shall not be in breach of these Terms of Business and shall not be liable or have responsibility of any kind for any loss or damage incurred by you as a result of our failure to perform any or all of our obligations, where such failure arises from or is attributable to either acts, events or omissions or accidents beyond our reasonable control, including but without limitation any breakdown, malfunction or failure of transmission, act of God, war, terrorism, malicious damage, civil commotion, failure of any computer system, interruptions of power supplies or industrial action.

30.4 We shall be entitled to communicate with you by telephone, fax, e-mail or by post. You may communicate with us by post at the address given in section 1.1 of these Terms of Business, telephone, fax or electronic mail, unless you are obliged to communicate in writing under these Terms of Business, in which case you may communicate with us by letter delivered by post or personal delivery to that address.

30.5 You confirm that you have regular access to the Internet and consent to us providing you with information, including information about our Order Execution Policy and information about the nature and risks of investments, by electronic message or by posting such information on our website at http://www.macquarie.com/eu/ or such other website as we may from time to time notify to you.

APPENDIX - RISK WARNING NOTICE

This notice is supplementary to the terms and conditions for investment business which you may receive from time to time ("the Terms of Business").

1. GENERAL

The value of investments and the income from them may fluctuate and go down as well as up. There is no guarantee that you will get back the amount initially invested. The value of investments may be affected by a variety of factors, including economic and political developments, interest rates and foreign exchange rates, as well as issuer-specific events.

Investments denominated in currencies other than your base currency carry the risk of exchange-rate movements. A movement in exchange rates may have a separate effect, unfavourable as well as favourable, on your gains and losses. Hedging techniques may, in certain circumstances, be limited or not be successful.

The market for some investments may be restricted or illiquid. There may be no readily available market and from time to time there may be difficulty in dealing in such investments or obtaining reliable information about the value and extent of risks associated with such investments.

2. EQUITY SECURITIES

Buying equity securities (the most common form of which is shares) will mean that you will become a member of the issuer company and participate fully in its economic risk. Holding equity securities will generally entitle you to receive any dividend distributed each year (if any) out of the issuer's profits made during the reference period.

Generally, holdings in equity securities will expose you to more risk than debt securities since remuneration is tied more closely to the profitability of the issuer. In the event of insolvency of the issuer, your claims for recovery of your equity investment in the issuer will generally be subordinated to the claims of both preferred or secured creditors and ordinary unsecured creditors of the issuer.

There is an extra risk of losing money when shares are bought in some smaller companies, such as penny shares. There is a big difference between the buying price and the selling price of these shares. If they have to be sold immediately, you may get back much less than was paid for them. The price may change quickly and it may go down as well as up.

If you buy equity securities you will be exposed to both the specific risks associated with individual securities held (and the financial soundness of their issuers), as well as the systemic risks of the equity securities markets.

3. DERIVATIVES

This notice cannot disclose all the risks and other significant aspects of warrants and/or derivative products such as futures, options, and contracts for differences. You should not deal in these products unless you understand their nature and the extent of your exposure to risk. You should also be satisfied that the product is suitable for you in the light of your circumstances and financial position. Certain strategies, such as a 'spread' position or a 'straddle', may be as risky as a simple 'long' or 'short' position. Although warrants and/or derivative instruments can be utilised for the management of investment risk, some of these products are unsuitable for many investors. Different instruments involve different levels of exposure to risk and in deciding whether to trade in such instruments you should be aware of the following points.

(a) WARRANTS

A warrant is a time-limited right to subscribe for shares, debentures, loan stock or government securities and is exercisable against the original issuer of the underlying securities.

A relatively small movement in the price of the underlying security results in a disproportionately large movement, unfavourable or favourable, in the price of the warrant. The prices of warrants can therefore be volatile.

It is essential for anyone who is considering purchasing warrants to understand that the right to subscribe which a warrant confers is invariably limited in time with the consequence that if the investor fails to exercise this right within the predetermined timescale then the investment becomes worthless.

You should not buy a warrant unless you are prepared to sustain a total loss of the money you have invested plus any commission or other transaction charges.

Some other instruments are also called warrants but are actually options (for example, a right to acquire securities which is exercisable against someone other than the original issuer of the securities, often called a 'covered warrant').

(b) OFF-EXCHANGE WARRANT TRANSACTIONS

Transactions in off-exchange warrants may involve greater risk than dealing in exchange traded warrants because there is no exchange market through which to liquidate your position, or to assess the value of the warrant or the exposure to risk. Bid and offer prices need not be quoted, and even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what is a fair price.

Your firm must make it clear to you if you are entering into an off-exchange transaction and advise you of any risks involved.

(c) FUTURES

Transactions in futures involve the obligation to make, or to take, delivery of the underlying asset of the contract at a future date, or in some cases to settle the position with cash. They carry a high degree of risk. The 'gearing' or 'leverage' often obtainable in futures trading means that a small deposit or down payment can lead to large losses as well as gains. It also means that a relatively small movement can lead to a proportionately much larger movement in the value of your investment, and this can work against you as well as for you. Futures transactions have a contingent liability, and you should be aware of the implications of this, in particular the margining requirements, which are set out in paragraph 8.

(d) OPTIONS

There are many different types of options with different characteristics.

Buying options:

Buying options involves less risk than selling options because, if the price of the underlying asset moves against you, you can simply allow the option to lapse. The maximum loss is limited to the premium, plus any commission or other transaction charges. However, if you buy a call option on a futures contract and you later exercise the option, you will acquire the future. This will expose you to the risks described under 3 and 8.

Writing options

If you write an option, the risk involved is considerably greater than buying options. You may be liable for margin to maintain your position and a loss may be sustained well in excess of the premium received. By writing an option, you accept a legal obligation to purchase or sell the underlying asset if the option is exercised against you, however far the market price has moved away from the exercise price. If you already own the underlying asset which you have contracted to sell (when the options will be known as 'covered call options') the risk is reduced. If you do not own the underlying asset ('uncovered call options') the risk can be unlimited. Only experienced persons should contemplate writing uncovered options, and then only after securing full details of the applicable conditions and potential risk exposure.

Traditional options

Certain London Stock Exchange member firms under special exchange rules write a particular type of option called a 'traditional option'. These may involve greater risk than other options. Two-way prices are not usually quoted and there is no exchange market on which to close out an open position or to effect an equal and opposite transaction to reverse an open position. It may be difficult to assess its value or for the seller of such an option to manage his exposure to risk.

Certain options markets operate on a margined basis, under which buyers do not pay the full premium on their option at the time they purchase it. In this situation you may subsequently be called upon to pay margin on the option up to the level of your premium. If you fail to do so as required, your position may be closed or liquidated in the same way as a futures position.

(d) CONTRACTS FOR DIFFERENCES

Futures and options contracts can also be referred to as contracts for differences. These can be options and futures on the FTSE 100 index or any other index, as well as currency and interest rate swaps. However, unlike other futures and options, these contracts can only be settled in cash. Investing in a contract for differences carries the same risks as investing in a future or an option and you should be aware of these as set out in paragraphs 3 and 4 respectively. Transactions in contracts for differences may also have a contingent liability and you should be aware of the implications of this as set out in paragraph 8.

(e) OFF-EXCHANGE TRANSACTIONS IN DERIVATIVES

It may not always be apparent whether or not a particular derivative is arranged on exchange or is an off-exchange derivative transaction. Your firm must make it clear to you if you are entering into an off-exchange derivative transaction.

While some off-exchange markets are highly liquid, transactions in off-exchange or 'non transferable' derivatives may involve greater risk than investing in on-exchange derivatives because there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of the position arising from an off-exchange transaction or to assess the exposure to risk. Bid prices and offer prices need not be quoted, and, even where they are, they will be established by dealers in these instruments and consequently it may be difficult to establish what is a fair price.

4. FOREIGN MARKETS

Foreign markets will involve different risks from the UK markets. In some cases the risks will be greater. On request, your firm must provide an explanation of the relevant risks and protections (if any) which will operate in any foreign markets, including the extent to which it will accept liability for any default of a foreign firm through whom it deals. The potential for profit or loss from transactions of foreign markets or in foreign denominated contracts will be affected by fluctuations in foreign exchange rates.

5. CONTINGENT LIABILITY INVESTMENT TRANSACTIONS

Contingent liability investment transactions, which are margined, require you to make a series of payments against the purchase price, instead of paying the whole purchase price immediately.

If you trade in futures contracts for differences or sell options, you may sustain a total loss of the margin you deposit with your firm to establish or maintain a position. If the market moves against you, you may be called upon to pay substantial additional margin at short notice to maintain the position. If you fail to do so within the time required, your position may be liquidated at a loss and you will be responsible for the resulting deficit. Even if a transaction is not margined, it may still carry an obligation to make further payments in certain circumstances over and above any amount paid when you entered the contract.

Save as specifically provided by the FSA, your firm may only carry out margined or contingent liability transactions with or for you if they are traded on or under the rules of a recognised or designated investment exchange. Contingent liability investment transactions which are not so traded may expose you to substantially greater risks.

6. LIMITED LIABILITY TRANSACTIONS

Before entering into a limited liability transaction, you should obtain from your firm or the firm with whom you are dealing a formal written statement confirming that the extent of your loss liability on each transaction will be limited to an amount agreed by you before you enter into the transaction.

The amount you can lose in limited liability transactions will be less than in other margined transactions, which have no predetermined loss limit. Nevertheless, even though the extent of the loss will be subject to the agreed limit, you may sustain the loss in a relatively short time. Your loss may be limited, but the risk of sustaining a total loss to the amount agreed is substantial.

7. COLLATERAL

If you deposit collateral as security with your firm, the way in which it will be treated will vary according to the type of transaction and where it is traded. There could be significant differences in the treatment of your collateral, depending on whether you are trading on a recognised or designated investment exchange, with the rules of that exchange (and the associated clearing house) applying, or trading off-exchange. Deposited collateral may lose its identity as your property once dealings on your behalf are undertaken.

Even if your dealings should ultimately prove profitable, you may not get back the same assets which you deposited, and may have to accept payment in cash. You should ascertain from your firm how your collateral will be dealt with.

8. COMMISSIONS

Before you begin to trade, you should obtain details of all commissions and other charges for which you will be liable. If any charges are not expressed in money terms (but, for example, as a percentage of contract value), you should obtain a clear and written explanation, including appropriate examples, to establish what such charges are likely to mean in specific money terms. In the case of futures, when commission is charged as a percentage, it will normally be as a percentage of the total contract value, and not simply as a percentage of your initial payment.

9. SUSPENSIONS OF TRADING

Under certain trading conditions it may be difficult or impossible to liquidate a position. This may occur, for example, at times of rapid price movement if the price rises or falls in one trading session to such an extent that under the rules of the relevant exchange trading is suspended or restricted. Placing a stop-loss order will not necessarily limit your losses to the intended amounts, because market conditions may make it impossible to execute such an order at the stipulated price.

10. CLEARING HOUSE PROTECTION

On many exchanges, the performance of a transaction by your firm (or third party with whom he is dealing on your behalf) is 'guaranteed' by the exchange or clearing house. However, this guarantee is unlikely in most circumstances to cover you, the customer, and may not protect you if your firm or another party defaults on its obligations to you. On request, your firm must explain any protection provided to you under the clearing guarantee applicable to any on-exchange derivatives in which you are dealing. There is no clearing house for traditional options, or normally for off-exchange instruments.

11. INSOLVENCY

Your firm's insolvency or default, or that of any other brokers involved with your transaction, may lead to positions being liquidated or closed out without your consent. In certain circumstances, you may not get back the actual assets which you lodged as collateral and you may have to accept any available payments in cash. On request, your firm must provide an explanation of the extent to which it will accept liability for any insolvency of, or default by, other firms involved with your transactions.

ANNEX I

Lenders

Lenders, Lenders' Percentages and Maximum Commitment

Lender	Commitment	Lender Percentage
Macquarie Bank Limited	$ 25,000,000.00	100.0%

Lender and Administrative Agent

Administrative Agent's Office
(only for payments and Advance Requests)

Macquarie Bank Limited, Administrative Agent
500 Dallas Street
Suite 3100
Houston, Texas 77002
Attn: Mike Sextro
Phone: (713) 275-6207
Fax: (713) 275-6222
Email: michael.sextro@macquarie.com

Agent's Wire Instructions

Bank of New York
New York, New York 10004
ABA #: 021000018
Favour: Macquarie Bank Limited – OBU Sydney
Sydney
A/C No.: 8900055375
Chips UID: 236386
REFERENCE: Southern Star Energy

All Other Notices to Agent

Macquarie Bank Limited, Administrative Agent
500 Dallas Street
Suite 3100
Houston, Texas 77002
Attn: Linda Cox
Phone: (713) 275-6221
Fax: (713) 275-6222
Email: linda.cox@macquarie.com

with a copy to:

Greenberg Traurig, LLP
1000 Louisiana Street, 17th Floor
Houston, Texas 77002
Attn: Douglas C. Atnipp
Phone: (713) 374-3515
Fax: (713) 374-3505
Email: atnippd@gtlaw.com

Notices to Macquarie Bank Limited as a Lender

Macquarie Americas Corp.
500 Dallas Street
Suite 3100
Houston, Texas 77002
Attn: Mike Sextro
Phone (713) 275-6207
Fax: (713) 275-6222
Email: michael.sextro@macquarie.com

with a copy to:

Greenberg Traurig, LLP
1000 Louisiana Street, 17th Floor
Houston, Texas 77002
Attn: Douglas C. Atnipp
Phone: (713) 374-3515
Fax: (713) 374-3505
Email: atnippd@gtlaw.com

Schedule 2.2(a)

Properties for Development Funds

See attached.

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
1	Patricia Brownlee, Agent	Meagher Oil & Gas Properties, Inc.	4/24/2006	50.000000	37.500000	0.200000	1369	178	0.4	0.304
2	Patricia Brownlee Revocable Trust	Meagher Oil & Gas Properties, Inc.	4/24/2006	50.000000	6.250000	0.200000	1374	155	0.4	0.304
3	Alice Joyce Ritter	Meagher Oil & Gas Properties, Inc.	5/1/2006	50.000000	6.250000	0.200000	1369	172	0.4	0.304
4	Catherine Farrell Brownlee	Meagher Oil & Gas Properties, Inc.	6/6/2006	50.000000	50.000000	0.200000	1374	158	0.4	0.304
5	Catherine Brownlee	Meagher Oil & Gas Properties, Inc.	6/6/2006	51.400000	12.850000	0.200000	1374	568	0.4	0.304
6	Linda Brownlee Sorrells	Meagher Oil & Gas Properties, Inc.	6/26/2006	51.400000	12.850000	0.200000	1379	772	0.4	0.304
7	Beverly C. Robertson	Meagher Oil & Gas Properties, Inc.	7/17/2006	51.400000	25.700000	0.200000	1378	719	0.4	0.304
8	Albert Sydney Burt, Jr.	Meagher Oil & Gas Properties, Inc.	2/1/2006	141.562000	141.562000	0.200000	1361	104	0.4	0.304
9	Neilson Scott Jacobs	Meagher Oil & Gas Properties, Inc.	5/8/2006	498.000000	166.000000	0.200000	1374	772	0.4	0.304
10	Mary Jacobs Smith	Meagher Oil & Gas Properties, Inc.	5/8/2006	498.000000	166.000000	0.200000	1370	851	0.4	0.304
11	Walter B. Jacobs, Jr., Trust	Meagher Oil & Gas Properties, Inc.	6/7/2006	498.000000	166.000000	0.200000	1375	63	0.4	0.304
12	Kitty Michele McDade Miller	Meagher Oil & Gas Properties, Inc.	5/23/2006	480.000000	240.000000	0.187500	1370	15	0.4	0.309
13	Patricia A. Brownlee, Agent	Meagher Oil & Gas Properties, Inc.	6/6/2006	118.463000	7.989420	0.200000	1374	152	0.4	0.304
14	Patricia A. Brownlee, Revocable Trust	Meagher Oil & Gas Properties, Inc.	6/6/2006	118.463000	1.331530	0.200000	1374	158	0.4	0.304
15	Alice Joyce Ritter	Meagher Oil & Gas Properties, Inc.	6/6/2006	118.463000	1.331530	0.200000	1374	149	0.4	0.304
16	Ruth M. Robertson Family Trust	Meagher Oil & Gas Properties, Inc.	7/17/2006	118.463000	1.850980	0.200000	1378	722	0.4	0.304
17	Miciotto Properties, L.P.	Meagher Oil & Gas Properties, Inc.	2/21/2006	405.317000	405.317000	0.200000	1362	762	0.4	0.304
18	Total Properties, etal	Meagher Oil & Gas Properties, Inc.	4/3/2006	268.906000	268.906000	0.200000	1367	610	0.4	0.304
19	Bank One Trust Company, N.A., Trustee	Meagher Oil & Gas Properties, Inc.	6/7/2006	64.121000	64.121000	0.200000	1375	50	0.4	0.304
20	James Michael Vickers	Meagher Oil & Gas Properties, Inc.	5/16/2006	0.570000	0.570000	0.187500	1372	114	0.4	0.309
21	Dewey E. Burchett	Meagher Oil & Gas Properties, Inc.	4/20/2006	0.570000	0.570000	0.187500	1372	117	0.4	0.309
22	Eric Clayton Robinson	Meagher Oil & Gas Properties, Inc.	5/9/2006	0.570000	0.570000	0.187500	1370	858	0.4	0.309
23	Frank C. Charchio	Meagher Oil & Gas Properties, Inc.	4/20/2006	0.620000	0.620000	0.187500	1369	786	0.4	0.309
24	Donald A. Vishnefski	Meagher Oil & Gas Properties, Inc.	4/21/2006	0.570000	0.570000	0.187500	1369	783	0.4	0.309
25	Luke Charchio	Meagher Oil & Gas Properties, Inc.	4/20/2006	0.660000	0.660000	0.187500	1369	780	0.4	0.309
26	Silas Eldon Andrews	Meagher Oil & Gas Properties, Inc.	5/11/2006	2.163000	2.163000	0.200000	1372	120	0.4	0.304
27	Ander Michael Boggs, Ind. & as Manager	Meagher Oil & Gas Properties, Inc.	5/4/2006	3.820000	3.820000	0.187500	1376	321	0.4	0.309
28	Samuel M. Barlow	Meagher Oil & Gas Properties, Inc.	3/15/2006	2.500000	2.500000	0.187500	1365	311	0.4	0.309
29	Buford Delano Rape	Meagher Oil & Gas Properties, Inc.	3/9/2006	2.500000	2.500000	0.187500	1363	934	0.4	0.309
30	Clyde A Walker	Meagher Oil & Gas Properties, Inc.	3/9/2006	2.500000	2.500000	0.187500	1363	937	0.4	0.309
31	Jack Earnest Weaver	Meagher Oil & Gas Properties, Inc.	4/4/2006	28.670000	28.670000	0.187500	1367	83	0.4	0.309
32	Larry Moore	Meagher Oil & Gas Properties, Inc.	7/6/2006	3.200000	3.200000	0.200000	1377	762	0.4	0.304
33	Randy Allen Wingard	Meagher Oil & Gas Properties, Inc.	5/16/2006	1.010000	1.010000	0.187500	1370	248	0.4	0.309
34	Danny Ray Bowlin	Meagher Oil & Gas Properties, Inc.	5/16/2006	3.538000	3.538000	0.187500	1372	660	0.4	0.309
35	Sandra Lynn Walker	Meagher Oil & Gas Properties, Inc.	5/31/2006	7.055000	7.055000	0.200000	1372	657	0.4	0.304
36	Lillian Webber Roberson	Meagher Oil & Gas Properties, Inc.	3/29/2006	4.160000	4.160000	0.187500	1366	599	0.4	0.309
37	Lessie Gibson Whittington	Meagher Oil & Gas Properties, Inc.	4/11/2006	2.080000	2.080000	0.187500	1369	777	0.4	0.309
38	Dalton Earl Johnson	Meagher Oil & Gas Properties, Inc.	3/28/2006	4.100000	4.100000	0.187500	1366	608	0.4	0.309
39	Dorothy Cheney Bledsoe	Meagher Oil & Gas Properties, Inc.	6/15/2006	2.171000	2.171000	0.187500	1372	855	0.4	0.309
40	Gwendolyn C. Hearne Foster	Meagher Oil & Gas Properties, Inc.	3/7/2006	1.400000	1.400000	0.187500	1365	386	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
41	Barney Z. Gardner	Meagher Oil & Gas Properties, Inc.	3/13/2006	1.550000	1.550000	0.187500	1365	317	0.4	0.309
42	Johnnie Rae Brown	Meagher Oil & Gas Properties, Inc.	3/7/2006	4.080000	4.080000	0.187500	1365	308	0.4	0.309
43	Robert J. Parlee	Meagher Oil & Gas Properties, Inc.	3/7/2006	11.610000	11.610000	0.187500	1363	931	0.4	0.309
44	Bobby Donald Leflett	Meagher Oil & Gas Properties, Inc.	2/14/2006	18.450000	18.450000	0.187500	1361	825	0.4	0.309
45	Kevin O. Flynn	Meagher Oil & Gas Properties, Inc.	3/20/2006	4.930000	4.930000	0.200000	1366	611	0.4	0.304
46	Williams Family Trust	Meagher Oil & Gas Properties, Inc.	5/3/2006	3.860000	0.926400	0.187500	1370	251	0.4	0.309
47	John Gordon Jackins, Sr	Meagher Oil & Gas Properties, Inc.	7/11/2006	4.540000	0.472000	0.187500	1376	327	0.4	0.309
48	Dewey E. Williams	Meagher Oil & Gas Properties, Inc.	5/3/2006	2.900000	2.305000	0.187500	1370	245	0.4	0.309
49	Gary Don Tyler	Meagher Oil & Gas Properties, Inc.	5/8/2006	11.680000	8.757500	0.187500	1373	236	0.4	0.309
50	John Gordon Jackins, Sr.	Meagher Oil & Gas Properties, Inc.	2/13/2006	2.220000	2.220000	0.187500	1361	236	0.4	0.309
51	James E. Berry	Meagher Oil & Gas Properties, Inc.	2/27/2006	2.220000	2.220000	0.187500	1366	605	0.4	0.309
52	Franklin Monroe	Meagher Oil & Gas Properties, Inc.	3/29/2006	29.680000	29.680000	0.187500	1368	326	0.4	0.309
53	Kevin O. Flynn	Meagher Oil & Gas Properties, Inc.	7/11/2006	0.680000	0.085000	0.200000	1376	324	0.4	0.304
54	Darlene H. Gregrich	Meagher Oil & Gas Properties, Inc.	9/7/2006	0.346000	0.346000	0.187500	1383	455	0.4	0.309
55	James Darrell Sheppard	Meagher Oil & Gas Properties, Inc.	4/11/2006	10.000000	10.000000	0.187500	1368	316	0.4	0.309
56	Property Improvement Corporation	Meagher Oil & Gas Properties, Inc.	3/27/2006	8.000000	8.000000	0.187500	1367	669	0.4	0.309
57	Jerry R. Scott, Jr.	Meagher Oil & Gas Properties, Inc.	3/22/2006	9.000000	9.000000	0.187500	1370	855	0.4	0.309
58	Albert Sydney Burt. Jr.	Meagher Oil & Gas Properties, Inc.	2/2/2006	105.149000	105.149000	0.200000	1361	108	0.4	0.304
59	William H. Burt	Meagher Oil & Gas Properties, Inc.	2/24/2006	105.149000	105.149000	0.200000	1363	396	0.4	0.304
60	Larry Moore	Meagher Oil & Gas Properties, Inc.	7/6/2006	202.000000	202.000000	0.200000	1377	759	0.4	0.304
61	John T. Rutledge, etal	Meagher Oil & Gas Properties, Inc.	3/30/2006	0.236000	0.236000	0.187500	1369	175	0.4	0.309
62	Geraldine S. Parker	Meagher Oil & Gas Properties, Inc.	3/24/2006	0.316000	0.316000	0.187500	1366	602	0.4	0.309
63	Larry Ronald Ross, Sr.	Meagher Oil & Gas Properties, Inc.	6/7/2006	0.200000	0.200000	0.187500	1374	709	0.4	0.309
64	Julian Jay Valentine	Meagher Oil & Gas Properties, Inc.	3/27/2006	0.250000	0.250000	0.187500	1367	80	0.4	0.309
65	Steven Brandon Barrish	Meagher Oil & Gas Properties, Inc.	4/8/2006	0.569000	0.569000	0.187500	1378	525	0.4	0.309
66	William Noel Morris III	Meagher Oil & Gas Properties, Inc.	7/3/2006	0.206000	0.206000	0.187500	1378	522	0.4	0.309
67	Daniel Wayne Shankle	Meagher Oil & Gas Properties, Inc.	1/31/2006	3.470000	3.470000	0.187500	1361	101	0.4	0.309
68	Kent B. Guillory	Meagher Oil & Gas Properties, Inc.	3/10/2006	3.310000	3.310000	0.187500	1365	314	0.4	0.309
69	Christopher Johnson	Meagher Oil & Gas Properties, Inc.	4/19/2006	7.700000	7.700000	0.200000	1368	319	0.4	0.304
70	James Johnson	Meagher Oil & Gas Properties, Inc.	4/19/2006	30.360000	30.360000	0.200000	1368	322	0.4	0.304
71	Cash Point Plantation, L.L.C., etal	Meagher Oil & Gas Properties, Inc.	6/26/2006	617.145200	614.100200	0.200000	1374	134	0.4	0.304
72	Pat Hogan Stinson	Meagher Oil & Gas Properties, Inc.	6/29/2006	1.200000	0.600000	0.200000	1374	706	0.4	0.304
73	Robert T. Stinson, IV	Meagher Oil & Gas Properties, Inc.	6/9/2006	1.300000	0.650000	0.200000	1374	146	0.4	0.304
74	RTS property Mgt. L.L.C.	Meagher Oil & Gas Properties, Inc.	6/9/2006	3.590000	1.795000	0.200000	1374	143	0.4	0.304
75	Charles C. Evans and Doris May Evans	Meagher Oil & Gas Properties, Inc.	9/7/2006	0.904000	0.904000	0.187500	1382	449	0.4	0.309
76	Miciotto Properties, L.P., etal	Meagher Oil & Gas Properties, Inc.	2/21/2006	118.470000	73.382720	0.200000	1362	759	0.4	0.304
77	Pamela Jo McBeath	Meagher Oil & Gas Properties, Inc.	9/7/2006	10.825000	10.825000	0.187500	1386	106	0.4	0.309
78	John Carl McBeath	Meagher Oil & Gas Properties, Inc.	9/7/1006	13.555000	13.555000	0.187500	1386	103	0.4	0.309
79	Peggy Joyce Peart Balentine	Meagher Oil & Gas Properties, Inc.	9/7/2006	3.000000	3.000000	0.187500	1386	100	0.4	0.309
80	Ricky Dale Shankle	Meagher Oil & Gas Properties, Inc.	9/13/2006	0.500000	0.500000	0.187500	1386	96	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
81	Richard William Ross, etux	Meagher Oil & Gas Properties, Inc.	9/7/2006	5.705000	5.705000	0.187500	1389	748	0.4	0.309
82	Richard A. Fawcett, etux	Meagher Oil & Gas Properties, Inc.	9/7/2006	5.350000	5.350000	0.187500	1389	745	0.4	0.309
83	Fresh Start Development LLC	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.209000	0.209000	0.187500	1392	373	0.4	0.309
84	L. C. Shaw	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1392	397	0.4	0.309
85	Jimmie R. Davis, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1392	372	0.4	0.309
86	A. R. Thomas, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.559000	0.559000	0.187500	1392	376	0.4	0.309
87	Richard Joseph Gallagher, etux	Meagher Oil & Gas Properties, Inc.	11/20/3006	8.000000	8.000000	0.187500	1392	394	0.4	0.309
88	Brenda Jo Parker	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.321000	0.321000	0.187500	1392	379	0.4	0.309
89	Jeffrey Joseph Roach	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1392	370	0.4	0.309
90	Barney Z. Gardner, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1392	385	0.4	0.309
91	Herbert Gary Patrick	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.659000	0.659000	0.187500	1392	388	0.4	0.309
92	Kathy J. Rider	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.200000	0.200000	0.187500	1392	391	0.4	0.309
93	Geoffrey Mark Allen, etux	Meagher Oil & Gas Properties, Inc.	12/20/2006	1.420000	1.420000	0.187500	1393	138	0.4	0.309
94	Joseph Daniel Quezada	Meagher Oil & Gas Properties, Inc.	1/4/2007	0.570000	0.570000	0.187500	1393	141	0.4	0.309
95	Roger Louis Strength, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1393	144	0.4	0.309
96	David James Cannon	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1393	147	0.4	0.309
97	David S. Madden	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.223000	0.223000	0.187500	1393	150	0.4	0.309
98	Terry Lynn Gibson, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.225000	0.225000	0.187500	1393	152	0.4	0.309
99	William F. Newman	Meagher Oil & Gas Properties, Inc.	12/4/2006	6.814000	6.814000	0.187500	1393	156	0.4	0.309
100	Suzanne C. Cone, etvir	Meagher Oil & Gas Properties, Inc.	11/20/2006	18.199000	18.199000	0.187500	1393	160	0.4	0.309
101	Mae Nannette Harper Bass	Meagher Oil & Gas Properties, Inc.	11/20/2006	2.042000	2.042000	0.187500	1393	163	0.4	0.309
102	Roger Paul Sullivan	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.233000	0.233000	0.187500	1393	166	0.4	0.309
103	Charles Everett Hunter	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.377000	0.377000	0.187500	1393	169	0.4	0.309
104	Acct-N-Tax Inc.	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.912000	0.912000	0.187500	1393	522	0.4	0.309
105	Patrick Luther Boggs, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.183000	0.183000	0.187500	1393	519	0.4	0.309
106	Kitty Michele McDade Miller	Meagher Oil & Gas Properties, Inc.	1/10/2007	40.000000	10.000000	0.187500	1394	342	0.4	0.309
107	Albert Sydney Burt, Jr., etux (3000' & above)	Meagher Oil & Gas Properties, Inc.	1/19/2007	141.562000	141.562000	0.200000	1394	823	0.6	0.456
108	Albert Sydney Burt, Jr. (3000' & above)	Meagher Oil & Gas Properties, Inc.	1/19/2007	105.149000	105.149000	0.200000	1394	827	0.4	0.304
109	William H. Burt (3000' & above)	Meagher Oil & Gas Properties, Inc.	1/19/2007	105.149000	105.149000	0.200000	1394	819	0.4	0.304
110	Michael T. Fleming, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1394	339	0.4	0.309
111	Gary W. Stephens. Sr.	Meagher Oil & Gas Properties, Inc.	12/4/2006	1.350000	1.350000	0.187500	1394	336	0.4	0.309
112	Richard Alan Moore, II	Meagher Oil & Gas Properties, Inc.	1/16/2007	0.297200	0.297200	0.187500	1394	333	0.4	0.309
113	Keith Preston Sharrah, etux	Meagher Oil & Gas Properties, Inc.	1/10/2007	0.195000	0.195000	0.187500	1394	324	0.4	0.309
114	Anthony Forest Products Copmpany	Meagher Oil & Gas Properties, Inc.	2/13/2007	40.000000	40.000000	0.200000	1396	919	0.6	0.456
115	Linda Womack Thorne	Meagher Oil & Gas Properties, Inc.	1/11/2007	0.371000	0.371000	0.187500	1393	808	0.4	0.309
116	Christopher Hembree	Meagher Oil & Gas Properties, Inc.	1/12/2007	0.226000	0.226000	0.187500	1394	330	0.4	0.309
117	Steven F. McNally	Meagher Oil & Gas Properties, Inc.	1/10/2007	0.211000	0.211000	0.187500	1393	811	0.4	0.309
118	Tommy Wayne Hancock	Meagher Oil & Gas Properties, Inc.	1/17/2007	0.650000	0.650000	0.187500	1394	327	0.4	0.309
119	Dana Faught Cherry	Meagher Oil & Gas Properties, Inc.	1/24/2007	4.980000	4.980000	0.200000	1395	915	0.4	0.304
120	Louanna L. Campbell	Meagher Oil & Gas Properties, Inc.	1/23/2007	0.200000	0.200000	0.187500	1395	912	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
121	Gary Edward Underwood	Meagher Oil & Gas Properties, Inc.	1/11/2007	0.299000	0.299000	0.187500	1393	805	0.4	0.309
122	Judith Ann Shepherd	Meagher Oil & Gas Properties, Inc.	1/18/2007	0.191000	0.191000	0.187500	1394	372	0.4	0.309
123	Amie Ferguson	Meagher Oil & Gas Properties, Inc.	1/18/2007	0.193000	0.193000	0.187500	1394	806	0.4	0.309
124	Lee Damian Marshall, etux	Meagher Oil & Gas Properties, Inc.	1/16/2007	0.207000	0.207000	0.187500	1394	812	0.4	0.309
125	Scott K Brockman, etux	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.206000	0.206000	0.187500	1396	913	0.4	0.309
126	Justin Wayne Provenza	Meagher Oil & Gas Properties, Inc.	2/2/2007	0.226000	0.226000	0.187500	1396	916	0.4	0.309
127	Scott Craig Leggett, etux	Meagher Oil & Gas Properties, Inc.	1/23/2007	0.361000	0.361000	0.187500	1395	918	0.4	0.309
128	Donald W. Scott	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.207000	0.207000	0.187500	1395	921	0.4	0.309
129	Hamlin Construction and Development, LLC	Meagher Oil & Gas Properties, Inc.	1/20/2007	0.514000	0.514000	0.187500	1394	803	0.4	0.309
130	Justin M. White	Meagher Oil & Gas Properties, Inc.	1/10/2007	0.570000	0.570000	0.187500	1394	809	0.4	0.309
131	William Giroud Burt, III	Meagher Oil & Gas Properties, Inc.	2/5/2007	3.683000	3.683000	0.200000	1396	910	0.4	0.304
132	Jeffery Glen Gilmer, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.351000	0.351000	0.187500	1396	903	0.4	0.309
133	James D. Viola	Meagher Oil & Gas Properties, Inc.	1/20/2007	6.000000	6.000000	0.187500	1396	906	0.4	0.309
134	Robbie Jean Roach	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.250000	0.250000	0.187500	1395	924	0.4	0.309
135	Don Parker, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.209000	0.209000	0.187500	1395	927	0.4	0.309
136	Martha H. Powell	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.200000	0.200000	0.187500	1395	930	0.4	0.309
137	Barbara Elaine Cresong	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1395	933	0.4	0.309
138	John E. Powell	Meagher Oil & Gas Properties, Inc.	12/4/2006	4.758000	4.758000	0.187500	1395	936	0.4	0.309
139	North Louisiana Housing Coporation, etal	Meagher Oil & Gas Properties, Inc.	12/11/2006	27.854000	27.854000	0.187500	1394	815	0.4	0.309
140	Jarrod Ray Henry	Meagher Oil & Gas Properties, Inc.	1/18/2007	0.197000	0.197000	0.187500	1397	613	0.4	0.309
141	George Pierce Nicholson, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1397	616	0.4	0.309
142	James P. Gore, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.200000	0.200000	0.187500	1397	619	0.4	0.309
143	James San Angelo	Meagher Oil & Gas Properties, Inc.	2/6/2007	0.399000	0.399000	0.200000	1397	622	0.4	0.304
144	Jeffery Bernard Bruck, etux	Meagher Oil & Gas Properties, Inc.	2/1/2007	0.358000	0.358000	0.187500	1397	625	0.4	0.309
145	William Herman Green, etux	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.227000	0.227000	0.187500	1397	628	0.4	0.309
146	Pamela Phillips	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.448000	0.448000	0.187500	1397	631	0.4	0.309
147	Wayland E. Dickson, etux	Meagher Oil & Gas Properties, Inc.	2/6/2007	3.260000	3.260000	0.187500	1397	634	0.6	0.4635
148	Robert Huston Carroll, etux	Meagher Oil & Gas Properties, Inc.	2/7/2007	5.533000	5.530000	0.187500	1397	637	0.6	0.4635
149	Gary Michael Bamburg	Meagher Oil & Gas Properties, Inc.	1/2/2007	2.330000	2.330000	0.187500	1397	640	0.6	0.4635
150	John W. Hurst, etux	Meagher Oil & Gas Properties, Inc.	2/2/2007	2.672000	2.672000	0.200000	1397	643	0.6	0.456
151	Sammie P. Halsell	Meagher Oil & Gas Properties, Inc.	2/6/2007	0.592000	0.592000	0.200000	1398	222	0.4	0.304
152	Joseph Deflay Johnson, Jr.	Meagher Oil & Gas Properties, Inc.	2/14/2007	2.300000	2.300000	0.187500	1398	219	0.6	0.4635
153	John Davis Mayshack	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1398	228	0.4	0.309
154	Floyd David Stephenson, Jr., etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.443000	0.443000	0.187500	1398	231	0.4	0.309
155	Billy Joe Caulk, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.172000	0.172000	0.187500	1397	646	0.4	0.309
156	Franklin Russell, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1397	649	0.4	0.309
157	Christopher Scott Vanhoy, etux	Meagher Oil & Gas Properties, Inc.	1/12/2007	0.221000	0.221000	0.187500	1398	216	0.4	0.309
158	Charlotte N. Corley	Meagher Oil & Gas Properties, Inc.	2/14/2007	1.170000	1.170000	0.200000	1398	213	0.6	0.456
159	Donald J. Taylor, Jr., etux	Meagher Oil & Gas Properties, Inc.	2/15/2007	3.080000	3.080000	0.200000	1398	210	0.6	0.456
159	Brian Rudy Holt, etux	Meagher Oil & Gas Properties, Inc.	2/5/2007	0.200000	0.200000	0.187500	1398	204	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
160	John M. Kling, etux	Meagher Oil & Gas Properties, Inc.	2/20/2007	4.040000	4.040000	0.200000	1398	201	0.6	0.456
161	Benton Road Properties L.L.C.	Meagher Oil & Gas Properties, Inc.	2/22/2007	40.000000	40.000000	0.200000	1398	950	0.6	0.456
162	James H. Mercer, II	Meagher Oil & Gas Properties, Inc.	2/3/3007	40.000000	5.000000	0.187500	1398	207	0.4	0.309
163	Tracy Lynn Johnson	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.241000	0.241000	0.187500	1398	947	0.4	0.309
164	Martha Ann Tyler	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.306000	0.306000	0.187500	1398	944	0.4	0.309
165	Margie S. Waller	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.175000	0.175000	0.187500	1398	941	0.4	0.309
166	Larry Parnell McFann, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1398	938	0.4	0.309
167	Wanda Wilson Martin	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.305000	0.305000	0.187500	1398	935	0.4	0.309
168	Jeffery Wayne Lewis, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1398	932	0.4	0.309
169	Bradford James Alley, etux	Meagher Oil & Gas Properties, Inc.	2/19/2007	10.000000	10.000000	0.200000	1398	198	0.4	0.304
170	James A. Madden, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1398	225	0.4	0.309
171	Marcia Renee Goodnight Jones	Meagher Oil & Gas Properties, Inc.	11/20/2007	0.209000	0.209000	0.187500	1398	234	0.4	0.309
172	Northwest LA Square & Round Dancers Assoc., Inc.	Meagher Oil & Gas Properties, Inc.	2/16/2007	1.280000	1.280000	0.187500	1398	920	0.4	0.309
173	Emmett Garrett Wyche, Jr.	Meagher Oil & Gas Properties, Inc.	2/13/2007	98.600000	7.599999	0.200000	1398	967	0.6	0.456
174	Nellie Rose Muller Wyche	Meagher Oil & Gas Properties, Inc.	2/13/2007	98.900000	87.899999	0.200000	1398	914	0.6	0.456
175	Robert Bentsen Wyche	Meagher Oil & Gas Properties, Inc.	2/13/2007	99.000000	3.100000	0.200000	1398	910	0.6	0.456
176	Lauren Kay Johnston, etal	Meagher Oil & Gas Properties, Inc.	2/5/2007	0.316000	0.316000	0.187500	1398	926	0.4	0.309
177	Jeannie Denise Clark	Meagher Oil & Gas Properties, Inc.	2/16/2007	0.225000	0.225000	0.187500	1398	929	0.4	0.309
178	Shelly Gene Horton, Jr.	Meagher Oil & Gas Properties, Inc.	2/20/2007	2.000000	2.000000	0.187500	1399	723	0.6	0.4635
179	Kevin Louis Adams, etux	Meagher Oil & Gas Properties, Inc.	3/1/2007	2.260000	2.260000	0.200000	1401	498	0.6	0.456
180	Henry L. Boggs, Jr., etux	Meagher Oil & Gas Properties, Inc.	3/2/2007	1.515000	1.515000	0.200000	1400	286	0.6	0.456
181	Ricky Alan Cook, etux	Meagher Oil & Gas Properties, Inc.	2/19/2007	2.566000	2.566000	0.200000	1399	726	0.6	0.456
182	Ada Harris White Ferguson, etal	Meagher Oil & Gas Properties, Inc.	3/7/2007	1.106000	1.106000	0.200000	1401	452	0.6	0.456
183	Joseph Michael Foster, etux	Meagher Oil & Gas Properties, Inc.	2/19/2007	11.804300	11.804300	0.200000	1400	295	0.6	0.456
184	Bobby Gene Gilmer, etux	Meagher Oil & Gas Properties, Inc.	3/13/2007	1.660000	1.660000	0.200000	1400	820	0.6	0.456
185	Billy Joe Pierce, etux	Meagher Oil & Gas Properties, Inc.	3/7/2007	3.277000	3.277000	0.200000	1400	289	0.6	0.456
186	William Keith Pierce, etux	Meagher Oil & Gas Properties, Inc.	3/13/2007	0.838000	0.838000	0.200000	1403	427	0.6	0.456
187	Linda Sue Cox Bell Weathersby	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.890000	0.890000	0.200000	1403	282	0.6	0.456
188	Bobby Wayne Whorton, etal	Meagher Oil & Gas Properties, Inc.	4/10/2007	3.168000	3.168000	0.200000	1403	647	0.6	0.456
189	Charles Eugene Carraway, Sr., etux	Meagher Oil & Gas Properties, Inc.	3/22/2007	0.445000	0.445000	0.187500	1403	400	0.6	0.4635
190	Albert Newton Carter, etux	Meagher Oil & Gas Properties, Inc.	3/22/2007	1.555000	1.555000	0.187500	1405	497	0.6	0.4635
191	William Cleve Davidson, etux	Meagher Oil & Gas Properties, Inc.	5/8/2007	0.574000	0.574000	0.187500	1407	12	0.4	0.309
192	William Anthony Duckworth, etux	Meagher Oil & Gas Properties, Inc.	5/8/2007	0.574000	0.574000	0.187500	1406	848	0.4	0.309
193	Terrance J. Fonseca, etux	Meagher Oil & Gas Properties, Inc.	5/8/2007	0.574000	0.574000	0.187500	1406	842	0.4	0.309
194	Joan Graves Morris, etvir	Meagher Oil & Gas Properties, Inc.	5/1/2007	0.574000	0.574000	0.187500	1407	474	0.4	0.309
195	Jason M. Howard, etux	Meagher Oil & Gas Properties, Inc.	5/15/2007	0.760000	0.760000	0.187500	1408	390	0.4	0.309
196	Avery Investments, LLC	Meagher Oil & Gas Properties, Inc.	2/7/2007	1.867000	1.867000	0.200000	1404	130	0.4	0.304
197	Avery Investments, LLC	Meagher Oil & Gas Properties, Inc.	2/7/2007	0.193000	0.193000	0.200000	1404	127	0.4	0.304
198	Harold S. Camp, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	1.787000	1.787000	0.187500	1403	936	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
199	Brenda Kay Chambers	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1399	932	0.4	0.309
200	Tommy Allen Cole, etux	Meagher Oil & Gas Properties, Inc.	4/3/2007	0.241000	0.241000	0.187500	1403	397	0.4	0.309
201	Josephine Hall	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1399	941	0.4	0.309
202	Joyce Darlene Silas Hansen	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1399	926	0.4	0.309
203	Mark L. Montgomery LLC	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.959000	0.816600	0.187500	1405	491	0.4	0.309
204	Troy Leon Keith, etux	Meagher Oil & Gas Properties, Inc.	3/8/2007	12.640000	12.640000	0.200000	1403	421	0.4	0.304
205	Cynthia Vaughn McKenzie	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.354000	0.354000	0.187500	1399	938	0.4	0.309
206	Mark L. Montgomery	Meagher Oil & Gas Properties, Inc.	4/23/2007	9.140000	9.140000	0.187500	1405	494	0.4	0.309
207	Georgia Mae S. Offutt, etvir	Meagher Oil & Gas Properties, Inc.	4/20/2007	4.912000	4.912000	0.187500	1403	659	0.4	0.309
208	Roger Doyle Parish, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.175000	0.175000	0.187500	1399	711	0.4	0.309
209	Sharron Ann Hall Phillips	Meagher Oil & Gas Properties, Inc.	12/4/2006	0.565000	0.565000	0.187500	1403	839	0.4	0.309
210	Roger Glenn Scott, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	1.410000	1.410000	0.187500	1403	952	0.4	0.309
211	John Wesley Shirley, Jr., etux	Meagher Oil & Gas Properties, Inc.	4/25/2007	0.260000	0.260000	0.187500	1405	481	0.4	0.309
212	Robert H. Smith, Jr.	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.445000	0.445000	0.187500	1400	292	0.4	0.309
213	Storyland Properties, LLC	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.539000	0.539000	0.187500	1403	297	0.4	0.309
214	Lawrence C. Van Amberg, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.719000	0.719000	0.187500	1399	935	0.4	0.309
215	Cookie Camp Wallace	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.175000	0.175000	0.187500	1405	488	0.4	0.309
216	Michael Charles Watts, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.225000	0.225000	0.187500	1403	279	0.4	0.309
217	Dustin Ballard Williams, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	1.000000	1.000000	0.187500	1403	955	0.4	0.309
218	Michael Ballard Williams, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	16.109000	13.186500	0.187500	1403	948	0.4	0.309
219	Shelia Estes Williams, etvir	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1399	929	0.4	0.309
220	Raymond A Sowell, etux	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.175000	0.175000	0.187500	1405	819	0.4	0.309
221	Gary L Coker, etux	Meagher Oil & Gas Properties, Inc.	2/20/2007	0.200000	0.200000	0.187500	1399	959	0.4	0.309
222	John Darren Copen, etux	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.224000	0.224000	0.187500	1399	717	0.4	0.309
223	Hamlin Construction and Development, LLC	Meagher Oil & Gas Properties, Inc.	3/14/2007	0.316000	0.316000	0.187500	1401	439	0.4	0.309
224	Janice Jackson	Meagher Oil & Gas Properties, Inc.	3/3/2007	0.206000	0.206000	0.187500	1400	307	0.4	0.309
225	Charles Jordan	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.200000	0.200000	0.187500	1400	298	0.4	0.309
226	James Walter Justice	Meagher Oil & Gas Properties, Inc.	2/22/2007	0.217000	0.217000	0.187500	1400	304	0.4	0.309
227	Lone Oak Homes of Benton	Meagher Oil & Gas Properties, Inc.	3/16/2007	0.717000	0.717000	0.187500	1401	446	0.4	0.309
228	Fanny Velasco Milde etvir	Meagher Oil & Gas Properties, Inc.	2/27/2007	0.213000	0.213000	0.187500	1399	950	0.4	0.309
229	Jeffrey Darrell Norris, etux	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.266000	0.266000	0.187500	1400	301	0.4	0.309
230	Arthur R Roberts, etux	Meagher Oil & Gas Properties, Inc.	2/5/2007	0.200000	0.200000	0.187500	1399	720	0.4	0.309
231	Ryan Neil Schmidt, etux	Meagher Oil & Gas Properties, Inc.	1/23/2007	0.316000	0.316000	0.187500	1399	947	0.4	0.309
232	Brian Eugene Walters, etux	Meagher Oil & Gas Properties, Inc.	2/17/2007	0.200000	0.200000	0.187500	1401	449	0.4	0.309
233	6494 Homes LLC	Meagher Oil & Gas Properties, Inc.	3/19/2007	0.220000	0.220000	0.187500	1403	303	0.4	0.309
234	Delos J Aldridge, Jr, etux	Meagher Oil & Gas Properties, Inc.	4/13/2007	0.381000	0.381000	0.187500	1405	469	0.4	0.309
235	Brian W Alexander, etux	Meagher Oil & Gas Properties, Inc.	3/2/2007	0.207000	0.207000	0.187500	1403	285	0.4	0.309
236	John Elba Arnold IV	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.208000	0.208000	0.187500	1404	253	0.4	0.309
237	Velvet J Bates	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.470000	0.470000	0.187500	1403	927	0.4	0.309
238	Garrett Lane Bonds, etux	Meagher Oil & Gas Properties, Inc.	4/13/2007	0.220000	0.220000	0.187500	1405	472	0.4	0.309

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
239	Brushy Creek Land Company	Meagher Oil & Gas Properties, Inc.	3/8/2007	23.261000	23.261000	0.200000	1401	633	0.4	0.304
240	Dan Shankle Custom Homes LLC	Meagher Oil & Gas Properties, Inc.	3/15/2007	0.800000	0.800000	0.187500	1403	300	0.4	0.309
241	James Keith Desoto, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	8.000000	8.000000	0.187500	1401	436	0.4	0.309
242	Eagle Water Inc	Meagher Oil & Gas Properties, Inc.	4/14/2007	0.845000	0.845000	0.200000	1405	478	0.4	0.304
243	Joseph Mark Filler	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.241000	0.241000	0.187500	1406	845	0.4	0.309
244	William Frederic Fish,etux	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.331000	0.331000	0.187500	1405	921	0.4	0.309
245	Brian Keith Fontenot	Meagher Oil & Gas Properties, Inc.	4/3/2007	0.213000	0.213000	0.187500	1404	250	0.4	0.309
246	Beverly Anne Yohe Fergason	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.200000	0.200000	0.187500	1403	288	0.4	0.309
247	Robert V Gelley, etux	Meagher Oil & Gas Properties, Inc.	5/1/2007	0.207000	0.207000	0.187500	1407	477	0.4	0.309
248	Grant Charles Hall Jr, etux	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.200000	0.200000	0.187500	1403	412	0.4	0.309
249	Geneva Johnson	Meagher Oil & Gas Properties, Inc.	4/16/2007	0.497000	0.497000	0.187500	1405	475	0.4	0.309
250	Harry Joseph MacIsaac, etux	Meagher Oil & Gas Properties, Inc.	4/3/2007	0.398000	0.398000	0.187500	1403	933	0.4	0.309
251	Patrick Hugh McGough, etux	Meagher Oil & Gas Properties, Inc.	3/1/2007	0.204000	0.204000	0.187500	1403	418	0.4	0.309
252	Patrick Todd Marlowe, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.200000	0.200000	0.187500	1403	945	0.4	0.309
253	Andrew D Moore, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.366000	0.366000	0.200000	1405	500	0.4	0.304
254	Cynthia K Newhouse	Meagher Oil & Gas Properties, Inc.	4/13/2007	0.316000	0.316000	0.187500	1403	930	0.4	0.309
255	Jason Benjamin O'Dell, etux	Meagher Oil & Gas Properties, Inc.	4/16/2007	0.383000	0.383000	0.187500	1404	256	0.4	0.309
256	Phillip R Robken, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.212000	0.212000	0.187500	1403	942	0.4	0.309
257	Roger L Radcliff Construction LLC	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.200000	0.200000	0.187500	1403	403	0.4	0.309
258	The Shiloh Baptist Church- Benton	Meagher Oil & Gas Properties, Inc.	4/23/2007	1.000000	1.000000	0.200000	1405	484	0.4	0.304
259	Mary Georgeanne Despot Wade	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.235000	0.235000	0.187500	1403	306	0.4	0.309
260	Michael Kevin Wilkinson, etux	Meagher Oil & Gas Properties, Inc.	2/6/2007	0.210000	0.210000	0.187500	1403	409	0.4	0.309
261	Michael E Wood, etux	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.236000	0.236000	0.187500	1407	480	0.4	0.309
262	Wyatt Reality Inc	Meagher Oil & Gas Properties, Inc.	3/19/2007	0.200000	0.200000	0.187500	1403	406	0.4	0.309
263	Thomas Mack	Meagher Oil & Gas Properties, Inc.	2/23/2007	1.000000	1.000000	0.200000	1399	944	0.6	0.456
264	Clinton Lee Willey, etux	Meagher Oil & Gas Properties, Inc.	2/23/2007	2.030000	2.030000	0.200000	1403	294	0.6	0.456
265	Kenneth Roland Womack, etux	Meagher Oil & Gas Properties, Inc.	2/2/2007	13.970000	13.970000	0.200000	1403	424	0.6	0.456
266	Valerie Kidd Campbell, etvir	Meagher Oil & Gas Properties, Inc.	2/27/2007	1.000000	1.000000	0.200000	1399	956	0.6	0.456
267	Geraldine Kidd Williams	Meagher Oil & Gas Properties, Inc.	2/22/2007	1.080000	1.080000	0.200000	1399	953	0.6	0.456
268	William Hodges Mercer, Jr	Meagher Oil & Gas Properties, Inc.	2/7/2007	40.000000	5.000000	0.187500	1399	714	0.4	0.309
269	I Janet Courtney	Meagher Oil & Gas Properties, Inc.	4/25/2007	0.216000	0.216000	0.187500	1405	816	0.4	0.309
270	Roy Colvin, etux	Meagher Oil & Gas Properties, Inc.	5/25/2007	0.574000	0.574000	0.200000	1403	680	0.4	0.304
271	Johnny L. Hammonds, etux	Meagher Oil & Gas Properties, Inc.	7/2/2007	0.422500	0.422500	0.187500	1412	264	0.4	0.309
272	Michael Ballard Williams, etux	Meagher Oil & Gas Properties, Inc.	7/10/2007	85.000000	85.000000	0.187500	1412	267	0.4	0.309
273	Icee Distributors, Inc.	Meagher Oil & Gas Properties, Inc.	7/10/2007	3.090000	3.090000	0.250000	1412	270	0.4	0.292
274	Linda Louise Robinson, etvir	Meagher Oil & Gas Properties, Inc.	7/10/2007	0.622000	0.622000	0.187500	1425	92	0.4	0.309
275	Henry Warren Cantrell, Jr. et ux	Meagher Oil & Gas Properties, Inc.	3/20/2007	2.490000	2.490000	0.200000				
276	Raybon C. Atkins	Midstates Oil Corporation	8/31/1951				227	523	0.4	0.304
277	W. P. Lincoln	Midstates Oil Corporation	8/31/1951				227	541		
278	Raybon C. Atkins	Midstates Oil Corporation	12/5/1953				248	211		

LEASE SCHEDULE

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE	SS WI	SS NRI
279	Theo Vance Rendall	Midstates Oil Corporation	9/13/1951				228	538		
280	Bossier Parish Police	Midstates Oil Corporation	1/20/1954				250	246		
281	R. T. Stinson	Ford E. Stinson	10/27/1953				248	177		
282	Fred E. Wimple, Jr.	Midstates Oil Corporation	10/23/1953				244	336		
283	Roe J. Viola	Ford E. Stinson	10/27/1953				248	179		
284	Ada B. Scott, et al	Midstates Oil Corporation	10/22/1953				244	342		
285	Robery E. McKenzie, et ux	Midstates Oil Corporation	10/17/1953				244	295		
286	Ida Lee Thompson Collier	Midstates Oil Corporation	10/17/1953				243	623		
287	State of Louisiana	J. M. Flaitz	6/27/1952				671	847		
288	Term Assignment of Oil, Gas and Mineral Leases with an effective date of April 1, 2006, from T. C. Craighead & Company to SPRI conveying HBP Oil, Gas and Mineral Leases covering 1054.55 gross/net acres with a royalty burden of 20% and 140 gross/net acres with a royalty burden of 28%. This assignment is memorialized by memorandum recorded in Book 1367, Page 672 of the Conveyance Records of Bossier Parish, Louisiana.								0.4 0.4	0.304 0.284
289	Unrecorded "Farmout Letter Agreement" dated September 1, 2006, from Vernon E. Faulconer, Inc. to Tyner Texas Resources L.P. with conditions to earn HBP Oil, Gas and Mineral Leases covering 272.73 gross/net acres with a royalty burden of 30%.								0.4	0.276

Exhibit "A"

Subject Contracts

1) Prospect Letter Agreement dated February 12, 2006 among Sienna Pine Resources International, Dynamic Resources Corporation and Tyner Texas Operating Company.

2) Prospect Acquisition Agreement dated October 10, 2006 by Dynamic Resources Corporation and Big Sky Management, Ltd.

3) Purchase and Sale Agreement dated November 2, 2006 between Dynamic Resources Corporation, Tyner Texas Operating Company, Southern Star Operating, Inc., Tyner Texas Resources LP, and Ramshorn Investments, Inc.

4) Joint Operating Agreement dated effective September 26, 2006 between Tyner Texas Operating Company as Operator and Tyner Texas Resources LP, Ramshorn Investments, Inc., and Dynamic Resources Corporation as Non-Operators.

5) Term Assignment of Oil, Gas and Mineral Leases dated effective April 1, 2006 between T. C. Craighead & Company and SPRI, recorded in Book 1387, on November 6, 2006, file number 881442, Clerk of Court of Bossier Parish, Louisiana.

6) Farmout Agreement dated September 1, 2006, accepted on September 11, 2006 between Vernon E. Faulconer, Inc. and Southern Star Operating, Inc., as the successor-in-interest to Tyner Texas Resources L.P., as amended.

7) Gas Sales Agreement No. 2316-001 dated effective March 1, 2008 between Martin Gas Sales and Southern Star Energy.

8) Purchase Agreement No. CPE6984 dated effective December 1, 2007 between Texon L.P., and Southern Star Energy, Inc., as amended by Amendment No. 1 dated March 4, 2008.

9) Gathering Agreement dated effective June 20, 2007 between Southern Star Operating, Inc. and Vernon E. Faulconer, Inc.

10) Gas Compressor Equipment Master Service and Rental Agreement dated August 21, 2007 between Valerus Compression Services, LP and Southern Star Operating Inc.

11) Equipment Rental & Servicing Agreement dated September 1, 2007 between Regard Resources Co., Inc. and Southern Star Operations, Inc.

12) Unitization Agreement dated May 14, 1954 between Midstates Oil Corporation, Pan American Production Company and Stanolind Oil and Gas Company.

13) State of Louisiana Office of Conservation Order No. 251-F for the Cotton Valley Zone, Reservoir A, in the Sentell Field, Caddo and Bossier Parishes, Louisiana approved effective January 16, 2008.

14) State of Louisiana Office of Conservation Order No. 251-F-1 for the CV RA SUD with the Atkins-Lincoln 17-1 designated as the unit well, Caddo and Bossier Parishes, Louisiana signed May 13, 2008.

15) Contract Operating Agreement dated July 11, 2008, between Southern Star Energy, Inc. and Southern Star Operating, Inc.

EXHIBIT "A"
SCHEDULE OF WELLS

Well	Description
Atkins etal 8-1	Sec. 8 T19N- R13W
Atkins Lincoln 18-1	Sec. 18 T19N- R13W
Rendall 7-1	Sec. 7 T19N- R13W
Atkins Lincoln 18-2	Sec. 18 T19N- R13W
Rendall 7-2	Sec. 7 T19N- R13W
Atkins Lincoln 17-1	Sec. 17 T19N- R13W
Rendall 7-3	Sec. 7 T19N- R13W

Schedule 2.4(c)

Authorized Signatories on Advance Requests

SPECIMEN SIGNATURES AND PRINTED NAMES

W.D. Gibbs, President

Eric Boehnke, Chairman

HOU 406,333,612v2 Jul 11, 2008
089971.015700

Schedule 4.3

Ownership of Equity Interests of Borrower

See attached.

SOUTHERN STAR ENERGY INC.

Shareholder Report as of 5/31/2008

Common Stock

CUSIP NUMBER 843833 203

Shares Outstanding	44,800,945
Shares Restricted	22,244,694
Share Holders	18
Active Certificates	27

Stock Holde	Date Issued	Cert No	No of Shares	Status	Date Restr	Lost or Stolen
ERIC BOEHNKE 1178 HAMILTON STREET SUITE 307 VANCOUVER, BC V6B 2S2	04/12/2007	159	7,500,000	S	04/12/2007	
	Total Shares		**7,500,000**			
BOBBY E BOTTJEN 718 HACKBERRY ST CORRECTIONVLE, IA USA 51016-1007 481623201	12/14/2007	173	1,700			
	Total Shares		**1,700**			
BOUTIQUES SERVICES LIMITED 202, 2/F DINA HOUSE, RUTTONJEE CENTER 11 DUDELL STREET CENTRAL, HONG KONG	12/20/2007	175	265,333	SSL	12/20/2007	
	01/15/2008	178	1,724,666	SSL	01/15/2008	
	Total Shares		**1,989,999**			
JAMES R BUKOSKEY 8040 E KIVA AVE MESA, AZ USA 85209 475287335	12/03/2007	168	500			
	Total Shares		**500**			
CEDE & CO P.O. BOX 222 BOWLING GREEN STATION NEW YORK, NY 10274	04/12/2007	155	3,333,333			
	11/27/2007	163	3,332,833			
	11/30/2007	165	3,332,833			
	12/03/2007	167	3,332,833			
	12/06/2007	169	3,332,533			
	01/25/2008	181	3,328,633			
	03/06/2008	187	1,575,000			
	04/22/2008	189	958,133			
	Total Shares		**22,526,131**			
RUSSELL DES COGNETS JR 3560 COLTNECK LANE LEXINGTON, KY 40502-3060	01/25/2008	182	3,000			
	Total Shares		**3,000**			
RICHARD L EVERHART 1140 MCKINLEY AVE SW CANTON, OH USA 44707 289167329	01/17/2008	180	3,120			
	Total Shares		**3,120**			
GOBBET MANAGEMENT INC POSTFACH 837 IMALTEIN RIET 22 SEHAAN, 9494	12/20/2007	177	2,624,611	SSL	12/20/2007	
	04/14/2008	188	18,000	SSL	04/14/2008	
	Total Shares		**2,642,611**			

SOUTHERN STAR ENERGY INC.

Shareholder Report as of 5/31/2008

Common Stock

CUSIP NUMBER 843833 203

Stock Holde	Date Issued	Cert No	No of Shares	Status	Date Restr	Lost or Stolen
DAVID L GOLDMAN & CHARLOTTE L GOLDMAN JT TEN BOX 1954 PORT TOWNSEND, WA 98368 146387134	04/22/2008	190	10,000			
	Total Shares		**10,000**			
IVAN GRUBELIC & FRANCES M GRUBELIC JTTEN 778 MOSES DR RAHWAY, NJ 07065 128-32-4352	11/26/2007	161	10,000			
	Total Shares		**10,000**			
LEROY J MCNAMARA 1847 LONGMARSH RD BERRYVILLE, VA USA 22611 228441359	11/30/2007	166	500			
	Total Shares		**500**			
DONNA LEA MCNAMARA 840 FISHPAN RD BERRYVILLE, VA USA 22611 231088915	12/06/2007	170	400			
	Total Shares		**400**			
STUART BLAINE MCNAMARA 840 FISHPAW RD BERRYVILLE, VA USA 22611 224820220	12/06/2007	171	400			
	Total Shares		**400**			
REDCHIP COMPANIES INC 541 S. ORLANDO AVENUE, SUITE 206 SEACOAST NATIONAL BANK BUILDING MAITLAND, FL 32751	12/18/2007	174	18,750	SSL	12/18/2007	
	Total Shares		**18,750**			
RYLAR & ASSOCIATES, INC. 1311 APRIL MIST CYPRESS, TX 77429	05/29/2007	160	750,000	S	05/29/2007	
	Total Shares		**750,000**			
LYALL ALBERT SCHEIB 7 GLENAVEN DR MOTEUKA, NEW ZEALAND	11/27/2007	164	500			
	Total Shares		**500**			
SOVEREIGN SERVICES LIMITED 3E-B1, 25 TAI HANG DRIVE JARDINE'S LOOKOUT, HONG KONG	12/20/2007	176	2,633,333	SSL	12/20/2007	
	Total Shares		**2,633,333**			

SOUTHERN STAR ENERGY INC.

Shareholder Report as of 5/31/2008

Common Stock

CUSIP NUMBER 843833 203

Stock Holde	Date Issued	Cert No	No of Shares	Status	Date Restr	Lost or Stolen
VENTURE CAPITAL ASSET MANAGEMENT AG IM ALTEU RIET 22 SCHAAN, LICHTENSTEIN FL-9494	02/06/2008	183	6,710,001	SSL	02/06/2008	
	Total Shares		**6,710,001**			

Legend

R	Restricted	701	701 Restriction	A	Administrative Stop
C	Control	CA	Control Admin Stop	CSL	Control Special Leg
L	Special Legend	NP	Notes on Processing	OS	Owner Stop Order
R	Restricted	RA	Restricted Admin Sto	RC	Restricted Control
RS	Restricted Spec Leg	RSL	Restricted Spec Leg	S	Regulation S
SC	Regulation S control	SL	Special Legend	SSL	Reg S Spec Leg

Southern Star Energy
Fully Diluted Ownership

Common Shares Outstanding as of May 31, 2008	44,800,945
Outstanding Options and Warrants:	
David Gibbs, options	2,500,000
Sierra Pine Resources, options	750,000
Larry Keller, options	500,000
Rylar & Associates, contractual stock grant subject to milestones	250,000
Doug Harwell, options	250,000
Macquarie, bridge warrants	750,000
Macquarie, to-be-issued incremental warrants for permananent financing	1,897,419
Imperial, to-be-issued bridge warrants	100,000
Imperial, to-be-issued permanent financing warrants	1,150,000
Total Pro Forma Fully Diluted Shares Outstanding	52,948,364

Schedule 4.4(d)

Consents

None.

Schedule 4.8

Brokerage Fees

Pursuant to a letter agreement dated June 8, 2007, as amended on April 23, 2008 (collectively the "**Agreement**") Southern Star Energy Inc. (together with its subsidiaries and affiliates, the "**Company**") engaged Imperial Capital, LLC ("**Imperial Capital**") as a financial advisor to the Company in connection with the private placement of up to $50,000,000 or such other amount as may be agreed in writing between the parties, of equity or debt securities (the "**Financing**") on a best efforts basis on terms satisfactory to the Company and in compliance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and all other applicable federal and state securities laws.

Compensation due Imperial Capital under the Agreement, if any, is subject to the following terms and conditions (the following being the terms and conditions of the Agreement, as amended, with regard to commissions):

Section 2. Compensation. In consideration for the services to be provided under this Agreement, Imperial Capital shall be paid:

(i) A cash fee (the "**Cash Fee**"), payable out of the proceeds of the Financing, equal to:

a. 3.0% of the face amount of senior first lien debt securities sold or arranged as part of the Financing;

b. 4.0% of the face amount of other senior or mezzanine debt securities sold or arranged as part of the Financing;

c. 6.0% of the face amount of equity securities sold or arranged as part of the Financing; and

(ii) A warrant ("**Warrant**") to purchase the higher of 5% of the dollar amount or the number of equity securities issued in the Financing, or 5% of the face amount of any debt securities sold in the Financing, as applicable, on at least the following minimum terms and conditions:

a. Purchase price of $0.01;

b. Exercise price set at the closing price of the Company's common stock on the closing date of the Financing;

c. Warrant term of 3 years, standard anti-dilution provisions and unlimited "piggyback" registration rights; and

d. The Company has the right on fifteen (15) days written notice (the "**Call Notice**") to require the Warrant holder to exercise the Warrant so long as the closing price of the common shares of the Company equals or exceeds $1.75 per common share for at least twenty (20) consecutive trading days prior to the date of the Call Notice. The Warrants will terminate on the date that is fifteen (15) days (the "**Call Period**") from the date of the Call Notice in the

event that the Warrant holder does not exercise the Warrant during the Call Period.

In addition, without regard to whether the Financing is consummated or this Agreement expires or is terminated, all fees, disbursements and out-of-pocket expenses (the "**Expenses**") incurred by Imperial Capital in connection with the services to be rendered hereunder (including, without limitation, reasonable attorneys' fees, travel and lodging expenses, word processing charges, messenger services, duplicating services, facsimile expenses and other customary expenditures) shall be reimbursed to Imperial Capital, or paid on behalf of Imperial Capital, promptly as billed. Imperial Capital shall be paid an initial cash deposit of $25,000.00 (the "**Deposit**") against Expenses upon the execution of this Agreement. Any unused amounts of the Deposit will be returned to the Company upon demand. Further, the Company shall be responsible for all other Expenses associated with the Financing including, without limitation, its own accounting and attorneys' fees, travel and lodging expenses, word processing charges, messenger services, duplicating services, facsimile expenses, printing costs and other expenditures. The Company acknowledges that Imperial Capital is not responsible for reimbursement of Expenses from potential Purchasers (including but not limited to reasonable attorneys' fees) associated with pursuing and completing the Financing. After the first $5,000.00 of Expenses, Imperial Capital will provide the Company with documentation supporting such Expenses. Further documentation will be provided to the Company for Expenses in excess of the first $5,000.00 in $2,500.00 increments up to the Deposit. Imperial Capital will not incur Expenses in excess of the Deposit without the express written consent of the Company.

As further consideration, the Company agrees to the indemnification and other obligations set forth in Schedule I attached hereto, which such schedule is an integral part hereof and incorporated herein by reference.

All fees and expenses payable to Imperial Capital pursuant to this Section 2 shall be payable in cash via wire transfer to an account designated by Imperial Capital. No fee paid to Imperial Capital or any of its affiliates shall be credited against any other fee paid or payable to Imperial Capital or any of its affiliates.

Fees for additional advisory services provided by Imperial Capital will be based upon customary market rates for such services, will be agreed upon in good faith between the Company and Imperial Capital and will be delineated in future potential agreements.

Schedule 4.9

Delinquent Tax Returns

Southern Star Energy Inc. and Consolidated Subsidiaries Tax Return Inventory
As of July 11, 2008

Tax Returns	Fed/State	Year-ended May 31	Company	Filed	Non-Filed
1120 - Federal	Fed	2005	SSE		X
1120 - Federal	Fed	2006	SSE		X
1120 - Federal	Fed	2007	SSE		X
1120 – Federal	Fed	2007	SSO		X
CIFT – 620 Corp Inc/ Franchise Tax	LA	2007	SSO		X

Notes:

1. Form 1120 is due on the 15th day of the third month after the end of the corporation's tax year.
2. Southern Star Operating effective date is October 27, 2006.

Schedule 4.10

Litigation

Waiel Shihadeh vs. Southern Star Operating, Inc., et al., in the 26th Judicial District Court, Bossier Parish, Louisiana.

Schedule 4.12

Debt

Prime Rate Premium Finance Corporation, Inc.
Primary Directors & Officers ($5mm) XL Specialty Insurance Company
Excess Directors& Officers (5mm xs 5mm) RSUI Indemnity Company
Excess Directors& Officers (5mm xs 10mm) Illinois National Insurance Company

Policy Period: January 14, 2008 – January 14, 2009
$128,446.00 Total Premium
$25,690.00 Down
$11,728.78 monthly

Schedule 4.16

Environmental Matters

See attached Environmental Site Assessment from Bramer Engineering dated June 23, 2008.

ENVIRONMENTAL
SITE ASSESSMENT
OF
Sentell Field
For
Southern Star Energy, Inc.
Prepared by
Brammer Engineering, Inc.
June 23, 2008

Fred Weeks, REM 5549
Brammer Engineering, Inc.

Summary

The surface assessment found the locations to be fairly well maintained from an environmental standpoint. There are some permit needs and recommendations associated with these locations that should be addressed (see **Findings, Conclusions and Recommendations** below).

Regulatory Records Review

A search of federal regulatory information was made to compile the following report. This information was obtained from these sources:

NPL – The EPA National Priorities List is a list of uncontrolled or abandoned hazardous waste sites cited for cleanup under SuperFund. The site is scored based on EPA's Hazardous Ranking System.

CERCLA – The EPA Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) and Information System (CERCLIS) serves to track sites that have come to EPA's attention as having potential for releasing hazardous substances into the environment.

ERNS – The EPA Emergency Response Notification System serves to store information on releases of oil and hazardous substances. Releases are recorded in ERNS when they are initially reported to the federal government by any party. ERNS combines data from the National Response Center and the Marine Safety Information System.

No National Priorities List (NPL) sites were found within 1.0 miles of the sites under assessment.

There were no sites on the Comprehensive Environmental Response, Compensation and Liability Information System (CERCLIS) list found within 0.5 miles of the sites under assessment.

There were no facilities on the Resource Conservation and Recovery Act (RCRA) Treatment Storage or Disposal (TSD) list found within 1.0 mile of the sites under assessment.

No facilities on the ERNS list were found in the immediate vicinity of the sites under assessment.

AGENCY INTERVIEWS

No agency interviews were conducted during this assessment.

Findings, Conclusions and Recommendations

The properties of interest appear to be free of any environmental pollution on the surface. No SPCC plans or air permits are in place. There appears to be open water wells at the Atkins-Lincoln 18 #1 and the R C Atkins ETAL 8 #1. N.O.R.M. surveys were conducted at each location and there was no N.O.R.M. contamination detected.. While not normally a part of an environmental assessment some signage requirements and safety findings and recommendations are also listed below.

FIELD WIDE

FINDING: No SPCC plans.
RECOMMENDATION: Have field SPCC plan developed and put in place.

FINDING: Tanks not labeled per Hazard Communication and regulatory requirements.
RECOMMENDATION: Have tanks labeled with Hazcom stickers, "Danger No Smoking" labels and contents labels per regulatory requirements.

ATKINS-LINCOLN 18 #1

FINDING: No air permit per regulation.
RECOMMENDATION: Apply for air permit with the Louisiana DEQ.

FINDING: Open water well at N. corner of location.
RECOMMENDATION: Close or transfer water well to land owner.

FINDING; Location in close proximity to housing.
RECOMMENDATION: Fence and lock location.

R C ATKINS ETAL 8 #1

FINDING: No air permit per regulation.
RECOMMENDATION: Apply for air permit with the Louisiana DEQ.

FINDING: Open water well at S.W. corner of location.
RECOMMENDATION: Close or transfer water well to land owner.

FINDING: Two 6,000 gallon NGL tanks onsite.
RECOMMENDATION: Have evaluated for possible PSM facility.

ATKINS-LINCOLN 17 #1

FINDING: Open reserve pit.
RECOMMENDATION: Have reserve pit tested and closed.

RANDALL 7 #2

FINDING: Open reserve pit.
RECOMMENDATION: Have reserve pit tested and closed

LIMITATIONS

The purpose of this environmental site assessment is to identify, within limits, the environmental liability, or potential environmental liability, of the property under assessment. Recognized environmental conditions have been assessed and reported herein.

Included in this report are interview and inspection results and findings and governmental regulatory records review as related to potential environmental liability.

The findings and conclusions of this report are not scientific certainties, but rather, probabilities based on professional judgment concerning the significance of the data gathered during the course of the environmental assessment.

All aspects of the ASTM-E-1527 standard for Phase One Environmental Site Assessments have been met. The requirements set forth by ASTM Standards, for a Phase I Assessment include the following:

1. Planning - An activity that identifies purpose, objectives and gathers information to effectively progress through the steps that follow;
2. Review of Records - Includes reviewing records (governments and related entities) by accessing several governmental databases and historical records. It involves the review aerial photography and topographic maps;

3. On-Site Visit - Observing the site and with the information previously obtained study and analyze the site and surroundings from a past, present and potential future effects;
4. Dialogues & Interviewing - gathering information in dialogue with site present (and previous) owners, site occupants and local regulatory entities. If the information warrants, further investigation through others that may provide or assist with relevant information; and
5. Assessment Report - The obtained data and information is compiled in a report structured to meet requirements of the assessment objectives which include findings, recommendations and conclusions.

Brammer Engineering, Inc. is not able to represent that the site or adjoining land contains no hazardous waste, oil or other latent condition beyond that detected or observed by this company during the assessment. The possibility always exists for contaminants to migrate through surface water, air or groundwater. The ability to accurately address the environmental risk associated with transport in these media is beyond the scope of this investigation.

Schedule 4.17

<u>Operating Permits and Licenses</u>
(Fees, Assessments or Penalties)

None.

Schedule 4.20

Contingent Liabilities

Pledge of Certificate of Deposit Agreement dated November 15, 2006, between Southern Star Operating, Inc., and the Commissioner of Conservation, State of Louisiana, in the amount of $25,000 deposited at Amegy Bank of Texas.

Schedule 4.22

Unpaid Bills and Working Capital Positions

See attached.

07/08/2008 09:49 am
Company:ENRGY

Southern Star Energy
Open Item Report

Sub-Account BBO thru ZZZ
Due As of 12/31/9999

Bank A/P:2011

Due Date	Jnl	Inv Date	G/L Eff	Invoice#	Description	Amount
BUS		**Business Wire Canada**				
07/02/2008	20	06/02/2008	06/02/2008	9001683	A/P Invoice	1,029.00
BUS		Business Wire Canada			**Vendor Total**	**1,029.00**
CLKW		**CLARK WILSON LLP**				
07/01/2008	20	06/01/2008	06/01/2008	1788421	File # 32025-0001	5,103.58
CLKW		CLARK WILSON LLP			**Vendor Total**	**5,103.58**
ELY		**ELY AND ASSOCIATES, INC.**				
05/30/2008	20	04/30/2008	05/01/2008	994154	A/P Invoice	760.00
ELY		ELY AND ASSOCIATES, INC.			**Vendor Total**	**760.00**
GRUY		**H.J. Gruy and Associates, Inc.**				
06/30/2008	20	05/31/2008	05/31/2008	08-05107	Job # 08-569-101	25,546.45
GRUY		H.J. Gruy and Associates, Inc.			**Vendor Total**	**25,546.45**
MEA		**Meagher Oil & Gas Properties**				
07/02/2008	20	06/02/2008	06/02/2008	051508SS-26	A/P Invoice	2,024.00
07/02/2008	20	06/02/2008	06/02/2008	051508 SS-11	A/P Invoice	2,494.43
07/02/2008	20	06/02/2008	06/02/2008	051508 SS-031	A/P Invoice	21,853.49
07/02/2008	20	06/02/2008	06/02/2008	05-1508 SS-009	A/P Invoice	2,211.56
07/02/2008	20	06/02/2008	06/02/2008	05-15-08 SS-003	A/P Invoice	556.00
07/02/2008	20	06/02/2008	06/02/2008	05-15-08 SS-004	A/P Invoice	1,827.79
MEA		Meagher Oil & Gas Properties			**Vendor Total**	**30,967.27**
RED		**Redchip Companies, Inc.**				
07/01/2008	20	06/19/2008	06/19/2008	400261	A/P Invoice	7,500.00
RED		Redchip Companies, Inc.			**Vendor Total**	**7,500.00**
TLC		**TLC Office Systems**				
07/11/2008	20	06/11/2008	06/11/2008	298360	Customer #10H799	259.80
TLC		TLC Office Systems			**Vendor Total**	**259.80**
VCFO		**virtual CFO**				
06/26/2008	20	05/27/2008	05/27/2008	041633	SOUTHERN001	743.75
07/02/2008	20	06/02/2008	06/02/2008	014770	A/P Invoice	350.00
VCFO		virtual CFO			**Vendor Total**	**1,093.75**
					**Total Payable	72,259.85
					**Credit Balances	0.00
					****Net Total	72,259.85

Pending Invoices

Vendor	Created Date	Creat	Invoice	GL E ▲	RouteDat	Amoun	Vend#	Da	Do	R ▲	Use	Due Dat
⊟ Route To : RW(Total: $379,082.47, Count: 104)												
Regard Resources Co.	06/18/2008 3:08	KH	06/01/2	06/01/2	06/18/200	7,932.5	REG	20		RW	KH	07/01/20
Advantage Oilfield Service, L.L	06/25/2008 3:18	KH	06/02/2	06/02/2	07/08/200	670.00	ADV	0		RW	KH	07/02/20
Dan Blocker Petroleum Consul	06/17/2008 9:35	DD	06/03/2	06/03/2	06/17/200	2,269.0	DAN	21		RW	DD	07/03/20
Advantage Oilfield Service, L.L	06/25/2008 3:19	KH	06/03/2	06/03/2	07/08/200	750.00	ADV	0		RW	KH	07/03/20
Dan Blocker Petroleum Consul	06/17/2008 9:34	DD	06/04/2	06/04/2	06/17/200	2,181.9	DAN	21		RW	DD	07/04/20
Rig Runner's Inc.	06/17/2008 10:04	DD	06/04/2	06/04/2	06/17/200	2,528.0	RIG	21		RW	DD	07/04/20
Pinnergy, Ltd	06/20/2008 8:58	KH	06/04/2	06/04/2	06/20/200	1,619.4	PIN	18		RW	KH	07/04/20
Dan Blocker Petroleum Consul	06/17/2008 9:33	DD	06/04/2	06/04/2	07/03/200	4,467.0	DAN	5		RW	JG	07/04/20
Pinnergy, Ltd	07/03/2008 11:05	JG	06/04/2	06/04/2	07/03/200	446.00	PIN	5		RW	JG	07/04/20
Lide Industries, Inc.	06/16/2008 1:31	KH	06/04/2	06/04/2	07/08/200	27,826.	LID	0		RW	KH	07/04/20
Specialty Rental Tools and Sup	06/13/2008 8:56	KH	06/05/2	06/05/2	06/13/200	8,790.6	STS	25		RW	KH	07/05/20
Nabors Well Services Ltd.	06/13/2008 12:04	KH	06/05/2	06/05/2	06/13/200	1,105.0	NWS	25		RW	KH	07/05/20
Ark-La-Tex Wireline Services,	06/17/2008 8:55	KH	06/05/2	06/05/2	06/17/200	7,973.6	ARK	21		RW	KH	07/05/20
Dan Blocker Petroleum Consul	06/17/2008 9:27	DD	06/05/2	06/05/2	06/17/200	3,393.7	DAN	21		RW	DD	07/05/20
Frac Lights & Equipment, Inc.	06/17/2008 9:49	DD	06/05/2	06/05/2	06/17/200	2,789.3	FRC	21		RW	DD	07/05/20
Frac Lights & Equipment, Inc.	06/17/2008 9:51	DD	06/05/2	06/05/2	06/17/200	2,909.7	FRC	21		RW	DD	07/05/20
Helms Packer Service, Inc.	06/17/2008 9:53	DD	06/05/2	06/05/2	06/17/200	3,119.1	HEL	21		RW	DD	07/05/20
Helms Packer Service, Inc.	06/17/2008 9:59	DD	06/05/2	06/05/2	06/17/200	2,959.0	HEL	21		RW	DD	07/05/20
Pinnergy, Ltd	06/20/2008 8:55	KH	06/05/2	06/05/2	06/20/200	1,436.0	PIN	18		RW	KH	07/05/20
Pinnergy, Ltd	07/03/2008 11:07	JG	06/05/2	06/05/2	07/03/200	403.25	PIN	5		RW	JG	07/05/20
Pinnergy, Ltd	06/13/2008 8:37	KH	06/06/2	06/06/2	06/13/200	1,139.4	PIN	25		RW	KH	07/06/20
Pinnergy, Ltd	06/13/2008 8:39	KH	06/06/2	06/06/2	06/13/200	360.50	PIN	25		RW	KH	07/06/20
Wilson	06/13/2008 10:38	KH	06/06/2	06/06/2	06/13/200	334.03	WIL	25		RW	KH	07/06/20
Wilson	06/13/2008 10:43	KH	06/06/2	06/06/2	06/13/200	846.02	WIL	25		RW	KH	07/06/20
Wilson	06/13/2008 10:44	KH	06/06/2	06/06/2	06/13/200	614.34	WIL	25		RW	KH	07/06/20
Wilson	06/13/2008 10:47	KH	06/06/2	06/06/2	06/13/200	389.89	WIL	25		RW	KH	07/06/20
Coastal Chemical Co., L.L.C.	06/16/2008 9:25	KH	06/06/2	06/06/2	06/16/200	3,564.8	COA	22		RW	KH	07/06/20
Rig Runner's Inc.	06/17/2008 10:00	DD	06/06/2	06/06/2	06/17/200	2,844.0	RIG	21		RW	DD	07/06/20
Rig Runner's Inc.	06/17/2008 10:26	KH	06/06/2	06/06/2	06/17/200	2,086.0	RIG	21		RW	KH	07/06/20
Pinnergy, Ltd	06/16/2008 11:39	KH	06/09/2	06/09/2	06/16/200	2,010.3	PIN	22		RW	KH	07/09/20
Southern Steel & Supply	06/16/2008 11:40	KH	06/09/2	06/09/2	06/16/200	395.34	SOU	22		RW	KH	07/09/20
Pinnergy, Ltd	07/03/2008 11:06	JG	06/09/2	06/09/2	07/03/200	317.75	PIN	5		RW	JG	07/09/20
Gardner Consultants, Inc	06/13/2008 11:57	KH	06/10/2	06/10/2	06/13/200	360.00	GAR	25		RW	KH	07/10/20
Dan Blocker Petroleum Consul	06/16/2008 9:05	KH	06/10/2	06/10/2	06/16/200	2,152.0	DAN	22		RW	KH	07/10/20
Dan Blocker Petroleum Consul	06/16/2008 9:08	KH	06/10/2	06/10/2	06/16/200	2,194.2	DAN	22		RW	KH	07/10/20
Dan Blocker Petroleum Consul	06/16/2008 9:09	KH	06/10/2	06/10/2	06/16/200	2,542.0	DAN	22		RW	KH	07/10/20
Dan Blocker Petroleum Consul	06/16/2008 9:11	KH	06/10/2	06/10/2	06/16/200	7,271.2	DAN	22		RW	KH	07/10/20
National Tank Company	06/16/2008 9:19	KH	06/10/2	06/10/2	06/16/200	9,873.7	NAT	22		RW	KH	07/10/20
National Tank Company	06/16/2008 9:21	KH	06/10/2	06/10/2	06/16/200	450.27	NAT	22		RW	KH	07/10/20

Vendor	Created Date	Creat	Invoice	GL E ▲	RouteDat	Amoun	Vendi	# Da	Do	R ▲	Use	Due Dat
Frac Lights & Equipment, Inc.	06/16/2008 11:51	KH	06/10/2	06/10/2(	06/16/200	470.63	FRC	22		RW	KH	07/10/2C
Hargrove, Smelley, Strickland (	06/16/2008 11:57	KH	06/10/2	06/10/2(	06/16/200	125.00	HAR	22		RW	KH	07/10/2C
Awss Enterprises, LLC	06/13/2008 8:58	KH	06/11/2	06/11/2(	06/13/200	4,682.9	AWS	25		RW	KH	07/11/2C
Awss Enterprises, LLC	06/13/2008 8:59	KH	06/11/2	06/11/2(	06/13/200	5,485.0	AWS	25		RW	KH	07/11/2C
J-W Wireline Company	06/16/2008 1:42	KH	06/11/2	06/11/2(	06/16/200	6,265.6	J-W	22		RW	KH	07/11/2C
J-W Wireline Company	06/16/2008 3:20	KH	06/11/2	06/11/2(	06/17/200	5,343.9	J-W	21		RW	KH	07/11/2C
Meagher Oil & Gas Properties	06/17/2008 10:47	KH	06/12/2	06/12/2(	06/19/200	1,520.0	MEA	19		RW	KH	07/12/2C
Meagher Oil & Gas Properties	06/17/2008 10:49	KH	06/12/2	06/12/2(	06/19/200	1,986.3	MEA	19		RW	KH	07/12/2C
Meagher Oil & Gas Properties	06/17/2008 10:56	KH	06/12/2	06/12/2(	06/19/200	20,886.	MEA	19		RW	KH	07/12/2C
Dan Blocker Petroleum Consul	06/18/2008 3:02	KH	06/13/2	06/13/2(	06/18/200	3,198.5	DAN	20		RW	KH	07/13/2C
Meagher Oil & Gas Properties	06/17/2008 10:28	KH	06/13/2	06/13/2(	06/19/200	2,110.8	MEA	19		RW	KH	07/13/2C
Dan Blocker Petroleum Consul	06/23/2008 9:10	KH	06/13/2	06/13/2(	06/23/200	11,825.	DAN	15		RW	KH	07/13/2C
Dan Blocker Petroleum Consul	06/23/2008 9:13	KH	06/13/2	06/13/2(	06/23/200	4,475.0	DAN	15		RW	KH	07/13/2C
Dan Blocker Petroleum Consul	07/03/2008 11:0	JG	06/13/2	06/13/2(	07/03/200	1,406.2	DAN	5		RW	JG	07/13/2C
Southern Steel & Supply	06/23/2008 4:10	KH	06/14/2	06/14/2(	06/24/200	40.62	SOU	14		RW	KH	07/14/2C
Frac Lights & Equipment, Inc.	06/18/2008 3:09	KH	06/16/2	06/16/2(	06/18/200	2,095.1	FRC	20		RW	KH	07/16/2C
State Line Vacuum Services L	06/20/2008 9:10	KH	06/16/2	06/16/2(	06/20/200	4,009.0	STV	18		RW	KH	07/16/2C
State Line Vacuum Services L	06/20/2008 9:15	KH	06/16/2	06/16/2(	06/20/200	2,269.7	STV	18		RW	KH	07/16/2C
State Line Vacuum Services L	06/20/2008 9:16	KH	06/16/2	06/16/2(	06/20/200	7,125.0	STV	18		RW	KH	07/16/2C
State Line Vacuum Services L	06/20/2008 9:58	KH	06/16/2	06/16/2(	06/20/200	1,875.0	STV	18		RW	KH	07/16/2C
State Line Vacuum Services L	06/20/2008 10:11	KH	06/16/2	06/16/2(	06/20/200	1,125.0	STV	18		RW	KH	07/16/2C
Cook Pumping Services, L.L.C	06/23/2008 4:14	KH	06/16/2	06/16/2(	06/24/200	700.00	COO	14		RW	KH	07/16/2C
Cook Pumping Services, L.L.C	06/23/2008 4:16	KH	06/16/2	06/16/2(	06/24/200	550.00	COO	14		RW	KH	07/16/2C
Cook Pumping Services, L.L.C	06/23/2008 4:17	KH	06/16/2	06/16/2(	06/24/200	550.00	COO	14		RW	KH	07/16/2C
Core Laboratories LP	06/24/2008 9:51	KH	06/16/2	06/16/2(	06/24/200	9,316.0	COR	14		RW	KH	07/16/2C
Hargrove, Smelley, Strickland (	06/20/2008 9:05	KH	06/17/2	06/17/2(	06/20/200	10,285.	HAR	18		RW	KH	07/17/2C
Southern Steel & Supply	06/23/2008 9:06	KH	06/17/2	06/17/2(	06/23/200	1,048.2	SOU	15		RW	KH	07/17/2C
Southern Steel & Supply	06/23/2008 9:07	KH	06/17/2	06/17/2(	06/23/200	194.44	SOU	15		RW	KH	07/17/2C
Southern Steel & Supply	06/23/2008 9:09	KH	06/17/2	06/17/2(	06/23/200	93.61	SOU	15		RW	KH	07/17/2C
Hargrove, Smelley, Strickland (	06/20/2008 9:01	KH	06/17/2	06/17/2(	07/08/200	8,715.5	HAR	0		RW	KH	07/17/2C
Hargrove, Smelley, Strickland (	06/20/2008 9:07	KH	06/17/2	06/17/2(	07/08/200	5,349.6	HAR	0		RW	KH	07/17/2C
Valerus Compression Services	06/24/2008 9:55	KH	06/18/2	06/18/2(	06/24/200	4,153.5	VAL	14		RW	KH	07/18/2C
National Tank Company	06/23/2008 4:11	KH	06/19/2	06/19/2(	06/24/200	1,127.9	NAT	14		RW	KH	07/19/2C
National Tank Company	06/23/2008 4:13	KH	06/19/2	06/19/2(	06/24/200	22,033.	NAT	14		RW	KH	07/19/2C
Cook Pumping Services, L.L.C	06/24/2008 9:40	KH	06/20/2	06/20/2(	06/24/200	2,000.0	COO	14		RW	KH	07/20/2C
Cook Pumping Services, L.L.C	06/24/2008 9:44	KH	06/20/2	06/20/2(	06/24/200	500.00	COO	14		RW	KH	07/20/2C
Cook Pumping Services, L.L.C	06/24/2008 9:49	KH	06/20/2	06/20/2(	06/24/200	1,500.0	COO	14		RW	KH	07/20/2C
Southern Steel & Supply	06/23/2008 9:46	KH	06/23/2	06/23/2(	06/23/200	207.84	SOU	15		RW	KH	07/23/2C
B & B Oil Tools, Inc.	07/03/2008 10:35	JG	06/23/2	06/23/2(	07/03/200	2,264.9	BBO	5		RW	JG	07/23/2C
B & B Oil Tools, Inc.	07/03/2008 10:43	JG	06/23/2	06/23/2(	07/03/200	1,245.0	BBO	5		RW	JG	07/23/2C
B & B Oil Tools, Inc.	07/03/2008 10:47	JG	06/23/2	06/23/2(	07/03/200	1,245.0	BBO	5		RW	JG	07/23/2C

Vendor	Created Date	Creat	Invoice	GL E ▲	RouteDat	Amoun	Vend	# Da	Do	R ▲	Use	Due Dat
B & B Oil Tools, Inc.	07/03/2008 10:48	JG	06/23/2	06/23/2	07/03/200	3,586.2	BBO	5		RW	JG	07/23/20
B & B Oil Tools, Inc.	07/03/2008 10:50	JG	06/23/2	06/23/2	07/03/200	415.00	BBO	5		RW	JG	07/23/20
Weatherford US LP	07/03/2008 12:51	JG	06/23/2	06/23/2	07/03/200	1,170.1	WEA	5		RW	JG	07/23/20
Weatherford US LP	07/03/2008 1:06	JG	06/23/2	06/23/2	07/03/200	8,245.2	WEA	5		RW	JG	07/23/20
Weatherford US LP	07/03/2008 1:07	JG	06/23/2	06/23/2	07/03/200	3,790.2	WEA	5		RW	JG	07/23/20
Weatherford US LP	07/03/2008 1:08	JG	06/23/2	06/23/2	07/03/200	2,882.7	WEA	5		RW	JG	07/23/20
Wilson	07/03/2008 1:12	JG	06/23/2	06/23/2	07/03/200	1,245.0	WIL	5		RW	JG	07/23/20
Wilson	07/03/2008 1:13	JG	06/23/2	06/23/2	07/03/200	1,519.8	WIL	5		RW	JG	07/23/20
Meagher Oil and Gas Propertie	06/25/2008 10:26	KH	06/24/2	06/24/2	06/25/200	930.00	MEA-	13		RW	KH	07/24/20
State Line Vacuum Services L	07/03/2008 1:09	JG	06/24/2	06/24/2	07/03/200	2,625.0	STV	5		RW	JG	07/24/20
State Line Vacuum Services L	07/03/2008 1:10	JG	06/24/2	06/24/2	07/03/200	7,875.0	STV	5		RW	JG	07/24/20
State Line Vacuum Services L	07/03/2008 1:11	JG	06/24/2	06/24/2	07/03/200	2,250.0	STV	5		RW	JG	07/24/20
State Line Vacuum Services L	07/03/2008 1:11	JG	06/24/2	06/24/2	07/03/200	3,750.0	STV	5		RW	JG	07/24/20
Nabors Drilling USA	07/03/2008 1:15	JG	06/26/2	06/26/2	07/03/200	311.64	NAB	5		RW	JG	07/26/20
CC Forbes Company L.P.	07/03/2008 10:14	JG	06/28/2	06/28/2	07/03/200	14,147.	CCF	5		RW	JG	07/28/20
CC Forbes Company L.P.	07/03/2008 10:21	JG	06/28/2	06/28/2	07/03/200	8,756.2	CCF	5		RW	JG	07/28/20
CC Forbes Company L.P.	07/03/2008 10:24	JG	06/28/2	06/28/2	07/03/200	8,125.6	CCF	5		RW	JG	07/28/20
CC Forbes Company L.P.	07/03/2008 10:26	JG	06/28/2	06/28/2	07/03/200	14,810.	CCF	5		RW	JG	07/28/20
B & B Oil Tools, Inc.	07/03/2008 10:53	JG	06/30/2	06/30/2	07/03/200	2,905.0	BBO	5		RW	JG	07/30/20
B & B Oil Tools, Inc.	07/03/2008 10:55	JG	06/30/2	06/30/2	07/03/200	415.00	BBO	5		RW	JG	07/30/20
B & B Oil Tools, Inc.	07/03/2008 10:57	JG	06/30/2	06/30/2	07/03/200	305.20	BBO	5		RW	JG	07/30/20
B & B Oil Tools, Inc.	07/03/2008 10:58	JG	06/30/2	06/30/2	07/03/200	415.00	BBO	5		RW	JG	07/30/20
B & B Oil Tools, Inc.	07/03/2008 10:59	JG	06/30/2	06/30/2	07/03/200	415.00	BBO	5		RW	JG	07/30/20
B & B Oil Tools, Inc.	07/03/2008 11:00	JG	06/30/2	06/30/2	07/03/200	1,473.9	BBO	5		RW	JG	07/30/20

Total: 379,082.47
Pending

Bank A/P:2010

Due Date	Jnl	Inv Date	G/L Eff	Invoice#	Description		Amount
BBO		**B & B Oil Tools, Inc.**					
06/27/2008	20	05/28/2008	05/28/2008	15088	A/P Invoice		1,245.00
06/27/2008	20	05/28/2008	05/28/2008	15089	A/P Invoice		830.00
06/27/2008	20	05/28/2008	05/28/2008	15090	A/P Invoice		415.00
06/27/2008	20	05/28/2008	05/28/2008	15091	A/P Invoice		415.00
06/27/2008	20	05/28/2008	05/28/2008	15092	A/P Invoice		415.00
06/27/2008	20	05/28/2008	05/28/2008	15093	A/P Invoice		415.00
06/27/2008	20	05/28/2008	05/28/2008	15094	A/P Invoice		1,245.00
06/28/2008	20	05/29/2008	05/29/2008	15108	A/P Invoice		415.00
07/03/2008	20	06/03/2008	06/03/2008	15114	A/P Invoice		2,490.00
07/03/2008	20	06/03/2008	06/03/2008	15115	A/P Invoice		2,560.00
07/03/2008	20	06/03/2008	06/03/2008	15116	A/P Invoice		2,303.90
07/03/2008	20	06/03/2008	06/03/2008	15121	A/P Invoice		415.00
BBO		B & B Oil Tools, Inc.				**Vendor Total**	**13,163.90**
BJS		**BJ Services Company**					
10/27/2007	20	09/27/2007	09/27/2007	1309592 SP00110	8-1 Stage 1 hybrid/Viking Frac		8,138.59
11/18/2007	20	10/19/2007	10/19/2007	1317262 SP00110	8-1 stage 2-6 optifrac		0.00
11/20/2007	20	10/21/2007	10/21/2007	1317192 SP0110	8-1 arcadia coiled tubing		0.00
11/21/2007	20	10/22/2007	10/22/2007	1317199	8-1 arcadia coiled tubing		0.00
11/22/2007	20	10/23/2007	10/23/2007	1317340 SP0110	8-1 frac - arcadia coiled tubing		0.00
11/22/2007	20	10/23/2007	10/23/2007	1317208 SP00110	8-1 Frac - arcadia coiled tubing		0.00
11/23/2007	20	10/24/2007	10/24/2007	1317212 SP00110	Arcadia coiled tubing		41,986.80
11/24/2007	20	10/25/2007	10/25/2007	1317285 SP00110	8-1 frac - arcadia coiled tubing		0.00
12/07/2007	20	11/07/2007	11/07/2007	1320541 SP 0011	18-1 arcadia coil tech		11,525.40
12/07/2007	20	11/07/2007	11/07/2007	1322188 SP 0011	18-1 Fracture		0.00
12/09/2007	20	11/09/2007	11/09/2007	1320539 SP00110	arcadia coiled tubing		0.00
12/09/2007	20	11/09/2007	11/09/2007	1320540 SP 0110	18-1 Frac job		23,757.87
12/10/2007	20	11/10/2007	11/10/2007	1322618 SP 0010	18-1 frac job		14,195.85
12/11/2007	20	11/11/2007	11/11/2007	1320534 SP00110	18-1 arcadia coiled tubing		17,049.13
06/02/2008	20	05/03/2008	05/03/2008	1382333 SP00110	A/P Invoice		22,664.06
BJS		BJ Services Company				**Vendor Total**	**139,317.70**
CCF		**CC Forbes Company L.P.**					
06/19/2008	20	05/20/2008	05/20/2008	19986	A/P Invoice		8,635.22
06/19/2008	20	05/20/2008	05/20/2008	19988	A/P Invoice		11,647.80
06/19/2008	20	05/20/2008	05/20/2008	19989	A/P Invoice		13,569.63
CCF		CC Forbes Company L.P.				**Vendor Total**	**33,852.65**
COC		**Crawford Oilfield Construction, L.L.C.**					
06/20/2008	20	05/21/2008	05/21/2008	SS195A	A/P Invoice		3,830.04
06/21/2008	20	05/22/2008	05/22/2008	SS196A	A/P Invoice		3,424.96
06/22/2008	20	05/23/2008	05/23/2008	SS197A	A/P Invoice		2,717.44
06/26/2008	20	05/27/2008	05/27/2008	SS198A	A/P Invoice		1,416.80
06/26/2008	20	05/27/2008	05/27/2008	SS198B	A/P Invoice		2,184.88
06/27/2008	20	05/28/2008	05/28/2008	SS199A	A/P Invoice		2,447.84
06/27/2008	20	05/28/2008	05/28/2008	SS199B	A/P Invoice		659.52
06/28/2008	20	05/29/2008	05/29/2008	SS200A	A/P Invoice		2,822.40
06/29/2008	20	05/30/2008	05/30/2008	SS201A	A/P Invoice		1,929.76
06/30/2008	20	05/31/2008	05/31/2008	SS202A	A/P Invoice		2,798.84
COC		Crawford Oilfield Construction, L.L.C.				**Vendor Total**	**24,232.48**
CUDD		**CUDD ENERGY SERVICES**					
07/02/2008	20	06/02/2008	06/02/2008	423784	A/P Invoice		64,884.91
CUDD		CUDD ENERGY SERVICES				**Vendor Total**	**64,884.91**
DAN		**Dan Blocker Petroleum Consulting, Inc.**					
06/26/2008	20	05/27/2008	05/27/2008	15500	A/P Invoice		3,095.00
06/26/2008	20	05/27/2008	05/27/2008	15531	A/P Invoice		935.00
06/29/2008	20	05/30/2008	05/30/2008	FB-2395	A/P Invoice		4,375.00

Due Date	Jnl	Inv Date	G/L Eff	Invoice#	Description		Amount
DAN	**Dan Blocker Petroleum Consulting, Inc. <Continued>**						
06/29/2008	20	05/30/2008	05/30/2008	FB-2396	A/P Invoice		2,237.00
06/29/2008	20	05/30/2008	05/30/2008	FB-2397	A/P Invoice		2,100.00
06/30/2008	20	05/31/2008	05/31/2008	FB-2401	A/P Invoice		3,748.30
06/30/2008	20	05/31/2008	05/31/2008	FB-2402	A/P Invoice		4,483.50
06/30/2008	20	05/31/2008	05/31/2008	FB-2403	A/P Invoice		2,100.00
DAN	Dan Blocker Petroleum Consulting, Inc.					**Vendor Total**	**23,073.80**
FRC	**Frac Lights & Equipment, Inc.**						
07/04/2008	20	06/04/2008	06/04/2008	41419	A/P Invoice		957.75
07/17/2008	20	06/17/2008	06/17/2008	41655	A/P Invoice		11,158.37
FRC	Frac Lights & Equipment, Inc.					**Vendor Total**	**12,116.12**
HAR	**Hargrove, Smelley, Strickland & Langley**						
06/14/2008	20	05/15/2008	06/01/2008	31066	A/P Invoice		3,672.50
HAR	Hargrove, Smelley, Strickland & Langley					**Vendor Total**	**3,672.50**
J-W	**J-W Wireline Company**						
06/23/2008	20	05/24/2008	05/24/2008	CW20080510009855	A/P Invoice		5,468.58
J-W	J-W Wireline Company					**Vendor Total**	**5,468.58**
JWM	**J-W Measurement Company**						
06/19/2008	20	05/20/2008	05/20/2008	M356730	A/P Invoice		2,398.19
06/20/2008	20	05/21/2008	05/21/2008	M356856	A/P Invoice		3,133.75
06/28/2008	20	05/29/2008	05/29/2008	M359604	A/P Invoice		470.51
JWM	J-W Measurement Company					**Vendor Total**	**6,002.45**
LIB	**Liberty Pressure Pumping, L.P.**						
05/12/2008	20	05/12/2008	05/12/2008	INV0001650	A/P Invoice		68,663.50
LIB	Liberty Pressure Pumping, L.P.					**Vendor Total**	**68,663.50**
LID	**Lide Industries, Inc.**						
05/25/2008	20	04/25/2008	05/01/2008	21158	A/P Invoice		25,003.72
LID	Lide Industries, Inc.					**Vendor Total**	**25,003.72**
NAT	**National Tank Company**						
06/26/2008	20	05/27/2008	06/01/2008	18029434	A/P Invoice		478.70
06/26/2008	20	05/27/2008	06/01/2008	18029435	A/P Invoice		1,390.57
NAT	National Tank Company					**Vendor Total**	**1,869.27**
NWS	**Nabors Well Services Ltd.**						
06/20/2008	20	05/21/2008	05/21/2008	095-402836	A/P Invoice		11,539.70
06/20/2008	20	05/21/2008	05/21/2008	095-402841	A/P Invoice		2,754.30
06/28/2008	20	05/29/2008	05/29/2008	095-402862	A/P Invoice		3,380.30
06/28/2008	20	05/29/2008	05/29/2008	095-402865	A/P Invoice		4,112.90
NWS	Nabors Well Services Ltd.					**Vendor Total**	**21,787.20**
OST	**OST Fluid Services**						
05/16/2008	20	04/16/2008	05/01/2008	B5718	A/P Invoice		3,193.88
05/16/2008	20	04/16/2008	05/01/2008	B5719	A/P Invoice		894.09
05/23/2008	20	04/23/2008	05/01/2008	B5746	A/P Invoice		253.41
05/25/2008	20	04/25/2008	05/01/2008	B5773	A/P Invoice		3,915.84
05/28/2008	20	04/28/2008	05/01/2008	B5837	A/P Invoice		26,105.63
05/31/2008	20	05/01/2008	05/01/2008	B5807	A/P Invoice		870.19
05/31/2008	20	05/01/2008	05/01/2008	B5879	A/P Invoice		2,610.56
06/26/2008	20	05/27/2008	05/27/2008	B5747	A/P Invoice		870.19
OST	OST Fluid Services					**Vendor Total**	**38,713.79**
PIN	**Pinnergy, Ltd**						
05/23/2008	20	04/23/2008	05/01/2008	184138	A/P Invoice		412.97
05/29/2008	20	04/29/2008	05/01/2008	184529	A/P Invoice		371.68
05/30/2008	20	04/30/2008	05/01/2008	184744	A/P Invoice		1,197.62
05/30/2008	20	04/30/2008	05/01/2008	185323	A/P Invoice		11,106.45
05/30/2008	20	04/30/2008	05/01/2008	185330	A/P Invoice		19,485.00

Due Date	Jnl	Inv Date	G/L Eff	Invoice#	Description		Amount
PIN		**Pinnergy, Ltd <Continued>**					
05/30/2008	20	04/30/2008	05/01/2008	185345	A/P Invoice		2,192.06
06/07/2008	20	05/08/2008	05/08/2008	185630	A/P Invoice		618.32
06/07/2008	20	05/08/2008	05/08/2008	185634	A/P Invoice		535.88
06/19/2008	20	05/20/2008	05/20/2008	186934	A/P Invoice		1,206.10
06/19/2008	20	05/20/2008	05/20/2008	186936	A/P Invoice		1,274.64
06/19/2008	20	05/20/2008	05/20/2008	186937	A/P Invoice		463.30
06/19/2008	20	05/20/2008	05/20/2008	186939	A/P Invoice		501.72
06/19/2008	20	05/20/2008	05/20/2008	186942	A/P Invoice		3,451.94
06/19/2008	20	05/20/2008	05/20/2008	187105	A/P Invoice		591.10
06/19/2008	20	05/20/2008	05/20/2008	187111	A/P Invoice		1,201.88
06/27/2008	20	05/28/2008	05/28/2008	188016	A/P Invoice		339.00
06/27/2008	20	05/28/2008	05/28/2008	188018	A/P Invoice		339.00
06/27/2008	20	05/28/2008	05/28/2008	188020	A/P Invoice		339.00
06/27/2008	20	05/28/2008	05/28/2008	188027	A/P Invoice		409.22
06/27/2008	20	05/28/2008	05/28/2008	188030	A/P Invoice		361.63
06/27/2008	20	05/28/2008	05/28/2008	188034	A/P Invoice		454.69
06/30/2008	20	05/31/2008	05/31/2008	188730	A/P Invoice		1,051.75
PIN	Pinnergy, Ltd					**Vendor Total**	**47,904.95**
REM		**R.E.M. Solutions**					
06/30/2008	20	05/31/2008	05/31/2008	11659	A/P Invoice		305.00
06/30/2008	20	05/31/2008	05/31/2008	11660	A/P Invoice		125.00
06/30/2008	20	05/31/2008	05/31/2008	11661	A/P Invoice		125.00
06/30/2008	20	05/31/2008	05/31/2008	11662	A/P Invoice		1,027.50
06/30/2008	20	05/31/2008	05/31/2008	11663	A/P Invoice		125.00
06/30/2008	20	05/31/2008	05/31/2008	11664	A/P Invoice		125.00
06/30/2008	20	05/31/2008	05/31/2008	11665	A/P Invoice		1,090.23
06/30/2008	20	05/31/2008	05/31/2008	11666	A/P Invoice		31.25
REM	R.E.M. Solutions					**Vendor Total**	**2,953.98**
SMB		**Smith Bits**					
05/14/2008	20	04/14/2008	04/14/2008	IN619141	A/P Invoice		0.00
05/14/2008	20	04/14/2008	04/14/2008	IN619152	A/P Invoice		0.00
05/14/2008	20	04/14/2008	04/14/2008	IN619157	A/P Invoice		0.00
SMB	Smith Bits					**Vendor Total**	**0.00**
SOU		**Southern Steel & Supply**					
06/30/2008	20	05/31/2008	05/31/2008	612937	A/P Invoice		850.24
SOU	Southern Steel & Supply					**Vendor Total**	**850.24**
STE		**Steve Kent Trucking**					
06/20/2008	20	05/21/2008	05/21/2008	SK116689	A/P Invoice		2,421.26
06/20/2008	20	05/21/2008	05/21/2008	SK116690	A/P Invoice		6,291.82
06/25/2008	20	05/26/2008	05/26/2008	SK116827	A/P Invoice		1,971.14
06/26/2008	20	05/27/2008	05/27/2008	SK116828	A/P Invoice		4,421.45
06/26/2008	20	05/27/2008	05/27/2008	SK116829	A/P Invoice		1,893.13
06/26/2008	20	05/27/2008	05/27/2008	SK116830	A/P Invoice		3,085.89
06/26/2008	20	05/27/2008	05/27/2008	SK116831	A/P Invoice		2,271.76
06/26/2008	20	05/27/2008	05/27/2008	SK116832	A/P Invoice		757.26
06/26/2008	20	05/27/2008	05/27/2008	SK116833	A/P Invoice		417.63
06/28/2008	20	05/29/2008	05/29/2008	SK117028	A/P Invoice		786.86
06/28/2008	20	05/29/2008	05/29/2008	SK117032	A/P Invoice		1,219.29
06/28/2008	20	05/29/2008	05/29/2008	SK117033	A/P Invoice		825.86
STE	Steve Kent Trucking					**Vendor Total**	**26,363.35**
STS		**Specialty Rental Tools and Supply**					
06/29/2008	20	05/30/2008	05/30/2008	05-203456	A/P Invoice		8,525.65
06/30/2008	20	05/31/2008	05/31/2008	05-203681	A/P Invoice		2,216.96
STS	Specialty Rental Tools and Supply					**Vendor Total**	**10,742.61**
STV		**State Line Vacuum Services LLC**					
06/20/2008	20	05/21/2008	05/21/2008	3967	A/P Invoice		7,125.00
06/20/2008	20	05/21/2008	05/21/2008	3968	A/P Invoice		1,875.00

Southern Star Operating Inc.
Open Item Report

Due Date	Jnl	Inv Date	G/L Eff	Invoice#	Description		Amount
STV		**State Line Vacuum Services LLC <Continued>**					
06/20/2008	20	05/21/2008	05/21/2008	3969	A/P Invoice		1,125.00
06/20/2008	20	05/21/2008	05/21/2008	3970	A/P Invoice		7,125.00
06/20/2008	20	05/21/2008	05/21/2008	3971	A/P Invoice		6,480.00
06/29/2008	20	05/30/2008	05/30/2008	4000	A/P Invoice		3,375.00
06/29/2008	20	05/30/2008	05/30/2008	4001	A/P Invoice		6,750.00
06/29/2008	20	05/30/2008	05/30/2008	4002	A/P Invoice		1,125.00
06/29/2008	20	05/30/2008	05/30/2008	4003	A/P Invoice		3,070.00
06/29/2008	20	05/30/2008	05/30/2008	4004	A/P Invoice		10,195.00
06/30/2008	20	05/31/2008	05/31/2008	4048	A/P Invoice		4,500.00
06/30/2008	20	05/31/2008	05/31/2008	4049	A/P Invoice		5,625.00
06/30/2008	20	05/31/2008	05/31/2008	4050	A/P Invoice		1,125.00
06/30/2008	20	05/31/2008	05/31/2008	4051	A/P Invoice		5,250.00
06/30/2008	20	05/31/2008	05/31/2008	4052	A/P Invoice		7,875.00
STV		State Line Vacuum Services LLC				**Vendor Total**	**72,620.00**
TET		**TETRA Completion Services**					
06/11/2008	20	05/12/2008	06/01/2008	1153729 RI	A/P Invoice		3,254.00
TET		TETRA Completion Services				**Vendor Total**	**3,254.00**
THS		**Texas Hot Shot Company, Inc.**					
06/12/2008	20	05/13/2008	05/13/2008	3100869	A/P Invoice		1,006.95
06/12/2008	20	05/13/2008	05/13/2008	3100870	A/P Invoice		1,370.80
06/12/2008	20	05/13/2008	05/13/2008	3100871	A/P Invoice		1,199.45
06/12/2008	20	05/13/2008	05/13/2008	3100873	A/P Invoice		856.75
06/12/2008	20	05/13/2008	06/01/2008	03100872	A/P Invoice		1,713.50
THS		Texas Hot Shot Company, Inc.				**Vendor Total**	**6,147.45**
UNR		**United Rentals (North America), Inc.**					
05/29/2008	20	04/29/2008	04/29/2008	73326285-001	A/P Invoice		4,626.89
UNR		United Rentals (North America), Inc.				**Vendor Total**	**4,626.89**
VAL		**Valerus Compression Services LP**					
06/18/2008	20	05/19/2008	05/19/2008	A000050216	A/P Invoice		4,153.55
VAL		Valerus Compression Services LP				**Vendor Total**	**4,153.55**
WIL		**Wilson**					
06/29/2008	20	05/30/2008	05/30/2008	5480045001	A/P Invoice		4,296.45
06/29/2008	20	05/30/2008	05/30/2008	5483801001	A/P Invoice		341.97
06/29/2008	20	05/30/2008	05/30/2008	5484704001	A/P Invoice		920.67
06/29/2008	20	05/30/2008	05/30/2008	5486139001	A/P Invoice		690.47
06/29/2008	20	05/30/2008	05/30/2008	5492117001	A/P Invoice		8,907.09
06/29/2008	20	05/30/2008	05/30/2008	5493571001	A/P Invoice		391.33
06/29/2008	20	05/30/2008	05/30/2008	5497698001	A/P Invoice		332.77
WIL		Wilson				**Vendor Total**	**15,880.75**
WIR		**Wireline, Inc.**					
06/30/2008	20	05/31/2008	05/31/2008	32821	A/P Invoice		2,505.99
WIR		Wireline, Inc.				**Vendor Total**	**2,505.99**
					**Total Payable		679,826.33
					**Credit Balances		0.00
					****Net Total		679,826.33

Southern Star Operating Inc.
Sub-Accounts List

Sub-Tables: 20 thru 20
Sub-Accounts: BBO thru ZZZ

Sub-Acct	Description
Table 20: Vendors	
BBO	B & B Oil Tools, Inc.
BCP	Bossier City Parish
BEN	Bennett Drilling Services, L.C.
BES	Basic Energy Services
BGK	BGK Texas Property Management, LLC
BGO	Black Gold Operating Inc.
BIL	Billy Walller Enterprises
BJS	BJ Services Company
BLW	Black Warrior Pipeline Corp
BOS	Bossier Sherrif's Dept
BOT	Baker Botts
BRA	Branton Tools L.L.C.
BRC	Branco Tools L.L.C.
BSC	Basic Energy Services, L.P.
BSS	The Bossier Co., Inc.
BUF	Buffco Production, Inc.
BUS	Business Wire Canada
CAS	CaseTech International Inc
CCB	Craig C Barclay, Geologist
CCC	Creative Cabling and Communications
CCF	CC Forbes Company L.P.
CHA	Chase Bank
CHI	Childress Fishing & Rental
CHL	Chili Peppers Hot Shot Services LLC
CLEM	Clements Fluids Louisiana, LTD
CLK	Clark Oilfield Construction
CLKW	CLARK WILSON LLP
COA	Coastal Chemical Co., L.L.C.
COC	Crawford Oilfield Construction, L.L.C.
CONQ	Conquest Drilling Fluids, Inc.
COO	Cook Pumping Services, L.L.C
COR	Core Laboratories LP
CRO	Crooks' Custom Contracting LLC
CSE	C & S Energy Services, Inc.
CTR	Center Point Energy Gas Transmission Co
CUDD	CUDD ENERGY SERVICES
CUSIP	CUSIP Service Bureau
CYP	Cypress Court Operating Associates, L.P.
DALE	DALE MATHESON CARR-HILTON LABONTE LLP
DAN	Dan Blocker Petroleum Consulting, Inc.
DAV	David Boone Oilfield Consulting, Inc
DEP	Dependable Pressure Testers
DER	Derrick Corporation
DES	Donald Edwards Sonnier, Jr.
DIA	Diamond Construction, Inc.
DLF	Donnie Leftlett Inc.
DMCL	Dale Matheson Carr-Hilton Labonte
DNR	Department of Natural Resource
DOC	DOC, Inc.
DON	Donald K. Mullings Engineer
DOU	Double T Contracts, Inc.
DVV	Davis Vacuum Services, LP
EAG	Eagle Oilfield Inspection Service, Inc.
EFC	EFC Valve and Controls
ELY	ELY AND ASSOCIATES, INC.

Sub-Acct	Description
Table 20: Vendors (Continued)	
ENER	ENERCOM
EPO	Epoch
FAS	Fas-Line Hard Band
FDX	Fed Ex
FFC	Faith Flow Control Inc.
FOW	Fowler Transportation Ltd.
FRC	Frac Lights & Equipment, Inc.
GAM	Gammaloy Holdings, L. P
GAR	Gardner Consultants, Inc
GEO	Geological and Engineering
GRAY	Gray Wireline Service, Inc.
GREEN	Greenberg Traurig
GRUY	H.J. Gruy and Associates, Inc.
GUL	Gulf States Services, Inc
HAL	Haliburton
HAN	Hanna Hardwood Products
HAR	Hargrove, Smelley, Strickland & Langley
HARW	Doug Harwell
HAT	Hat Creek Dirt Pit
HAY	Haynes Sales & Service Co
HEL	Helms Packer Service, Inc.
HEM	HEMUS LIMITED
HLP	H & L Pipe LLC
HTZ	Hertz
HYD	Hydrostatic Oilfield Testing, Inc.
ICE	Icenhower Oil & Gas, Inc.
IMPC	Imperial Capital
INTUIT	Intuit - Financials Payroll Services
J-W	J-W Wireline Company
JAC	Jackson & Harmon Insurance Agency
JORZ	Jordan A. Ziemer
JOY	JOY PARTNERS
JTP	J.T. Products, Inc.
JWM	J-W Measurement Company
KEI	Keithville Well Drilling & Service, Inc
KEY	Key Energy Services, Inc.
KIM	Kimray Oil & Gas Equipment
KYS	Alen Kyson
LAA	LA-ARK OILFIELD CONSTRUCTION
LAT	La-Tex Pump & Transportation, LLC
LDR	Louisiana Department of Revenue
LEYEN	LEYENDECKER & ASSOCIATES
LIB	Liberty Pressure Pumping, L.P.
LID	Lide Industries, Inc.
LIQ	Liquid Casing Inc
LLF	Laura Lee Leflett
LLK	Larry L. Keller
LON	Lonestar Rig Services, Inc.
LOU	Louisiana Oilfield Equipment Co
LOW	Lowe's Services, Inc.
MAD	Madole Construction Co., Inc.
MAG	Magnum Drilling Services, Inc.
MCC	McCormick Drilling Co., Inc.
MCQ	Macquarie Bank Limited
MEA	Meagher Oil & Gas Properties
MEA-TX	Meagher Oil and Gas Properties, Inc.
MHC	Mark Humphrey Co.
MIT	Mitchell Construction Contractors
MKO	MKO Trucking, Inc.

Sub-Acct	Description
Table 20: Vendors (Continued)	
MLT	M. L. Town Enterprises, Inc.
MLTC	Multi-Chem Group LLC
MOO	Moore Wireline of Shreveport, Inc.
MUR	Murphy Bros.
NAB	Nabors Drilling USA
NAT	National Tank Company
NWS	Nabors Well Services Ltd.
OGBS	Oil and Gas Business Solutions
OIS	Oilfield-Industrial Supply of Louisiana
OMNI	Omni Laboratories, Inc.
ONT	On Time Hotshot
OOC	Department of Natural Resources
OST	OST Fluid Services
PAC	Pacific Stock Transfer Company
PAP	Paper Tiger
PAS	Pason Systems USA Corp
PAYCK	PAYCHEX, INC.
PCAOB	Public Company Accounting OversightBoard
PETROS	PetroSource Staffing and Consulting, Inc
PIN	Pinnergy, Ltd
POJ	Port-A-Jon, Inc.
PRE	Precision Signs
PRI	Pride Oilfield Services, LLC
PRIME	Prime Rate Premium Finance Corp., Inc.
PRO	Pro-Tec Inspection, Inc.
PRT	PRO-TEST, INC.
PTR	Peterson Contractors
RAB	Raburn & Associates
RDL	Robert Donald Leflett
RED	Redchip Companies, Inc.
REG	Regard Resources Co.
REM	R.E.M. Solutions
RES	Rapid Energy Service
RIG	Rig Runner's Inc.
RLW	Rae Lynn Wertz
ROU	Roughneck Lease Services Inc.
RWS	Richard's Welding Service
SAF	S & F Construction, Inc.
SCH	Schlumberger
SCM	Southern Comfort Portable Toilets
SEA	Seaboard International
SET	Southern Energy Transportation, Inc.
SIE	Sierra Engineering
SIM	Simons Petroleum
SLOS	S & L Oilfield Services
SMB	Smith Bits
SMI	Smith International
SNE	Snell Wylie & Tibbals
SOU	Southern Steel & Supply
SPR	Sierra Pines Resources International
STA	Stabil Drill
STAPLE	Staples Business Advantage
STE	Steve Kent Trucking
STI	Stinger Wellhead Production Inc.
STL	Stallion OilField Services
STR	Stringer Contracting Inc.
STRF	The Strong Firm P.C.
STS	Specialty Rental Tools and Supply
STV	State Line Vacuum Services LLC

Sub-Acct	Description
Table 20: Vendors (Continued)	
SUN	Sunland Production Co., Inc.
SUP	Sup-R-Jar, Inc.
SWS	Superior Well Services, Ltd.
TAY	Tayco Tools
TES	Tesco Services, Inc
TET	TETRA Completion Services
TFT	TF Tank Services, LLC
THS	Texas Hot Shot Company, Inc.
TIM	Timco Services
TKS	T. K. STANLEY, INC.
TLC	TLC Office Systems
TLD	T & L Dirtwork, Inc
TRA	Travelers
TRI	Trident Steel Corporation
TRN	Trend Services, Inc.
TXM	TX Mutual Insurance
TYL	Tyler Ross Comp, Inc.
UNR	United Rentals (North America), Inc.
USL	U S Liquids of LA, L.P.
VAL	Valerus Compression Services LP
VAND	Brian D. Vandivere
VCFO	virtual CFO
VER	Vernon E. Faulconer, Inc.
VTL	Venture Transport Logistics, L.L.C.
WAS	Wasson Enterprises LLC
WDG	William D. Gibbs
WEA	Weatherford US LP
WEL	Wellhead Works
WIG	Wiggins Specialty Co., Inc
WIL	Wilson
WIR	Wireline, Inc.
WOLFEP	WolfePak Software
WOO	Woolley Fishing Tool, Inc.
WPR	Well-Pro Services, L.P.
ZAD	Zadeck Energy Group, Inc
ZZMISC	Miscellaneous Vendor

	SSO	SSE	Total	
Balance at 7/9/08	$ 66,487	$ 157,774	$ 224,262	
Uncleared Checks	$ (12,754)	$ (24,823)	$ (37,577)	
Net Balance	$ 53,733	$ 132,952	$ 186,685	
Immediate Wires	$ -	$ -	$ -	
Open Items - Pay Now	$ (679,826)	$ (64,760)	$ (744,586)	
Pending Invoices - Pay Now	$ (195,151)	$ (29,702)	$ (224,853)	
Subtotal Current Balance	$ (821,244)	$ 38,490	$ (782,755)	
Transfers Needed			$ -	
Net Balance	$ (821,244)	$ 38,490	$ (782,755)	
Current Accounts Payable Due 7/31/08 or later				
Open Items - Remaining		$ -	$ -	
Pending Invoices - Remaining	$ (183,931)	$ (60,095)	$ (244,026)	
Subtotal	$ (183,931)	$ (60,095)	$ (244,026)	
Current Accounts Receivable				
Ramshorn JIB (May 08)	$ 10,768	$ -	$ 10,768	
Dynamic JIB (May 08)	$ -	$ -	$ -	
Current Revenue Balance (Net)	$ -	$ 412,522	$ 412,522	
Subtotal	$ 10,768	$ 412,522	$ 423,290	
Working Capital	$ (994,407)	$ 390,916	$ (603,491)	
Credit BJ Services			$ 116,654	This gets worked off 12.5% of new work.
JIB to be billed June 2008			$ 50,000	
Imperial Fee			$ (90,000)	
Adjusted Working Capital			$ (526,838)	

SSE ARs

Revenue Account Detail	
Current Balance 7/9/08	$283,876.95
Faulconer April Revenue to be deposited	$174,152.68
Faulconer May Revenue to be deposited	$764,593.74
Wire Transfer Due from Macquarie	$136,504.54
Reimbursement due from SSE	$15,944.44
Total Gross Revenue Balance	$1,375,072.35
Net Due to SSE	$412,521.71

Schedule 4.25

Other Agreements

1) Prospect Letter Agreement dated February 12, 2006 among Sienna Pine Resources International, Dynamic Resources Corporation and Tyner Texas Operating Company.

2) Prospect Acquisition Agreement dated October 10, 2006 by Dynamic Resources Corporation and Big Sky Management, Ltd.

3) Purchase and Sale Agreement dated November 2, 2006 between Dynamic Resources Corporation, Tyner Texas Operating Company, Southern Star Operating, Inc., Tyner Texas Resources LP, and Ramshorn Investments, Inc.

4) Contract Operating Agreement dated July 11, 2008, between Southern Star Energy, Inc. and Southern Star Operating, Inc.

Schedule 4.28

Operators/Operating Agreements

Joint Operating Agreement dated effective September 26, 2006, between Tyner Texas Operating Company as Operator and Tyner Texas Resources LP, Ramshorn Investments, Inc., and Dynamic Resources Corporation as Non-Operators, with Southern Star Energy, Inc. being the successor in interest to Tyner Texas Resources, LP thereunder.

Schedule 4.31

Employee Plans

None.

Schedule 4.39

Hedging Agreements

None.

Schedule 4.40

Marketing Contracts

1) Gas Sales Agreement No. 2316-001 dated effective March 1, 2008, between Martin Gas Sales and Southern Star Energy.

2) Purchase Agreement No. CPE6984 dated effective December 1, 2007, between Texon L.P., and Southern Star Energy, Inc., as amended by Amendment No. 1 dated March 4, 2008.

3) Gathering Agreement dated effective June 20, 2007, between Southern Star Operating, Inc. and Vernon E. Faulconer, Inc.

Schedule 4.41

Deposit Accounts

BANK	ACCOUNT TYPE	ACCOUNT NO.	ACCOUNT NAME
Pegasus Bank	Operating Account	5000-2756	Southern Star Energy Inc.

Schedule 6.9(c)

Insurance

See attached Insurance Certificates.

Also:

Prime Rate Premium Finance Corporation, Inc.
Primary Directors & Officers ($5mm) XL Specialty Insurance Company
Excess Directors& Officers (5mm xs 5mm) RSUI Indemnity Company
Excess Directors& Officers (5mm xs 10mm) Illinois National Insurance Company

Policy Period: January 14, 2008 – January 14, 2009
$128,446.00 Total Premium
$25,690.00 Down
$11,728.78 monthly

ACORD. CERTIFICATE OF LIABILITY INSURANCE

OP ID GJ SOUTH-8

DATE (MM/DD/YYYY) 07/10/08

PRODUCER

J&H Insurance Services, Inc.
510 N. Valley Mills Dr., #701
Waco TX 76710
Phone: 254-772-6074 Fax: 254-772-6864

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED

Southern Star Operating, Inc.
110 Cypress Station Dr Ste 152
Houston TX 77090

INSURERS AFFORDING COVERAGE		NAIC #
INSURER A:	St. Paul Surplus Line Ins. Co.	
INSURER B:	Certain Underwriters @ Lloyds	
INSURER C:		
INSURER D:		
INSURER E:		

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A	X	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS MADE X OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY / PRO-JECT / LOC	MU05538420	11/09/07	11/09/08	EACH OCCURRENCE	$ 1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurence)	$ 100,000
						MED EXP (Any one person)	$ 5,000
						PERSONAL & ADV INJURY	$ 1,000,000
						GENERAL AGGREGATE	$ 2,000,000
						PRODUCTS - COMP/OP AGG	$ 1,000,000
A		AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS	MU05538420	11/09/07	11/09/08	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
A		EXCESS/UMBRELLA LIABILITY OCCUR / CLAIMS MADE DEDUCTIBLE X RETENTION $ 10,000	MU05576140	11/09/07	11/09/08	EACH OCCURRENCE	$ 4,000,000
						AGGREGATE	$ 4,000,000
							$
							$
							$
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below				WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	$
						E.L. DISEASE - EA EMPLOYEE	$
						E.L. DISEASE - POLICY LIMIT	$
B		OTHER Control of Well	F-410-1603-COC	11/13/07	11/13/08	See Notes	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

Certificate Holder is named as Additional Insured on the General Liability and Control of Well policy.

CERTIFICATE HOLDER

MACQU-1

Macquarie Bank Limited,
Administrative Agent
Houston Representative Office
500 Dallas St., Suite 3100
Houston TX 77002

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 10 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

Rowland Jackson

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

Cost of Control & Extra Expense $7MM any one occurence ,CSL
Care Custody & Control $1MM Any One Occurence
Retention: COC $100K Any one occurence, CSD
CCC $50K Any one Occurence

Schedule 6.19

Bonds and Qualifications

1) Southern Star Operating, Inc., holds a license to operate oil and gas wells in the State of Louisiana; Offshore Operating Contract Number S361.

2) Pledge of Certificate of Deposit Agreement dated November 15, 2006, between Southern Star Operating, Inc., and the Commissioner of Conservation, State of Louisiana, in the amount of $25,000 deposited at Amegy Bank of Texas.

3) Southern Star Operating, Inc., a Louisiana corporation, is in good standing as of July 10, 2008, and qualified to transact business in the State of Texas.

4) Southern Star Energy Inc., a Nevada corporation, is in good standing as of July 10, 2008, and qualified to transact business in the States of Texas and Louisiana.

Schedule 7.1(b)

Authorized Capital Leases

None.

Schedule 7.5

<u>Liens and Encumbrances</u>

None.